UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07170

TCW Funds, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Vice President and Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Item 1.	Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

Paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tcw.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. You can call 1-800-FUND-TCW (1-800-386-3829), if you invest directly with the Funds or contact your financial intermediary, if you invest though a financial intermediary, to inform the Funds or the financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held directly with TCW or through your financial intermediary.

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David B. Lippman President, Chief Executive Officer and Director

Dear Valued Investors,

I am pleased to present the 2021 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2021. I would like to express our appreciation for your continued investment in the TCW Funds as well as to welcome new shareholders to our fund family. As of October 31, 2021, the TCW Funds held total net assets of approximately $16.4 billion.

This report contains information and portfolio management discussions of our Equity Funds and the TCW Conservative Allocation Fund.

The U.S. Stock Market

U.S. stocks surged 42.9% (S&P 500 Total Return Index) to a record high during the one-year period ending 10/31/21. The U.S. Federal Reserve’s vast quantitative easing and asset purchases, coupled with massive fiscal stimulus, provided robust support to risk assets including stocks despite the COVID-19 Delta variant’s disruption to the process of reopening the global economy. Early in the year, the Biden Administration secured passage of the $1.9 trillion American Rescue Plan Act of 2021, which placed stimulus checks into the hands of consumers and provided for expanded unemployment benefits through early September of this year. Retail sales surged, unemployment fell to a new post-pandemic low, and both the manufacturing and services sectors of the US economy experienced sharp rebounds. Against this macro backdrop, and with the Federal Reserve reiterating its zero interest rate policy and continued monthly asset purchases, it was little surprise that the U.S. economy posted real GDP growth of 6.4% and 6.7% (Quarter-over-Quarter), respectively, in the first and second quarters of the year. Equity prices were also fueled higher by first quarter corporate earnings results, which showed stellar year-over-year revenue and earnings per share rebounds of approximately 50% in the first quarter and 87% in the second quarter (Credit Suisse, 5/21/21 and 8/20/21). At the same time, however, the U.S. Fed Chair Powell’s narrative that the pick-up in inflation would prove “transitory” came under investor scrutiny, as multiple inflation gauges pointed to potentially persistent inflation. Indeed, in October both the headline (6.2%) and core CPI (4.6%) year-over-year figures hit their highest level in 30 years. Powell was forced to acknowledge that current inflationary pressures have been “larger and longer lasting than anticipated,” and following its November 2021 Federal Open Market Committee (FOMC) meeting, the Fed announced that it would begin to taper its monthly asset purchases. Thus, just three months after the 10-year U.S. Treasury Note yield had dipped to 1.17% due largely to Delta variant concerns, the bellwether rate surged as high as 1.70%.

Looking Ahead

Looking forward, supply chain bottlenecks, higher energy prices, and labor market wage pressures have underscored a real potential for higher-than-expected inflation in the near-to-medium term. At the same time, considerable uncertainty remains with respect to the U.S. and global economic growth outlook given the uncertain evolution of the COVID pandemic in the U.S. and abroad, despite vaccination progress. And after successive years of massive fiscal stimulus, including the recently enacted $1.2 trillion Infrastructure and Investment Jobs Act, we think that burgeoning federal debt and deficits, in combination with higher interest rates, will eventually present considerable headwinds to the equity market. With respect to the corporate earnings growth outlook, many companies have called out supply chain issues and input cost pressures, such that the consensus expectation for high single-digit earnings per share growth for U.S. stocks in 2022 — presently at 8% — remains subject to revision. We highlight the potential for a pick-up in market volatility and a period of protracted choppiness in the equity markets, as investors grapple with the Fed taper, inflationary pressures, continued supply chain issues, and the still uncertain growth trajectory as the global economy

1

Letter to Shareholders (Continued)

emerges from COVID. Against this backdrop, our equity portfolio managers and analysts continue to seek out those quality companies which possess resilience, strong balance sheets, and skilled management that will ultimately separate the winners from the losers during such a period of heightened uncertainty.

We truly value our relationship with you and thank you for making the TCW Funds part of your long-term investment plan. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I look forward to further correspondence with you through our semi-annual report next year.

Sincerely,

David B. Lippman

President, Chief Executive Officer and Director

2

TCW Artificial Intelligence Equity Fund

Management Discussions

For the year ended October 31, 2021, the TCW Artificial Intelligence Equity Fund (the “Fund”) returned +36.5% while the Russell 3000 Growth Index returned +42.8% over the same period.

Strongest and Weakest Performers

Our two biggest stock contributors during the year were Alphabet and ASML Holding.

Alphabet performed very well in the period, reporting impressive earnings results in subsequent quarters, largely driven by an improving environment in digital advertising as well as strong revenues from its Search, YouTube, and Network segments. Management offered little in the way of forward commentary beyond cautioning about tougher comps in the back half of the year, but the outlook is bright. Google has significant exposure to travel in the reopening environment, it is better protected from changes in digital advertising privacy than peers, and it has two rising growth businesses that are reaching scale in YouTube Ads and Google Cloud.

The company is also working to integrate AI into its search engine, which in the past produced results using preset rules and algorithms, but now is working to incorporate deep learning features into the process. Alphabet uses an artificial intelligence neural network in its Google Translate technology in order to improve fluency and the accuracy of the tool. YouTube, Google Maps, and Gmail also use machine learning technology to improve functionality and user experience.

Alphabet’s self-driving, ride-hailing subsidiary company, Waymo, ramped up its testing during the period. The service has been tested in Phoenix and was just recently granted a permit to offer rides in San Francisco. As of now, the cars are operating from 10 p.m. to 6 a.m. and require a “safety driver” to oversee the ride. Waymo has recently begun mapping in New York City, where the company hopes to expand testing and ultimately offer the service in the future.

ASML Holding had a strong year as the company benefitted from strong semiconductor demand and tight supply. The company specializes in developing and producing semiconductor-manufacturing equipment. The semiconductor industry needs to increase production to satisfy long-term growth and is increasing its purchases from ASML.

Our two weakest stock contributors during the year were Alibaba Group and Baidu.

Both Alibaba and Baidu struggled as the Chinese government tightened regulations and levied penalties against many of its major corporations. In July, the government announced further regulations, specifically targeting the technology sector. The plan includes collecting information, listing problem areas for companies, and holding offenders legally responsible.

Investors also expressed concern that Chinese companies’ stocks, which trade on U.S. stock exchanges as American Depository Receipts (ADRs), may be delisted and only traded on Hong Kong’s stock exchange. The risk comes from both the U.S. and Chinese governments as tension between the countries has grown in recent years. Mounting pressure has come from U.S. regulators who have highlighted the potential for inaccurate financial statements from Chinese companies, as China doesn’t adhere to the same auditing standards that public U.S. companies must follow. The U.S. regulators have called on China to allow examinations of its companies, or risk them being delisted within the next three years.

As one might expect, many Chinese companies’ stock prices have been negatively impacted by these actions and announcements, and Alibaba and Baidu were among those affected.

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TCW Artificial Intelligence Equity Fund

Management Discussions (Continued)

AI Outlook and Recent Developments

We believe AI will be the foundational technology of the information age. The leap from computing built on the foundation of humans telling computers how to act, to computing built on the foundation of computers learning how to act, has significant implications for every industry.

In our view, there are many structural drivers that are accelerating the need for AI. These include:

•	Trend in demographics towards an aging global population

•	Need for greater energy efficiency

•	Drive for greater urbanization as demand for convenience increases

•	Efforts to increase human capital productivity

The broad applicability of AI also leads us to believe that it is a paradigm-shifting technology for the global economy and a driver behind improving productivity. AI very well could end the period of stagnant productivity growth in the U.S. We believe that AI-technology-driven improvements to productivity could, similar to the 1990’s, drive corporations to invest in more capital and labor intensive projects, accelerating growth, improving profitability, and expanding equity valuations. We believe the trend towards AI-enhanced products is accelerating and we highlight recent developments as evidence:

•

Zoox Unveils Autonomous Robotaxi. Zoox, which is owned by Amazon, introduced its first electric robotaxi. The vehicle is driverless and comes without a steering wheel, includes airbags for four passengers that face each other on two benches in a carriage-style format, and travels up to 75 miles per hour. The vehicle can also run up to 16 hours on a single charge. The intention is to first offer the robotaxis in a commercial service for human passengers, with the potential to offer last-mile services for packages down the line. Annie Palmer. CNBC. Amazon Zoox Unveils Self-Driving Robotaxi. December 14, 2020 (https://www.cnbc.com/2020/12/14/amazons-self-driving-company-zoox-unveils-autonomous-robotaxi.html)

•

Cruise and GM Partner with Microsoft for Self-Driving Vehicles. Cruise and General Motors announced that they will team with Microsoft to commercialize self-driving vehicles via a long-term partnership. Cruise will use Microsoft’s Azure platform, while Microsoft (along with General Motors, Honda, and others) will invest over $2 billion of equity into Cruise. GM is aiming to launch 30 new electric vehicles globally by 2025. Automotive World. Cruise and GM Team Up with Microsoft to Commercialize Self-Driving Vehicles. January 19, 2021 (https://www.automotiveworld.com/news-releases/cruise-and-gm-team-up-with-microsoft-to-commercialize-self-driving-vehicles/)

•

Forbes Showcases Top 50 Most Promising U.S. Companies. Forbes highlighted 50 companies in the U.S. that are worth watching from an artificial intelligence development perspective. These businesses are privately-held and utilize machine learning, natural language processing, or computer vision and were compiled through a submission process. Companies were identified in partnership with Sequoia Capital and Meritech Capital. Alan Ohnsman and Kenrick Cai. Forbes. AI 50 Companies to Watch 2021. April 26, 2021 (https://www.forbes.com/sites/alanohnsman/2021/04/26/ai-50-americas-most-promising-artificial-intelligence-companies/?sh=3d5247a177cf)

•

AI Could Help to Mitigate the Risk of Future Pandemics. In 2016, a woman in rural Thailand noticed a cow frothing at the mouth and quickly reported it; by doing so, authorities were able to isolate 3 cows which had been infected with foot-and-mouth disease, and stop any further infection. Some researchers

4

TCW Artificial Intelligence Equity Fund

Management Discussions (Continued)

are convinced that by creating a system for reporting similar cases and incorporating AI, we will be able to avoid future outbreaks. Participatory One Health Disease Direction is an example of a company hoping to do just that. Located in Thailand, the company is working on developing AI that will expand monitoring, improve data analysis, and enhance vaccine development. Other countries across the globe are seeing countless similar companies emerging, which may help stop outbreaks early. James Paton and Randy Thanthong-Knight. Bloomberg. The Next Pandemic Could Be Averted With AI, Apps and Big Data. July 15, 2021 (https://blinks.bloomberg.com/news/stories/QW9PU2DWRGG6)

•

Waymo, a Google Spinoff, Starts Giving Rides in San Francisco. San Francisco’s streets are known for being tight, busy with pedestrians, bicyclists, and trolleys, and lacking space to park. Alphabet’s Waymo, is hoping to make getting around the city a little easier as it has begun testing its self-driving technology. Similar to other rideshare companies, the service allows a “driver” to hail a car and get a ride to a destination of their choosing, although currently the rider must sit in the driver’s seat, ready to act in case of emergency. Waymo is currently only accepting a handful of riders, but the company hopes to be fully available to everyone in the next couple years. Paresh Dave. Reuters. Google self-driving spinoff Waymo begins testing with public in San Francisco. August 24, 2021 (https://www.reuters.com/technology/google-self-driving-spinoff-waymo-begins-testing-with-public-san-francisco-2021-08-24/)

We continuously survey the artificial intelligence investment landscape by drawing upon our deep technical knowledge and fundamental research efforts. Our research effort seeks the most attractive opportunities in the AI ecosystem. We appreciate your confidence in and support of the TCW Global Artificial Intelligence Equity Fund.

5

TCW Artificial Intelligence Equity Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2021(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Artificial Intelligence Equity Fund
Class I (Inception: 09/01/2017)	36.48%	30.75%	—	—	24.57%
Class N (Inception: 09/01/2017)	36.34%	30.65%	—	—	24.47%
Russell 3000 Growth Index	42.81%	28.66%	—	—	24.25%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

6

TCW Conservative Allocation Fund

Management Discussions

For the year ended October 31, 2021, the TCW Conservative Allocation Fund (the “Fund”) posted a gain of 15.92% for the I Class and 15.64% for the N Class shares. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark of 40% S&P 500 Index and 60% Bloomberg U.S. Aggregate Bond Index returned 15.36% over the same time period.

The Fund posted positive returns over the past year with positive contributions coming from U.S. Equities. The strongest returns came from the TCW Relative Value Large Cap Fund (10.7% allocation and 51% return) and the TCW New America Premier Equities Fund (8.4% allocation and 40% return). The equity portion of the fund was up over 40% for the past 12 months, slightly lagging the S&P 500 Index return of 42%. At the asset allocation level, the decision to overweight large cap growth and underweight large cap value equities helped relative performance. Within Fixed Income, the strongest returns came from the MetWest High Yield Bond Fund (1% allocation and 7.7% return) and the TCW Emerging Market Bond Fund (1% allocation and 5% return). Both funds outperformed the Bloomberg U.S. Aggregate Bond Index return of -1.0%.

As of the end of October, the allocation for the Fund was 35% equities, 9% alternatives and 56% fixed income. The Fund had a slight underweight to both equities and fixed income and an overweight allocation to alternatives relative to its blended index. The baseline allocation is 40% Equities and 60% Fixed Income. Over the past 12 months, the Fund had slightly decreased the allocation to equities, specifically large growth funds. Within Equities, the allocation to Large and Mid Value funds were increased to give the Fund a more balanced allocation between growth and value within equities. In Fixed Income, the allocation to shorter duration US Fixed Income funds were increased along with initiating an allocation to a commodities fund.

U.S. stocks surged 7.0% to a record high in the month of October, bringing their year-to-date advance to 24.0% (S&P 500 Total Return Index). Moves by U.S. Senate moderate Democrats to force a scaling back of the Biden Administration’s Build Back Better reconciliation bill from $3.5 trillion to $1.75 trillion proved supportive of the equity market given the elimination of most planned corporate and capital gains tax hikes. At the same time, macroeconomic data releases were generally positive, including the September employment report, which showed a sharp drop in the unemployment rate from 5.2% to 4.8%. Encouragingly, average hourly earnings were up 4.6% (Year-over-Year), and weekly initial unemployment claims fell mid-month to a post-pandemic low of 290k. While U.S. Fed Chair Powell signaled a November announcement of asset purchase “tapering,” equity market investors appear to have embraced his narrative that tapering will be an orderly process through the middle of next year prior to any interest rate hikes. So although inflation data have been running hotter than expected — Core CPI was up 4.0% (Year-over-Year) in September — there has been just a modest uptick in the market’s inflation expectations, with the U.S. Treasury Inflation-Protected Securities’ (TIPS) 10-year breakeven rate rising from 2.37% to 2.53% over the course of the month.

Following a 6.7% growth rate in the second quarter, the first estimate of 3Q GDP growth came in at a 2.0% annualized rate, the softest pace of the pandemic recovery period. The deceleration was driven by a slowdown in personal consumption (+1.6% versus +12% prior). Meanwhile, the Fed’s closely watched gauge of inflation, the core PCE index, notched a 4.5% annualized growth rate. While this is still elevated, it has come down from an over 6% jump in the prior period.

On the labor front, payrolls reported in early September showed just 194,000 jobs were added, far below expectations for a +500k gain. The unemployment rate dipped 0.4% to 4.8%, though the participation rate

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TCW Conservative Allocation Fund

Management Discussions (Continued)

also decreased to 61.6%, showing little sign that the expiration of enhanced unemployment benefits spurred workers to re-enter the labor force (many economists believe that a substantial number of Americans have permanently left the job market due to the pandemic). In the bond market, sovereign yield curves experienced considerable flattening late in the month as central banks globally have either removed accommodative policies or signaled that this would be imminent (the most notable movements came in the U.K., Australia and Canada).

In the U.S., the yield on the 30-Year Treasury dropped below 2% for the first time in a month, and the 5-30 Year gap moved to as little as 75 basis points — a level last seen in March 2020. Meanwhile, the yield on the 20-Year Treasury was just 4 bps lower, leading to an inverted curve for 20s/30s. In contrast, short/intermediate yields were higher.

Returns were mixed in the fixed income market. The Bloomberg U.S. Aggregate Index was roughly flat on a total and excess return basis, with securitized sectors down modestly while corporate credit posted positive returns. Meanwhile, high yield experienced its first month of negative returns in 2021 with a 0.2% loss in October, though excess returns over duration-matched Treasuries came to +14 bps. Investment grade credit spreads were largely range-bound as volatility remains historically low, and yields were modestly higher, though the sector gained 0.2% overall in October due to lower 30-Year Treasury yields. Areas that have benefitted from the economy “reopening” such as airlines and lodging were the best performers for the month, while banks and tobacco lagged.

Looking forward, it will be critical to monitor the persistence of what is certainly an elevated inflation dynamic at present. Even though the market shook off a very weak third-quarter GDP print of 2.0% (down from 6.1% Quarter-over-Quarter in 2Q), incremental data releases which point to a weaker economic growth outlook could indeed stoke stagflation concerns. And while supply chain bottlenecks, higher energy prices, and labor market wage pressures have appeared manageable to this point, should they worsen, the narrative associated with corporate earnings reports and forward guidance may indeed begin to undercut consensus expectations for earnings growth next year, which presently stands at a reasonably attractive level of around 8% (with the forward market P/E at 20 times). We continue to anchor to our constructive outlook for corporate earnings growth while at the same time cautioning that the risks to the outlook are building given the prospect of Fed tightening, supply-chain bottlenecks, elevated inflation, and slowing economic growth. The Fund allocation remains defensively positioned given historically tight spreads and abundant risks, with ample levels of liquidity to respond to potential volatility. Duration positioning is shorter than the Index given relatively low Treasury yields and an expectation for intermediate and longer rates to move modestly higher, with short rates anchored at least until the latter half of 2022. Corporate credit positioning is underweight that of the Index, with current holdings focused on high conviction, high quality names and defensive sectors like communications and non-cyclicals, while cyclical sectors represent a relative underweight.

8

TCW Conservative Allocation Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2021(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Conservative Allocation Fund
Class I (Inception: 11/16/2006)	15.92%	11.48%	8.25%	7.01%	6.09%
Class N (Inception: 11/16/2006)	15.64%	11.17%	7.88%	6.58%	5.81%
40% S&P 500 Index/60% Bloomberg U.S. Aggregate Bond Index	15.36%	12.19%	9.50%	8.34%	6.96%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

9

TCW Global Real Estate Fund

Management Discussions

For the year ended October 31, 2021, the TCW Global Real Estate Fund (the “Fund”) generated returns of 42.32% and 42.10% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the S&P Global REIT Index, had a return of 45.37% over the same period.

On an attribution basis, the Fund’s underperformance relative to its benchmark during the period was predominantly driven by sector allocation as well as stock selection. The Fund’s largest sector underweight was in Retail REITs (average weight of 1.72% and up 3.23% for the Fund vs. average weight of 16.43% and up 65.73% for the index), which detracted from performance. From a relative standpoint, the Fund’s largest sector overweight was in Mortgage REITs (average weight of 12.67% and up 75.33% for the Fund vs. average weight of 0.00% for the index), which benefitted performance. From a stock selection perspective, positive contributors included Chatham Lodging Trust (CLDT) and Iron Mountain (IRM). Conversely, notable detractors from performance included Americold Realty Trust (COLD) and Alexander and Baldwin Call Options (ALEX Calls) which we sold as a hedge against our long position in ALEX.

U.S. stocks advanced 42.89% for the 12 months ending in October 2021 (S&P 500 Total Return Index). The reopening of the global economy from the COVID-19 pandemic has been a positive driving factor in markets, despite some uncertainty around the Delta variant causing new spikes in infected cases in certain geographies. Macroeconomic data has also generally been supportive, and although inflation data has been running hotter than expected, investors seem to have embraced the U.S. Fed’s narrative that tapering will be an orderly process through the middle of next year prior to any interest rate hikes.

Global REIT indices outperformed the broader markets (as measured by the MSCI World Index), gaining 45.36% through October 31, 2020 compared to 41.08% for the MSCI World Index. Drivers of the outperformance may include the pronounced underperformance in previous years, low interest rates, above average inflation, and the potential for increased tax rates for tax paying entities (which REITs are shielded from). Moving forward, there is still much uncertainty with respect to the longer-lasting impacts of the pandemic. For example, the office sub-sector is an industry that has historically been saddled with relatively high maintenance capital expenditure requirements in addition to high tenant improvement expenditures and leasing costs. Couple these overhangs with a significant change in consumer preference to work from home, and what will undoubtedly be a long period of future technological improvement in telecommuting and virtual meetings, and it becomes very risky to deploy capital in this space. We believe that there are other potentially disrupted areas of the real estate market. While there are counterbalancing forces which may sustain demand in certain sectors/geographies, real estate seems to be more prone to disruption today than it ever has been in our recent memory.

That said, our strategy for navigating the current environment remains largely unchanged. We source most of our holdings from two separate pools. The first is in underappreciated, undervalued companies that could benefit from a change in sentiment. The issues facing these businesses are typically transitory and the discount is largely unfounded when viewed on a longer time horizon. The second set is in the quality franchises which exhibit high barriers to entry and sustainably generate strong cash flows. These companies generally also have an ability to invest capital at high rates of return and typically will compound capital at a pace that exceeds that of their peers. While in prior years the portfolio was more heavily weighted towards the second set of high quality companies, we have found more compelling opportunities this year in the first group of “value” businesses. In a prior year’s letter we mentioned that we would not be taking risks by owning lower-quality businesses at lower valuations because we believed that risk was not

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TCW Global Real Estate Fund

Management Discussions (Continued)

appropriately priced at the time. This year, as we navigated through the pandemic, we continued to cycle out of some of our more fully valued “quality” holdings into more misunderstood value names at very deep discounts. We believe the disruption caused by the pandemic remains pronounced and that the dispersion in company valuations is still very high. This should continue to be a great opportunity for active stock selection.

	Annualized Total Return as of October 31, 2021(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Global Real Estate Fund
Class I (Inception: 12/01/2014)	42.32%	21.03%	12.93%	—	9.14%
Class N (Inception: 12/01/2014)	42.10%	20.83%	12.80%	—	9.04%
S&P Global REIT Index	45.37%	11.74%	8.41%	—	7.06%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

11

TCW New America Premier Equities Fund

Management Discussions

For the fiscal year that ended October 31, 2021, the TCW New America Premier Equities Fund (the “Fund”) returned 40.46% and 40.07% on the I Class and N Class shares. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Index, returned 43.51% over the same period.

The Fund’s performance benefited from investments in Constellation Software Inc., Microsoft Corporation, Dye & Durham Ltd., MSCI Inc., and IHS Markit Ltd. The Fund’s performance was negatively impacted by investments in PayPal Holdings, Inc., Clarivate PLC, Cricut, Inc., Pinterest, Inc., and Ortho Clinical Diagnostics Holdings PLC.

As we have indicated in the past we eschew a reliance on macroeconomic forecasts and projections of the future direction of markets — our view is that these factors are unknowable. We therefore focus on what we think is knowable. We believe that a careful assessment of investment opportunities at the security level will provide us, in some cases, with a high probability view of the future free cash flows of a business. Risk-adjusted cash flow stream is a key determinant of the future returns of an investment and therefore a key determinant of the portfolio’s future returns. We believe that we have made good decisions in this respect and that the portfolio of companies is built to weather most market environments.

Investment Philosophy

The Fund seeks to outperform the broad U.S. indices in both rising and falling markets with less risk and volatility. We seek to accomplish this objective by investing in a concentrated portfolio of businesses that carefully manage their environmental and social resources and that employ best in class corporate governance practices. We invest in businesses that have high barriers to entry, are stable, generate substantial free cash flow and are managed by prudent leaders.

Risk control: Our primary objective, as stewards of your capital, is to control risk while seeking attractive returns. We control risk in a unique manner; initially we apply our proprietary ESG quantitative framework to identify better managed businesses that have lower quantifiable and unquantifiable risks. Subsequently we hone our efforts on those businesses that we believe operate in stable industries with attractive industry structures, businesses that produce products that are critical to their customers, and businesses that we believe are led by proven, appropriately incentivized leaders. We endeavor to further control valuation risk by purchasing securities at attractive prices relative to the current free cash flow generation of the businesses. We believe that businesses that fit our profile produce fairly stable cash flow streams and are less prone to macroeconomic fluctuations, competitive pressures and valuation risks.

Consistency: It is also our objective to deliver a consistently positive outcome. We would view outsized outperformance in one year and poor performance in the subsequent year as a poor outcome for our clients. Our bottom-up investment process is focused on selecting undervalued businesses that we believe should perform well in most market environments and hold up well in negative periods. We believe consistency in approach and consistency in outcome gives us the best chance of minimizing a left-tail outcome in any given year. It is our view that if we can consistently deliver above average risk-adjusted performance over a long period of time the outcome likely would be outperformance relative to our peers over the full period. That is our goal.

Environmental, Social, Governance Analysis: Traditional fundamental analysis does not capture risks associated with managing environmental resources nor does it assess the performance of businesses from the perspective of resource efficiency. Traditional analysis does not typically assess the risks associated with

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TCW New America Premier Equities Fund

Management Discussions (Continued)

a heterogeneous workforce nor does it assess the competence, quality and engagement level of the Board of Directors. Our investment framework not only pays close attention to these issues, we quantify, score, and rank companies and exclude businesses based on these risk factors. While those risks are not quantified through traditional financial analysis, we have found a significant correlation between companies that manage their resources prudently and businesses that sport strong financial metrics. Businesses that meet our rigorous ESG performance requirements typically have higher free cash flow yields, higher total yields, higher margins and lower levels of financial leverage.

Focus on Dominant, Predictable Businesses with High Barriers to Entry: In the long run the investment performance of a portfolio is inextricably linked to the underlying performance of the earnings and cash flows of the businesses comprising the portfolio. We believe one of the greatest risks in investing is valuing a business based on an erroneous view of the future free cash flows of the business. Such a circumstance results in an investor typically overpaying for a business and therefore generating a poor return on the investment.

In fast-growing businesses or in industries that are undergoing rapid changes it is extraordinarily difficult and often dangerous to make an investment in a business when the long-term cash generation potential of the enterprise has a wide spectrum of outcomes. We seek to avoid companies and industries that are undergoing rapid changes.

What we do seek, however, are stable businesses that have dominant market positions, and whose long-term cash flows we believe can be predicted reasonably well. The qualitative characteristics that we seek, including attractive industry structures, pricing power and dominant market positions, make us confident in our forecast of the future cash flows of the businesses and therefore provide greater confidence that our valuation of the business is reasonably accurate. The famed value investor Benjamin Graham once said, “In the short run, the market is a voting machine but in the long run, it is a weighing machine.” Our view is that the market weighs cash flows and in order to consistently purchase a security for less than what it is worth, one should have high confidence in the future free cash flows of a business.

Thank you for joining us as fellow shareholders in the TCW New America Premier Equities Fund. We will continue to work hard to justify your confidence in us.

13

TCW New America Premier Equities Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2021(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW New America Premier Equities Fund
Class I (Inception: 02/01/2016)	40.46%	26.00%	25.08%	—	23.96%
Class N (Inception: 02/01/2016)	40.07%	25.70%	24.91%	—	23.81%
Russell 1000 Index	43.51%	22.01%	19.16%	—	18.76%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

14

TCW Relative Value Dividend Appreciation Fund

Management Discussions

For the year ended October 31, 2021, the TCW Relative Value Dividend Appreciation Fund (the “Fund”) posted a return of 51.22% and 50.90% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned 43.76% over the same period.

Market Outlook

The Federal Reserve, as expected, announced that it intends to begin its taper of the $120 billion bond purchase program ($80 billion of Treasury securities and $40 billion of agency mortgage-backed securities) which has been in effect since the onset of the pandemic in March 2020. The reduction will begin this November at a rate of $15 billion ($10 billion of Treasuries and $5 billion of agency mortgage-backed). The pace is not “set in stone” as the decisions for mid-November and mid-December were the only ones formally announced. However, the guidance states that “similar reductions in the pace of net asset purchases will likely be appropriate each month” save for a significant change in the economic outlook. Unless the economy suffers a setback, expectations are the program will be fully wound down by mid-2022. Fed Fund futures are still pricing one or two 25 basis points (bps) hikes in the second half of 2022 but the bond market vigilantes got a lot quieter after the Federal Open Market Committee (FOMC) meeting and Powell’s press conference bolstered by European Central Bank (ECB) President Christine Laggard’s dovish comments and the Bank of England’s’ decision to hold rates steady. Mr. Powell stated that the Fed would be “very transparent” and will be prepared for any outcome, adding that the central bank’s policy will adapt accordingly and that it is ready to speed up or slow down the taper. The Fed’s goal is maximum employment and price stability. Mr. Powell estimates that the economy will reach the former by the middle of 2022. At present, approximately five million jobs are still missing as a result of the pandemic, but this has been difficult to interpret as the labor market is tight with rising wages and businesses having difficulty hiring. In addition to supply chain problems and shortages, signs of higher inflation abound due in part to increased pricing power, wage increases (4%+ year-over-year), along with increased transportation costs. The Core Personal Consumption Expenditure (PCE) Index came in at a 3.6% annual rate yet the monthly rate of 0.2% annualizes at 2.4% while employment costs (ECI) rose at record pace (+3.7% year-over-year) in September. October’s Consumer Price Index (CPI) reflected a 6.2% year-over-year gain, the highest level in 30 years. Inflation is serious as it impacts cost of goods sold. Wage increases, on the other hand, can have a positive effect on consumer confidence and increased purchasing power. While wage inflation will need to be absorbed through productivity enhancements and/or price increases, higher wages historically have translated to higher consumer confidence and purchasing power. Additionally, consumers, on average, have nearly $2 trillion in excess savings that could be spent. S&P 500 operating margins improved the last four times average hourly earnings accelerated. Upon exiting an economic downturn, both wages and corporate earnings can rise with the duration of margin expansion historically ranging from 15 to 90 months.

The U.S. economy slowed in 3Q21 from the robust pace set in the first half of the year with the preliminary report for GDP coming in at 2.0% quarter-over-quarter (less than consensus estimates of 2.6%) led by an over 6% gain in consumer spending. Trade was the biggest detraction. The automobile sector was a notable drag knocking off 2.7 points from the figure due to a shortage of parts, not demand. The confluence of factors including the Delta variant, chip shortages, and supply chain bottlenecks also detracted from growth. The economy faces supply chain bottlenecks at key West Coast ports, but the White House has taken action to keep these ports open 24/7 and fines have been levied for unloaded containers

15

TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

which is starting to alleviate the problem. The Atlanta Fed GDPNow forecast for 4Q21 GDP is over 8% (Street consensus at 5%) due to the rebuilding of inventories and increased motor vehicles and parts sales and this should almost certainly spill over into 2022. Per Credit Suisse, every 1% increase in nominal GDP translates to a 2-3% gain in S&P 500 revenues and margin improvement as greater sales diminish the percent of costs. Positive earnings revisions can be a trend change that lasts 2-3 years. Finally, the odds of a recession (per NY Fed) over the next twelve months remain less than 10% and ~20% over the next 2-3 years.

3Q21 earnings are coming in much better than expected. With almost all S&P 500 companies reporting, per Fundstrat, most are exceeding revenue and 80% are exceeding earnings expectations. Company profits in aggregate are on pace for 32% year-over-year growth in 3Q versus expectations of 27% at the quarter’s onset and year-over-year revenues are up over 14%. 4Q21 estimates are increasing. Calendar year 2021 earnings per share (EPS) growth estimates have jumped from 22% at the start of the year to 55% today. Despite growth’s outperformance in October, Tech+ lagged both Financials and Cyclical earnings growth, and Information Technology earning’s growth faces much more difficult comparisons for the remainder of the year. Per Credit Suisse, growth and Tech+ stocks appear overvalued while the “rest of market” are the cheapest. On average, over the past 10 years, the S&P 500 Growth Index has traded at 2.6 times price-to-earnings (P/E) points above the market. As of November 1, for 2022 estimates, the Growth Index trades at a 5.8 times premium (S&P 500 Growth: 26.1 times, S&P 500: 20.3 times). Historically, Tech+ has traded at 2.3 times P/E points above the market. Today, it trades at a 6.3 times premium (Tech+: 26.6 times, S&P 500: 20.3 times). Financials appear the most attractively valued, trading at a -6.6 times discount. Earnings estimates have surged higher all year. According to Cornerstone Macro, 90% of industry earnings are above pre-COVID levels.

Investor fund flows follow earnings and earnings growth and we expect value to outperform. We believe the U.S. may be in the early stages of a super value cycle, and we are watching closely. We believe the recent gain in growth versus value stocks has been purely on multiple expansion and is not a reflection of higher earnings power. Information Technology stocks, specifically software and other members of the high price-to-earnings multiple cadre of growth stocks, have benefited from the decline in interest rates. All other things being equal, lower interest rates aid growth stocks (as well as interest sensitive stocks like Real Estate and Utilities) because typically the bulk of their earnings are in the future. While we are big believers in the nascent value super cycle, it is never a straight line. Third quarter cyclical earnings followed by stronger revisions and easier comparisons for the rest of 2021, even given the impact of the Delta variant, should demonstrate robust cyclical strength tilting investor attention back to value. For example, the U.S. Manufacturing Purchasing Managers Index (PMI) continues to rise with some street models not indicating a decline until 2Q22.

We believe value will return to favor as the positive Comprehensive Capital Analysis and Review (CCAR) results have led to increased buybacks and dividend growth for the banks. Additionally, 4Q21 S&P 500 estimates for cyclical companies (i.e. Consumer Discretionary ex-Internet Retail, Energy, Industrials, and Materials) are expected to grow earnings per share at multiples of the rate of non-cyclicals. Further, we believe value is poised for multiple years of outperformance over growth similar to the results post the 1970, 1975, 1982, 1991, and 2000 recessions.

The fourth quarter for U.S. markets is seasonally the strongest with the S&P up on average 4.5% over the last 30 years. Also boding well, holiday spending is projected to shatter previous records with the National

16

TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

Retail Federation forecasting year-over-year growth of 8.5%-10.5%. A correction before the end of the calendar year has historical precedence but is likely to be less severe given the stimulus backdrop. Former NY Fed President Dudley stated that the last time the Fed started to taper in 2013 it created a “taper tantrum” as officials had no prior experience with winding down asset purchase programs. Officials and investors now have experience which should provide some confidence and perhaps less volatility with the onset of the taper.

Per Barron’s (12/28/20), the stock market (S&P 500) has fared considerably well (at a 16.8% annualized rate) when the U.S. 10-Year Treasury yield climbs from sub-3% levels. From the recent low of 0.5% on August 6, 2020, the 10-Year yield has risen to 1.6% as of October 31. Additionally, the stock market has moved up 68% of the time when 10-Year yields rose from an initial level below 3%. The massive global monetary and fiscal stimulus programs could be the exact drivers to upend the “growth versus value” cycle. The current dynamics of 1) extreme two standard deviation valuation disparities between growth and value, 2) the beginning of a new economic cycle post the 1Q-2Q20 recession, 3) the new pro-growth administration, 4) the most concentrated Russell 1000 Growth Index ever and one of the most concentrated S&P 500 Indices, and 5) the unprecedented fiscal and monetary stimulus, all should help continue to drive value and Relative Value Dividend Appreciation (RVDA) performance. The RVDA two-year annualized projected consensus earnings per share growth rate is notably higher than the Russell 1000 Value while trading at a considerable discount based on the next 12 months’ price-to-earnings ratios; consequently there is a lot of earnings power in the portfolio. We believe the seeds of great opportunity are being sown today and thank you for your continued confidence in our time-tested disciplined philosophy, process, and team.

Fund Review

Over the course of the one-year period ending October 31, 2021, the Fund’s top ten holdings by average weight outperformed the portfolio and its benchmark index returning 59.9%, on average, led by JPMorgan Chase, Johnson Controls, General Electric, Chevron, and MetLife, each with 70%+ returns. Led by the aforementioned Johnson Controls and General Electric along with nVent and Textron the Fund’s Industrials names were the best relative performers returning 69.6% versus the group gain of 43.5%. Freeport-McMoRan’s strong return led to the outperformance in Materials where the portfolio’s names gained 64.7% — far outpacing their peers’ rise of 38.0%, while its Utilities names outperformed 25.4% versus 11.4%. The portfolio‘s Financials names rose 82.01% versus 74.3% led by Blackstone, MetLife, and Ameriprise, while also benefiting from stock selection in Information Technology and Consumer Discretionary led by Seagate Technology and Dick’s Sporting Goods. On the downside, the portfolio’s Energy stocks returned an admirable 75.3% but did not keep pace with the group’s soaring 112.5% gain over the one-year period. To a much lesser degree, the portfolio’s Communication Services lost value, returning 21.1% versus 26.0% with AT&T largely responsible, while PepsiCo and Conagra were the biggest detractors in Consumer Staples. Other notable detractors included Novartis, Gilead, and IBM. With respect to sector weightings, the portfolio benefited noticeably due to the underweight in Consumer Staples and overweight in Energy.

17

TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2021(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date	Inception Index
TCW Relative Value Dividend Appreciation Fund
Class I (Inception: 11/01/2004)	51.22%	15.38%	11.44%	12.13%	8.13%	8.65%
Class N (Inception: 09/19/1986)	50.90%	15.14%	11.20%	11.86%	9.35%	10.43%
Russell 1000 Value Index	43.76%	13.90%	12.39%	12.85%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

18

TCW Relative Value Large Cap Fund

Management Discussions

For the year ended October 31, 2021, the TCW Relative Value Large Cap Fund (the “Fund”) posted a return of 50.84% and 50.56% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned 43.76% over the same period.

Market Outlook

The Federal Reserve, as expected, announced that it intends to begin its taper of the $120 billion bond purchase program ($80 billion of Treasury securities and $40 billion of agency mortgage-backed securities) which has been in effect since the onset of the pandemic in March 2020. The reduction will begin this November at a rate of $15 billion ($10 billion of Treasuries and $5 billion of agency mortgage-backed). The pace is not “set in stone” as the decisions for mid-November and mid-December were the only ones formally announced. However, the guidance states that “similar reductions in the pace of net asset purchases will likely be appropriate each month” save for a significant change in the economic outlook. Unless the economy suffers a setback, expectations are the program will be fully wound down by mid-2022. Fed Fund futures are still pricing one or two 25 basis points (bps) hikes in the second half of 2022 but the bond market vigilantes got a lot quieter after the Federal Open Market Committee (FOMC) meeting and Powell’s press conference bolstered by European Central Bank (ECB) President Christine Laggard’s dovish comments and the Bank of England’s’ decision to hold rates steady. Mr. Powell stated that the Fed would be “very transparent” and will be prepared for any outcome, adding that the central bank’s policy will adapt accordingly and that it is ready to speed up or slow down the taper. The Fed’s goal is maximum employment and price stability. Mr. Powell estimates that the economy will reach the former by the middle of 2022. At present, approximately five million jobs are still missing as a result of the pandemic, but this has been difficult to interpret as the labor market is tight with rising wages and businesses having difficulty hiring. In addition to supply chain problems and shortages, signs of higher inflation abound due in part to increased pricing power, wage increases (4%+ year-over-year), along with increased transportation costs. The Core Personal Consumption Expenditure (PCE) Index came in at a 3.6% annual rate yet the monthly rate of 0.2% annualizes at 2.4% while employment costs (ECI) rose at record pace (+3.7% year-over-year) in September. October’s Consumer Price Index (CPI) reflected a 6.2% year-over-year gain, the highest level in 30 years. Inflation is serious as it impacts cost of goods sold. Wage increases, on the other hand, can have a positive effect on consumer confidence and increased purchasing power. While wage inflation will need to be absorbed through productivity enhancements and/or price increases, higher wages historically have translated to higher consumer confidence and purchasing power. Additionally, consumers, on average, have nearly $2 trillion in excess savings that could be spent. S&P 500 operating margins improved the last four times average hourly earnings accelerated. Upon exiting an economic downturn, both wages and corporate earnings can rise with the duration of margin expansion historically ranging from 15 to 90 months.

The U.S. economy slowed in 3Q21 from the robust pace set in the first half of the year with the preliminary report for GDP coming in at 2.0% quarter-over-quarter (less than consensus estimates of 2.6%) led by an over 6% gain in consumer spending. Trade was the biggest detraction. The automobile sector was a notable drag knocking off 2.7 points from the figure due to a shortage of parts, not demand. The confluence of factors including the Delta variant, chip shortages, and supply chain bottlenecks also detracted from growth. The economy faces supply chain bottlenecks at key West Coast ports, but the White House has taken action to keep these ports open 24/7 and fines have been levied for unloaded containers

19

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

which is starting to alleviate the problem. The Atlanta Fed GDPNow forecast for 4Q21 GDP is over 8% (Street consensus at 5%) due to the rebuilding of inventories and increased motor vehicles and parts sales and this should almost certainly spill over into 2022. Per Credit Suisse, every 1% increase in nominal GDP translates to a 2-3% gain in S&P 500 revenues and margin improvement as greater sales diminish the percent of costs. Positive earnings revisions can be a trend change that lasts 2-3 years. Finally, the odds of a recession (per NY Fed) over the next twelve months remain less than 10% and ~20% over the next 2-3 years.

3Q21 earnings are coming in much better than expected. With almost all S&P 500 companies reporting, per Fundstrat, most are exceeding revenue and 80% are exceeding earnings expectations. Company profits in aggregate are on pace for 32% year-over-year growth in 3Q versus expectations of 27% at the quarter’s onset and year-over-year revenues are up over 14%. 4Q21 estimates are increasing. Calendar year 2021 earnings per share (EPS) growth estimates have jumped from 22% at the start of the year to 55% today. Despite growth’s outperformance in October, Tech+ lagged both Financials and Cyclical earnings growth, and Information Technology earning’s growth faces much more difficult comparisons for the remainder of the year. Per Credit Suisse, growth and Tech+ stocks appear overvalued while the “rest of market” are the cheapest. On average, over the past 10 years, the S&P 500 Growth Index has traded at 2.6 times price-to-earnings (P/E) points above the market. As of November 1, for 2022 estimates, the Growth Index trades at a 5.8 times premium (S&P 500 Growth: 26.1 times, S&P 500: 20.3 times). Historically, Tech+ has traded at 2.3 times P/E points above the market. Today, it trades at a 6.3 times premium (Tech+: 26.6 times, S&P 500: 20.3 times). Financials appear the most attractively valued, trading at a -6.6 times discount. Earnings estimates have surged higher all year. According to Cornerstone Macro, 90% of industry earnings are above pre-COVID levels.

Investor fund flows follow earnings and earnings growth and we expect value to outperform. We believe the U.S. may be in the early stages of a super value cycle, and we are watching closely. We believe the recent gain in growth versus value stocks has been purely on multiple expansion and is not a reflection of higher earnings power. Information Technology stocks, specifically software and other members of the high price-to-earnings multiple cadre of growth stocks, have benefited from the decline in interest rates. All other things being equal, lower interest rates aid growth stocks (as well as interest sensitive stocks like Real Estate and Utilities) because typically the bulk of their earnings are in the future. While we are big believers in the nascent value super cycle, it is never a straight line. Third quarter cyclical earnings followed by stronger revisions and easier comparisons for the rest of 2021, even given the impact of the Delta variant, should demonstrate robust cyclical strength tilting investor attention back to value. For example, the U.S. Manufacturing Purchasing Managers Index (PMI) continues to rise with some street models not indicating a decline until 2Q22.

We believe value will return to favor as the positive Comprehensive Capital Analysis and Review (CCAR) results have led to increased buybacks and dividend growth for the banks. Additionally, 4Q21 S&P 500 estimates for cyclical companies (i.e. Consumer Discretionary ex-Internet Retail, Energy, Industrials, and Materials) are expected to grow earnings per share at multiples of the rate of non-cyclicals. Further, we believe value is poised for multiple years of outperformance over growth similar to the results post the 1970, 1975, 1982, 1991, and 2000 recessions.

The fourth quarter for U.S. markets is seasonally the strongest with the S&P up on average 4.5% over the last 30 years. Also boding well, holiday spending is projected to shatter previous records with the National

20

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

Retail Federation forecasting year-over-year growth of 8.5%-10.5%. A correction before the end of the calendar year has historical precedence but is likely to be less severe given the stimulus backdrop. Former NY Fed President Dudley stated that the last time the Fed started to taper in 2013 it created a “taper tantrum” as officials had no prior experience with winding down asset purchase programs. Officials and investors now have experience which should provide some confidence and perhaps less volatility with the onset of the taper.

Per Barron’s (12/28/20), the stock market (S&P 500) has fared considerably well (at a 16.8% annualized rate) when the U.S. 10-Year Treasury yield climbs from sub-3% levels. From the recent low of 0.5% on August 6, 2020, the 10-Year yield has risen to 1.6% as of October 31. Additionally, the stock market has moved up 68% of the time when 10-Year yields rose from an initial level below 3%. The massive global monetary and fiscal stimulus programs could be the exact drivers to upend the “growth versus value” cycle. The current dynamics of 1) extreme two standard deviation valuation disparities between growth and value, 2) the beginning of a new economic cycle post the 1Q-2Q20 recession, 3) the new pro-growth administration, 4) the most concentrated Russell 1000 Growth Index ever and one of the most concentrated S&P 500 Indices, and 5) the unprecedented fiscal and monetary stimulus, all should help continue to drive value and Relative Value Large Cap (RVLC) performance. The RVLC two-year annualized projected consensus earnings per share growth rate is notably higher than the Russell 1000 Value while trading at a considerable discount based on the next 12 months’ price-to-earnings ratios; consequently there is a lot of earnings power in the portfolio. We believe the seeds of great opportunity are being sown today and thank you for your continued confidence in our time-tested disciplined philosophy, process, and team.

Fund Review

Over the course of the one-year period ending October 31, 2021, the Fund’s top ten holdings by average weight outperformed the portfolio and its benchmark index returning 60.4%, on average, led by Freeport-McMoRan, JPMorgan Chase, General Electric, and Johnson Controls. Led by Freeport-McMoRan’s strong gain, the Fund’s Materials names were the best relative performers, returning 94.4% — far outpacing the group gain of 38.0%. Textron, Johnson Controls, and General Electric led to the outperformance in Industrials where the portfolio’s names gained 69.9% versus their peers’ rise of 43.5%, while Dick’s Sporting Goods, Target, and Darden Restaurants in Consumer Discretionary and ViacomCBS and Discovery in Communication Services highlighted in their respective sectors. The portfolio also outperformed with its Financials, Real Estate, Information Technology, and Health Care holdings led by Blackstone, Jones Lang LaSalle, onsemi (formerly ON Semiconductor), and Molina Healthcare, respectively. On the downside, the portfolio’s Energy stocks returned an admirable 71.1% but did not keep pace with the group’s soaring 112.5% gain. To a much lesser degree, the portfolio’s Consumer Staples holdings lost value, returning 8.7% versus 18.6% with Conagra largely responsible. Other notable detractors included Fiserv, Centene, and AT&T. The portfolio’s relative sector weights detracted due to the underweights in Financials and Energy as well as the overweight in Communication Services, while the underweights in the traditionally defensive Consumer Staples and Utilities were beneficial but were more than offset by stock selection.

21

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2021(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date	Inception Index
TCW Relative Value Large Cap Fund
Class I (Inception: 01/02/2004)	50.84%	14.89%	11.83%	12.17%	8.33%	8.66%
Class N (Inception: 01/02/1998)	50.56%	14.68%	11.60%	11.92%	7.09%	7.85%
Russell 1000 Value Index	43.76%	13.90%	12.39%	12.85%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

22

TCW Relative Value Mid Cap Fund

Management Discussions

For the year ended October 31, 2021, the TCW Relative Value Mid Cap Fund (the “Fund”) posted a return of 57.90% and 57.78% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell Midcap Value Index, returned 48.60% over the same period.

Market Outlook

The Federal Reserve, as expected, announced that it intends to begin its taper of the $120 billion bond purchase program ($80 billion of Treasury securities and $40 billion of agency mortgage-backed securities) which has been in effect since the onset of the pandemic in March 2020. The reduction will begin this November at a rate of $15 billion ($10 billion of Treasuries and $5 billion of agency mortgage-backed). The pace is not “set in stone” as the decisions for mid-November and mid-December were the only ones formally announced. However, the guidance states that “similar reductions in the pace of net asset purchases will likely be appropriate each month” save for a significant change in the economic outlook. Unless the economy suffers a setback, expectations are the program will be fully wound down by mid-2022. Fed Fund futures are still pricing one or two 25 basis points (bps) hikes in the second half of 2022 but the bond market vigilantes got a lot quieter after the Federal Open Market Committee (FOMC) meeting and Powell’s press conference bolstered by European Central Bank (ECB) President Christine Laggard’s dovish comments and the Bank of England’s’ decision to hold rates steady. Mr. Powell stated that the Fed would be “very transparent” and will be prepared for any outcome adding that the central bank’s policy will adapt accordingly and that it is ready to speed up or slow down the taper. The Fed’s goal is maximum employment and price stability. Mr. Powell estimates that the economy will reach the former by the middle of 2022. At present, approximately five million jobs are still missing as a result of the pandemic, but this has been difficult to interpret as the labor market is tight with rising wages and businesses having difficulty hiring. In addition to supply chain problems and shortages, signs of higher inflation abound due in part to increased pricing power, wage increases (4%+ year-over-year), along with increased transportation costs. The Core Personal Consumption Expenditure (PCE) Index came in at a 3.6% annual rate yet the monthly rate of 0.2% annualizes at 2.4% while employment costs (ECI) rose at record pace (+3.7% year-over-year) in September. October’s Consumer Price Index (CPI) reflected a 6.2% year-over-year gain, the highest level in 30 years. Inflation is serious as it impacts cost of goods sold. Wage increases, on the other hand, can have a positive effect on consumer confidence and increased purchasing power. While wage inflation will need to be absorbed through productivity enhancements and/or price increases, higher wages historically have translated to higher consumer confidence and purchasing power. Additionally, consumers, on average, have nearly $2 trillion in excess savings that could be spent. S&P 500 operating margins improved the last four times average hourly earnings accelerated. Upon exiting an economic downturn, both wages and corporate earnings can rise with the duration of margin expansion historically ranging from 15 to 90 months.

The U.S. economy slowed in 3Q21 from the robust pace set in the first half of the year with the preliminary report for GDP coming in at 2.0% quarter-over-quarter (less than consensus estimates of 2.6%) led by an over 6% gain in consumer spending. Trade was the biggest detraction. The automobile sector was a notable drag knocking off 2.7 points from the figure due to a shortage of parts, not demand. The confluence of factors including the Delta variant, chip shortages, and supply chain bottlenecks also detracted from growth. The economy faces supply chain bottlenecks at key West Coast ports, but the White House has taken action to keep these ports open 24/7 and fines have been levied for unloaded containers

23

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

which is starting to alleviate the problem. The Atlanta Fed GDPNow forecast for 4Q21 GDP is over 8% (Street consensus at 5%) due to the rebuilding of inventories and increased motor vehicles and parts sales and this should almost certainly spill over into 2022. Per Credit Suisse, every 1% increase in nominal GDP translates to a 2-3% gain in S&P 500 revenues and margin improvement as greater sales diminish the percent of costs. Positive earnings revisions can be a trend change that lasts 2-3 years. Finally, the odds of a recession (per NY Fed) over the next twelve months remain less than 10% and ~20% over the next 2-3 years.

3Q21 earnings are coming in much better than expected. With almost all S&P 500 companies reporting, per Fundstrat, most are exceeding revenue and 80% are exceeding earnings expectations. Company profits in aggregate are on pace for 32% year-over-year growth in 3Q versus expectations of 27% at the quarter’s onset and year-over-year revenues are up over 14%. 4Q21 estimates are increasing. Calendar year 2021 earnings per share (EPS) growth estimates have jumped from 22% at the start of the year to 55% today. Despite growth’s outperformance in October, Tech+ lagged both Financials and Cyclical earnings growth, and Information Technology earning’s growth faces much more difficult comparisons for the remainder of the year. Per Credit Suisse, growth and Tech+ stocks appear overvalued while the “rest of market” are the cheapest. On average, over the past 10 years, the S&P 500 Growth Index has traded at 2.6 times price-to-earnings (P/E) points above the market. As of November 1, for 2022 estimates, the Growth Index trades at a 5.8 times premium (S&P 500 Growth: 26.1 times, S&P 500: 20.3 times). Historically, Tech+ has traded at 2.3 times P/E points above the market. Today, it trades at a 6.3 times premium (Tech+: 26.6 times, S&P 500: 20.3 times). Financials appear the most attractively valued, trading at a -6.6 times discount. Earnings estimates have surged higher all year. According to Cornerstone Macro, 90% of industry earnings are above pre-COVID levels.

Investor fund flows follow earnings and earnings growth and we expect value to outperform. We believe the U.S. may be in the early stages of a super value cycle, and we are watching closely. We believe the recent gain in growth versus value stocks has been purely on multiple expansion and is not a reflection of higher earnings power. Information Technology stocks, specifically software and other members of the high price-to-earnings multiple cadre of growth stocks, have benefited from the decline in interest rates. All other things being equal, lower interest rates aid growth stocks (as well as interest sensitive stocks like Real Estate and Utilities) because typically the bulk of their earnings are in the future. While we are big believers in the nascent value super cycle, it is never a straight line. Third quarter cyclical earnings followed by stronger revisions and easier comparisons for the rest of 2021, even given the impact of the Delta variant, should demonstrate robust cyclical strength tilting investor attention back to value. For example, the U.S. Manufacturing Purchasing Managers Index (PMI) continues to rise with some street models not indicating a decline until 2Q22.

We believe value will return to favor as the positive Comprehensive Capital Analysis and Review (CCAR) results have led to increased buybacks and dividend growth for the banks. Additionally, 4Q21 S&P 500 estimates for cyclical companies (i.e. Consumer Discretionary ex-Internet Retail, Energy, Industrials, and Materials) are expected to grow earnings per share at multiples of the rate of non-cyclicals. Further, we believe value is poised for multiple years of outperformance over growth similar to the results post the 1970, 1975, 1982, 1991, and 2000 recessions.

The fourth quarter for U.S. markets is seasonally the strongest with the S&P up on average 4.5% over the last 30 years. Also boding well, holiday spending is projected to shatter previous records with the National

24

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

Retail Federation forecasting year-over-year growth of 8.5%-10.5%. A correction before the end of the calendar year has historical precedence but is likely to be less severe given the stimulus backdrop. Former NY Fed President Dudley stated that the last time the Fed started to taper in 2013 it created a “taper tantrum” as officials had no prior experience with winding down asset purchase programs. Officials and investors now have experience which should provide some confidence and perhaps less volatility with the onset of the taper.

Per Barron’s (12/28/20), the stock market (S&P 500) has fared considerably well (at a 16.8% annualized rate) when the U.S. 10-Year Treasury yield climbs from sub-3% levels. From the recent low of 0.5% on August 6, 2020, the 10-Year yield has risen to 1.6% as of October 31. Additionally, the stock market has moved up 68% of the time when 10-Year yields rose from an initial level below 3%. The massive global monetary and fiscal stimulus programs could be the exact drivers to upend the “growth versus value” cycle. The current dynamics of 1) extreme two standard deviation valuation disparities between growth and value, 2) the beginning of a new economic cycle post the 1Q-2Q20 recession, 3) the new pro-growth administration, 4) the most concentrated Russell Midcap Growth Index since the end of 2000, and 5) the unprecedented fiscal and monetary stimulus, all should help continue to drive value and Relative Value Mid Cap (RVMC) performance. The RVMC two-year annualized projected consensus earnings per share growth rate is notably higher than the Russell 1000 Value while trading at a considerable discount based on the next 12 months’ price-to-earnings ratios; consequently there is a lot of earnings power in the portfolio. We believe the seeds of great opportunity are being sown today and thank you for your continued confidence in our time-tested disciplined philosophy, process, and team.

Fund Review

Over the course of the one-year period ending October 31, 2021, the Fund’s top ten holdings by average weight outperformed the portfolio and its benchmark index returning 63.8%, on average, led by Freeport-McMoRan, Textron, and Popular. Led by strong gains from Manitowoc and Textron, the Fund’s Industrials names were the best relative performers, returning 66.1% — outpacing the group gain of 44.5%. Freeport-McMoRan highlighted in Materials where the portfolio’s names gained 76.9% versus their peers’ rise of 53.7%, while Popular, Innovative Industrial Properties, Discovery, and Acadia Healthcare led in their respective Financials, Real Estate, Communication Services, and Health Care sectors generating noticeable relative gains. On the downside, the portfolio’s Energy stocks returned an admirable 91.4% but did not keep pace with the group’s soaring 128.8% gain, the best performing sector in the Russell Midcap Value Index. The portfolio’s Information Technology holdings lost value, returning 34.8% versus 47.9% with Flex and TTM Technologies largely responsible, while Conagra detracted in Consumer Staples. Other notable detractors included health care company Centene and utility Sempra Energy. The portfolio’s relative sector weights were beneficial due largely to the underweight in Utilities.

25

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2021(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date		Inception Index
TCW Relative Value Mid Cap
Class I (Inception: 11/01/1996)	57.90%	14.41%	12.80%	11.98%	10.52	%(2)	10.82%
Class N (Inception: 11/01/2000)	57.78%	14.32%	12.67%	11.78%	8.46%		10.32%
Russell Midcap Value Index	48.60%	15.03%	12.30%	13.18%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

26

TCW Select Equities Fund

Management Discussions

For the year ended October 31, 2021, the TCW Select Equities Fund (the “Fund”) returned +40.32% and +40.06% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 1000 Growth Index, returned +43.21% over the same period.

Economic data largely supported the market advance in Fiscal 2021 as the economic backdrop was one of improving consumer confidence, a world awash in liquidity and fiscal stimulus. Consumer net worth increased 10% in 2020 and now sits at an all-time high of $130 trillion. Employment data have improved over the past year and non-farm employment has increased by ~18 million jobs since bottoming in April 2020, but certain swaths of the economy are finding it challenging to fill job openings, even after government-funded unemployment benefits expired. Wage pressures continue to build given strong demand and a dearth of U.S. workers (the Labor Department’s most recent Job Openings and Labor Turnover Survey reported a record high of ~11 million job openings). The COVID-19 pandemic (and variant strains) remain a headwind for a global economy eager to reopen in earnest. Meanwhile, the Fed continues its accommodative stance and until the Fed’s recent announcement that it was going to taper its asset purchases in December 2021, we had the easiest monetary policy in history (other than wartime). Recent inflation readings remain elevated and we believe higher prices for goods and services are not “transitory.” Investor focus now turns to how quickly the global supply chain issues can be rectified and how the U.S. economy will digest eventual rate hikes by the Fed.

Net of expenses, the Fund underperformed for the year primarily as a result of negative security selection effects. Our biggest stock detractors relative to the benchmark came from the information technology and real estate sectors. Shares of Splunk Inc. (SPLK) moved lower after a series of mixed earnings reports over the past year. Deal slippage, management execution and SPLK’s business model transition (a shift away from perpetual licenses to cloud subscriptions) has been frustrating and we have placed shares under review. In the real estate sector, shares of American Tower Corporation (AMT) moved higher over the past year but failed to keep up with the broader market rally. While AMT stock has underperformed over the past year due to timing issues related to carrier spending, the impacts of Sprint-related churn, and industry rationalization in India, we believe AMT’s long-term thesis remains intact. We believe secular drivers such as increased data traffic domestically, increased wireless penetration globally, and the upcoming tailwind from 5G should result in promising organic growth for the foreseeable future and we remain positive on shares.

Our biggest stock contributors during the year came from the information technology and communication services sectors. Shares of ASML Holding N.V. (ASML) rallied after solid earnings reports. Given the current semiconductor chip shortage, ASML’s customers appear to be looking for possible ways to improve production, and have been purchasing higher margin software upgrades in an effort to boost the productivity of their tools. Though supply chain constraints remain a concern for the broader semiconductor industry, we believe ASML’s demand curve remains healthy and we believe the company benefits from the exponential increase in data generation via new semiconductor devices and applications. We remain positive on ASML shares. Shares of Alphabet Inc. (GOOG) moved higher after several quarters of strong earnings results. We believe the pandemic has pulled forward many irrefutable secular trends, including the “shift to digital” advertising, and we believe GOOG’s addressable market continues to expand beyond its core search business (e.g. Internet TV, movie streaming, cloud, Waymo) and remain positive on shares given the strength of GOOG’s business model and the company’s historical ability to expand and enter new markets.

27

TCW Select Equities Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2021(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date		Inception Index
TCW Select Equities Fund
Class I (Inception: 07/01/1991)	40.32%	30.98%	25.79%	18.20%	12.02	%(2)	11.30%
Class N (Inception: 03/01/1999)	40.06%	30.70%	25.52%	17.91%	9.28%		8.39%
Russell 1000 Growth Index	43.21%	29.41%	25.49%	19.42%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

28

TCW Artificial Intelligence Equity Fund

Schedule of Investments	October 31, 2021

Issues	Shares	Value

COMMON STOCK — 95.2% of Net Assets

Agricultural & Farm Machinery — 1.6%

Deere & Co.	882	$301,917

Apparel, Accessories & Luxury Goods — 2.1%

Lululemon Athletica, Inc. (1)	867	404,031

Application Software — 10.9%

Adobe, Inc. (1)	924	600,933

Autodesk, Inc. (1)	642	203,906

Bill.Com Holdings, Inc. (1)	974	286,658

Confluent, Inc. (1)	2,772	188,357

Salesforce.com, Inc. (1)	1,405	421,064

Trade Desk, Inc. (The) (1)	4,760	356,572

		2,057,490

Automobile Manufacturers — 2.5%

Tesla Inc. (1)	432	481,248

Biotechnology — 0.5%

SpringWorks Therapeutics, Inc. (1)	1,320	88,519

Cable & Satellite — 1.6%

Comcast Corp.	6,028	310,020

Communications Equipment — 11.5%

Arista Networks, Inc. (1)	1,015	415,835

Cisco Systems, Inc.	8,583	480,391

Motorola Solutions, Inc.	3,190	793,002

Palo Alto Networks, Inc. (1)	975	496,363

		2,185,591

Data Processing & Outsourced Services — 5.5%

Mastercard, Inc.	996	334,178

PayPal Holdings, Inc. (1)	1,361	316,555

Square, Inc. (1)	1,557	396,256

		1,046,989

Electronic Equipment & Instruments — 1.0%

Trimble, Inc. (1)	2,126	185,749

Health Care Equipment — 0.4%

STAAR Surgical Co. (1)	635	75,222

Home Entertainment Software — 1.5%

Roku, Inc. (1)	904	275,630

Interactive Home Entertainment — 3.6%

Sea, Ltd. (ADR) (Singapore) (1)	1,960	673,397

Interactive Media & Services — 0.9%

Snap, Inc. (1)	3,120	164,050

Internet & Direct Marketing Retail — 2.8%

Amazon.com, Inc. (1)	159	536,216

Internet Services & Infrastructure — 13.3%

Alphabet, Inc. (1)	353	1,045,205

Meta Platforms, Inc. (1)	1,657	536,156

Issues	Shares	Value

Internet Services & Infrastructure (Continued)

Okta, Inc. (1)	877	$216,777

Snowflake, Inc. (1)	1,048	370,824

Twilio, Inc. (1)	614	178,895

ZoomInfo Technologies, Inc. (1)	2,647	177,931

		2,525,788

IT Consulting & Other Services — 3.0%

EPAM Systems, Inc. (1)	836	562,829

Life Sciences Tools & Services — 1.0%

NeoGenomics, Inc. (1)	4,125	189,750

Semiconductor Equipment — 4.7%

ASML Holding NV (Netherlands)	671	545,443

Lam Research Corp.	604	340,396

		885,839

Semiconductors — 9.1%

Intel Corp.	7,186	352,114

Micron Technology, Inc. (1)	3,833	264,860

NVIDIA Corp.	2,103	537,674

NXP Semiconductors NV (Netherlands)	1,301	261,319

QUALCOMM, Inc.	2,345	311,979

		1,727,946

Specialized REITs — 5.1%

American Tower Corp.	1,687	475,683

SBA Communications Corp.	1,430	493,822

		969,505

Systems Software — 10.6%

Crowdstrike Holdings, Inc. (1)	1,419	399,874

Microsoft Corp.	2,052	680,484

ServiceNow, Inc. (1)	905	631,473

Zscaler, Inc. (1)	900	286,974

		1,998,805

Technology Hardware, Storage & Peripherals — 2.0%

Apple, Inc.	2,518	377,196

Total Common Stock

(Cost: $12,040,120)		18,023,727

MONEY MARKET INVESTMENTS — 4.8%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (2)	909,641	909,641

Total Money Market Investments

(Cost: $909,641)		909,641

Total Investments (100.0%)

(Cost: $12,949,761)		18,933,368

Excess of Other Assets over Liabilities (0.0%)		2,035

Net Assets (100.0%)		$18,935,403

See accompanying Notes to Financial Statements.

29

TCW Artificial Intelligence Equity Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust.
SP ADR	Sponsored American Depositary Receipt. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are ADRs issued with the cooperation of the foreign corporation.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2021.

See accompanying Notes to Financial Statements.

30

TCW Artificial Intelligence Equity Fund

Investments by Sector	October 31, 2021

Sector	Percentage of Net Assets
Agricultural & Farm Machinery	1.6%
Apparel, Accessories & Luxury Goods	2.1
Application Software	10.9
Automobile Manufacturers	2.5
Biotechnology	0.5
Cable & Satellite	1.6
Communications Equipment	11.5
Data Processing & Outsourced Services	5.5
Electronic Equipment & Instruments	1.0
Health Care Equipment	0.4
Home Entertainment Software	1.5
Interactive Home Entertainment	3.6
Interactive Media & Services	0.9
Internet & Direct Marketing Retail	2.8
Internet Services & Infrastructure	13.3
IT Consulting & Other Services	3.0
Life Sciences Tools & Services	1.0
Semiconductor Equipment	4.7
Semiconductors	9.1
Specialized REITs	5.1
Systems Software	10.6
Technology Hardware, Storage & Peripherals	2.0
Money Market Investments	4.8

Total	100.0%

See accompanying Notes to Financial Statements.

31

TCW Artificial Intelligence Equity Fund

Fair Valuation Summary	October 31, 2021

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Agricultural & Farm Machinery	$301,917	$—	$—	$301,917
Apparel, Accessories & Luxury Goods	404,031	—	—	404,031
Application Software	2,057,490	—	—	2,057,490
Automobile Manufacturers	481,248	—	—	481,248
Biotechnology	88,519	—	—	88,519
Cable & Satellite	310,020	—	—	310,020
Communications Equipment	2,185,591	—	—	2,185,591
Data Processing & Outsourced Services	1,046,989	—	—	1,046,989
Electronic Equipment & Instruments	185,749	—	—	185,749
Health Care Equipment	75,222	—	—	75,222
Home Entertainment Software	275,630	—	—	275,630
Interactive Home Entertainment	673,397	—	—	673,397
Interactive Media & Services	164,050	—	—	164,050
Internet & Direct Marketing Retail	536,216	—	—	536,216
Internet Services & Infrastructure	2,525,788	—	—	2,525,788
IT Consulting & Other Services	562,829	—	—	562,829
Life Sciences Tools & Services	189,750	—	—	189,750
Semiconductor Equipment	885,839	—	—	885,839
Semiconductors	1,727,946	—	—	1,727,946
Specialized REITs	969,505	—	—	969,505
Systems Software	1,998,805	—	—	1,998,805
Technology Hardware, Storage & Peripherals	377,196	—	—	377,196

Total Common Stock	18,023,727	—	—	18,023,727

Money Market Investments	909,641	—	—	909,641

Total Investments	$18,933,368	$—	$—	$18,933,368

See accompanying Notes to Financial Statements.

32

TCW Conservative Allocation Fund

Schedule of Investments	October 31, 2021

Issues	Shares	Value

EXCHANGE-TRADED FUNDS — 3.3% of Net Assets

iShares Gold Trust (1)	9,725	$329,969

iShares MSCI EAFE Index Fund	10,410	837,901

Total Exchange-traded Funds

(Cost: $1,028,642)		1,167,870

INVESTMENT COMPANIES — 96.3%

Diversified Equity Funds — 37.9%

TCW Artificial Intelligence Equity Fund — I Class (1)(2)	17,114	427,681

TCW Global Real Estate Fund — I Class (2)	122,308	1,889,665

TCW New America Premier Equities Fund — I Class (2)	95,100	3,024,172

TCW Relative Value Large Cap Fund — I Class (2)	255,362	3,840,642

TCW Relative Value Mid Cap Fund — I Class (2)	34,088	1,009,693

TCW Select Equities Fund — I Class (2)	77,725	3,474,300

		13,666,153

Diversified Fixed Income Funds — 58.4%

Metropolitan West High Yield Bond Fund — I Class (2)	34,158	364,123

Metropolitan West Low Duration Bond Fund — I Class (2)	437,662	3,882,060

Metropolitan West Total Return Bond Fund — I Class (2)	379,442	4,151,099

Metropolitan West Unconstrained Bond Fund — I Class (2)	548,097	6,522,352

Issues	Shares	Value

Diversified Fixed Income Funds (Continued)

TCW Emerging Markets Income Fund — I Class (2)	41,450	$327,872

TCW Enhanced Commodity Strategy Fund — I Class (2)	143,847	909,113

TCW Global Bond Fund — I Class (2)	76,427	778,031

TCW Total Return Bond Fund — I Class (2)	402,319	4,079,515

		21,014,165

Total Investment Companies

(Cost: $28,490,883)		34,680,318

MONEY MARKET INVESTMENTS — 0.5%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (3)	179,955	179,955

Total Money Market Investments

(Cost: $179,955)		179,955

Total Investments (100.1%)

(Cost: $29,699,480)		36,028,143

Liabilities in Excess of Other Assets (-0.1%)		(28,733)

Net Assets (100.0%)		$35,999,410

Notes to the Schedule of Investments:

(1)	Non-income producing security.
(2)	Affiliated issuer.
(3)	Rate disclosed is the 7-day net yield as of October 31, 2021.

See accompanying Notes to Financial Statements.

33

TCW Conservative Allocation Fund

Schedule of Investments (Continued)

The summary of the TCW Conservative Allocation Fund transactions in the affiliated funds for the year ended October 31, 2021 is as follows:

Name of Affiliated Fund	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Number of Shares Held October 31, 2021	Value at October 31, 2021	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
Metropolitan West High Yield Bond Fund—I Class
	$401,061	$25,859	78,234	34,158	$364,123	$13,994	$—	$1,285	$14,152
Metropolitan West Low Duration Bond Fund—I Class
	1,904,908	2,717,918	733,579	437,662	3,882,060	39,180	—	(1,041)	(6,146)
Metropolitan West Total Return Bond Fund—I Class
	5,568,955	448,716	1,580,973	379,442	4,151,099	61,178	239,978	(52,843)	(232,756)
Metropolitan West Unconstrained Bond Fund—I Class
	7,094,712	843,495	1,419,291	548,097	6,522,352	184,294	53,184	2,943	493
TCW Artificial Intelligence Fund—I Class
	—	382,625	84,134	17,114	427,681	—	—	14,697	114,493
TCW Emerging Markets Income Fund—I Class
	371,977	28,585	72,856	41,450	327,872	17,215	—	(758)	924
TCW Enhanced Commodity Strategy Fund—I Class
	—	897,024	11,139	143,847	909,113	—	—	213	23,015
TCW Global Bond Fund—I Class
	924,670	67,462	173,923	76,427	778,031	21,439	18,931	(4,607)	(35,571)
TCW Global Real Estate Fund—I Class
	1,574,569	87,781	374,669	122,308	1,889,665	35,806	—	61,775	540,209
TCW New America Premier Equities Fund—I Class
	6,060,688	145,201	4,784,120	95,100	3,024,172	212	—	1,666,933	(64,530)
TCW Relative Value Large Cap Fund—I Class
	2,010,196	2,198,946	1,450,690	255,362	3,840,642	40,093	151,857	80,346	1,001,844
TCW Relative Value Mid Cap Fund—I Class
	321,524	605,838	201,319	34,088	1,009,693	2,910	—	12,044	271,606
TCW Select Equities Fund—I Class
	4,793,572	419,667	2,802,162	77,725	3,474,300	—	298,265	524,600	538,623
TCW Total Return Bond Fund—I Class
	4,835,096	651,019	1,258,068	402,319	4,079,515	90,884	31,537	(29,001)	(119,531)

Total					$34,680,318	$507,205	$793,752	$2,276,586	$2,046,825

See accompanying Notes to Financial Statements.

34

TCW Conservative Allocation Fund

Investments by Sector	October 31, 2021

Sector	Percentage of Net Assets
Diversified Fixed Income Funds	58.4%
Diversified Equity Funds	37.9
Exchange-Traded Funds	3.3
Money Market Investments	0.5

Total	100.1%

See accompanying Notes to Financial Statements.

35

TCW Conservative Allocation Fund

Fair Valuation Summary	October 31, 2021

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Exchange-Traded Funds	$1,167,870	$—	$—	$1,167,870
Investment Companies	34,680,318	—	—	34,680,318
Money Market Investments	179,955	—	—	179,955

Total Investments	$36,028,143	$—	$—	$36,028,143

See accompanying Notes to Financial Statements.

36

TCW Global Real Estate Fund

Schedule of Investments	October 31, 2021

Issues	Shares	Value

COMMON STOCK — 96.7% of Net Assets

Australia — 1.7% (Cost: $643,786)

Goodman Group	40,403	$667,924

Canada — 15.6%

Civeo Corp. (1)	33,659	759,684

Killam Apartment Real Estate Investment Trust	74,906	1,374,178

Morguard Corp.	8,396	924,911

Morguard North American Residential Real Estate Investment Trust	105,686	1,570,519

Summit Industrial Income REIT	81,139	1,547,437

Total Canada

(Cost: $5,232,859)		6,176,729

Germany — 12.5%

LEG Immobilien SE	8,700	1,295,463

Stroeer SE & Co. KGaA	20,361	1,728,663

Vonovia SE	31,615	1,919,927

Total Germany

(Cost: $4,907,518)		4,944,053

Ireland — 2.8% (Cost: $1,075,054)

Irish Residential Properties REIT PLC	589,015	1,111,069

Japan — 6.3%

Mitsubishi Estate Co., Ltd.	84,600	1,285,101

Nippon Prologis REIT, Inc.	370	1,235,271

Total Japan

(Cost: $2,516,917)		2,520,372

United Kingdom — 3.5% (Cost: $985,496)

Segro PLC	77,889	1,378,864

United States — 54.3%

American Tower Corp.	1,529	431,132

Americold Realty Trust	35,825	1,055,763

Apartment Investment and Management Co.	182,675	1,384,676

Issues	Shares	Value

United States (Continued)

BrightSpire Capital, Inc.	214,000	$2,099,340

Chatham Lodging Trust (1)	47,473	602,432

City Office REIT, Inc.	29,963	568,398

Community Healthcare Trust, Inc.	17,795	851,313

CoreSite Realty Corp.	9,997	1,424,173

Equinix, Inc.	593	496,382

Gaming and Leisure Properties, Inc.	27,140	1,316,019

Invitation Homes, Inc.	7,733	318,986

Jones Lang LaSalle, Inc. (1)	1,372	354,292

M/I Homes, Inc. (1)	19,254	1,102,484

MGM Growth Properties LLC	38,428	1,513,295

New Residential Investment Corp.	209,132	2,375,739

Ocwen Financial Corp. (1)	32,257	1,013,192

Simon Property Group, Inc.	4,821	706,662

Taylor Morrison Home Corp. (1)	47,604	1,453,350

TPG RE Finance Trust, Inc.	156,194	2,041,456

Welltower, Inc.	4,755	382,302

Total United States

(Cost: $19,369,814)		21,491,386

Total Common Stock

(Cost: $34,731,444)		38,290,397

Total Purchased Options (2) (0.2%)

(Cost: $151,060)		69,150

MONEY MARKET INVESTMENTS — 9.5%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (3)	3,740,706	3,740,706

Total Money Market Investments

(Cost: $3,740,706)		3,740,706

Total Investments (106.4%)

(Cost: $38,623,210)		42,100,253

Liabilities in Excess of Other Assets (-6.4%)		(2,517,403)

Net Assets (100.0%)		$39,582,850

See accompanying Notes to Financial Statements.

37

TCW Global Real Estate Fund

Schedule of Investments (Continued)

Purchased Options — Exchange Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Put
Vanguard Real Estate ETF	105	1/21/22	300	$3,271,200	$69,150	$151,060	$(81,910)

Written Options — Exchange Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Put
Vanguard Real Estate ETF	95.00	1/21/22	(300)	$(3,271,200)	$(22,050)	$(61,940)	$39,890

Notes to the Schedule of Investments:

ETF	Exchange-Traded Fund.
REIT	Real Estate Investment Trust.
(1)	Non-income producing security.
(2)	See options table for description of purchased options.
(3)	Rate disclosed is the 7-day net yield as of October 31, 2021.

See accompanying Notes to Financial Statements.

38

TCW Global Real Estate Fund

Investments by Sector	October 31, 2021

Sector	Percentage of Net Assets
Advertising	4.4%
Diversified Real Estate Activities	5.5
Diversified Support Services	1.9
Health Care REITs	3.1
Homebuilding	6.5
Hotel & Resort REITs	1.5
Industrial REITs	14.9
Mortgage REITs	16.5
Office REITs	1.4
Purchased Options	0.2
Real Estate Operating Companies	8.1
Real Estate Services	0.9
Residential REITs	14.6
Retail REITs	1.8
Specialized REITs	13.0
Thrifts & Mortgage Finance	2.6
Money Market Investments	9.5

Total	106.4%

See accompanying Notes to Financial Statements.

39

TCW Global Real Estate Fund

Fair Valuation Summary	October 31, 2021

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Advertising	$—	$1,728,663	$—	$1,728,663
Diversified Real Estate Activities	924,911	1,285,101	—	2,210,012
Diversified Support Services	759,684	—	—	759,684
Health Care REITs	1,233,615	—	—	1,233,615
Homebuilding	2,555,834	—	—	2,555,834
Hotel & Resort REITs	602,432	—	—	602,432
Industrial REITs	2,603,200	3,282,059	—	5,885,259
Mortgage REITs	6,516,535	—	—	6,516,535
Office REITs	568,398	—	—	568,398
Real Estate Operating Companies	—	3,215,390	—	3,215,390
Real Estate Services	354,292	—	—	354,292
Residential REITs	5,759,428	—	—	5,759,428
Retail REITs	706,662	—	—	706,662
Specialized REITs	5,181,001	—	—	5,181,001
Thrifts & Mortgage Finance	1,013,192	—	—	1,013,192

Total Common Stock	28,779,184	9,511,213	—	38,290,397

Purchased Options	69,150	—	—	69,150
Money Market Investments	3,740,706	—	—	3,740,706

Total Investments	$32,589,040	$9,511,213	$—	$42,100,253

Liability Derivatives
Written Options
Equity Risk	$(22,050)	$—	$—	$(22,050)

Total	$(22,050)	$—	$—	$(22,050)

See accompanying Notes to Financial Statements.

40

TCW New America Premier Equities Fund

Schedule of Investments	October 31, 2021

Issues	Shares	Value

COMMON STOCK — 98.1% of Net Assets

Aerospace & Defense — 4.6%

HEICO Corp.	77,264	$10,769,829

Application Software — 15.7%

Constellation Software, Inc.	15,816	27,751,718

Trade Desk, Inc. (The) (1)	60,950	4,565,764

Tyler Technologies, Inc. (1)	7,675	4,169,214

		36,486,696

Data Processing & Outsourced Services — 2.4%

Visa, Inc.	26,214	5,551,339

Electrical Equipment — 2.5%

AMETEK, Inc.	44,002	5,825,865

Environmental & Facilities Services — 4.4%

Waste Connections, Inc. (Canada)	74,704	10,160,491

Financial Exchanges & Data — 14.8%

FactSet Research Systems, Inc.	18,475	8,200,868

Morningstar, Inc.	40,471	12,819,189

MSCI, Inc.	20,018	13,309,568

		34,329,625

Health Care Equipment — 5.1%

Danaher Corp.	23,239	7,245,223

IDEXX Laboratories, Inc. (1)	6,775	4,513,099

		11,758,322

Household Products — 0.9%

Cricut, Inc. (1)	75,187	2,130,048

Internet Services & Infrastructure — 11.3%

Dye & Durham, Ltd.	323,689	9,889,155

Meta Platforms, Inc. (1)	30,083	9,733,956

ZoomInfo Technologies, Inc. (1)	97,880	6,579,494

		26,202,605

Life Sciences Tools & Services — 7.9%

Agilent Technologies, Inc.	39,895	6,283,063

Mettler-Toledo International, Inc. (1)	5,452	8,073,758

Waters Corp. (1)	10,865	3,993,431

		18,350,252

Issues	Shares	Value

Professional Services — 4.3%

Clarivate PLC (1)	421,763	$9,890,342

Research & Consulting Services — 9.2%

CoStar Group, Inc. (1)	103,310	8,889,825

IHS Markit, Ltd.	95,529	12,487,551

		21,377,376

Semiconductors — 2.2%

Broadcom, Inc.	9,538	5,071,068

Systems Software — 12.8%

Manhattan Associates, Inc. (1)	58,270	10,578,336

Microsoft Corp.	57,566	19,090,037

		29,668,373

Total Common Stock

(Cost: $150,232,258)		227,572,231

EXCHANGE-TRADED FUNDS — 1.0%

SPDR S&P 500 ETF Trust	5,052	2,320,131

Total Exchange-traded Funds

(Cost: $2,201,914)		2,320,131

MONEY MARKET INVESTMENTS — 1.9%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (2)	4,290,360	4,290,360

Total Money Market Investments

(Cost: $4,290,360)		4,290,360

Total Investments (101.0%)

(Cost: $156,724,532)		234,182,722

Liabilities in Excess of Other Assets (-1.0%)		(2,311,478)

Net Assets (100.0%)		$231,871,244

Notes to the Schedule of Investments:

ETF	Exchange-Traded Fund.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2021.

See accompanying Notes to Financial Statements.

41

TCW New America Premier Equities Fund

Investments by Sector	October 31, 2021

Sector	Percentage of Net Assets
Aerospace & Defense	4.6%
Application Software	15.7
Data Processing & Outsourced Services	2.4
Electrical Equipment	2.5
Environmental & Facilities Services	4.4
Exchange-traded Funds	1.0
Financial Exchanges & Data	14.8
Health Care Equipment	5.1
Household Products	0.9
Internet Services & Infrastructure	11.3
Life Sciences Tools & Services	7.9
Professional Services	4.3
Research & Consulting Services	9.2
Semiconductors	2.2
Systems Software	12.8
Money Market Investments	1.9

Total	101.0%

See accompanying Notes to Financial Statements.

42

TCW New America Premier Equities Fund

Fair Valuation Summary	October 31, 2021

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$10,769,829	$—	$—	$10,769,829
Application Software	36,486,696	—	—	36,486,696
Data Processing & Outsourced Services	5,551,339	—	—	5,551,339
Electrical Equipment	5,825,865	—	—	5,825,865
Environmental & Facilities Services	10,160,491	—	—	10,160,491
Financial Exchanges & Data	34,329,625	—	—	34,329,625
Health Care Equipment	11,758,322	—	—	11,758,322
Household Products	2,130,048	—	—	2,130,048
Internet Services & Infrastructure	26,202,605	—	—	26,202,605
Life Sciences Tools & Services	18,350,252	—	—	18,350,252
Professional Services	9,890,342	—	—	9,890,342
Research & Consulting Services	21,377,376	—	—	21,377,376
Semiconductors	5,071,068	—	—	5,071,068
Systems Software	29,668,373	—	—	29,668,373

Total Common Stock	227,572,231	—	—	227,572,231

Exchange-traded Funds	2,320,131	—	—	2,320,131

Money Market Investments	4,290,360	—	—	4,290,360

Total Investments	$234,182,722	$—	$—	$234,182,722

See accompanying Notes to Financial Statements.

43

TCW Relative Value Dividend Appreciation Fund

Schedule of Investments

Issues	Shares	Value

COMMON STOCK — 99.3% of Net Assets

Aerospace & Defense — 1.4%

Textron, Inc.	53,599	$3,958,286

Air Freight & Logistics — 4.1%

United Parcel Service, Inc. — Class B	53,683	11,459,710

Auto Components — 1.4%

BorgWarner, Inc.	85,828	3,868,268

Banks — 9.0%

Citigroup, Inc.	74,300	5,138,588

JPMorgan Chase & Co.	68,031	11,557,786

Wells Fargo & Co.	166,535	8,519,931

		25,216,305

Beverages — 2.4%

PepsiCo, Inc.	42,700	6,900,320

Biotechnology — 4.5%

AbbVie, Inc.	47,647	5,463,682

Gilead Sciences, Inc.	108,565	7,043,697

		12,507,379

Building Products — 4.6%

Johnson Controls International PLC (Ireland)	177,089	12,993,020

Capital Markets — 8.5%

Ameriprise Financial, Inc.	26,651	8,052,067

Blackstone Group, Inc. (The)	19,600	2,713,032

Intercontinental Exchange, Inc.	47,126	6,525,066

Morgan Stanley	62,800	6,454,584

		23,744,749

Chemicals — 3.4%

Corteva, Inc.	37,244	1,607,078

DuPont de Nemours, Inc.	64,548	4,492,541

International Flavors & Fragrances, Inc.	22,551	3,325,145

		9,424,764

Diversified Telecommunication Services — 1.8%

AT&T, Inc.	201,632	5,093,224

Electrical Equipment — 2.1%

nVent Electric PLC (Ireland)	169,612	6,012,745

Electronic Equipment, Instruments & Components — 1.2%

Corning, Inc.	95,785	3,407,073

Energy Equipment & Services — 2.7%

Baker Hughes Co.	308,603	7,739,763

Equity Real Estate — 2.7%

Cousins Properties, Inc.	69,155	2,739,230

Simon Property Group, Inc.	32,676	4,789,648

		7,528,878

Issues	Shares	Value

Food Products — 1.1%

Conagra Brands, Inc.	94,900	$3,055,780

Health Care Equipment & Supplies — 1.8%

Medtronic PLC (Ireland)	41,728	5,001,518

Health Care Providers & Services — 4.9%

Anthem, Inc.	13,163	5,727,616

McKesson Corp.	38,015	7,902,558

		13,630,174

Hotels, Restaurants & Leisure — 0.6%

Darden Restaurants, Inc.	12,334	1,777,823

Household Durables — 4.2%

Lennar Corp.	89,458	8,939,538

Whirlpool Corp.	12,924	2,724,767

		11,664,305

Independent Power and Renewable Electricity Producers — 2.8%

AES Corp. (The)	314,565	7,905,019

Industrial Conglomerates — 4.5%

Carlisle Cos., Inc.	15,080	3,361,633

General Electric Co.	87,872	9,215,137

		12,576,770

Insurance — 3.9%

MetLife, Inc.	173,655	10,905,534

IT Services — 2.7%

International Business Machines Corp.	60,721	7,596,197

Media — 4.2%

Comcast Corp.	111,768	5,748,228

Fox Corp.	152,924	6,077,200

		11,825,428

Metals & Mining — 1.3%

Freeport-McMoRan, Inc.	95,773	3,612,558

Multi-Utilities — 0.9%

Sempra Energy	21,123	2,695,929

Multiline Retail — 2.4%

Target Corp.	25,800	6,698,196

Oil, Gas & Consumable Fuels — 3.9%

Chevron Corp.	61,040	6,988,470

Exxon Mobil Corp.	60,884	3,925,191

		10,913,661

Pharmaceuticals — 3.0%

Johnson & Johnson	15,322	2,495,647

Novartis AG (SP ADR) (Switzerland)	70,200	5,809,752

		8,305,399

See accompanying Notes to Financial Statements.

44

TCW Relative Value Dividend Appreciation Fund

October 31, 2021

Issues	Shares	Value

Semiconductors & Semiconductor Equipment — 3.1%

Broadcom, Inc.	16,182	$8,603,484

Specialty Retail — 1.1%

Dick’s Sporting Goods, Inc.	25,058	3,112,454

Technology Hardware, Storage & Peripherals — 3.1%

HP, Inc.	112,813	3,421,618

Seagate Technology Holdings PLC	58,199	5,183,785

		8,605,403

Total Common Stock

(Cost: $179,818,287)		278,340,116

MONEY MARKET INVESTMENTS — 0.6%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (1)	1,583,739	1,583,739

Total Money Market Investments

(Cost: $1,583,739)		1,583,739

Total Investments (99.9%)

(Cost: $181,402,026)		279,923,855

Excess of Other Assets over Liabilities (0.1%)		264,099

Net Assets (100.0%)		$280,187,954

Notes to the Schedule of Investments:

SP ADR	Sponsored American Depositary Receipt. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are ADRs issued with the cooperation of the foreign corporation.
(1)	Rate disclosed is the 7-day net yield as of October 31, 2021.

See accompanying Notes to Financial Statements.

45

TCW Relative Value Dividend Appreciation Fund

Investments by Sector	October 31, 2021

Sector	Percentage of Net Assets
Aerospace & Defense	1.4%
Air Freight & Logistics	4.1
Auto Components	1.4
Banks	9.0
Beverages	2.4
Biotechnology	4.5
Building Products	4.6
Capital Markets	8.5
Chemicals	3.4
Diversified Telecommunication Services	1.8
Electrical Equipment	2.1
Electronic Equipment, Instruments & Components	1.2
Energy Equipment & Services	2.7
Equity Real Estate	2.7
Food Products	1.1
Health Care Equipment & Supplies	1.8
Health Care Providers & Services	4.9
Hotels, Restaurants & Leisure	0.6
Household Durables	4.2
Independent Power and Renewable Electricity Producers	2.8
Industrial Conglomerates	4.5
Insurance	3.9
IT Services	2.7
Media	4.2
Metals & Mining	1.3
Multi-Utilities	0.9
Multiline Retail	2.4
Oil, Gas & Consumable Fuels	3.9
Pharmaceuticals	3.0
Semiconductors & Semiconductor Equipment	3.1
Specialty Retail	1.1
Technology Hardware, Storage & Peripherals	3.1
Money Market Investments	0.6

Total	99.9%

See accompanying Notes to Financial Statements.

46

TCW Relative Value Dividend Appreciation Fund

Fair Valuation Summary	October 31, 2021

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$3,958,286	$—	$—	$3,958,286
Air Freight & Logistics	11,459,710	—	—	11,459,710
Auto Components	3,868,268	—	—	3,868,268
Banks	25,216,305	—	—	25,216,305
Beverages	6,900,320	—	—	6,900,320
Biotechnology	12,507,379	—	—	12,507,379
Building Products	12,993,020	—	—	12,993,020
Capital Markets	23,744,749	—	—	23,744,749
Chemicals	9,424,764	—	—	9,424,764
Diversified Telecommunication Services	5,093,224	—	—	5,093,224
Electrical Equipment	6,012,745	—	—	6,012,745
Electronic Equipment, Instruments & Components	3,407,073	—	—	3,407,073
Energy Equipment & Services	7,739,763	—	—	7,739,763
Equity Real Estate	7,528,878	—	—	7,528,878
Food Products	3,055,780	—	—	3,055,780
Health Care Equipment & Supplies	5,001,518	—	—	5,001,518
Health Care Providers & Services	13,630,174	—	—	13,630,174
Hotels, Restaurants & Leisure	1,777,823	—	—	1,777,823
Household Durables	11,664,305	—	—	11,664,305
Independent Power and Renewable Electricity Producers	7,905,019	—	—	7,905,019
Industrial Conglomerates	12,576,770	—	—	12,576,770
Insurance	10,905,534	—	—	10,905,534
IT Services	7,596,197	—	—	7,596,197
Media	11,825,428	—	—	11,825,428
Metals & Mining	3,612,558	—	—	3,612,558
Multi-Utilities	2,695,929	—	—	2,695,929
Multiline Retail	6,698,196	—	—	6,698,196
Oil, Gas & Consumable Fuels	10,913,661	—	—	10,913,661
Pharmaceuticals	8,305,399	—	—	8,305,399
Semiconductors & Semiconductor Equipment	8,603,484	—	—	8,603,484
Specialty Retail	3,112,454	—	—	3,112,454
Technology Hardware, Storage & Peripherals	8,605,403	—	—	8,605,403

Total Common Stock	278,340,116	—	—	278,340,116

Money Market Investments	1,583,739	—	—	1,583,739

Total Investments	$279,923,855	$—	$—	$279,923,855

See accompanying Notes to Financial Statements.

47

TCW Relative Value Large Cap Fund

Schedule of Investments

Issues	Shares	Value

COMMON STOCK — 99.0% of Net Assets

Aerospace & Defense — 3.0%

Textron, Inc.	51,109	$3,774,400

Air Freight & Logistics — 3.0%

United Parcel Service, Inc. — Class B	18,165	3,877,683

Banks — 8.7%

Citigroup, Inc.	49,567	3,428,054

JPMorgan Chase & Co.	28,682	4,872,785

Signature Bank	9,352	2,785,212

		11,086,051

Beverages — 1.8%

PepsiCo, Inc.	14,640	2,365,824

Biotechnology — 3.0%

AbbVie, Inc.	17,509	2,007,757

Gilead Sciences, Inc.	27,729	1,799,058

		3,806,815

Building Products — 3.8%

Johnson Controls International PLC (Ireland)	67,060	4,920,192

Capital Markets — 9.6%

Ameriprise Financial, Inc.	10,918	3,298,655

Blackstone Group, Inc. (The)	16,500	2,283,930

Intercontinental Exchange, Inc.	28,752	3,981,002

Morgan Stanley	25,800	2,651,724

		12,215,311

Chemicals — 2.4%

DuPont de Nemours, Inc.	24,854	1,729,839

International Flavors & Fragrances, Inc.	9,125	1,345,481

		3,075,320

Communications Equipment — 0.8%

Juniper Networks, Inc.	35,049	1,034,646

Diversified Telecommunication Services — 1.7%

AT&T, Inc.	83,697	2,114,186

Electronic Equipment, Instruments & Components — 2.9%

Corning, Inc.	43,982	1,564,440

Flex Ltd. (1)	127,097	2,147,939

		3,712,379

Energy Equipment & Services — 1.5%

Baker Hughes Co.	75,840	1,902,067

Equity Real Estate — 1.2%

Weyerhaeuser Co.	43,957	1,570,144

Food Products — 1.4%

Conagra Brands, Inc.	54,158	1,743,888

Issues	Shares	Value

Health Care Equipment & Supplies — 2.5%

Medtronic PLC (Ireland)	16,853	$2,020,001

Zimmer Biomet Holdings, Inc.	7,966	1,140,094

		3,160,095

Health Care Providers & Services — 8.5%

Centene Corp. (1)	51,680	3,681,683

McKesson Corp.	14,000	2,910,320

Molina Healthcare, Inc. (1)	14,638	4,328,750

		10,920,753

Hotels, Restaurants & Leisure — 1.8%

Darden Restaurants, Inc.	16,094	2,319,789

Household Durables — 3.6%

Lennar Corp.	46,265	4,623,261

Independent Power and Renewable Electricity Producers — 2.2%

AES Corp. (The)	114,500	2,877,385

Industrial Conglomerates — 2.7%

General Electric Co.	32,367	3,394,327

Insurance — 2.7%

MetLife, Inc.	54,413	3,417,136

IT Services — 3.5%

Fiserv, Inc. (1)	23,332	2,297,968

International Business Machines Corp.	17,757	2,221,401

		4,519,369

Media — 7.5%

Comcast Corp.	67,075	3,449,667

Discovery, Inc. (1)	65,554	1,536,586

Fox Corp.	58,152	2,310,960

ViacomCBS, Inc. — Class B	62,375	2,259,223

		9,556,436

Metals & Mining — 2.6%

Freeport-McMoRan, Inc. (1)	88,304	3,330,827

Multi-Utilities — 0.9%

Sempra Energy	9,322	1,189,767

Multiline Retail — 2.6%

Target Corp.	12,854	3,337,155

Oil, Gas & Consumable Fuels — 3.1%

Chevron Corp.	18,000	2,060,820

Exxon Mobil Corp.	28,748	1,853,384

		3,914,204

Real Estate Management & Development — 1.6%

Jones Lang LaSalle, Inc. (1)	7,766	2,005,414

See accompanying Notes to Financial Statements.

48

TCW Relative Value Large Cap Fund

October 31, 2021

Issues	Shares	Value

Semiconductors & Semiconductor Equipment — 5.5%

Broadcom, Inc.	6,394	$3,399,498

ON Semiconductor Corp. (1)	75,710	3,639,380

		7,038,878

Specialty Retail — 1.6%

Dick’s Sporting Goods, Inc.	11,957	1,485,179

Gap, Inc. (The)	25,000	567,250

		2,052,429

Technology Hardware, Storage & Peripherals — 1.3%

HP, Inc.	53,900	1,634,787

Total Common Stock

(Cost: $69,970,415)		126,490,918

MONEY MARKET INVESTMENTS — 0.4%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (2)	501,180	501,180

Total Money Market Investments

(Cost: $501,180)		501,180

Total Investments (99.4%)

(Cost: $70,471,595)		126,992,098

Excess of Other Assets over Liabilities (0.6%)		718,494

Net Assets (100.0%)		$127,710,592

Notes to the Schedule of Investments:

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2021.

See accompanying Notes to Financial Statements.

49

TCW Relative Value Large Cap Fund

Investments by Sector	October 31, 2021

Sector	Percentage of Net Assets
Aerospace & Defense	3.0%
Air Freight & Logistics	3.0
Banks	8.7
Beverages	1.8
Biotechnology	3.0
Building Products	3.8
Capital Markets	9.6
Chemicals	2.4
Communications Equipment	0.8
Diversified Telecommunication Services	1.7
Electronic Equipment, Instruments & Components	2.9
Energy Equipment & Services	1.5
Equity Real Estate	1.2
Food Products	1.4
Health Care Equipment & Supplies	2.5
Health Care Providers & Services	8.5
Hotels, Restaurants & Leisure	1.8
Household Durables	3.6
Independent Power and Renewable Electricity Producers	2.2
Industrial Conglomerates	2.7
Insurance	2.7
IT Services	3.5
Media	7.5
Metals & Mining	2.6
Multi-Utilities	0.9
Multiline Retail	2.6
Oil, Gas & Consumable Fuels	3.1
Real Estate Management & Development	1.6
Semiconductors & Semiconductor Equipment	5.5
Specialty Retail	1.6
Technology Hardware, Storage & Peripherals	1.3
Money Market Investments	0.4

Total	99.4%

See accompanying Notes to Financial Statements.

50

TCW Relative Value Large Cap Fund

Fair Valuation Summary	October 31, 2021

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$3,774,400	$—	$—	$3,774,400
Air Freight & Logistics	3,877,683	—	—	3,877,683
Banks	11,086,051	—	—	11,086,051
Beverages	2,365,824	—	—	2,365,824
Biotechnology	3,806,815	—	—	3,806,815
Building Products	4,920,192	—	—	4,920,192
Capital Markets	12,215,311	—	—	12,215,311
Chemicals	3,075,320	—	—	3,075,320
Communications Equipment	1,034,646	—	—	1,034,646
Diversified Telecommunication Services	2,114,186	—	—	2,114,186
Electronic Equipment, Instruments & Components	3,712,379	—	—	3,712,379
Energy Equipment & Services	1,902,067	—	—	1,902,067
Equity Real Estate	1,570,144	—	—	1,570,144
Food Products	1,743,888	—	—	1,743,888
Health Care Equipment & Supplies	3,160,095	—	—	3,160,095
Health Care Providers & Services	10,920,753	—	—	10,920,753
Hotels, Restaurants & Leisure	2,319,789	—	—	2,319,789
Household Durables	4,623,261	—	—	4,623,261
Independent Power and Renewable Electricity Producers	2,877,385	—	—	2,877,385
Industrial Conglomerates	3,394,327	—	—	3,394,327
Insurance	3,417,136	—	—	3,417,136
IT Services	4,519,369	—	—	4,519,369
Media	9,556,436	—	—	9,556,436
Metals & Mining	3,330,827	—	—	3,330,827
Multi-Utilities	1,189,767	—	—	1,189,767
Multiline Retail	3,337,155	—	—	3,337,155
Oil, Gas & Consumable Fuels	3,914,204	—	—	3,914,204
Real Estate Management & Development	2,005,414	—	—	2,005,414
Semiconductors & Semiconductor Equipment	7,038,878	—	—	7,038,878
Specialty Retail	2,052,429	—	—	2,052,429
Technology Hardware, Storage & Peripherals	1,634,787	—	—	1,634,787

Total Common Stock	126,490,918	—	—	126,490,918

Money Market Investments	501,180	—	—	501,180

Total Investments	$126,992,098	$—	$—	$126,992,098

See accompanying Notes to Financial Statements.

51

TCW Relative Value Mid Cap Fund

Schedule of Investments

Issues	Shares	Value

COMMON STOCK — 100.0% of Net Assets

Aerospace & Defense — 3.1%

Textron, Inc.	37,088	$2,738,949

Airlines — 1.4%

United Airlines Holdings, Inc. (1)	26,177	1,207,807

Auto Components — 0.8%

BorgWarner, Inc.	15,385	693,402

Banks — 11.8%

First Citizens BancShares, Inc.	1,409	1,146,785

KeyCorp	150,042	3,491,477

Popular, Inc.	47,265	3,849,262

Signature Bank	6,999	2,084,442

		10,571,966

Capital Markets — 4.3%

Apollo Global Management, Inc.	22,144	1,703,981

Evercore, Inc.	13,980	2,122,723

		3,826,704

Chemicals — 3.1%

Corteva, Inc.	15,798	681,684

International Flavors & Fragrances, Inc.	13,937	2,055,010

		2,736,694

Communications Equipment — 1.3%

Juniper Networks, Inc.	40,712	1,201,818

Construction & Engineering — 1.5%

Arcosa, Inc.	25,071	1,296,923

Consumer Finance — 1.8%

OneMain Holdings, Inc.	30,495	1,610,441

Diversified Financial Services — 1.3%

Equitable Holdings, Inc.	34,544	1,157,224

Electronic Equipment, Instruments & Components — 4.6%

Avnet, Inc.	33,483	1,276,037

Flex Ltd. (1)	103,550	1,749,995

TTM Technologies, Inc. (1)	79,055	1,046,688

		4,072,720

Energy Equipment & Services — 2.2%

Baker Hughes Co.	64,500	1,617,660

NOV, Inc. (1)	25,900	363,118

		1,980,778

Equity Real Estate — 2.8%

Cousins Properties, Inc.	25,791	1,021,581

Innovative Industrial Properties, Inc.	5,653	1,487,248

		2,508,829

Food Products — 1.0%

Conagra Brands, Inc.	29,043	935,185

Issues	Shares	Value

Health Care Equipment & Supplies — 1.5%

Envista Holdings Corp. (1)	12,481	$488,007

Zimmer Biomet Holdings, Inc.	5,696	815,212

		1,303,219

Health Care Providers & Services — 9.3%

Acadia Healthcare Co., Inc. (1)	28,142	1,744,804

Centene Corp. (1)	35,017	2,494,611

Henry Schein, Inc. (1)	11,495	877,643

Molina Healthcare, Inc. (1)	10,786	3,189,636

		8,306,694

Hotels, Restaurants & Leisure — 1.9%

Darden Restaurants, Inc.	10,169	1,465,760

Travel + Leisure Co.	3,777	205,242

		1,671,002

Household Durables — 8.8%

DR Horton, Inc.	15,804	1,410,823

KB Home	38,060	1,528,109

Lennar Corp.	21,777	2,176,176

Toll Brothers, Inc.	32,768	1,971,650

Whirlpool Corp.	3,520	742,122

		7,828,880

Independent Power and Renewable Electricity Producers — 2.4%

AES Corp. (The)	83,900	2,108,407

Industrial Conglomerates — 1.1%

Carlisle Cos., Inc.	4,324	963,906

Insurance — 2.8%

Arch Capital Group, Ltd. (1)	36,450	1,524,339

Assured Guaranty, Ltd.	17,725	985,155

		2,509,494

Internet & Direct Marketing Retail — 2.4%

eBay, Inc.	27,325	2,096,374

IT Services — 1.2%

DXC Technology Co. (1)	34,106	1,110,832

Machinery — 7.4%

Dover Corp.	8,817	1,490,778

Manitowoc Co., Inc. (The) (1)	95,167	2,039,429

SPX FLOW, Inc.	12,205	911,836

Terex Corp.	13,104	587,059

Westinghouse Air Brake Technologies Corp.	17,816	1,616,446

		6,645,548

Media — 2.1%

Discovery, Inc. (1)	30,835	722,773

ViacomCBS, Inc. — Class B	32,819	1,188,704

		1,911,477

See accompanying Notes to Financial Statements.

52

TCW Relative Value Mid Cap Fund

October 31, 2021

Issues	Shares	Value

Metals & Mining — 2.5%

Freeport-McMoRan, Inc.	58,775	$2,216,993

Multi-Utilities — 0.7%

Sempra Energy	5,141	656,146

Multiline Retail — 0.4%

Dollar Tree, Inc. (1)	3,100	334,056

Oil, Gas & Consumable Fuels — 1.8%

ConocoPhillips	4,100	305,409

Marathon Petroleum Corp.	19,848	1,308,579

		1,613,988

Personal Products — 1.1%

Coty, Inc. (1)	111,523	945,715

Pharmaceuticals — 2.0%

Elanco Animal Health, Inc. (1)	33,086	1,087,867

Perrigo Co. PLC	16,379	739,512

		1,827,379

Professional Services — 2.4%

Jacobs Engineering Group, Inc.	15,449	2,169,349

Real Estate Management & Development — 1.4%

Jones Lang LaSalle, Inc. (1)	4,933	1,273,849

Semiconductors & Semiconductor Equipment — 1.0%

Analog Devices, Inc.	2,555	443,267

ON Semiconductor Corp. (1)	9,694	465,990

		909,257

Software — 0.6%

Citrix Systems, Inc. (1)	5,800	549,434

Specialty Retail — 4.2%

Dick’s Sporting Goods, Inc.	6,583	817,674

Guess?, Inc.	59,960	1,241,772

Urban Outfitters, Inc. (1)	20,058	640,452

Williams-Sonoma, Inc.	5,801	1,077,420

		3,777,318

Total Common Stock

(Cost: $55,569,343)		89,268,757

MONEY MARKET INVESTMENTS — 0.6%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (2)	495,209	495,209

Total Money Market Investments

(Cost: $495,209)		495,209

Total Investments (100.6%)

(Cost: $56,064,552)		89,763,966

Liabilities in Excess of Other Assets (-0.6%)		(511,660)

Net Assets (100.0%)		$89,252,306

Notes to the Schedule of Investments:

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2021.

See accompanying Notes to Financial Statements.

53

TCW Relative Value Mid Cap Fund

Investments by Sector	October 31, 2021

Sector	Percentage of Net Assets
Aerospace & Defense	3.1%
Airlines	1.4
Auto Components	0.8
Banks	11.8
Capital Markets	4.3
Chemicals	3.1
Communications Equipment	1.3
Construction & Engineering	1.5
Consumer Finance	1.8
Diversified Financial Services	1.3
Electronic Equipment, Instruments & Components	4.6
Energy Equipment & Services	2.2
Equity Real Estate	2.8
Food Products	1.0
Health Care Equipment & Supplies	1.5
Health Care Providers & Services	9.3
Hotels, Restaurants & Leisure	1.9
Household Durables	8.8
Independent Power and Renewable Electricity Producers	2.4
Industrial Conglomerates	1.1
Insurance	2.8
Internet & Direct Marketing Retail	2.4
IT Services	1.2
Machinery	7.4
Media	2.1
Metals & Mining	2.5
Multi-Utilities	0.7
Multiline Retail	0.4
Oil, Gas & Consumable Fuels	1.8
Personal Products	1.1
Pharmaceuticals	2.0
Professional Services	2.4
Real Estate Management & Development	1.4
Semiconductors & Semiconductor Equipment	1.0
Software	0.6
Specialty Retail	4.2
Money Market Investments	0.6

Total	100.6%

See accompanying Notes to Financial Statements.

54

TCW Relative Value Mid Cap Fund

Fair Valuation Summary	October 31, 2021

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$2,738,949	$—	$—	$2,738,949
Airlines	1,207,807	—	—	1,207,807
Auto Components	693,402	—	—	693,402
Banks	10,571,966	—	—	10,571,966
Capital Markets	3,826,704	—	—	3,826,704
Chemicals	2,736,694	—	—	2,736,694
Communications Equipment	1,201,818	—	—	1,201,818
Construction & Engineering	1,296,923	—	—	1,296,923
Consumer Finance	1,610,441	—	—	1,610,441
Diversified Financial Services	1,157,224	—	—	1,157,224
Electronic Equipment, Instruments & Components	4,072,720	—	—	4,072,720
Energy Equipment & Services	1,980,778	—	—	1,980,778
Equity Real Estate	2,508,829	—	—	2,508,829
Food Products	935,185	—	—	935,185
Health Care Equipment & Supplies	1,303,219	—	—	1,303,219
Health Care Providers & Services	8,306,694	—	—	8,306,694
Hotels, Restaurants & Leisure	1,671,002	—	—	1,671,002
Household Durables	7,828,880	—	—	7,828,880
Independent Power and Renewable Electricity Producers	2,108,407	—	—	2,108,407
Industrial Conglomerates	963,906	—	—	963,906
Insurance	2,509,494	—	—	2,509,494
Internet & Direct Marketing Retail	2,096,374	—	—	2,096,374
IT Services	1,110,832	—	—	1,110,832
Machinery	6,645,548	—	—	6,645,548
Media	1,911,477	—	—	1,911,477
Metals & Mining	2,216,993	—	—	2,216,993
Multi-Utilities	656,146	—	—	656,146
Multiline Retail	334,056	—	—	334,056
Oil, Gas & Consumable Fuels	1,613,988	—	—	1,613,988
Personal Products	945,715	—	—	945,715
Pharmaceuticals	1,827,379	—	—	1,827,379
Professional Services	2,169,349	—	—	2,169,349
Real Estate Management & Development	1,273,849	—	—	1,273,849
Semiconductors & Semiconductor Equipment	909,257	—	—	909,257
Software	549,434	—	—	549,434
Specialty Retail	3,777,318	—	—	3,777,318

Total Common Stock	89,268,757	—	—	89,268,757

Money Market Investments	495,209	—	—	495,209

Total Investments	$89,763,966	$—	$—	$89,763,966

See accompanying Notes to Financial Statements.

55

TCW Select Equities Fund

Schedule of Investments	October 31, 2021

Issues	Shares	Value

COMMON STOCK — 98.5% of Net Assets

Capital Markets — 3.6%

Charles Schwab Corp. (The)	249,468	$20,463,860

S&P Global, Inc.	31,652	15,008,113

		35,471,973

Commercial Services & Supplies — 1.6%

Waste Connections, Inc. (Canada)	117,532	15,985,527

Entertainment — 2.6%

Netflix, Inc. (1)	38,218	26,382,268

Equity Real Estate — 5.4%

American Tower Corp.	132,507	37,362,999

Equinix, Inc.	19,609	16,414,106

		53,777,105

Food & Staples Retailing — 2.3%

Costco Wholesale Corp.	47,637	23,415,491

Health Care Equipment & Supplies — 7.2%

Align Technology, Inc. (1)	47,273	29,515,843

Boston Scientific Corp. (1)	366,979	15,827,804

DexCom, Inc. (1)	42,457	26,459,627

		71,803,274

Interactive Media & Services — 11.4%

Alphabet, Inc. — Class C (1)	23,693	70,259,459

Meta Platforms, Inc. (1)	134,974	43,673,537

		113,932,996

Internet & Direct Marketing Retail — 6.1%

Amazon.com, Inc. (1)	17,865	60,248,462

IT Services — 13.0%

Mastercard, Inc.	73,755	24,746,278

PayPal Holdings, Inc. (1)	176,594	41,073,998

Snowflake, Inc. (1)	40,394	14,293,013

Twilio, Inc. (1)	45,788	13,340,792

Visa, Inc.	171,069	36,227,282

		129,681,363

Life Sciences Tools & Services — 3.1%

Illumina, Inc. (1)	18,743	7,779,470

IQVIA Holdings, Inc. (1)	86,751	22,678,446

		30,457,916

Pharmaceuticals — 2.9%

Zoetis, Inc.	134,939	29,173,812

Professional Services — 4.8%

IHS Markit, Ltd.	192,779	25,200,071

TransUnion	196,680	22,675,237

		47,875,308

Issues	Shares	Value

Semiconductors & Semiconductor Equipment — 8.7%

ASML Holding NV (Netherlands)	33,773	$27,453,396

NVIDIA Corp.	230,440	58,916,595

		86,369,991

Software — 20.1%

Adobe, Inc. (1)	97,800	63,605,208

Salesforce.com, Inc. (1)	147,953	44,340,034

ServiceNow, Inc. (1)	88,703	61,893,405

Splunk, Inc. (1)	26,568	4,378,938

Trade Desk, Inc. (The) (1)	341,503	25,581,990

		199,799,575

Specialty Retail — 4.0%

Home Depot, Inc. (The)	65,219	24,244,511

Ulta Beauty, Inc. (1)	41,145	15,115,027

		39,359,538

Textiles, Apparel & Luxury Goods — 1.7%

NIKE, Inc. — Class B	101,249	16,937,945

Total Common Stock

(Cost: $254,075,065)		980,672,544

MONEY MARKET INVESTMENTS — 1.0%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (2)	9,789,302	9,789,302

Total Money Market Investments

(Cost: $9,789,302)		9,789,302

Total Investments (99.5%) (Cost: $263,864,367)		990,461,846

Excess of Other Assets over Liabilities (0.5%)		4,861,888

Net Assets (100.0%)		$995,323,734

Notes to the Schedule of Investments:

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2021.

See accompanying Notes to Financial Statements.

56

TCW Select Equities Fund

Investments by Sector	October 31, 2021

Sector	Percentage of Net Assets
Capital Markets	3.6%
Commercial Services & Supplies	1.6
Entertainment	2.6
Equity Real Estate	5.4
Food & Staples Retailing	2.3
Health Care Equipment & Supplies	7.2
Interactive Media & Services	11.4
Internet & Direct Marketing Retail	6.1
IT Services	13.0
Life Sciences Tools & Services	3.1
Pharmaceuticals	2.9
Professional Services	4.8
Semiconductors & Semiconductor Equipment	8.7
Software	20.1
Specialty Retail	4.0
Textiles, Apparel & Luxury Goods	1.7
Money Market Investments	1.0

Total	99.5%

See accompanying Notes to Financial Statements.

57

TCW Select Equities Fund

Fair Valuation Summary	October 31, 2021

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Capital Markets	$35,471,973	$—	$—	$35,471,973
Commercial Services & Supplies	15,985,527	—	—	15,985,527
Entertainment	26,382,268	—	—	26,382,268
Equity Real Estate	53,777,105	—	—	53,777,105
Food & Staples Retailing	23,415,491	—	—	23,415,491
Health Care Equipment & Supplies	71,803,274	—	—	71,803,274
Interactive Media & Services	113,932,996	—	—	113,932,996
Internet & Direct Marketing Retail	60,248,462	—	—	60,248,462
IT Services	129,681,363	—	—	129,681,363
Life Sciences Tools & Services	30,457,916	—	—	30,457,916
Pharmaceuticals	29,173,812	—	—	29,173,812
Professional Services	47,875,308	—	—	47,875,308
Semiconductors & Semiconductor Equipment	86,369,991	—	—	86,369,991
Software	199,799,575	—	—	199,799,575
Specialty Retail	39,359,538	—	—	39,359,538
Textiles, Apparel & Luxury Goods	16,937,945	—	—	16,937,945

Total Common Stock	980,672,544	—	—	980,672,544

Money Market Investments	9,789,302	—	—	9,789,302

Total Investments	$990,461,846	$—	$—	$990,461,846

See accompanying Notes to Financial Statements.

58

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2021

	TCW Artificial Intelligence Equity Fund	TCW Conservative Allocation Fund		TCW Global Real Estate Fund	TCW New America Premier Equities Fund
ASSETS
Investments, at Value (1)	$18,933,368	$1,347,825		$42,100,253	$234,182,722
Investment in Affiliated Issuers, at Value	—	34,680,318	(2)	—	—
Receivable for Securities Sold	—	—		—	4,064,675
Receivable for Fund Shares Sold	51,213	—		174,899	195,530
Interest and Dividends Receivable	1,313	31,611		18,407	19,244
Foreign Tax Reclaims Receivable	—	—		4,488	—
Receivable from Investment Advisor	31,001	3,192		33,347	3,537
Cash Collateral Held for Brokers	—	—		—	3
Prepaid Expenses	6,346	20,760		7,876	12,369

Total Assets	19,023,241	36,083,706		42,339,270	238,478,080

LIABILITIES
Payable for Securities Purchased	—	23,885		2,643,233	6,301,265
Payable for Fund Shares Redeemed	15,097	—		—	49,719
Accrued Directors’ Fees and Expenses	10,134	10,134		10,134	10,134
Deferred Accrued Directors’ Fees and Expenses	1,170	1,170		1,170	1,170
Accrued Management Fees	10,922	—		25,745	122,962
Accrued Distribution Fees	1,128	164		2,539	6,244
Options Written, at Value (3)	—	—		22,050	—
Transfer Agent Fees Payable	4,612	5,786		2,918	26,355
Administration Fee Payable	13,567	15,749		13,775	29,189
Audit Fees Payable	16,108	13,085		15,694	19,363
Accounting Fees Payable	2,289	3,740		2,299	12,324
Custodian Fees Payable	9,283	6,703		13,667	10,942
Legal Fees Payable	450	62		279	594
Other Accrued Expenses	3,078	3,818		2,917	16,575

Total Liabilities	87,838	84,296		2,756,420	6,606,836

NET ASSETS	$18,935,403	$35,999,410		$39,582,850	$231,871,244

NET ASSETS CONSIST OF:
Paid-in Capital	$12,195,074	$27,135,200		$34,005,518	$128,200,766
Accumulated Earnings	6,740,329	8,864,210		5,577,332	103,670,478

NET ASSETS	$18,935,403	$35,999,410		$39,582,850	$231,871,244

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$13,452,342	$35,263,802		$24,949,343	$201,523,384

N Class Share	$5,483,061	$735,608		$14,633,507	$30,347,860

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	538,364	2,525,912		1,614,886	6,337,480

N Class Share	220,108	52,652		948,354	959,286

NET ASSET VALUE PER SHARE: (5)
I Class Share	$24.99	$13.96		$15.45	$31.80

N Class Share	$24.91	$13.97		$15.43	$31.64

(1)

The identified cost for the TCW Artificial Intelligence Equity Fund, the TCW Conservative Allocation Fund, the TCW Global Real Estate Fund and the TCW New America Premier Equities Fund at October 31, 2021 was $12,949,761, $1,208,597, $38,623,210 and $156,724,532, respectively.

(2)	The identified cost for investments in affiliated issuers of the TCW Conservative Allocation Fund was $28,490,883.
(3)	Premium received $61,940.
(4)	The number of authorized shares, with a par value of $0.001 per share, is 4,000,000,000 for each of the I Class and N Class shares.
(5)	Represents offering price and redemption price per share.

See accompanying Notes to Financial Statements.

59

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2021

	TCW Relative Value Dividend Appreciation Fund	TCW Relative Value Large Cap Fund	TCW Relative Value Mid Cap Fund	TCW Select Equities Fund
ASSETS
Investments, at Value (1)	$279,923,855	$126,992,098	$89,763,966	$990,461,846
Receivable for Securities Sold	—	785,168	175,390	15,418,960
Receivable for Fund Shares Sold	5,862	9,996	117	309,451
Interest and Dividends Receivable	417,473	202,588	34,001	143,831
Foreign Tax Reclaims Receivable	177,140	—	—	—
Receivable from Investment Advisor	50,044	34,733	30,311	15,149
Prepaid Expenses	13,729	18,275	19,708	24,748

Total Assets	280,588,103	128,042,858	90,023,493	1,006,373,985

LIABILITIES
Payable for Securities Purchased	—	125,488	636,194	1,842,799
Payable for Fund Shares Redeemed	62,624	40,156	12	8,279,866
Accrued Directors’ Fees and Expenses	10,134	10,134	10,134	10,134
Deferred Accrued Directors’ Fees and Expenses	1,170	1,170	1,170	1,170
Accrued Management Fees	140,774	64,457	52,549	536,485
Accrued Distribution Fees	42,351	2,171	3,511	39,953
Transfer Agent Fees Payable	50,208	17,611	6,714	135,590
Administration Fee Payable	31,608	21,114	18,293	83,826
Audit Fees Payable	19,404	19,168	19,412	21,905
Accounting Fees Payable	13,842	7,137	5,253	47,467
Custodian Fees Payable	7,494	8,796	8,866	6,294
Legal Fees Payable	822	543	385	2,143
Other Accrued Expenses	19,718	14,321	8,694	42,619

Total Liabilities	400,149	332,266	771,187	11,050,251

NET ASSETS	$280,187,954	$127,710,592	$89,252,306	$995,323,734

NET ASSETS CONSIST OF:
Paid-in Capital	$159,852,073	$62,190,885	$46,200,806	$157,113,739
Accumulated Earnings	120,335,881	65,519,707	43,051,500	838,209,995

NET ASSETS	$280,187,954	$127,710,592	$89,252,306	$995,323,734

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$78,001,182	$117,205,021	$72,544,556	$801,597,053

N Class Share	$202,186,772	$10,505,571	$16,707,750	$193,726,681

CAPITAL SHARES OUTSTANDING: (2)
I Class Share	3,526,291	7,793,281	2,449,197	17,931,940

N Class Share	8,965,536	701,777	581,192	4,997,824

NET ASSET VALUE PER SHARE: (3)
I Class Share	$22.12	$15.04	$29.62	$44.70

N Class Share	$22.55	$14.97	$28.75	$38.76

(1)

The identified cost for the TCW Relative Value Dividend Appreciation Fund, the TCW Relative Value Large Cap Fund, the TCW Relative Value Mid Cap Fund and the TCW Select Equities Fund at October 31, 2021 was $181,402,026, $70,471,595, $56,064,552 and $263,864,367, respectively.

(2)	The number of authorized shares, with a par value of $0.001 per share, is 4,000,000,000 for each of the I Class and N Class shares.
(3)	Represents offering price and redemption price per share.

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2021

	TCW Artificial Intelligence Equity Fund		TCW Conservative Allocation Fund	TCW Global Real Estate Fund	TCW New America Premier Equities Fund
INVESTMENT INCOME
Income:
Dividends	$64,060	(1)	$19,233	$843,896 (1)	$931,972	(1)
Dividends from Investment in Affiliated Issuers	—		507,205	—	—
Non-Cash Dividend Income	—		—	7,190	1,571,750

Total	64,060		526,438	851,086	2,503,722

Expenses:
Management Fees	114,743		—	199,426	1,384,161
Accounting Services Fees	2,464		4,140	2,349	13,291
Administration Fees	14,752		17,104	14,954	31,431
Transfer Agent Fees:
I Class	10,269		16,161	8,114	93,821
N Class	8,872		6,788	7,146	39,583
Custodian Fees	9,906		7,826	15,374	12,498
Professional Fees	25,230		20,760	25,704	33,335
Directors’ Fees and Expenses	43,054		43,054	43,054	43,054
Registration Fees:
I Class	13,083		27,889	16,271	23,360
N Class	16,823		17,790	16,383	19,393
Distribution Fees:
N Class	12,559		1,950	18,876	74,199
Compliance Expense	18,984		18,984	18,984	18,984
Shareholder Reporting Expense	2,675		2,531	1,527	4,848
Other	6,301		7,597	7,958	30,828

Total	299,715		192,574	396,120	1,822,786

Less Expenses Borne by Investment Advisor:
I Class	86,259		—	92,947	—
N Class	60,902		23,792	65,418	31,896

Net Expenses	152,554		168,782	237,755	1,790,890

Net Investment Income (Loss)	(88,494)		357,656	613,331	712,832

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	1,118,544		8,913	3,195,989	33,508,827
Investments in Affiliated Issuers	—		2,276,586	—	—
Realized Gain Received as Distribution from Affiliated Issuers	—		793,752	—	—
Foreign Currency	—		—	(13,603)	(14,476)
Options Written	—		—	68,374	—
Change in Unrealized Appreciation (Depreciation) on:
Investments	3,428,225		179,561	2,947,372	35,985,483
Foreign Currency	—		—	(946)	—
Investments in Affiliated Issuers	—		2,046,825	—	—
Options Written	—		—	48,513	—

Net Realized and Unrealized Gain (Loss) on Investments	4,546,769		5,305,637	6,245,699	69,479,834

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,458,275		$5,663,293	$6,859,030	$70,192,666

(1)	Net of foreign taxes withheld of $406, $24,583 and $26,317 for the TCW Artificial Intelligence Equity Fund, the TCW Global Real Estate Fund and the TCW New America Premier Equities Fund, respectively.

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2021

	TCW Relative Value Dividend Appreciation Fund		TCW Relative Value Large Cap Fund	TCW Relative Value Mid Cap Fund		TCW Select Equities Fund
INVESTMENT INCOME
Income:
Dividends	$6,790,270	(1)	$2,500,503	$1,163,164	(1)	$3,564,837 (1)

Total	6,790,270		2,500,503	1,163,164		3,564,837

Expenses:
Management Fees	1,592,751		745,692	550,870		5,820,168
Accounting Services Fees	13,059		5,332	5,322		49,578
Administration Fees	33,725		22,484	19,690		91,503
Transfer Agent Fees:
I Class	40,887		70,400	33,153		566,970
N Class	201,868		17,824	18,559		157,837
Custodian Fees	7,495		9,394	9,744		6,252
Professional Fees	31,638		29,767	31,265		41,127
Directors’ Fees and Expenses	43,054		43,054	43,054		43,054
Registration Fees:
I Class	17,613		22,119	17,627		25,731
N Class	16,951		16,727	17,376		19,669
Distribution Fees:
N Class	481,261		26,826	38,756		429,059
Compliance Expense	18,984		18,984	18,984		18,984
Shareholder Reporting Expense	5,689		4,662	4,598		6,304
Other	32,847		14,749	14,612		78,406

Total	2,537,822		1,048,014	823,610		7,354,642

Less Expenses Borne by Investment Advisor:
I Class	34,347		113,753	73,915		—
N Class	260,346		42,861	65,291		143,451

Net Expenses	2,243,129		891,400	684,404		7,211,191

Net Investment Income (Loss)	4,547,141		1,609,103	478,760		(3,646,354)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	31,551,258		11,175,560	12,750,073		126,960,492
Foreign Currency	—		—	—		(102)
Change in Unrealized Appreciation (Depreciation) on:
Investments	65,949,490		33,219,423	19,424,042		175,902,597

Net Realized and Unrealized Gain (Loss) on Investments	97,500,748		44,394,983	32,174,115		302,862,987

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$102,047,889		$46,004,086	$32,652,875		$299,216,633

(1)	Net of foreign taxes withheld of $37,285, $7,901 and $35,991 for the TCW Relative Value Dividend Appreciation Fund, the TCW Relative Value Mid Cap Fund and the TCW Select Equities Fund, respectively.

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Artificial Intelligence Equity Fund		TCW Conservative Allocation Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
OPERATIONS
Net Investment Income (Loss)	$(88,494)	$(27,567)	$357,656	$474,038
Net Realized Gain on Investments	1,118,544	5,394	3,079,251	777,604
Change in Unrealized Appreciation on Investments	3,428,225	2,054,506	2,226,386	982,958

Increase in Net Assets Resulting from Operations	4,458,275	2,032,333	5,663,293	2,234,600

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	—	—	(575,016)	(1,914,869)

NET CAPITAL SHARE TRANSACTIONS
I Class	3,584,599	2,368,542	(6,446,027)	6,821,453
N Class	527,992	2,034,367	190,512	110,453

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	4,112,591	4,402,909	(6,255,515)	6,931,906

Increase (Decrease) in Net Assets	8,570,866	6,435,242	(1,167,238)	7,251,637
NET ASSETS
Beginning of year	10,364,537	3,929,295	37,166,648	29,915,011

End of year	$18,935,403	$10,364,537	$35,999,410	$37,166,648

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Real Estate Fund		TCW New America Premier Equities Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
OPERATIONS
Net Investment Income	$613,331	$100,822	$712,832	$9,701
Net Realized Gain (Loss) on Investments, Options Written and Foreign Currency Transactions	3,250,760	230,373	33,494,351	(4,331,020)
Change in Unrealized Appreciation (Depreciation) on Investments, Options Written and Foreign Currency Transactions	2,994,939	(717,082)	35,985,483	22,429,848

Increase (Decrease) in Net Assets Resulting from Operations	6,859,030	(385,887)	70,192,666	18,108,529

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(564,453)	(97,923)	(7,812)	(1,541,399)
Return of Capital	—	(37,297)	—	—

Total Distributions to Shareholders	(564,453)	(135,220)	(7,812)	(1,541,399)

NET CAPITAL SHARE TRANSACTIONS
I Class	11,493,157	3,064,682	(12,185,199)	36,474,946
N Class	8,250,122	3,825,874	(9,645,097)	(25,097,539)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	19,743,279	6,890,556	(21,830,296)	11,377,407

Increase in Net Assets	26,037,856	6,369,449	48,354,558	27,944,537
NET ASSETS
Beginning of year	13,544,994	7,175,545	183,516,686	155,572,149

End of year	$39,582,850	$13,544,994	$231,871,244	$183,516,686

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Dividend Appreciation Fund		TCW Relative Value Large Cap Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
OPERATIONS
Net Investment Income	$4,547,141	$5,897,496	$1,609,103	$2,111,918
Net Realized Gain (Loss) on Investments	31,551,258	(1,561,309)	11,175,560	10,057,184
Change in Unrealized Appreciation (Depreciation) on Investments	65,949,490	(32,819,637)	33,219,423	(20,110,484)

Increase (Decrease) in Net Assets Resulting from Operations	102,047,889	(28,483,450)	46,004,086	(7,941,382)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(4,599,952)	(25,577,883)	(8,614,565)	(60,477,632)

NET CAPITAL SHARE TRANSACTIONS
I Class	(3,786,668)	(17,011,449)	(275,969)	9,084,745
N Class	(21,732,783)	(32,303,970)	(2,445,033)	3,924,831

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(25,519,451)	(49,315,419)	(2,721,002)	13,009,576

Increase (Decrease) in Net Assets	71,928,486	(103,376,752)	34,668,519	(55,409,438)
NET ASSETS
Beginning of year	208,259,468	311,636,220	93,042,073	148,451,511

End of year	$280,187,954	$208,259,468	$127,710,592	$93,042,073

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Mid Cap Fund		TCW Select Equities Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
OPERATIONS
Net Investment Income (Loss)	$478,760	$599,770	$(3,646,354)	$(2,691,047)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	12,750,073	(1,737,138)	126,960,390	174,442,240
Change in Unrealized Appreciation (Depreciation) on Investments	19,424,042	(5,134,498)	175,902,597	20,731,898

Increase (Decrease) in Net Assets Resulting from Operations	32,652,875	(6,271,866)	299,216,633	192,483,091

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(522,819)	(2,022,186)	(59,131,560)	(81,574,839)

NET CAPITAL SHARE TRANSACTIONS
I Class	(4,606,270)	(6,218,927)	(27,266,527)	(217,705,461)
N Class	(194,515)	(1,968,584)	(12,802,651)	(305,765)

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(4,800,785)	(8,187,511)	(40,069,178)	(218,011,226)

Increase (Decrease) in Net Assets	27,329,271	(16,481,563)	200,015,895	(107,102,974)
NET ASSETS
Beginning of year	61,923,035	78,404,598	795,307,839	902,410,813

End of year	$89,252,306	$61,923,035	$995,323,734	$795,307,839

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Notes to Financial Statements	October 31, 2021

Note 1 — Organization

TCW Funds, Inc. (the “Company”), a Maryland corporation, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 18 no-load mutual funds (each series, a “Fund” and collectively, the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has its own investment objective and strategies. The following is a brief description of the investment objectives and principal investment strategies for the Funds that are covered in this report:

TCW Fund	Investment Objectives and Principal Investment Strategies
Diversified U.S. Equity Fund

TCW Artificial Intelligence Equity Fund	Seeks long-term capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in publicly traded equity securities of businesses that the portfolio managers believe are benefitting from or have the potential to benefit from advances in the use of artificial intelligence.

TCW Global Real Estate Fund	Seeks to maximize total return from current income and long-term capital growth by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of real estate investment trusts (“REITs”) and real estate companies. Under normal market conditions, the Fund invests in securities of issuers located in at least three different countries (one of which may be the United States) and invests at least 30% of its net assets, plus any borrowings for investment purposes, in securities of issuers domiciled outside the United States or whose primary business operations are outside the United States, including pooled investment vehicles domiciled in the United States that invest principally in non-U.S. securities.

TCW New America Premier Equities Fund	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies; intends to achieve its objective by investing in a portfolio of companies the portfolio manager believes are enduring, cash generating businesses whose leaders prudently manage their environmental, social, and financial resources and whose shares are attractively valued relative to free cash flow generated by the businesses.

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TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

TCW Fund	Investment Objectives and Principal Investment Strategies

TCW Relative Value Dividend Appreciation Fund	Seeks to realize a high level of dividend income consistent with prudent investment management, with a secondary objective of capital appreciation, by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of companies that have a record of paying dividends.

TCW Relative Value Large Cap Fund	Seeks capital appreciation, with a secondary goal of current income, by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies (i.e., companies with a market capitalization of greater than $1 billion at the time of purchase).

TCW Relative Value Mid Cap Fund	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of mid-capitalization companies (i.e., companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Russell MidCap® Index).

TCW Select Equities Fund	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities. The Fund invests primarily in equity securities of mid- and large-capitalization companies.
Fund of Funds

TCW Conservative Allocation Fund	Seeks to provide current income, and secondarily, long-term capital appreciation by investing in a combination of fixed income funds and equity funds that utilize diverse investment styles such as growth and/or value investing.

All of the Funds currently offer two classes of shares: I Class and N Class. The two classes of a Fund are substantially the same except that the N Class shares are subject to a distribution fee (see Note 7).

The TCW Conservative Allocation Fund is a “fund of funds” that invests in affiliated and unaffiliated funds which are identified on the Schedule of Investments.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed

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TCW Funds, Inc.

October 31, 2021

Note 2 — Significant Accounting Policies (Continued)

by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Equity securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ, which may not be the last sale price. Options on equity securities and options on indexes are valued using mid prices (average of bid and ask prices) as reported by the exchange or pricing service. Investments in open-end mutual funds including money market funds are valued based on the NAV per share as reported by the investment companies. All other securities for which over-the-counter (“OTC”) market quotations are readily available, including short-term securities, swap agreements and forward currency contracts, are valued with prices furnished by independent pricing services or by broker-dealers.

The Company has adopted, after the approval by the Company’s Board of Directors (the “Board,” and each member thereof, a “Director”), a fair valuation methodology for foreign equity securities (exclusive of certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that have been closed for a period of time due to time zones differences. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and not dependent on certain thresholds or triggers.

Securities for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Valuation Committee of the Company’s Board of Directors and under the general oversight of the Board.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

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TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.

Mutual funds.    Open-end mutual funds including money market funds are valued using the NAV as reported by the fund companies. As such, they are categorized as Level 1.

Options contracts.    Options contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange

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TCW Funds, Inc.

October 31, 2021

Note 2 — Significant Accounting Policies (Continued)

rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Warrants.    Warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy.

The summary of the inputs used as of October 31, 2021 in valuing the Funds’ investments is listed after the Schedule of Investments for each Fund.

The Funds held no investments or other financial instruments at October 31, 2021 for which fair value was calculated using Level 3 inputs.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class- specific fees and expenses will result in differences in net investment income for each class, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Global Real Estate Fund and the TCW Relative Value Dividend Appreciation Fund declare and pay, or reinvest, dividends from net investment income quarterly. The other Equity Funds and TCW Conservative Allocation Fund declare and pay, or reinvest, dividends from net investment income annually. Capital gains realized by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, derivative transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year. Distributions received from real estate investment trusts may include return of capital which is treated as a reduction in the cost basis of those investments. Distributions received, if any, in excess of the cost basis of a security is recognized as capital gain.

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Note 2 — Significant Accounting Policies (Continued)

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

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TCW Funds, Inc.

October 31, 2021

Note 2 — Significant Accounting Policies (Continued)

For the year ended October 31, 2021, the TCW Global Real Estate Fund had the following derivatives and transactions in derivatives, grouped in the following risk categories:

Equity Risk
Statement of Assets and Liabilities:
Asset Derivatives
Investments (1)	$69,150

Total Value	$69,150

Liability Derivatives
Written Options	$(22,050)

Total Value	$(22,050)

Statement of Operations:
Net Realized Gain (Loss)
Investments (2)	$(382,536)
Options Written	68,374

Net Realized Gain (Loss)	$(314,162)

Net Change in Appreciation (Depreciation)
Investments (3)	$(100,901)
Options Written	48,513

Net Change in Appreciation (Depreciation)	$(52,388)

Number of Contracts (4)
Options Purchased	1,171
Options Written	406

(1)	Represents purchased options, at value.
(2)	Represents realized gain (loss) for purchased options.
(3)	Represents change in unrealized appreciation (depreciation) for purchased options during the year.
(4)	Amount disclosed represents average notional amounts which are representative of the volume traded for the year ended October 31, 2021.

Counterparty Credit Risk: Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

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Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

For OTC derivatives, the Funds mitigate their counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/ or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets declines by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

Master Agreements and Netting Arrangements. Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit-related events that, if triggered, would cause an event of default or termination giving a Fund

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October 31, 2021

Note 2 — Significant Accounting Policies (Continued)

or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements, can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The Funds had no OTC derivatives for offset under an ISDA Master Agreement as of October 31, 2021.

Note 3 — Portfolio Investments

When-Issued, Delayed-Delivery and Forward Commitment Transactions: The Funds, with the exception of the TCW Conservative Allocation Fund, may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of each Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage,

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Note 3 — Portfolio Investments (Continued)

the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them. There were no when-issued, delayed-delivery or forward commitment transactions in the Funds during the year ended October 31, 2021.

Repurchase Agreements: The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2021.

Securities Lending: The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2021.

Derivatives:

Options: The Funds may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Funds may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

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October 31, 2021

Note 3 — Portfolio Investments (Continued)

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

During the year ended October 31, 2021, the TCW Global Real Estate Fund entered into option contracts to hedge the Fund’s investments from market volatility in the real estate sector.

Note 4 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, and so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Counterparty Risk:    The Funds may be exposed to counterparty risk, the risk that an entity with which the Funds have unsettled or open transactions may not fulfill its obligations.

Investment Style Risk:    Certain Funds may also be subject to investment style risk. The Advisor’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

Equity Risk:    Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and can decline in value

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Notes to Financial Statements (Continued)

Note 4 — Risk Considerations (Continued)

over short or extended periods. The value of stocks and other equity securities will be affected by changes in a company’s financial condition and in overall market, economic and political conditions.

Public Health Emergencies Risk and Impact of the Coronavirus (COVID-19):    Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

The World Health Organization declared in March 2020 that the COVID-19 outbreak officially constitutes a “pandemic.” This outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, imposed and in some cases continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets.

The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. Even if COVID-19’s spread is substantially contained, it will be difficult to assess what the longer-term impacts of an extended period of unprecedented economic dislocation and disruption will be on future economic developments, the health of certain markets, industries and businesses, and commercial and consumer behavior. The ongoing COVID-19 crisis and any other public health emergency that may arise in the future could have a significant adverse impact on our investments and result in significant investment losses.

For more information on risks related to investing in the Funds, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling customer service at 800-FUND-TCW (800-386-3829).

Note 5 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

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TCW Funds, Inc.

October 31, 2021

Note 5 — Federal Income Taxes (Continued)

At October 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Artificial Intelligence Equity Fund	$48,966	$766,227	$815,193
TCW Conservative Allocation Fund	755,142	1,974,573	2,729,715
TCW Global Real Estate Fund	2,797,620	444,438	3,242,058
TCW New America Premier Equities Fund	13,074,757	13,352,129	26,426,886
TCW Relative Value Dividend Appreciation Fund	309,485	24,822,229	25,131,714
TCW Relative Value Large Cap Fund	1,978,411	7,970,616	9,949,027
TCW Relative Value Mid Cap Fund	—	9,768,687	9,768,687
TCW Select Equities Fund	—	115,373,781	115,373,781

At the end of the previous fiscal year ended October 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Conservative Allocation Fund	$—	$207,946	$207,946
TCW Relative Value Dividend Appreciation Fund	501,037	—	501,037
TCW Relative Value Large Cap Fund	1,552,259	6,832,662	8,384,921
TCW Relative Value Mid Cap Fund	83,267	—	83,267
TCW Select Equities Fund	—	59,130,584	59,130,584

Permanent differences incurred during the year ended October 31, 2021 resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Artificial Intelligence Equity Fund	$115,473	$(212,889)	$97,416
TCW Conservative Allocation Fund	246,519	(521,716)	275,197
TCW Global Real Estate Fund	70,366	(705,290)	634,924
TCW New America Premier Equities Fund	(92,715)	(2,620,697)	2,713,412
TCW Relative Value Dividend Appreciation Fund	(138,741)	(1,293,545)	1,432,286
TCW Relative Value Large Cap Fund	(61,286)	(1,503,854)	1,565,140
TCW Relative Value Mid Cap Fund	(39,208)	(712,347)	751,555
TCW Select Equities Fund	1,759,820	(11,529,191)	9,769,371

During the year ended October 31, 2021, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Conservative Allocation Fund	$367,007	$208,009	$575,016
TCW Global Real Estate Fund	564,453	—	564,453
TCW New America Premier Equities Fund	7,812	—	7,812
TCW Relative Value Dividend Appreciation Fund	4,599,952	—	4,599,952
TCW Relative Value Large Cap Fund	1,781,283	6,833,282	8,614,565
TCW Relative Value Mid Cap Fund	511,122	11,697	522,819
TCW Select Equities Fund	—	59,131,560	59,131,560

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Notes to Financial Statements (Continued)

Note 5 — Federal Income Taxes (Continued)

During the previous fiscal year ended October 31, 2020, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Conservative Allocation Fund	$952,066	$962,803	$—	$1,914,869
TCW Global Real Estate Fund	97,923	—	37,297	135,220
TCW New America Premier Equities Fund	966,007	575,392	—	1,541,399
TCW Relative Value Dividend Appreciation Fund	6,004,680	19,573,203	—	25,577,883
TCW Relative Value Large Cap Fund	3,918,408	56,559,224	—	60,477,632
TCW Relative Value Mid Cap Fund	647,695	1,374,491	—	2,022,186
TCW Select Equities Fund	—	81,574,839	—	81,574,839

At October 31, 2021, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows:

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Artificial Intelligence Equity Fund	$6,150,238	$(223,053)	$5,927,185	$13,006,183
TCW Conservative Allocation Fund	6,156,478	(21,981)	6,134,497	29,893,646
TCW Global Real Estate Fund	2,838,695	(542,543)	2,296,152	39,804,101
TCW New America Premier Equities Fund	79,287,757	(2,044,165)	77,243,592	156,939,130
TCW Relative Value Dividend Appreciation Fund	100,283,286	(5,079,118)	95,204,168	184,719,687
TCW Relative Value Large Cap Fund	56,437,886	(867,205)	55,570,681	71,421,417
TCW Relative Value Mid Cap Fund	33,775,343	(492,534)	33,282,809	56,481,157
TCW Select Equities Fund	727,771,443	(1,173,987)	726,597,456	263,864,390

At October 31, 2021, none of the Funds had net realized loss carryforwards for federal income tax purposes.

The Funds did not have any unrecognized tax benefits at October 31, 2021, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2021. The Funds are subject to examination by the U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 6 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net assets:

TCW Artificial Intelligence Equity Fund	0.70%
TCW Global Real Estate Fund	0.80%
TCW New America Premier Equities Fund	0.65%
TCW Relative Value Dividend Appreciation Fund	0.60%
TCW Relative Value Large Cap Fund	0.60%
TCW Relative Value Mid Cap Fund	0.70%
TCW Select Equities Fund	0.65%

The TCW Conservative Allocation Fund does not pay management fees to the Advisor; however, the Fund pays management fees to the Advisor indirectly as a shareholder in the underlying affiliated funds.

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Note 6 — Fund Management Fees and Other Expenses (Continued)

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Artificial Intelligence Equity Fund
I Class	0.90	% (1)
N Class	1.00	% (1)
TCW Conservative Allocation Fund
I Class	0.85	% (1)
N Class	0.85	% (1)
TCW Global Real Estate Fund
I Class	0.90	% (1)(2)
N Class	1.00	% (1)(2)
TCW New America Premier Equities Fund
I Class	1.09	% (3)
N Class	1.09	% (3)
TCW Relative Value Dividend Appreciation Fund
I Class	0.70	% (1)
N Class	0.90	% (1)
TCW Relative Value Large Cap Fund
I Class	0.70	% (1)
N Class	0.90	% (1)
TCW Relative Value Mid Cap Fund
I Class	0.85	% (1)
N Class	0.95	% (1)
TCW Select Equities Fund
I Class	0.80	% (1)
N Class	1.00	% (1)

(1)	These limitations are based on an agreement between the Advisor and the Company.
(2)	This limitation was in effect March 1, 2021. From November 1, 2020 through February 28, 2021, the expense limitation was 1.00% for Class I Shares and 1.15 % for Class N Shares.
(3)

Limitation based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2021. These limitations are voluntary and terminable in a six months’ notice.

The amount borne by the Advisor during the fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can only recapture expenses within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statements of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

Note 7 — Distribution Plan

TCW Funds Distributors LLC (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

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Notes to Financial Statements (Continued)

Note 8 — Transactions with Affiliates

The ownership percentage of the TCW Conservative Allocation Fund in each of the affiliated underlying funds at October 31, 2021 is as follows:

Name of Affiliated Fund	Ownership Percentage (1)
Metropolitan West High Yield Bond Fund	0.04%
Metropolitan West Low Duration Bond Fund	0.14%
Metropolitan West Total Return Bond Fund	0.00	% (2)
Metropolitan West Unconstrained Bond Fund	0.16%
TCW Artificial Intelligence Equity Fund	2.26%
TCW Emerging Markets Income Fund	0.00	% (2)
TCW Enhanced Commodity Strategy Fund	31.41%
TCW Global Bond Fund	2.22%
TCW Global Real Estate Fund	4.77%
TCW New America Premier Equities Fund	1.30%
TCW Relative Value Large Cap Fund	3.01%
TCW Relative Value Mid Cap Fund	1.13%
TCW Select Equities Fund	0.35%
TCW Total Return Bond Fund	0.08%

(1)	Percentage ownership based on total net assets of the underlying fund.
(2)	Amount rounds to less than 0.01%.

The financial statements of the Funds not contained in this report are available by calling 800-FUND-TCW (800-386-3829) or by going to the SEC website at www.sec.gov.

Note 9 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2021 were as follows:

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Artificial Intelligence Equity Fund	$16,910,897	$13,526,376	$—	$—
TCW Conservative Allocation Fund	9,911,691	15,122,429	—	—
TCW Global Real Estate Fund	58,284,159	39,234,657	—	—
TCW New America Premier Equities Fund	282,619,571	306,524,998	—	—
TCW Relative Value Dividend Appreciation Fund	44,152,366	71,120,044	—	—
TCW Relative Value Large Cap Fund	20,609,496	31,631,955	—	—
TCW Relative Value Mid Cap Fund	34,189,565	38,509,079	—	—
TCW Select Equities Fund	72,152,038	188,438,276	—	—

82

TCW Funds, Inc.

October 31, 2021

Note 10 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Artificial Intelligence Equity Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
I Class	Shares	Amount	Shares	Amount
Shares Sold	309,702	$6,792,040	380,921	$6,163,899
Shares Issued upon Reinvestment of Dividends	—	—	—	—
Shares Redeemed	(144,091)	(3,207,441)	(239,602)	(3,795,357)

Net Increase	165,611	$3,584,599	141,319	$2,368,542

N Class	Shares	Amount	Shares	Amount
Shares Sold	95,479	$2,092,816	163,420	$2,761,039
Shares Issued upon Reinvestment of Dividends	—	—	—	—
Shares Redeemed	(69,019)	(1,564,824)	(47,702)	(726,672)

Net Increase	26,460	$527,992	115,718	$2,034,367

TCW Conservative Allocation Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
I Class	Shares	Amount	Shares	Amount
Shares Sold	181,547	$2,391,227	776,254	$9,358,826
Shares Issued upon Reinvestment of Dividends	41,608	539,660	161,527	1,860,793
Shares Redeemed	(702,396)	(9,376,914)	(377,533)	(4,398,166)

Net Increase (Decrease)	(479,241)	$(6,446,027)	560,248	$6,821,453

N Class	Shares	Amount	Shares	Amount
Shares Sold	27,941	$359,099	24,005	$283,173
Shares Issued upon Reinvestment of Dividends	647	8,418	1,926	22,240
Shares Redeemed	(12,962)	(177,005)	(17,894)	(194,960)

Net Increase	15,626	$190,512	8,037	$110,453

TCW Global Real Estate Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
I Class	Shares	Amount	Shares	Amount
Shares Sold	1,273,852	$18,692,927	395,732	$4,486,776
Shares Issued upon Reinvestment of Dividends	24,035	344,526	10,694	117,234
Shares Redeemed	(511,725)	(7,544,296)	(161,678)	(1,539,328)

Net Increase	786,162	$11,493,157	244,748	$3,064,682

N Class	Shares	Amount	Shares	Amount
Shares Sold	637,111	$9,467,842	336,584	$3,831,300
Shares Issued upon Reinvestment of Dividends	11,222	160,691	1,410	15,470
Shares Redeemed	(94,985)	(1,378,411)	(1,925)	(20,896)

Net Increase	553,348	$8,250,122	336,069	$3,825,874

TCW New America Premier Equities Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
I Class	Shares	Amount	Shares	Amount
Shares Sold	1,394,893	$38,541,475	4,458,919	$92,791,854
Shares Issued upon Reinvestment of Dividends	227	6,065	47,686	1,009,510
Shares Redeemed	(1,845,496)	(50,732,739)	(2,804,515)	(57,326,418)

Net Increase (Decrease)	(450,376)	$(12,185,199)	1,702,090	$36,474,946

N Class	Shares	Amount	Shares	Amount
Shares Sold	112,163	$3,146,542	1,485,275	$31,087,553
Shares Issued upon Reinvestment of Dividends	44	1,183	21,947	464,614
Shares Redeemed	(475,416)	(12,792,822)	(2,752,069)	(56,649,706)

Net Decrease	(363,209)	$(9,645,097)	(1,244,847)	$(25,097,539)

83

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 10 — Capital Share Transactions (Continued)

TCW Relative Value Dividend Appreciation Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
I Class	Shares	Amount	Shares	Amount
Shares Sold	278,183	$5,364,754	209,380	$3,207,634
Shares Issued upon Reinvestment of Dividends	60,207	1,192,525	415,359	7,006,552
Shares Redeemed	(523,686)	(10,343,947)	(1,841,949)	(27,225,635)

Net Decrease	(185,296)	$(3,786,668)	(1,217,210)	$(17,011,449)

N Class	Shares	Amount	Shares	Amount
Shares Sold	112,874	$2,300,844	174,861	$2,734,400
Shares Issued upon Reinvestment of Dividends	158,146	3,191,091	1,050,840	18,014,759
Shares Redeemed	(1,369,844)	(27,224,718)	(3,403,875)	(53,053,129)

Net Decrease	(1,098,824)	$(21,732,783)	(2,178,174)	$(32,303,970)

TCW Relative Value Large Cap Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
I Class	Shares	Amount	Shares	Amount
Shares Sold	2,034,463	$28,169,006	3,028,924	$37,868,811
Shares Issued upon Reinvestment of Dividends	623,997	7,469,240	4,126,933	51,339,036
Shares Redeemed	(2,590,672)	(35,914,215)	(6,756,746)	(80,123,102)

Net Increase (Decrease)	67,788	$(275,969)	399,111	$9,084,745

N Class	Shares	Amount	Shares	Amount
Shares Sold	276,683	$3,832,606	310,191	$4,490,483
Shares Issued upon Reinvestment of Dividends	71,171	849,069	425,019	5,265,990
Shares Redeemed	(505,506)	(7,126,708)	(495,293)	(5,831,642)

Net Increase (Decrease)	(157,652)	$(2,445,033)	239,917	$3,924,831

TCW Relative Value Mid Cap Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
I Class	Shares	Amount	Shares	Amount
Shares Sold	514,977	$14,595,767	241,604	$4,126,223
Shares Issued upon Reinvestment of Dividends	18,931	432,563	72,767	1,634,356
Shares Redeemed	(784,303)	(19,634,600)	(651,699)	(11,979,506)

Net Decrease	(250,395)	$(4,606,270)	(337,328)	$(6,218,927)

N Class	Shares	Amount	Shares	Amount
Shares Sold	63,908	$1,804,264	21,051	$408,055
Shares Issued upon Reinvestment of Dividends	3,625	80,472	15,774	344,185
Shares Redeemed	(80,738)	(2,079,251)	(148,958)	(2,720,824)

Net Decrease	(13,205)	$(194,515)	(112,133)	$(1,968,584)

TCW Select Equities Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
I Class	Shares	Amount	Shares	Amount
Shares Sold	2,176,136	$84,266,235	3,966,217	$111,371,496
Shares Issued upon Reinvestment of Dividends	865,922	30,506,419	1,905,156	52,239,394
Shares Redeemed	(3,676,735)	(142,039,181)	(15,162,850)	(381,316,351)

Net Decrease	(634,677)	$(27,266,527)	(9,291,477)	$(217,705,461)

N Class	Shares	Amount	Shares	Amount
Shares Sold	501,368	$17,766,764	795,528	$20,070,967
Shares Issued upon Reinvestment of Dividends	398,820	12,199,905	524,250	12,639,676
Shares Redeemed	(1,298,645)	(42,769,320)	(1,305,237)	(33,016,408)

Net Increase (Decrease)	(398,457)	$(12,802,651)	14,541	$(305,765)

84

TCW Funds, Inc.

October 31, 2021

Note 11 — Affiliate Ownership

As of October 31, 2021, affiliates of the Funds and Advisor owned 38.00%, 36.31%, and 6.06% of the net assets of the TCW Artificial Intelligence Equity Fund, the TCW Global Real Estate Fund, and the TCW Relative Value Large Cap Fund, respectively.

Note 12 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities held by the Funds at October 31, 2021.

Note 13 — Committed Line Of Credit

The Funds have entered into a $100,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes, renewable annually. The interest rate on borrowing is the higher of the Federal Funds rate plus 0.10% plus 1.25% or the Overnight Bank Funding rate plus 0.10% plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2021. The Funds pay the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

Note 14 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

85

TCW Artificial Intelligence Equity Fund

Financial Highlights — I Class

	Year Ended October 31,					August 31, 2017 (Commencement of Operations) through October 31, 2017
	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$18.31	$12.70	$11.18	$10.64		$10.00

Income (Loss) from Investment Operations:
Net Investment Loss	(0.11)	(0.06)	(0.02)	(0.04)		(0.00	) (1)
Net Realized and Unrealized Gain on Investments (2)	6.79	5.67	1.54	0.58		0.64

Total from Investment Operations	6.68	5.61	1.52	0.54		0.64

Less Distributions:
Distributions from Net Investment Income	—	—	—	(0.00	) (1)	—

Net Asset Value per Share, End of year	$24.99	$18.31	$12.70	$11.18		$10.64

Total Return	36.48%	44.17%	13.60%	5.09%		6.40	% (3)
Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$13,452	$6,826	$2,940	$1,364		$695

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.66%	2.81%	6.36%	8.32%		23.66	% (4)

After Expense Reimbursement	0.90%	0.90%	0.92%	1.05%		1.05	% (4)

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.51)%	(0.41)%	(0.17)%	(0.34)%		0.23	% (4)

Portfolio Turnover Rate	87.71%	24.16%	61.09%	74.22%		13.05	% (3)

(1)	Amount rounds to less than $0.01 per share.
(2)	Computed using average shares outstanding throughout the period.
(3)	For the period August 31, 2017 (Commencement of Operations) through October 31, 2017.
(4)	Annualized.

See accompanying Notes to Financial Statements.

86

TCW Artificial Intelligence Equity Fund

Financial Highlights — N Class

	Year Ended October 31,					August 31, 2017 (Commencement of Operations) through October 31, 2017
	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$18.27	$12.69	$11.17	$10.64		$10.00

Income (Loss) from Investment Operations:
Net Investment Loss	(0.14)	(0.08)	(0.03)	(0.04)		(0.00	) (1)
Net Realized and Unrealized Gain on Investments (2)	6.78	5.66	1.55	0.57		0.64

Total from Investment Operations	6.64	5.58	1.52	0.53		0.64

Less Distributions:
Distributions from Net Investment Income	—	—	—	(0.00	) (1)	—

Net Asset Value per Share, End of year	$24.91	$18.27	$12.69	$11.17		$10.64

Total Return	36.34%	43.97%	13.61%	5.00%		6.40	% (3)

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$5,483	$3,539	$989	$693		$532

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	2.21%	3.83%	7.99%	9.60%		26.07	% (4)

After Expense Reimbursement	1.00%	1.00%	1.01%	1.05%		1.05	% (4)

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.61)%	(0.53)%	(0.25)%	(0.33)%		0.25	% (4)

Portfolio Turnover Rate	87.71%	24.16%	61.09%	74.22%		13.05	% (3)

(1)	Amount rounds to less than $0.01 per share.
(2)	Computed using average shares outstanding throughout the period.
(3)	For the period August 31, 2017 (Commencement of Operations) through October 31, 2017.
(4)	Annualized.

See accompanying Notes to Financial Statements.

87

TCW Conservative Allocation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$12.22	$12.09	$11.68	$12.17	$12.13

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.13	0.18	0.24	0.20	0.15
Net Realized and Unrealized Gain (Loss) on Investments	1.80	0.76	0.89	(0.19)	0.67

Total from Investment Operations	1.93	0.94	1.13	0.01	0.82

Less Distributions:
Distributions from Net Investment Income	(0.12)	(0.71)	(0.21)	(0.20)	(0.29)
Distributions from Net Realized Gain	(0.07)	(0.10)	(0.51)	(0.30)	(0.49)

Total Distributions	(0.19)	(0.81)	(0.72)	(0.50)	(0.78)

Net Asset Value per Share, End of year	$13.96	$12.22	$12.09	$11.68	$12.17

Total Return	15.92%	8.19%	10.46%	0.04%	7.28%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$35,264	$36,714	$29,565	$27,925	$30,144

Ratio of Expenses to Average Net Assets (2)	0.44%	0.39%	0.44%	0.37%	0.36%

Ratio of Net Investment Income to Average Net Assets	0.94%	1.56%	2.03%	1.68%	1.26%

Portfolio Turnover Rate	26.34%	26.22%	21.66%	19.79%	55.53%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated funds.

See accompanying Notes to Financial Statements.

88

TCW Conservative Allocation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$12.22	$12.09	$11.67	$12.15	$12.07

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.09	0.15	0.20	0.15	0.11
Net Realized and Unrealized Gain (Loss) on Investments	1.81	0.75	0.90	(0.18)	0.66

Total from Investment Operations	1.90	0.90	1.10	(0.03)	0.77

Less Distributions:
Distributions from Net Investment Income	(0.08)	(0.67)	(0.17)	(0.15)	(0.20)
Distributions from Net Realized Gain	(0.07)	(0.10)	(0.51)	(0.30)	(0.49)

Total Distributions	(0.15)	(0.77)	(0.68)	(0.45)	(0.69)

Net Asset Value per Share, End of year	$13.97	$12.22	$12.09	$11.67	$12.15

Total Return	15.64%	7.85%	10.16%	(0.35)%	6.74%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$736	$452	$350	$518	$532

Ratio of Expenses to Average Net Assets: (2)

Before Expense Reimbursement	3.73%	6.06%	6.89%	5.14%	3.30%

After Expense Reimbursement	0.68%	0.70%	0.74%	0.76%	0.81%

Ratio of Net Investment Income to Average Net Assets	0.70%	1.23%	1.75%	1.28%	0.89%

Portfolio Turnover Rate	26.34%	26.22%	21.66%	19.79%	55.53%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated funds.

See accompanying Notes to Financial Statements.

89

TCW Global Real Estate Fund

Financial Highlights — I Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$11.07	$11.16	$9.30	$10.10	$9.42

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.36	0.17	0.33	0.25	0.25
Net Realized and Unrealized Gain (Loss) on Investments	4.30	(0.05)	1.78	(0.85)	0.70

Total from Investment Operations	4.66	0.12	2.11	(0.60)	0.95

Less Distributions:
Distributions from Net Investment Income	(0.28)	(0.16)	(0.25)	(0.20)	(0.27)
Distributions from Return of Capital	—	(0.05)	—	—	—

Total Distributions	(0.28)	(0.21)	(0.25)	(0.20)	(0.27)

Net Asset Value per Share, End of year	$15.45	$11.07	$11.16	$9.30	$10.10

Total Return	42.32%	1.15%	23.17%	(6.06)%	10.28%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$24,949	$9,175	$6,518	$2,886	$2,818

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.45%	2.80%	3.15%	3.78%	4.38%

After Expense Reimbursement	0.92%	1.00%	1.00%	1.12%	1.37%

Ratio of Net Investment Income to Average Net Assets	2.50%	1.59%	3.25%	2.55%	2.57%

Portfolio Turnover Rate	164.29%	136.71%	85.18%	121.67%	74.51%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

90

TCW Global Real Estate Fund

Financial Highlights — N Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$11.06	$11.16	$9.30	$10.10	$9.42

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.33	0.13	0.39	0.24	0.25
Net Realized and Unrealized Gain (Loss) on Investments	4.30	(0.03)	1.71	(0.85)	0.70

Total from Investment Operations	4.63	0.10	2.10	(0.61)	0.95

Less Distributions:
Distributions from Net Investment Income	(0.26)	(0.15)	(0.24)	(0.19)	(0.27)
Distributions from Return of Capital	—	(0.05)	—	—	—

Total Distributions	(0.26)	(0.20)	(0.24)	(0.19)	(0.27)

Net Asset Value per Share, End of year	$15.43	$11.06	$11.16	$9.30	$10.10

Total Return	42.10%	0.94%	22.99%	(6.14)%	10.28%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$14,634	$4,370	$658	$536	$581

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.90%	5.14%	7.17%	7.65%	7.92%

After Expense Reimbursement	1.03%	1.15%	1.15%	1.22%	1.37%

Ratio of Net Investment Income to Average Net Assets	2.36%	1.21%	3.88%	2.46%	2.51%

Portfolio Turnover Rate	164.29%	136.71%	85.18%	121.67%	74.51%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

91

TCW New America Premier Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2021		2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$22.64		$20.34	$16.27	$15.24	$11.23

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.11		0.01	0.11	(0.02)	0.01
Net Realized and Unrealized Gain on Investments	9.05		2.48	4.18	1.59	4.22

Total from Investment Operations	9.16		2.49	4.29	1.57	4.23

Less Distributions:
Distributions from Net Investment Income	(0.00	) (2)	(0.10)	(0.01)	—	(0.05)
Distributions from Net Realized Gain	—		(0.09)	(0.21)	(0.54)	(0.17)

Total Distributions	(0.00	) (2)	(0.19)	(0.22)	(0.54)	(0.22)

Net Asset Value per Share, End of year	$31.80		$22.64	$20.34	$16.27	$15.24

Total Return	40.46%		12.31%	26.79%	10.60%	38.41%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$201,523		$153,647	$103,442	$28,486	$16,527

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.80%		0.83%	0.93%	1.28%	1.79%

After Expense Reimbursement	N/A		N/A	0.82%	1.04%	1.04%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.37%		0.03%	0.56%	(0.13)%	0.11%

Portfolio Turnover Rate	135.09%		88.08%	105.28%	49.68%	114.48%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

92

TCW New America Premier Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2021		2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$22.59		$20.31	$16.27	$15.24	$11.23

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.03		(0.01)	0.06	(0.02)	0.01
Net Realized and Unrealized Gain on Investments	9.02		2.44	4.20	1.59	4.22

Total from Investment Operations	9.05		2.43	4.26	1.57	4.23

Less Distributions:
Distributions from Net Investment Income	(0.00	) (2)	(0.06)	(0.01)	—	(0.05)
Distributions from Net Realized Gain	—		(0.09)	(0.21)	(0.54)	(0.17)

Total Distributions	(0.00	) (2)	(0.15)	(0.22)	(0.54)	(0.22)

Net Asset Value per Share, End of year	$31.64		$22.59	$20.31	$16.27	$15.24

Total Return	40.07%		12.02%	26.60%	10.60%	38.41%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$30,348		$29,870	$52,130	$4,879	$2,313

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.20%		1.17%	1.28%	2.14%	3.64%

After Expense Reimbursement	1.09%		1.05%	1.00%	1.04%	1.04%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.10%		(0.05)%	0.32%	(0.13)%	0.11%

Portfolio Turnover Rate	135.09%		88.08%	105.28%	49.68%	114.48%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

93

TCW Relative Value Dividend Appreciation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$14.91	$17.92	$17.47	$19.14	$16.95

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.37	0.40	0.39	0.35	0.48
Net Realized and Unrealized Gain (Loss) on Investments	7.22	(1.81)	1.37	(0.90)	2.17

Total from Investment Operations	7.59	(1.41)	1.76	(0.55)	2.65

Less Distributions:
Distributions from Net Investment Income	(0.38)	(0.41)	(0.39)	(0.40)	(0.46)
Distributions from Net Realized Gain	—	(1.19)	(0.92)	(0.72)	—

Total Distributions	(0.38)	(1.60)	(1.31)	(1.12)	(0.46)

Net Asset Value per Share, End of year	$22.12	$14.91	$17.92	$17.47	$19.14

Total Return	51.22%	(8.71)%	11.27%	(3.28)%	15.69%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$78,001	$55,326	$88,314	$95,108	$128,498

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.75%	0.75%	0.75%	0.78%	0.78%

After Expense Reimbursement	0.70%	0.71%	0.74%	N/A	N/A

Ratio of Net Investment Income to Average Net Assets	1.86%	2.53%	2.28%	1.84%	2.60%

Portfolio Turnover Rate	17.00%	19.68%	17.71%	18.48%	23.45%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

94

TCW Relative Value Dividend Appreciation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$15.20	$18.24	$17.77	$19.46	$17.23

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.34	0.37	0.37	0.32	0.43
Net Realized and Unrealized Gain (Loss) on Investments	7.35	(1.84)	1.38	(0.93)	2.23

Total from Investment Operations	7.69	(1.47)	1.75	(0.61)	2.66

Less Distributions:
Distributions from Net Investment Income	(0.34)	(0.38)	(0.36)	(0.36)	(0.43)
Distributions from Net Realized Gain	—	(1.19)	(0.92)	(0.72)	—

Total Distributions	(0.34)	(1.57)	(1.28)	(1.08)	(0.43)

Net Asset Value per Share, End of year	$22.55	$15.20	$18.24	$17.77	$19.46

Total Return	50.90%	(8.88)%	11.02%	(3.52)%	15.46%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$202,187	$152,934	$223,322	$411,123	$493,766

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.04%	1.02%	1.04%	1.05%	1.05%

After Expense Reimbursement	0.90%	0.92%	0.96%	1.00%	1.00%

Ratio of Net Investment Income to Average Net Assets	1.66%	2.32%	2.10%	1.62%	2.24%

Portfolio Turnover Rate	17.00%	19.68%	17.71%	18.48%	23.45%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

95

TCW Relative Value Large Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$10.84	$18.69	$19.82	$24.30	$21.38

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.18	0.22	0.33	0.28	0.49
Net Realized and Unrealized Gain (Loss) on Investments	5.07	(0.57)	0.84	(1.18)	3.96

Total from Investment Operations	5.25	(0.35)	1.17	(0.90)	4.45

Less Distributions:
Distributions from Net Investment Income	(0.22)	(0.49)	(0.31)	(0.47)	(0.41)
Distributions from Net Realized Gain	(0.83)	(7.01)	(1.99)	(3.11)	(1.12)

Total Distributions	(1.05)	(7.50)	(2.30)	(3.58)	(1.53)

Net Asset Value per Share, End of year	$15.04	$10.84	$18.69	$19.82	$24.30

Total Return	50.84%	(7.02)%	8.13%	(5.11)%	21.55%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$117,205	$83,765	$136,917	$402,035	$472,078

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.80%	0.80%	0.78%	0.77%	0.77%

After Expense Reimbursement	0.70%	0.71%	0.74%	N/A	N/A

Ratio of Net Investment Income to Average Net Assets	1.31%	1.88%	1.79%	1.28%	2.11%

Portfolio Turnover Rate	17.16%	31.17%	19.47%	20.47%	24.44%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

96

TCW Relative Value Large Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$10.79	$18.62	$19.74	$24.21	$21.31

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.15	0.19	0.28	0.23	0.44
Net Realized and Unrealized Gain (Loss) on Investments	5.05	(0.56)	0.86	(1.18)	3.94

Total from Investment Operations	5.20	(0.37)	1.14	(0.95)	4.38

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.45)	(0.27)	(0.41)	(0.36)
Distributions from Net Realized Gain	(0.83)	(7.01)	(1.99)	(3.11)	(1.12)

Total Distributions	(1.02)	(7.46)	(2.26)	(3.52)	(1.48)

Net Asset Value per Share, End of year	$14.97	$10.79	$18.62	$19.74	$24.21

Total Return	50.56%	(7.17)%	7.92%	(5.35)%	21.27%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$10,506	$9,277	$11,535	$13,003	$16,373

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.30%	1.32%	1.24%	1.21%	1.16%

After Expense Reimbursement	0.90%	0.91%	0.95%	0.99%	1.00%

Ratio of Net Investment Income to Average Net Assets	1.11%	1.67%	1.52%	1.05%	1.93%

Portfolio Turnover Rate	17.16%	31.17%	19.47%	20.47%	24.44%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

97

TCW Relative Value Mid Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$18.90	$21.06	$22.44	$25.96	$20.02

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.17	0.17	0.18	0.12	0.11
Net Realized and Unrealized Gain (Loss) on Investments	10.72	(1.78)	0.21	(1.56)	5.96

Total from Investment Operations	10.89	(1.61)	0.39	(1.44)	6.07

Less Distributions:
Distributions from Net Investment Income	(0.17)	(0.18)	(0.15)	(0.13)	(0.13)
Distributions from Net Realized Gain	—	(0.37)	(1.62)	(1.95)	—

Total Distributions	(0.17)	(0.55)	(1.77)	(2.08)	(0.13)

Net Asset Value per Share, End of year	$29.62	$18.90	$21.06	$22.44	$25.96

Total Return	57.90%	(8.07)%	3.18%	(6.48)%	30.40%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$72,545	$51,021	$63,957	$72,527	$84,136

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.97%	0.97%	0.95%	0.92%	0.99%

After Expense Reimbursement	0.85%	0.87%	0.90%	N/A	N/A

Ratio of Net Investment Income to Average Net Assets	0.63%	0.90%	0.86%	0.48%	0.45%

Portfolio Turnover Rate	44.33%	42.07%	25.89%	22.60%	31.93%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

98

TCW Relative Value Mid Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$18.34	$20.45	$21.82	$25.28	$19.50

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.14	0.15	0.15	0.09	0.07
Net Realized and Unrealized Gain (Loss) on Investments	10.42	(1.74)	0.21	(1.52)	5.80

Total from Investment Operations	10.56	(1.59)	0.36	(1.43)	5.87

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.15)	(0.11)	(0.08)	(0.09)
Distributions from Net Realized Gain	—	(0.37)	(1.62)	(1.95)	—

Total Distributions	(0.15)	(0.52)	(1.73)	(2.03)	(0.09)

Net Asset Value per Share, End of year	$28.75	$18.34	$20.45	$21.82	$25.28

Total Return	57.78%	(8.18)%	3.12%	(6.61)%	30.15%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$16,708	$10,902	$14,448	$18,040	$19,095

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.37%	1.42%	1.37%	1.31%	1.37%

After Expense Reimbursement	0.95%	0.97%	1.00%	1.04%	1.16%

Ratio of Net Investment Income to Average Net Assets	0.54%	0.81%	0.76%	0.36%	0.29%

Portfolio Turnover Rate	44.33%	42.07%	25.89%	22.60%	31.93%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

99

TCW Select Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$34.13	$27.64	$27.13	$30.42	$26.06

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.14)	(0.08)	(0.06)	(0.08)	(0.05)
Net Realized and Unrealized Gain on Investments	13.23	9.04	4.21	3.37	5.99

Total from Investment Operations	13.09	8.96	4.15	3.29	5.94

Less Distributions:
Distributions from Net Realized Gain	(2.52)	(2.47)	(3.64)	(6.58)	(1.58)

Net Asset Value per Share, End of year	$44.70	$34.13	$27.64	$27.13	$30.42

Total Return	40.32%	34.59%	18.98%	12.59%	24.47%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$801,597	$633,683	$770,079	$740,485	$768,535

Ratio of Expenses to Average Net Assets	0.77%	0.76%	0.80%	0.87%	0.88%

Ratio of Net Investment Loss to Average Net Assets	(0.37%)	(0.28%)	(0.25%)	(0.29%)	(0.18%)

Portfolio Turnover Rate	8.17%	4.09%	6.41%	15.43%	17.95%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

100

TCW Select Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$29.95	$24.59	$24.61	$28.23	$24.35

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.19)	(0.13)	(0.11)	(0.13)	(0.10)
Net Realized and Unrealized Gain on Investments	11.52	7.96	3.73	3.09	5.56

Total from Investment Operations	11.33	7.83	3.62	2.96	5.46

Less Distributions:
Distributions from Net Realized Gain	(2.52)	(2.47)	(3.64)	(6.58)	(1.58)

Net Asset Value per Share, End of year	$38.76	$29.95	$24.59	$24.61	$28.23

Total Return	40.06%	34.26%	18.74%	12.36%	24.20%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$193,727	$161,625	$132,332	$133,252	$138,807

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.04%	1.06%	1.08%	1.15%	1.16%

After Expense Reimbursement	0.96%	0.99%	1.01%	1.08%	1.11%

Ratio of Net Investment Loss to Average Net Assets	(0.56%)	(0.51%)	(0.45%)	(0.50%)	(0.39%)

Portfolio Turnover Rate	8.17%	4.09%	6.41%	15.43%	17.95%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

101

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of TCW Artificial Intelligence Equity Fund, TCW Conservative Allocation Fund, TCW Global Real Estate Fund, TCW New America Premier Equities Fund, TCW Relative Value Dividend Appreciation Fund, TCW Relative Value Large Cap Fund, TCW Relative Value Mid Cap Fund, and TCW Select Equities Fund (collectively, the “TCW Equity and Asset Allocation Funds”) (eight of eighteen funds comprising TCW Funds, Inc.), including the schedules of investments, as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the TCW Equity and Asset Allocation Funds, except, TCW Artificial Intelligence Equity Fund which is for each of the four years in the period then ended and for the period August 31, 2017 (commencement of operations) to October 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective TCW Equity and Asset Allocation Funds as of October 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the TCW Equity and Asset Allocation Funds, except, TCW Artificial Intelligence Equity Fund which is for each of the four years in the period then ended and for the period August 31, 2017 (commencement of operations) to October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the TCW Equity and Asset Allocation Funds’ management. Our responsibility is to express an opinion on the TCW Equity and Asset Allocation Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The TCW Equity and Asset Allocation Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the TCW Equity and Asset Allocation Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

December 21, 2021

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

102

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021 (184 days).

Actual Expenses:    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2021 to October 31, 2021)
TCW Artificial Intelligence Equity Fund
I Class Shares
Actual	$1,000.00	$1,114.60	0.90%		$4.80
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%		4.58

N Class Shares
Actual	$1,000.00	$1,114.00	1.00%		$5.33
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%		5.09

TCW Conservative Allocation Fund
I Class Shares
Actual	$1,000.00	$1,035.60	0.54	% (1)	$2.77	(1)
Hypothetical (5% return before expenses)	1,000.00	1,022.48	0.54	% (1)	2.75	(1)

N Class Shares
Actual	$1,000.00	$1,034.80	0.68	% (1)	$3.49	(1)
Hypothetical (5% return before expenses)	1,000.00	1,021.78	0.68	% (1)	3.47	(1)

TCW Global Real Estate Fund
I Class Shares
Actual	$1,000.00	$1,081.60	0.90%		$4.72
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%		4.58

N Class Shares
Actual	$1,000.00	$1,080.40	1.00%		$5.24
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%		5.09

103

TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2021 to October 31, 2021)
TCW New America Premier Equities Fund
I Class Shares
Actual	$1,000.00	$1,097.70	0.81%	$4.28
Hypothetical (5% return before expenses)	1,000.00	1,021.12	0.81%	4.13

N Class Shares
Actual	$1,000.00	$1,095.90	1.09%	$5.76
Hypothetical (5% return before expenses)	1,000.00	1,019.71	1.09%	5.55

TCW Relative Value Dividend Appreciation Fund
I Class Shares
Actual	$1,000.00	$1,056.80	0.70%	$3.63
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57

N Class Shares
Actual	$1,000.00	$1,055.20	0.90%	$4.66
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%	4.58

TCW Relative Value Large Cap Fund
I Class Shares
Actual	$1,000.00	$1,043.70	0.70%	$3.61
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57

N Class Shares
Actual	$1,000.00	$1,042.50	0.90%	$4.63
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%	4.58

TCW Relative Value Mid Cap Fund
I Class Shares
Actual	$1,000.00	$1,024.90	0.85%	$4.34
Hypothetical (5% return before expenses)	1,000.00	1,020.92	0.85%	4.33

N Class Shares
Actual	$1,000.00	$1,024.60	0.95%	$4.85
Hypothetical (5% return before expenses)	1,000.00	1,020.42	0.95%	4.84

TCW Select Equities Fund
I Class Shares
Actual	$1,000.00	$1,156.80	0.78%	$4.24
Hypothetical (5% return before expenses)	1,000.00	1,021.27	0.78%	3.97

N Class Shares
Actual	$1,000.00	$1,155.60	0.96%	$5.22
Hypothetical (5% return before expenses)	1,000.00	1,020.37	0.96%	4.89

(1)	Does not include expenses of the underlying affiliated investments.

104

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds, Inc. TCW Strategic Income Fund, Inc. Metropolitan West Funds Sepulveda Management LLC	TCW Direct Lending LLC TCW Direct Lending VII LLC TCW Direct Lending VIII LLC

Effective May 2021

WHAT YOU SHOULD KNOW

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial information,” issued by the United States Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, and TCW Direct Lending VIII LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

◾

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

◾

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

◾

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

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CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

◾

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

◾

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, and TCW Direct Lending VIII LLC.

◾	Are not guaranteed by a bank;
◾	Are not obligations of The TCW Group, Inc. or of its subsidiaries;
◾	Are not insured by the Federal Deposit Insurance Corporation; and
◾	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC. TCW FUNDS, INC. TCW STRATEGIC INCOME FUND, INC. METROPOLITAN WEST FUNDS	SEPULVEDA MANAGEMENT LLC TCW DIRECT LENDING LLC TCW DIRECT LENDING VII LLC TCW DIRECT LENDING VIII LLC

Attention: Privacy Officer | 865 South Figueroa Street, Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

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Investment Management and Advisory Agreement Disclosure (Unaudited)

Renewal of Investment Advisory and Management Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Directors of the Corporation (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Corporation, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.

On September 20, 2021, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2022 through February 5, 2023. The Board met by videoconference to approve that renewal, notwithstanding the in-person approval requirement that normally applies under the Investment Company Act, as permitted by relief provided by the Securities and Exchange Commission in light of the COVID-19 pandemic. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors also met by telephone in a working session on August 24, 2021 to hear presentations by representatives of the Advisor, to ask related questions, to review and discuss materials provided by the Advisor for their consideration, and to meet separately with their independent legal counsel. On September 20, 2021 they also met separately with their independent legal counsel to review and discuss supplemental information that had been requested on their behalf by their independent legal counsel and presented by the Advisor. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.

1.    Information received

Materials reviewed — During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to those of appropriate peer groups of mutual funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.

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Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

2.    Nature, extent, and quality of services provided by the Advisor

The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the fluctuations in assets that had been experienced over the past several years. The Board and the Independent Directors considered the ability of the Advisor to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting, and legal matters. They noted the substantial additional resources made available by The TCW Group, Inc., the parent company of the Advisor. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3.    Investment results

The Board and the Independent Directors considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2021. The Board and the Independent Directors

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reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with Broadridge. In reviewing each Fund’s relative performance, the Board and the Independent Directors took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Directors noted that most Funds’ performance was satisfactory over the relevant periods. The Board and the Independent Directors noted that the investment performance of most of the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge in the supplemental materials, but seven Funds ranked in the fourth or fifth quintile of their peer groups for that three-year period. For those Funds that lagged peer group averages, they noted that the Advisor had discussed with the Board the reasons for the underperformance and the actions taken or to be taken by the Advisor to address the underperformance, and they indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate. It was observed that the relative performance of several of those Funds had improved during the most recent one-year period. In addition, the Board and the Independent Directors noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the degree of risk employed by peer funds to achieve their returns. The Board also considered the Advisor’s assessment of the Funds’ performance during the recent period of significant market volatility.

With respect to the fixed income Funds, the Board and the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Directors believed that relative performance also should be considered in light of future market conditions expected by the Advisor. The Board and the Independent Directors noted the Advisor’s view that longer-term performance can be more meaningful for active fixed income funds than shorter-term performance because fixed income market cycles are generally longer than three years.

For the U.S. fixed income Funds, the Board and the Independent Directors noted the conservative profile of these Funds, which generally experienced less volatility compared to various other funds in the applicable peer group (except for the relative volatility of Total Return Bond Fund, which is a mortgage-focused Fund). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

For the Total Return Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-year period, second quintile for the five-year period, first quintile for the three-year period and fourth quintile for the one-year period.

For the Core Fixed Income Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten- and five-year periods, second quintile for the three-year period and fourth quintile for the one-year period.

For the High Yield Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the ten- and five-year periods, first quintile for the three-year period and fifth quintile for the one-year period.

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For the Global Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the five-year period, first quintile for the three-year period and second quintile for the one-year period.

For the Short Term Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fifth quintile for the ten-, five- and three-year periods and fourth quintile for the one-year period. The Board and the Independent Directors took into account the Advisor’s discussions of the poor relative performance, including that the Fund is generally being managed with lower interest rate risk and credit risk as compared to the peer group funds.

For the Enhanced Commodity Strategy Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the ten-, five- and three-year periods and third quintile for the one-year period.

With respect to the U.S. equity Funds, the Board and the Independent Directors noted that the performance of the Funds for most of the various periods reviewed ranked in the first, second or third quintiles.

The Select Equities Fund ranked in the second quintile for the ten- and five-year periods, first quintile for the three-year period and fourth quintile for the one-year period.

The Relative Value Dividend Appreciation Fund ranked in the third quintile for the ten-year period, fourth quintile for the five-year period, third quintile for the three-year period and first quintile for the one-year period. The Relative Value Large Cap Fund ranked in the third quintile for the ten-year and five-year periods, fourth quintile for the three-year period and second quintile for the one-year period. The Relative Value Mid Cap Fund ranked in the second quintile for the ten-year period, first quintile for the five-year period, fourth quintile for the three-year period and first quintile for the one-year period. The Board and the Independent Directors noted the Advisor’s explanation that the diversification tool used to mitigate risk of the Relative Value Funds weighed on three-year performance of the Relative Value Large Cap Fund and Relative Value Mid Cap Fund in a momentum-driven market. The Board and the Independent Directors also took into account the improved performance of the Relative Value Large Cap Fund and Relative Value Mid Cap Fund over the one-year period.

The New America Premier Equities Fund ranked in the first quintile for the five-year period, third quintile for the three-year period and fourth quintile for the one-year period.

The Global Real Estate Fund ranked in the first quintile for the five-, three- and one-year periods.

The Artificial Intelligence Equity Fund ranked in the fourth quintile for the three-year period and third quintile for the one-year period. The Board and the Independent Directors considered the Advisor’s explanation that the peer funds had greater exposure to the information technology sector, making the peer group less useful in comparing relative performance than if those funds’ principal investment strategies were more closely aligned with the Fund’s investment focus. The Board and the Independent Directors noted that the Fund’s total return performance was only 0.6% below that of the benchmark for the three-year period. The Board and the Independent Directors also noted the relatively short operating history of the Fund and determined to continue to closely monitor its performance.

For the asset allocation Fund, the Board and the Independent Directors noted that the Conservative Allocation Fund’s performance was in the first quintile for the ten-, five- and three-year periods and second quintile for the one-year period.

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With respect to the international and emerging markets Funds, the Board and the Independent Directors noted that the performance of a majority of these Funds ranked in the first, second or third quintiles over many of the various time periods reviewed. The Emerging Markets Income Fund ranked in the second quintile for the ten- and five-year periods, third quintile for the three-year period and first quintile for the one-year period. The Emerging Markets Local Currency Income Fund ranked in the second quintile for the ten-year period, third quintile for the five-year period and the fourth quintile for the three- and one-year periods. The Emerging Markets Multi-Asset Opportunities Fund ranked in the second quintile for the five-year period and fourth quintile for the three- and one-year periods. The Developing Markets Equity Fund ranked in the third quintile for the five-year period, fourth quintile for the three-year period and third quintile for the one-year period. The Board and the Independent Directors considered the Advisor’s discussion of performance, including that the challenging international and emerging market conditions in recent years weighed on performance for some Funds.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective(s) and that the Advisor’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4.    Advisory fees and total expenses

The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense level of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that each Fund’s management fee, after giving effect to applicable waivers and/or reimbursements, was below or near the median of the peer group funds on a current basis, with the exception of the Emerging Markets Income Fund, the Emerging Markets Local Currency Income Fund, the Emerging Markets Multi-Asset Opportunities Fund and the Conservative Allocation Fund. They also observed that each Fund’s total expenses, after giving effect to applicable waivers and/or reimbursements, were below or at the median of the peer group funds. The Board and the Independent Directors also noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Board and the Independent Directors noted that for several Funds, their below-median management fee and total expenses were in part due to substantial waiver and/or reimbursement pursuant to the contractual expense limitations. The Board and the Independent Directors concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Advisor to the Funds and the Advisor’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional

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Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5.    The Advisor’s costs, level of profits, and economies of scale

The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and ongoing investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors further noted the Advisor’s past and current subsidies of the operating expenses of newer and smaller Funds and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Directors considered the risk borne by the Advisor that the Funds’ net assets and thus the Advisor’s fees might decline in the event of redemptions and that smaller Funds might not grow to become profitable. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6.    Ancillary benefits

The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Board and the Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board and the Independent Directors concluded that any potential benefits received or to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

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7.    Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

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Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

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Tax Information Notice (Unaudited)

On account of the year ended October 31, 2021, the following Funds paid a capital gain distribution within the meaning of Section 852 (b) (3) (c) of the Code. Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Artificial Intelligence Equity Fund	$1.01
TCW Conservative Allocation Fund	$1.14
TCW Global Real Estate Fund	$0.17
TCW New America Premier Equities Fund	$1.83
TCW Relative Value Dividend Appreciation Fund	$1.99
TCW Relative Value Large Cap Fund	$0.94
TCW Relative Value Mid Cap Fund	$3.22
TCW Select Equities Fund	$4.99

Under Section 854 (b) (2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1 (h) (11) of the Code for the fiscal year ended October 31, 2021:

Fund	Qualified Dividend Income
TCW Artificial Intelligence Equity Fund	$57,692
TCW Conservative Allocation Fund	59,757
TCW Global Real Estate Fund	149,597
TCW New America Premier Equities Fund	2,457,681
TCW Relative Value Dividend Appreciation Fund	6,628,923
TCW Relative Value Large Cap Fund	2,455,209
TCW Relative Value Mid Cap Fund	1,110,973
TCW Select Equities Fund	2,586,030

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund	Dividends Received Deductions
TCW Artificial Intelligence Equity Fund	95.45%
TCW Global Real Estate Fund	1.53%
TCW New America Premier Equities Fund	4.36%
TCW Relative Value Dividend Appreciation Fund	100.00%
TCW Relative Value Large Cap Fund	100.00%
TCW Relative Value Mid Cap Fund	100.00%

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2022, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2021. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

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Directors and Officers of the Company

A board of six directors is responsible for overseeing the operations of the Company, which consists of 18 Funds at October 31, 2021. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point.360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 – June 2017) and Athletic Director (August 2010 – June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed end fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005-2019), KBS Capital Advisors (a manager of real estate investment trusts).	Pacific Oak Strategic Opportunity REIT (real estate investments); Pacific Oak Strategic Opportunity REIT II (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); Metropolitan West Funds (mutual fund); TCW DL VII Financing LLC (business development company): TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Norton Simon Museum (art museum); Stanford University (university); Causeway Capital Management Trust (mutual fund; 6 portfolios); Causeway ETML Trust (mutual fund); The Rose Hills Foundation (charitable foundation); TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (1959)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); and Employee (since 2003), Cowen Prime Services (broker dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors of TCW Funds, Inc., 300 South Grand Avenue, Los Angeles, CA 90071.

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Interested Director

This director is an “interested person” of the Company as defined in the 1940 Act because he is a director and officer of the Advisor, and shareholder and director of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC.	N/A

The officers of the Company who are not directors of the Company are:

Name and Year of Birth (1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
David Lippman (1958) President and Chief Executive Officer	Mr. Lippman has served as President and Chief Executive Officer of TCW Funds, Inc. since February 2021.	President and Chief Executive Officer, The TCW Group, Inc. (since August 2012), TCW LLC (since October 2015), the Advisor (since February 2013) and TCW Asset Management Company LLC (since February 2013); Chief Executive Officer, Metropolitan West Asset Management LLC (since February 2013); President and Principal Executive Officer, Metropolitan West Funds (since January 2008).
Lisa Eisen (1963) Tax Officer	Ms. Eisen has served as Tax Officer of TCW Funds, Inc. since December 2016.	Tax Officer (since December 2016), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW LLC; Vice President of Corporate Tax and Payroll for Health Net, Inc. (1998 – July 2016).
Meredith S. Jackson (1959) Senior Vice President, General Counsel and Secretary	Ms. Jackson has served as Senior Vice President since January 2016 and General Counsel and Secretary of TCW Funds, Inc. since February 2013.	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company LLC, The TCW Group Inc., TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC ); Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc., Vice President and Secretary (since February 2013), Metropolitan West Funds.

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Directors and Officers of the Company (Continued)

Name and Year of Birth (1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
Gladys Xiques (1973) Chief Compliance Officer and AML Officer	Ms. Xiques has served as Chief Compliance Officer and AML Officer of TCW Funds, Inc. since January 2021.	Chief Compliance Officer and AML Officer (since January 2021), TCW Strategic Income Fund, Inc. and Metropolitan West Funds; Managing Director and Global Chief Compliance Officer (since January 2021), TCW LLC, TCW Investment Management Company LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; Global Chief Compliance Officer (since January 2021), The TCW Group, Inc.; Senior Vice President (February 2015 – December 2020), TCW LLC, TCW Investment Management Company LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; Director and Compliance Counsel (March 2010 – January 2015), Kohlberg Kravis Roberts & Co. L.P.
Richard M. Villa (1964) Treasurer Principal Financial and Accounting Officer	Mr. Villa has served as Treasurer and Principal Financial and Accounting Officer of TCW Funds, Inc. since February 2014.

Executive Vice President, Chief Financial Officer and Assistant Secretary (since

January 2016), TCW LLC; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc.; Executive Vice President and Chief Financial Officer and Assistant Secretary (since July 2008), TCW Investment Management Company LLC, the TCW Group, Inc., TCW Asset Management Company LLC.

(1)	The address of the Interested Director and each officer is c/o the TCW Group, Inc., 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.
(2)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

In addition, Eric Chan, Managing Director of Fund Operations for the Advisor, TCW Asset Management Company LLC, TCW LLC (since 2009), and Metropolitan West Asset Management, LLC (since November 2006), is Assistant Treasurer of the Company (since June 2019) and Metropolitan West Funds (since 2010). Mr. Chan is a Certified Public Accountant. Patrick W. Dennis, Senior Vice President, Associate General Counsel and Assistant Secretary of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC, the Advisor (since February 2013), is Vice President and Assistant Secretary of the Company and Metropolitan West Funds (since 2013).

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

118

TCW Funds, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

Peter McMillan

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David Lippman

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Gladys Xiques

Chief Compliance Officer and Anti-Money Laundering Officer

Patrick W. Dennis

Vice President and Assistant Secretary

Lisa Eisen

Tax Officer

Eric W. Chan

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

FUNDarEQ1021

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

Paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tcw.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. You can call 1-800-FUND-TCW (1-800-386-3829), if you invest directly with the Funds, or contact your financial intermediary, if you invest though a financial intermediary, to inform the Funds or the financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held directly with TCW or through your financial intermediary.

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David B. Lippman President, Chief Executive Officer and Director

Dear Valued Investors,

I am pleased to present the 2021 Annual Report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2021. I would like to express our appreciation for your continued investment in the TCW Funds as well as to welcome new shareholders to our fund family. As of October 31, 2021, the TCW Funds held total net assets of approximately $16.4 billion.

This report contains information and portfolio management discussions of our TCW Fixed Income Funds.

Economic Review and Market Environment

Following the close of 2020, concerns about inflation monopolized headlines to start 2021, leading to a significant re-pricing higher of interest rates in the opening months of the year. Pricing pressures did ultimately manifest in the second quarter, with consecutive upside surprises for the consumer price index, though the reflation trade subsequently stalled as markets appeared to buy into the Fed’s narrative that higher inflation would prove transitory. On the macroeconomic data front, though releases were generally positive early in the year (with a surge in manufacturing indices, relatively strong earnings results, and a marked improvement in consumer confidence), the sustainability of the recovery was brought into question during the summer months. This manifested in a considerable slowdown in GDP growth from a 6.7% growth rate in the second quarter to an annualized pace of 2.0% in the first estimate of 3Q GDP growth, the softest pace of the pandemic recovery period. The moderation of growth (and growth expectations) stemmed partly from the spread of the Delta variant of the coronavirus, which held back economic activity despite accelerating inoculation progress and the avoidance of broader renewed lockdown measures. Further headwinds came in the form of less accommodative monetary policy globally, as central banks signaled a move to reduce extraordinary pandemic-induced stimulus, with at least fifteen central bank decisions coming in the final week of the third quarter in response to robust recoveries and mounting inflation pressures. In the U.S., the Fed’s September meeting indicated that a taper announcement before the end of the year was all but certain, with new purchases ending around the middle of next year, setting the stage for interest rate hikes late in 2022 or early in 2023. Amidst this environment, rates rose across all maturities one-year and out, with the 10-Year U.S. Treasury yield up nearly 68 bps year-over-year.

As yields moved higher during the period, Treasury returns were negative and the Bloomberg U.S. Aggregate Bond Index was down a modest 0.5%, though it delivered nearly 150 basis points (bps) of positive excess return. Spread products generally performed well, led by corporate credit. The investment grade segment as up 2.2% and outpaced Treasuries by nearly 500 bps, with notable gains from energy, airlines, and finance companies. High yield returns were even more impressive, as lower quality credits benefitted from investors seeking higher yield. The sector returned 10.5%, 11.7% over comparable Treasuries. Among non-corporate credit, municipals gained 5.8%, and similarly outpaced Treasuries (over 980 bps of positive excess return). Outside of credit, securitized products were mixed in terms of performance. Despite still benefitting from the Fed’s sponsorship, agency mortgage-backed securities (MBS) were weighed down by rate volatility as well as concerns over the prospect of Fed tapering later in the period, and fell 0.6% for the trailing one-year period — also 23 bps behind comparable Treasuries. In contrast, non-agency MBS delivered consistently positive returns, as housing experienced record levels of home price appreciation. Meanwhile, commercial MBS (CMBS) gained 0.6%, through there was stark bifurcation between non-agency and agency-backed issues, the latter of which fell 0.6%. Finally, asset-backed securities (ABS) gained a modest 0.2% and outperformed duration-matched Treasuries by over 60 bps.

Letter to Shareholders (Continued)

The Economy and Market Ahead

The Fed, along with central banks globally, has a very difficult job ahead in trying to manage the withdrawal of fiscal and monetary stimulus, particularly as the list of “unknowns” grows. Risks include the potential for meaningful volatility due to a mistake by the Fed, higher inflation, slowing growth, the effects of elevated leverage, a change in the course of the COVID virus, or myriad other factors. As such, the Fed will likely be quicker to increase accommodation rather than to reduce it, as high inflation, while painful, is a problem with some history (and a presumption to choke it off a la Volcker). Within this more vulnerable environment, valuations have been broadly unchanged with spread decompression across sectors and ratings minimal at best. Financial markets across the board are priced for perfection and, as value-driven fixed income investors, experience says that perfection carries more downside than upside. All of this suggests that caution is warranted (notably so in the credit space) as the disparate indicators will ultimately need to be reconciled, a process typically accompanied by increased volatility.

Given prevailing conditions, including historically limited yield compensation and abundant risks, the Funds have returned to a more defensive position, with ample levels of liquidity to respond to potential volatility. Within credit, the team has taken a prudent approach, de-risking exposure by moving up the quality spectrum, reducing tight commodity-exposed names/sectors, swapping into shorter-dated issues, and enhancing liquidity. The focus remains on sectors that offer more stability in times of volatility (such as consumer non-cyclicals and communications) and on idiosyncratic opportunities where wider spreads offer more compelling value. Meanwhile, in appropriate strategies, emerging market debt issues are add candidates on cheaper entry points.

Among securitized, the strategy continues to prefer current coupon agency MBS to-be-announced (TBAs) due to better yield carry versus specified pools; the sector continues to benefit from the tailwind of Fed sponsorship as well as money center banks. Legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons, and the strategy will seek to add new exposure at favorable valuations. In CMBS, though current holdings continue to focus on top-of-the-capital structure exposures in single asset, single borrower (SASB) AAA-rated issues, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to collateralized loan obligations (CLOs), with additions of well-collateralized AA-rated issues offering good yields, while other ABS exposure includes government-guaranteed FFELP student loans. Finally, the overall duration positioning for strategies remains defensive given historically low yields.

We truly value our relationship with you and thank you for making the TCW Funds part of your long-term investment plan. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I look forward to further correspondence with you through our semi-annual report next year.

Sincerely,

David B. Lippman

President, Chief Executive Officer and Director

TCW Core Fixed Income Bond Fund

Management Discussions

The TCW Core Fixed Income Fund — I Class (“Fund”) gained 0.19% (net of fees) for the one-year period ended October 31, 2021, beating the Bloomberg U.S. Aggregate Bond Index by 66 bps. While the underweight to corporate credit was a drag as yield premiums compressed over the trailing one-year period, issue selection more than offset the drag, with a higher average yield on industrial holdings in the Fund versus the benchmark. Additionally, though the Fund maintained an underweight to industrial credit overall, select overweights to areas such as midstream energy, wirelines, finance companies, and life insurers rewarded returns as these sectors were among the better performers. The overweight to municipal debt shrunk over the period, but contributed as the sector saw yield premiums contract amid ongoing recovery from March 2020 wides. Securitized products were mixed, with agency MBS holdings focused on lower coupon TBAs detracting as these typically longer duration issues experienced interest rate volatility, though TBAs outpaced pools given a higher running yield, offsetting some of the drag. In contrast, floating rate holdings like non-agency MBS and government-guaranteed FFELP student loan ABS performed better, with the former supported by the continued fundamental attractiveness of strong housing fundamentals, declining forbearance rates, and reduced supply, while ABS generally benefitted from policy support that has helped keep the consumer afloat. Finally, as rates marched higher early in the year, the duration position of the portfolio was extended in disciplined fashion, then was trimmed between March and July with the decline in rates, and again extended between August and October as rates rose, ending the period 0.4 years shorter than the Index. Overall, with rates rising during the period, this shorter than index position rewarded relative performance.

Given prevailing conditions, the strategy remains defensively positioned, with ample flexibility to respond to potential volatility. Within credit, the team has taken a prudent approach, de-risking exposure by moving up the quality spectrum, reducing tight commodity-exposed names/sectors, swapping into shorter-dated issues, and enhancing liquidity. The focus remains on sectors that offer more stability in times of volatility (such as consumer non-cyclicals and communications) and on idiosyncratic opportunities where wider spreads offer more compelling value. Among securitized, the strategy continues to prefer current coupon agency MBS TBAs due to better yield carry versus specified pools; the sector continues to benefit from the tailwind of Fed sponsorship as well as money center banks. Legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons, and the strategy will seek to add new exposure at favorable valuations. In CMBS, though current holdings continue to focus on top-of the-capital structure exposures in single asset, single borrower (SASB) AAA-rated issues, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLOs, with additions of well-collateralized AA-rated issues offering good yields, while other ABS exposure includes government-

guaranteed FFELP student loans. Finally, overall duration positioning remains defensive given historically low yields, with the strategy ending the period approximately 0.4 years shorter than the Index.

	Annualized Total Return as of October 31, 2021(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Core Fixed Income Fund
Class I (Inception: January 1, 1990)	0.19%	6.17%	3.40%	3.33%	5.81	%(2)
Bloomberg U.S. Aggregate Bond Index	-0.48%	5.63%	3.10%	3.00%	5.75%
Class N (Inception: March 1, 1999)	0.00%	5.96%	3.18%	3.05%	4.90%
Bloomberg U.S. Aggregate Bond Index	-0.48%	5.63%	3.10%	3.00%	4.69%
Class P (Inception: February 28, 2020)	-0.01%	—	—	—	2.35%
Bloomberg U.S. Aggregate Bond Index	-0.48%	5.63%	3.10%	3.00%	1.17%

TCW Core Fixed Income Bond Fund

Management Discussions (Continued)

TCW Core Fixed Income Bond Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Enhanced Commodity Strategy Fund

Management Discussions

The TCW Enhanced Commodities Strategy Fund — I Class (“Fund”) gained 48.18% (net of fees) for the one-year period ending October 31, 2021, outpacing the Bloomberg Commodities Index (“Index”) by over 424 bps. With the ongoing economic recovery, outperformance was driven by a rebound in the commodities market and the short duration fixed income portfolio backing the commodity exposure, with contributions to returns led by corporate credit as spreads compressed. Specifically, investment grade corporate allocations favoring higher yielding idiosyncratic opportunities delivered a boost to returns, with notable gains from manufacturing, P&C insurance, food & beverage, and airlines. Smaller contributions, meanwhile, were extracted from the modest exposure to high yield corporates and municipals, which were two of the best performing in the fixed income universe during this timeframe. In securitized products, the emphasis on non-agency MBS provided a tailwind to returns as the sector continued to benefit from a solid housing backdrop and improving loan-to-value ratios. Further rewarding the Fund was ABS, particularly government-guaranteed FFELP student loans, attributable to favorable investor demand, improving fundamentals (i.e., lower delinquencies), and a relatively healthy consumer base, reflected in high savings and robust retail spending, a result that is part-and-parcel of government stimulus checks. Holding back Fund returns, however, were non-agency CMBS against voluminous issuance and a small duration exposure as yields rose year-over-year.

The Fund replicates the commodity index return via derivative instruments and then invests the underlying cash in a high quality, short duration portfolio to generate incremental alpha over time. Given prevailing conditions, the short fixed income portfolio remains defensively positioned, with ample flexibility to respond to potential volatility. Within credit, the team has taken a prudent approach, de-risking exposure by moving up the quality spectrum, reducing tight commodity-exposed names/sectors, swapping into shorter-dated issues, and enhancing liquidity. The focus remains on sectors that offer more stability in times of volatility (such as consumer non-cyclicals and certain financials like insurance and well-capitalized banks) and on idiosyncratic opportunities where wider spreads offer more compelling value. Though currently a small position, municipal issues are add candidates on cheaper entry points. Among securitized, legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons, and the Fund will seek to add new exposure at favorable valuations. In CMBS, though current holdings continue to focus on top-of the-capital structure AAA-rated issues, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to collateralized loan obligations (CLOs), with possible additions of well-collateralized AA-rated issues offering good yields, while other ABS exposures include government-guaranteed FFELP student loans. In addition, a material exposure to the commodity market via commodity-linked derivatives continues to be held by the Fund. Finally, the Fund’s duration position was extended as yields generally rose.

	Annualized Total Return as of October 31, 2021(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Enhanced Commodity Strategy Fund
Class I (Inception: April 1, 2011)	48.18%	11.39%	7.22%	-0.93%	-2.04%
Class N (Inception: April 1, 2011)	48.21%	11.29%	7.16%	-0.96%	-2.08%
Bloomberg Commodity Index	43.94%	8.56%	5.17%	-3.04%	-4.02%

TCW Enhanced Commodity Strategy Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Global Bond Fund

Management Discussions

Against a backdrop of rising rates, the TCW Global Bond Fund — I Class (“Fund”) fell 0.18% (net of fees) for the one-year period ended October 31, 2021, but outpaced the Bloomberg Global Aggregate Bond Index (“Index”) by 107 bps. The largest performance gains during the period were attributable to favorable issue selection among corporate credit and securitized bonds. Corporate credit positioning in the Fund maintained a higher average yield on industrial names, which boosted relative returns, while select overweights to areas like consumer non-cyclicals, notably healthcare, communications, and finance companies rewarded returns as these sectors outpaced the broader corporate market on a duration-adjusted basis. An out-of-Index allocation to high yield corporates was also additive as the sector outpaced Treasuries by over 1,170 bps for the period. Additionally, the Fund’s overweight to high quality emerging market sovereigns and quasi sovereigns was an additional tailwind. Securitized products were mixed, with agency MBS holdings focused on lower coupon TBAs detracting as these typically longer duration issues experienced interest rate volatility, though TBAs outpaced pools given a higher running yield, offsetting some of the drag. In contrast, floating rate holdings like non-agency MBS and government-guaranteed FFELP student loan ABS performed better, with the former supported by the continued fundamental attractiveness of strong housing fundamentals, declining forbearance rates, and reduced supply, while ABS generally benefitted from policy support that has helped keep the consumer afloat. As rates marched higher early in the year, the duration position of the portfolio was extended in disciplined fashion, then was trimmed between March and July with the decline in rates, and again extended somewhat in September and October as rates rose, ending the period 0.2 years shorter than the Index. Nevertheless, relative positioning remained largely the same with the largest overweight to the U.S. and largest underweights focused on the Eurozone and Japan. While the underweight to Eurozone rate duration was additive to relative performance, the overweight to U.S., China, Australia, New Zealand, Norway, Singapore, and Brazil, weighed on returns given curve flattening around the world as central banks signaled a move toward scaling back quantitative easing and some began hiking. Finally, from a currency perspective, the underweight to the U.S. dollar detracted somewhat from performance early in the period, but contributed later on as the position shifted to a slight overweight and the U.S. dollar outperformed. Further contributions came from the underweight to the Euro and the overweight to Chinese yuan.

Given prevailing conditions and TCW’s views on valuations across countries, currencies, and sectors, the strategy remains overweight spread product but with a focus on high credit quality issuers and on maintaining adequate liquidity in order to take advantage of potential market volatility and dislocations. The pandemic has had an asymmetric impact on different countries and the speed of recovery is also very uneven, therefore country selection will remain a key element of portfolio construction. Exposure is focused on high-quality emerging market and developed countries (Singapore, Israel, Indonesia, Malaysia, Mexico), with positions in high yield emerging market debt that offers attractive risk-reward (Brazil, Columbia, South Africa). Within credit, the team has taken a prudent approach, de-risking exposure by moving up the quality spectrum, reducing tight commodity-exposed names/sectors, swapping into shorter-dated issues, and enhancing liquidity. The focus remains on sectors that offer more stability in times of volatility (such as consumer non-cyclicals and communications) and on idiosyncratic opportunities where wider spreads offer more compelling value. Among U.S. securitized, the strategy continues to prefer current coupon agency MBS TBAs due to better yield carry versus specified pools; the sector continues to benefit from the tailwind of Fed sponsorship as well as money center banks. Legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons, and the strategy will seek to add new exposure at favorable valuations. In CMBS, though current holdings continue to focus on top-of the-capital structure exposures in single asset, single borrower (SASB) AAA-rated issues, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios,

TCW Global Bond Fund

Management Discussions (Continued)

i.e., protection, and good spread compensation. A similar strategy applies to CLOs, with additions of well-collateralized AA-rated issues offering good yields, while other ABS exposure includes government-guaranteed FFELP student loans. Finally, overall duration positioning remains underweight that of the benchmark given historically low yields, with U.S. and China duration representing relative overweights, while Euro and Japan remain the largest duration underweights.

	Annualized Total Return as of October 31, 2021(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Global Bond Fund
Class I (Inception: December 1, 2011)	-0.18%	5.98%	3.23%	—	2.92%
Bloomberg Global Aggregate Bond Index	-1.24%	4.55%	2.52%	—	1.90%
Class N (Inception: December 1, 2011)	-0.38%	5.86%	3.16%	—	2.89%
Bloomberg Global Aggregate Bond Index	-1.24%	4.55%	2.52%	—	1.90%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW High Yield Bond Fund

Management Discussions

While the TCW High Yield Fund — I Class (“Fund”) returned 7.18% (net of fees) for the one-year period ended October 31, 2021, this was approximately 307 bps behind the FTSE High Yield Cash Pay Custom Index return. The Fund’s focus on higher quality issues weighed on returns as the CCC-rated cohort returned over 18% for the period and significantly outpaced BB and B-rated issues, which were up just over 9%. A further headwind came via sector positioning, as the Fund remained underweight energy and consumer cyclicals, both of which were top performers during the trailing 12-month period, with independent energy and refiners gaining over 30%. Some of this drag was offset by favorable issue selection among consumer non-cyclicals such as healthcare and food & beverage. Finally, performance benefitted from the Fund’s relatively short duration profile as rates rose across the curve, with the 10-Year Treasury yield up nearly 70 bps during the period.

Given prevailing conditions, the strategy is more defensively positioned, with elevated liquidity to respond to potential volatility. Within credit, the team has taken a prudent approach, enhancing quality and de-risking where possible. Prospective returns for the lowest quality bonds (i.e., the CCC and below rated cohort) are vulnerable to an adverse shock as discount has largely evaporated from the marketplace. The percent of high yield bonds trading at distressed valuations (risk premiums in excess of 1,000 bps) has collapsed to 1.2%, with less than ten discrete bonds trading at a price below $70. Inasmuch, TCW’s value-oriented strategy will proceed cautiously given expectations for episodic volatility. A prevailing view from the team is that there will be opportunities to expand the risk budget at more attractive entry points. Until such time, the Fund continues to conduct relative value trades with an overall emphasis on what are viewed as more resilient, defensive areas of the market such as non-cyclical, recession-resistant sectors (i.e., communications and consumer non-cyclicals) while financials, energy, retail and technology credits represent relative underweights. Given expectations for further market volatility, prospective performance gains are likely to be less attributable to market beta and more the result of credit-specific alpha, informing the continued focus on security selection and fundamental credit underwriting to mitigate risks. Finally, the Fund’s duration positioning ended the period at approximately 0.3 years shorter than the benchmark as Treasury rates remain near historic lows.

	Annualized Total Return as of October 31, 2021(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW High Yield Bond Fund
Class I (Inception: February 1, 1989)	7.18%	8.15%	6.50%	6.28%	7.14	%(2)
FTSE High Yield Cash Pay Custom Index	10.25%	6.71%	5.91%	6.24%	7.71%
Class N (Inception: March 1, 1999)	7.05%	7.93%	6.25%	6.06%	5.48%
FTSE High Yield Cash Pay Custom Index	10.25%	6.71%	5.91%	6.24%	6.55%

TCW High Yield Bond Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Short Term Bond Fund

Management Discussions

The TCW Short Term Bond Fund — I Class (“Fund”) gained 1.16% (net of fees) for the one-year period ended October 31, 2021, outperforming the FTSE 1-Year U.S. Treasury Index (“Index”) by over 100 bps. Bolstering the Fund’s performance was CMBS, owing to strong investor demand, higher commercial property prices, and improvement in fundamentals (i.e., lower delinquencies and special servicing rates), driven by selections among variable-rate seasoned issues. Adding incrementally to returns were the Fund’s selections in ABS single-family rentals, with an additional boost delivered by non-agency MBS, which benefitted from a solid housing backdrop with home prices appreciating at a double-digit annualized rate, resulting in better loan-to-value ratios. Agency MBS holdings held a bias for current (low) coupon issues, particularly TBAs. Although low coupons slightly trailed premium coupons, TBAs maintained a higher running yield than specified pools, and the allocation to floating-rate collateralized mortgage obligations (CMOs) was additive. Away from securitized, short investment grade corporates generated additional gains as the sector bested Treasuries by 71 bps on a duration-adjusted basis and yield premiums declined amid the ongoing economic recovery, with the biggest absolute contributions coming from manufacturing, banking, and finance companies. Contributing on the margin, meanwhile, was the small allocation to emerging market debt and municipals, two of the best performers in the fixed income universe during this period. Finally, the Fund’s duration profile ended the period at 0.6 years versus 0.2 years a year ago, but remained shorter than that of the Index overall, benefiting relative returns as short-rates generally rose.

Given prevailing conditions, the Fund remains defensively positioned, with ample flexibility to respond to potential volatility. Within credit, the team has taken a prudent approach, de-risking exposure by moving up the quality spectrum reducing tight commodity-exposed names/sectors, swapping into shorter-dated issues, and enhancing liquidity. The focus remains on sectors that offer more stability in times of volatility (such as consumer non-cyclicals and certain financials like well-capitalized banks) and on idiosyncratic opportunities where wider spreads offer more compelling value. Though currently a small position, emerging market debt issues are add candidates on cheaper entry points while the Fund maintains a modest allocation to municipals. Among securitized, the Fund continues to prefer current coupon agency MBS TBAs due to better yield carry versus specified pools; the sector continues to benefit from the tailwind of Fed sponsorship and money center banks. Meanwhile, a modest allocation to well-structured CMOs is maintained given relatively stable duration profiles. Legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons, and the Fund will seek to add new exposure at favorable valuations. In CMBS, though current holdings continue to focus on top-of-the-capital structure AAA-rated exposures, opportunities are beginning to present in AA- and A-rated collateral with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLOs, with possible additions of well-collateralized AA-rated issues offering good yields, while other ABS exposure includes single family rental. Finally, the Fund’s overall duration positioning remains defensive given historically low yields, with the Fund ending the period at approximately 0.4 years shorter than the Index.

	Annualized Total Return as of October 31, 2021(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Short Term Bond Fund
Class X (Inception: February 1, 1990)	1.16%	2.22%	1.74%	1.38%	3.71	%(2)
FTSE 1-Year Treasury Index	0.14%	1.81%	1.47%	0.91%	3.32%

TCW Short Term Bond Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Total Return Bond Fund

Management Discussions

Against a backdrop of rising rates, the TCW Total Return Bond Fund — I Class (“Fund”) was down 0.40% (net of fees) for the one-year ending October 31, 2021, though this outpaced the Bloomberg U.S. Aggregate Bond Index (“Index”) by approximately 8 bps. Among securitized products, the overweight to agency MBS held back returns as the sector trailed Treasuries by 9 bps on a duration-adjusted basis given tapering concerns, though this was offset by a preference for lower coupon TBAs that continued to provide higher running yields than pools. Additionally, legacy non-agency MBS contributed as the sector continued to benefit from a solid housing backdrop with prices rising and loan-to-value ratios improving, with the added bonus of being mostly floating rate amid the rise in yields. The portfolio’s ABS holdings also fared well against a backdrop of consumer strength (supported by policy), and delivered a small boost to returns, led by floating rate government-guaranteed FFELP student loans. Turning towards the CMBS allocation, the strategy increased its overweight to non-agency CMBS, but trimmed agency CMBS, which was modestly additive to performance as overall CMBS outpaced Treasuries by 270 bps on a duration-adjusted basis, led by non-agency collateral. Meanwhile, the biggest headwind to relative returns came from the lack of exposure to corporate credit, as the sector experienced significant spread compression and outpaced duration-matched Treasuries by nearly 500 bps. Finally, the Fund’s duration positioning extended over the past 12 months as rates rose, reaching a neutral position in March 2021 before reversing in the second half of the period to end shorter than the benchmark, ultimately having a small positive effect on relative performance during the period.

Given prevailing conditions, the strategy remains defensively positioned, with ample flexibility to respond to potential volatility. Among securitized, the strategy continues to prefer current coupon agency MBS TBAs due to better yield carry versus specified pools; the sector continues to benefit from the tailwind of Fed sponsorship and money center banks. Meanwhile, a modest allocation to well-structured CMOs is maintained given relatively stable duration profiles. Legacy non-agency MBS remains attractive from a collateral perspective, with the added benefit of having largely floating rate coupons, and the strategy will seek to add new exposure at favorable valuations. In CMBS, though current holdings continue to focus on top-of-the-capital structure exposures in single asset, single borrower (SASB) AAA-rated issues, opportunities are beginning to present down in the capital structure with good loan-to-value (LTV) ratios, i.e., protection, and good spread compensation. A similar strategy applies to CLOs, with additions of well-collateralized AA-rated issues offering good yields, while other ABS exposure includes government-guaranteed FFELP student loans and single family rental. Finally, the Fund’s overall duration profile remains defensive given historically low yields, though the position was extended modestly on the backup in short-intermediate yields, with the strategy shifting from approximately 0.5 years short to end the period at 0.4 years short.

	Annualized Total Return as of October 31, 2021(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Total Return Bond Fund
Class I (Inception: June 17, 1993)	-0.40%	5.73%	3.20%	4.16%	6.09%
Bloomberg U.S. Aggregate Bond Index	-0.48%	5.63%	3.10%	3.00%	5.10%
Class N (Inception: March 1, 1999)	-0.58%	5.48%	2.93%	3.87%	5.53%
Bloomberg U.S. Aggregate Bond Index	-0.48%	5.63%	3.10%	3.00%	4.69%
Class P (Inception: February 28, 2020)	-0.25%	—	—	—	1.76%
Bloomberg U.S. Aggregate Bond Index	-0.48%	5.63%	3.10%	3.00%	1.17%

TCW Total Return Bond Fund

Management Discussions (Continued)

TCW Total Return Bond Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Core Fixed Income Fund

Schedule of Investments	October 31, 2021

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 109.4% of Net Assets

CORPORATE BONDS — 23.8%

Aerospace & Defense — 0.2%

Boeing Co. (The)

1.43%	02/04/24	$2,650,000	$2,651,670

4.88%	05/01/25	560,000	618,716

			3,270,386

Agriculture — 0.6%

BAT Capital Corp.

2.73%	03/25/31	695,000	678,118

4.39%	08/15/37	470,000	503,048

4.54%	08/15/47	1,270,000	1,332,934

5.28%	04/02/50	1,285,000	1,484,037

Imperial Brands Finance PLC

3.13% (1)	07/26/24	2,300,000	2,402,948

Reynolds American, Inc.

5.70%	08/15/35	260,000	308,930

5.85%	08/15/45	2,770,000	3,405,549

			10,115,564

Airlines — 0.2%

America West Airlines, Inc. Pass-Through Certificates (01-1) (EETC)

5.98%	10/19/23	179,496	182,192

Delta Air Lines Pass-Through Trust (19-1-AA)

3.20%	10/25/25	1,500,000	1,562,160

Northwest Airlines LLC Pass-Through Certificates (01-1-A1) (EETC)

7.04%	10/01/23	16,082	16,203

US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC)

6.25%	10/22/24	222,269	229,652

US Airways Group, Inc. Pass-Through Certificates (12-1-A) (EETC)

5.90%	04/01/26	1,068,079	1,132,164

US Airways Group, Inc. Pass-Through Certificates (12-2-A) (EETC)

4.63%	12/03/26	456,967	458,077

			3,580,448

Auto Manufacturers — 0.3%

Ford Motor Credit Co. LLC

1.20% (3 mo. USD LIBOR + 1.080%) (2)	08/03/22	1,000,000	1,000,000

1.40% (3 mo. USD LIBOR + 1.270%) (2)	03/28/22	445,000	445,344

3.22%	01/09/22	990,000	994,207

General Motors Financial Co., Inc.

3.15%	06/30/22	1,540,000	1,562,874

3.45%	04/10/22	310,000	312,579

4.20%	11/06/21	375,000	375,154

			4,690,158

Issues	Maturity Date	Principal Amount	Value

Banks — 6.6%

Bank of America Corp.

1.66% (SOFR + 0.910%) (2)	03/11/27	$6,355,000	$6,331,831

1.73% (SOFR + 0.960%) (2)	07/22/27	6,755,000	6,716,564

2.09% (SOFR + 1.060%) (2)	06/14/29	2,200,000	2,175,492

2.88% (3 mo. USD LIBOR + 1.190%) (2)	10/22/30	430,000	445,537

3.97% (3 mo. USD LIBOR + 1.210%) (2)	02/07/30	1,125,000	1,251,032

Citigroup, Inc.

1.46% (SOFR + 0.770%) (2)	06/09/27	3,685,000	3,630,388

3.11% (SOFR + 2.842%) (2)	04/08/26	1,580,000	1,664,926

4.41% (SOFR + 3.914%) (2)	03/31/31	1,225,000	1,404,813

Credit Suisse Group AG

1.31% (SOFR + 0.980%) (1),(2)	02/02/27	2,500,000	2,424,200

2.19% (SOFR + 2.044%) (1),(2)	06/05/26	2,645,000	2,674,419

2.59% (SOFR + 1.560%) (1),(2)	09/11/25	185,000	190,203

3.09% (SOFR + 1.730%) (1),(2)	05/14/32	1,545,000	1,574,077

4.28% (1)	01/09/28	1,360,000	1,492,056

DNB Bank ASA

1.61% (U.S. 1-year Treasury Constant Maturity Rate + 0.680%)(1),(2)	03/30/28	2,570,000	2,520,340

Goldman Sachs Group, Inc. (The)

1.09% (SOFR + 0.789%) (2)	12/09/26	705,000	688,320

1.43% (SOFR + 0.798%) (2)	03/09/27	5,260,000	5,181,310

1.54% (SOFR + 0.818%) (2)	09/10/27	880,000	865,586

1.95% (SOFR + 0.913%) (2)	10/21/27	1,695,000	1,698,949

3.27% (3 mo. USD LIBOR + 1.201%)(2)	09/29/25	3,085,000	3,256,730

HSBC Holdings PLC

0.98% (SOFR + 0.708%) (2)	05/24/25	2,355,000	2,336,513

1.59% (SOFR + 1.290%) (2)	05/24/27	2,930,000	2,880,454

2.01% (SOFR + 1.732%) (2)	09/22/28	2,365,000	2,330,660

2.21% (SOFR+ 1.285%) (2)	08/17/29	2,570,000	2,521,992

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

HSBC Holdings PLC (United Kingdom)

2.63% (SOFR + 1.402%) (2)	11/07/25	$535,000	$553,698

JPMorgan Chase & Co.

0.97% (SOFR + 0.580%) (2)	06/23/25	6,625,000	6,591,411

1.47% (SOFR + 0.765%) (2)	09/22/27	2,580,000	2,533,534

1.58% (SOFR + 0.885%) (2)	04/22/27	4,360,000	4,322,635

2.08% (SOFR + 1.850%) (2)	04/22/26	790,000	806,184

Lloyds Banking Group PLC (United Kingdom)

1.63% (1-year Treasury Constant Maturity Rate + 0.850%)(2)	05/11/27	1,500,000	1,482,585

2.91% (3 mo. USD LIBOR + 0.810%) (2)	11/07/23	1,935,000	1,979,376

3.87% (1-year Treasury Constant Maturity Rate + 3.500%) (2)	07/09/25	1,600,000	1,711,967

Macquarie Group, Ltd.

1.34% (SOFR + 1.069%) (1),(2)	01/12/27	2,510,000	2,465,821

2.87% (SOFR + 1.532%) (1),(2)	01/14/33	1,740,000	1,731,089

Morgan Stanley

0.79% (SOFR + 0.509%) (2)	01/22/25	1,020,000	1,014,326

1.51% (SOFR + 0.858%) (2)	07/20/27	4,985,000	4,905,340

1.59% (SOFR + 0.879%) (2)	05/04/27	2,470,000	2,448,239

NatWest Group PLC (United Kingdom)

4.27% (3 mo. USD LIBOR + 1.762%) (2)	03/22/25	3,140,000	3,361,998

Santander UK Group Holdings PLC (United Kingdom)

1.09% (SOFR + 0.787%) (2)	03/15/25	3,265,000	3,250,046

3.37% (3 mo. USD LIBOR + 1.080%) (2)	01/05/24	190,000	195,584

3.82% (3 mo. USD LIBOR + 1.400%) (2)	11/03/28	1,175,000	1,269,910

4.80% (3 mo. USD LIBOR +1.570%) (2)	11/15/24	960,000	1,031,300

Santander UK PLC (United Kingdom)

5.00% (1)	11/07/23	2,460,000	2,643,565

UBS AG/London

0.70% (1)	08/09/24	2,585,000	2,566,543

Wells Fargo & Co.

2.16% (3 mo. USD LIBOR + 0.750%) (2)	02/11/26	3,610,000	3,695,394

2.19% (SOFR + 2.000%) (2)	04/30/26	3,645,000	3,726,556

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

2.39% (SOFR + 2.100%) (2)	06/02/28	$265,000	$269,449

2.88% (SOFR + 1.432%) (2)	10/30/30	285,000	295,599

3.58% (3 mo. USD LIBOR + 1.310%) (2)	05/22/28	1,015,000	1,095,229

			112,203,770

Beverages — 0.4%

Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc.

4.90%	02/01/46	2,325,000	2,969,506

Anheuser-Busch InBev Worldwide, Inc.

4.50%	06/01/50	917,000	1,138,391

Bacardi, Ltd.

2.75% (1)	07/15/26	750,000	777,263

4.45% (1)	05/15/25	1,780,000	1,945,616

			6,830,776

Biotechnology — 0.3%

Gilead Sciences, Inc.

0.65% (3 mo. USD LIBOR + 0.520%) (2)	09/29/23	4,720,000	4,720,218

Chemicals — 0.2%

International Flavors & Fragrances, Inc.

5.00%	09/26/48	1,975,000	2,600,015

Commercial Services — 0.3%

IHS Markit, Ltd.

3.63%	05/01/24	1,000,000	1,056,400

4.00% (1)	03/01/26	1,015,000	1,103,122

4.75% (1)	02/15/25	750,000	825,191

4.75%	08/01/28	1,750,000	2,043,411

			5,028,124

Computers — 0.1%

Apple, Inc.

2.65%	02/08/51	1,000,000	989,470

3.85%	05/04/43	275,000	325,708

			1,315,178

Diversified Financial Services — 1.5%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

3.00%	10/29/28	6,000,000	6,093,240

3.65%	07/21/27	640,000	678,736

3.88%	01/23/28	430,000	461,471

3.95%	02/01/22	685,000	688,784

Air Lease Corp.

3.25%	03/01/25	1,300,000	1,362,198

Avolon Holdings Funding, Ltd.

2.53% (1)	11/18/27	769,000	755,443

2.88% (1)	02/15/25	1,550,000	1,590,904

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

Diversified Financial Services (Continued)

3.95% (1)	07/01/24	$405,000	$427,510

5.25% (1)	05/15/24	115,000	124,735

GE Capital Funding LLC

4.40%	05/15/30	1,405,000	1,643,058

GE Capital International Funding Co. Unlimited Co. (Ireland)

4.42%	11/15/35	4,110,000	5,017,484

LSEGA Financing PLC (United Kingdom)

2.00% (1)	04/06/28	2,470,000	2,459,127

Park Aerospace Holdings, Ltd.

4.50% (1)	03/15/23	2,715,000	2,828,650

5.50% (1)	02/15/24	108,000	117,053

Raymond James Financial, Inc.

4.95%	07/15/46	460,000	607,159

			24,855,552

Electric — 1.3%

Appalachian Power Co.

4.45%	06/01/45	690,000	838,337

Duke Energy Progress LLC

3.70%	10/15/46	1,325,000	1,513,548

El Paso Electric Co.

3.30%	12/15/22	2,065,000	2,109,543

Indiana Michigan Power Co.

4.55%	03/15/46	920,000	1,162,426

ITC Holdings Corp.

2.95% (1)	05/14/30	2,000,000	2,084,157

Jersey Central Power & Light Co.

2.75% (1)	03/01/32	2,575,000	2,632,963

KCP&L Greater Missouri Operations Co.

8.27%	11/15/21	1,100,000	1,103,003

Metropolitan Edison Co.

3.50% (1)	03/15/23	3,030,000	3,117,867

MidAmerican Energy Co.

5.80%	10/15/36	1,655,000	2,282,842

NextEra Energy Capital Holdings, Inc.

0.40% (3 mo. USD LIBOR + 0.270%) (2)	02/22/23	3,000,000	3,001,110

Niagara Mohawk Power Corp.

2.72% (1)	11/28/22	920,000	937,720

Tucson Electric Power Co.

4.00%	06/15/50	1,500,000	1,786,200

			22,569,716

Food — 0.4%

Kraft Heinz Foods Co.

4.88%	10/01/49	537,000	666,401

5.00%	06/04/42	2,133,000	2,640,287

5.20%	07/15/45	775,000	987,185

Issues	Maturity Date	Principal Amount	Value

Food (Continued)

Smithfield Foods, Inc.

2.63% (1)	09/13/31	$2,565,000	$2,486,896

			6,780,769

Gas — 0.1%

KeySpan Gas East Corp.

5.82% (1)	04/01/41	1,551,000	2,088,964

Health Care-Services — 1.5%

Anthem, Inc.

3.65%	12/01/27	2,405,000	2,640,839

Centene Corp.

3.00%	10/15/30	3,888,000	3,956,779

CommonSpirit Health

2.78%	10/01/30	955,000	979,582

4.35%	11/01/42	600,000	690,522

Fresenius Medical Care US Finance III, Inc.

1.88% (1)	12/01/26	1,650,000	1,641,618

HCA, Inc.

2.38%	07/15/31	715,000	699,327

4.13%	06/15/29	3,946,000	4,376,627

4.50%	02/15/27	455,000	505,076

5.00%	03/15/24	620,000	674,833

5.25%	04/15/25	1,770,000	1,985,345

5.25%	06/15/49	600,000	778,993

Humana, Inc.

2.15%	02/03/32	2,055,000	1,990,925

Saint Barnabas Health Care System

4.00%	07/01/28	3,290,000	3,671,409

			24,591,875

Insurance — 1.3%

Athene Global Funding

1.99% (1)	08/19/28	4,000,000	3,896,760

Farmers Exchange Capital

7.20% (1)	07/15/48	1,495,000	2,206,389

Farmers Exchange Capital II

6.15% (3 mo. USD LIBOR + 3.744%) (1),(2)	11/01/53	2,065,000	2,618,658

Nationwide Mutual Insurance Co.

2.41% (3 mo. USD LIBOR + 2.290%) (1),(2)	12/15/24	4,000,000	4,002,364

New York Life Insurance Co.

3.75% (1)	05/15/50	1,475,000	1,694,249

Protective Life Global Funding

1.62% (1)	04/15/26	2,955,000	2,956,241

Teachers Insurance & Annuity Association of America

3.30% (1)	05/15/50	2,980,000	3,161,842

4.27% (1)	05/15/47	130,000	159,474

Willis North America, Inc.

4.50%	09/15/28	1,445,000	1,638,832

			22,334,809

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Internet — 0.2%

Tencent Holdings, Ltd.

3.68% (1)	04/22/41	$825,000	$862,805

3.84% (1)	04/22/51	825,000	880,506

3.98% (1)	04/11/29	740,000	808,709

			2,552,020

Media — 0.4%

Charter Communications Operating LLC / Charter Communications Operating Capital

5.38%	04/01/38	1,475,000	1,776,697

5.38%	05/01/47	1,205,000	1,463,617

5.75%	04/01/48	1,028,000	1,316,148

ViacomCBS, Inc.

4.20%	05/19/32	1,460,000	1,658,794

Walt Disney Co. (The)

3.60%	01/13/51	1,080,000	1,235,426

			7,450,682

Miscellaneous Manufacturers — 0.2%

General Electric Co.

0.60% (3 mo. USD LIBOR + 0.480%) (2)	08/15/36	3,045,000	2,752,854

6.75%	03/15/32	1,000,000	1,375,404

			4,128,258

Oil & Gas — 0.4%

Exxon Mobil Corp.

3.45%	04/15/51	1,050,000	1,166,010

4.33%	03/19/50	1,280,000	1,616,975

Petroleos Mexicanos

6.63%	06/15/35	60,000	58,110

6.75%	09/21/47	2,625,000	2,323,125

6.95%	01/28/60	510,000	452,115

7.69%	01/23/50	1,505,000	1,440,345

			7,056,680

Packaging & Containers — 0.3%

Amcor Finance USA, Inc.

3.63%	04/28/26	1,380,000	1,490,235

Berry Global, Inc.

1.57%	01/15/26	3,645,000	3,609,133

4.88% (1)	07/15/26	580,000	608,275

			5,707,643

Pharmaceuticals — 1.3%

AbbVie, Inc.

4.40%	11/06/42	1,840,000	2,210,594

4.45%	05/14/46	1,035,000	1,264,625

4.50%	05/14/35	267,000	316,099

Bayer US Finance II LLC

4.25% (1)	12/15/25	845,000	926,729

Issues	Maturity Date	Principal Amount	Value

Pharmaceuticals (Continued)

4.38% (1)	12/15/28	$4,540,000	$5,114,181

4.63% (1)	06/25/38	500,000	592,220

4.88% (1)	06/25/48	2,430,000	3,059,954

Cigna Corp.

3.40%	03/15/51	500,000	528,770

4.13%	11/15/25	1,525,000	1,677,991

CVS Health Corp.

3.88%	07/20/25	1,477,000	1,604,548

5.05%	03/25/48	3,835,000	5,049,698

			22,345,409

Pipelines — 1.1%

Enbridge Energy Partners LP

5.88%	10/15/25	333,000	384,632

Energy Transfer LP

4.95%	06/15/28	200,000	228,537

5.00%	05/15/50	1,780,000	2,085,626

5.15%	03/15/45	1,870,000	2,186,741

5.40%	10/01/47	1,763,000	2,126,495

5.95%	10/01/43	630,000	779,603

Plains All American Pipeline LP / PAA Finance Corp.

4.50%	12/15/26	610,000	673,056

Rockies Express Pipeline LLC

4.95% (1)	07/15/29	2,000,000	2,143,320

6.88% (1)	04/15/40	350,000	395,500

Ruby Pipeline LLC

8.00% (1),(3),(4)	04/01/22	1,353,030	1,275,231

Southern Natural Gas Co. LLC

7.35%	02/15/31	2,380,000	3,156,650

TC PipeLines LP

4.38%	03/13/25	710,000	769,711

Texas Eastern Transmission LP

2.80% (1)	10/15/22	920,000	933,680

TransCanada PipeLines, Ltd. (Canada)

6.10%	06/01/40	375,000	513,810

Williams Partners LP

6.30%	04/15/40	650,000	886,040

			18,538,632

REIT — 1.1%

American Campus Communities Operating Partnership LP

3.30%	07/15/26	1,000,000	1,061,440

4.13%	07/01/24	1,425,000	1,533,965

Boston Properties LP

3.25%	01/30/31	965,000	1,013,588

CyrusOne LP / CyrusOne Finance Corp.

2.15%	11/01/30	1,570,000	1,483,499

GLP Capital LP / GLP Financing II, Inc.

4.00%	01/15/30	265,000	282,940

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

REIT (Continued)

5.30%	01/15/29	$1,280,000	$1,472,320

5.38%	11/01/23	1,000,000	1,074,570

5.38%	04/15/26	1,823,000	2,058,058

5.75%	06/01/28	1,600,000	1,859,872

Healthcare Trust of America Holdings LP

2.00%	03/15/31	2,350,000	2,221,357

Lexington Realty Trust (REIT)

2.38%	10/01/31	855,000	823,989

SL Green Operating Partnership LP

3.25%	10/15/22	2,380,000	2,431,075

Ventas Realty LP (REIT)

2.50%	09/01/31	1,705,000	1,681,215

			18,997,888

Retail — 0.1%

Alimentation Couche-Tard, Inc. (Canada)

3.55% (1)	07/26/27	1,710,000	1,853,195

Savings & Loans — 0.2%

Nationwide Building Society (United Kingdom)

3.62% (3 mo. USD LIBOR + 1.181%) (1),(2)	04/26/23	800,000	811,469

3.77% (3 mo. USD LIBOR + 1.064%) (1),(2)	03/08/24	2,670,000	2,772,500

4.36% (3 mo. USD LIBOR + 1.392%) (1),(2)	08/01/24	400,000	423,288

			4,007,257

Semiconductors — 0.1%

Intel Corp.

3.05%	08/12/51	1,868,000	1,905,603

Software — 0.3%

Oracle Corp.

3.60%	04/01/50	2,000,000	2,044,986

3.95%	03/25/51	2,425,000	2,626,251

			4,671,237

Telecommunications — 2.6%

AT&T, Inc.

2.55%	12/01/33	4,625,000	4,488,838

3.80%	12/01/57	5,286,000	5,589,117

4.75%	05/15/46	1,130,000	1,377,324

4.85%	03/01/39	1,554,000	1,871,218

5.25%	03/01/37	2,155,000	2,679,355

Level 3 Financing, Inc.

3.40% (1)	03/01/27	575,000	599,685

3.88% (1)	11/15/29	2,760,000	2,901,712

Qwest Corp.

7.25%	09/15/25	920,000	1,098,480

Issues	Maturity Date	Principal Amount	Value

Telecommunications (Continued)

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

4.74% (1)	03/20/25	$5,538,750	$5,850,305

5.15% (1)	09/20/29	2,505,000	2,830,650

T-Mobile USA, Inc.

2.55%	02/15/31	292,000	289,956

3.75%	04/15/27	1,675,000	1,818,648

3.88%	04/15/30	3,735,000	4,086,578

4.38%	04/15/40	1,990,000	2,276,047

Verizon Communications, Inc.

2.36% (1)	03/15/32	2,135,000	2,103,551

2.55%	03/21/31	825,000	832,276

Vodafone Group PLC (United Kingdom)

4.88%	06/19/49	1,897,000	2,369,800

5.25%	05/30/48	1,390,000	1,834,053

			44,897,593

Water — 0.2%

American Water Capital Corp.

3.45%	05/01/50	2,385,000	2,608,737

Total Corporate Bonds

(Cost: $385,537,116)			404,297,156

MUNICIPAL BONDS — 0.6%

City of New York NY, General Obligation Unlimited

1.82%	08/01/30	1,325,000	1,286,611

3.00%	08/01/34	380,000	401,545

Metropolitan Transportation Authority, Revenue Bond

5.18%	11/15/49	335,000	460,812

New York City Transitional Finance Authority Future Tax Secured Revenue

2.45%	11/01/34	2,485,000	2,489,895

New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bond

2.00%	08/01/35	1,000,000	949,292

2.40%	11/01/32	585,000	589,014

Regents of the University of California Medical Center Pooled, Revenue Bond

3.26%	05/15/60	3,115,000	3,380,775

Total Municipal Bonds

(Cost: $9,286,894)			9,557,944

ASSET-BACKED SECURITIES — 5.5%

321 Henderson Receivables I LLC (13-3A-A)

4.08% (1)	01/17/73	1,240,261	1,383,702

321 Henderson Receivables I LLC (14-2A-A)

3.61% (1)	01/17/73	1,484,765	1,628,373

AGL CLO, Ltd. (20-7A-BR)

1.82% (3 mo. USD LIBOR + 1.700%) (1),(2)	07/15/34	4,385,000	4,390,166

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

AIG CLO, Ltd. (18-1A-A1R)

1.25% (3 mo. USD LIBOR + 1.120%) (1),(2)	04/20/32	$4,300,000	$4,310,221

AMMC CLO XIII, Ltd. (13-13A-A1R2)

1.17% (3 mo. USD LIBOR + 1.050%) (1),(2)	07/24/29	4,500,000	4,502,475

Babson CLO, Ltd. (16-2A-AR)

1.21% (3 mo. USD LIBOR + 1.080%) (1),(2)	07/20/28	1,947,477	1,949,450

BDS, Ltd. (19-FL4-A)

1.19% (1 mo. USD LIBOR + 1.100%) (1),(2)	08/15/36	4,228,234	4,232,882

Brazos Education Loan Authority, Inc. (12-1-A1)

0.79% (1 mo. USD LIBOR + 0.700%) (2)	12/26/35	562,530	560,051

Brazos Higher Education Authority, Inc. (10-1-A2)

1.33% (3 mo. USD LIBOR + 1.200%) (2)	02/25/35	675,000	687,867

Brazos Higher Education Authority, Inc. (11-1-A3)

1.18% (3 mo. USD LIBOR + 1.050%) (2)	11/25/33	1,695,000	1,717,437

CIFC Funding, Ltd (21-7A-A1)

0.00% (3 mo. USD LIBOR + 1.130%) (1),(2),(5)	01/23/35	4,300,000	4,302,610

Dryden XXVI Senior Loan Fund (13-26A-AR)

1.02% (3 mo. USD LIBOR + 0.900%) (1),(2)	04/15/29	2,133,256	2,133,789

Educational Funding of the South, Inc. (11-1-A2)

0.77% (3 mo. USD LIBOR + 0.650%) (2)	04/25/35	709,215	708,936

Educational Services of America, Inc. (12-2-A)

0.82% (1 mo. USD LIBOR + 0.730%) (1),(2)	04/25/39	363,599	365,973

Global SC Finance SRL (14-1A-A2)

3.09% (1)	07/17/29	848,375	856,883

GoldenTree Loan Opportunities IX, Ltd. (14-9A-AR2)

1.24% (3 mo. USD LIBOR + 1.110%) (1),(2)	10/29/29	3,100,000	3,100,353

Higher Education Funding I (14-1-A)

1.18% (3 mo. USD LIBOR + 1.050%) (1),(2)	05/25/34	1,509,047	1,515,449

Madison Park Funding XLVIII, Ltd. (21-48A-A)

1.27% (3 mo. USD LIBOR + 1.150%) (1),(2)	04/19/33	4,320,000	4,326,696

Navient Student Loan Trust (14-3-A)

0.71% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	3,055,785	3,055,809

Navient Student Loan Trust (14-4-A)

0.71% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	1,543,900	1,543,519

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Nelnet Student Loan Trust (14-4A-A2)

1.04% (1 mo. USD LIBOR + 0.950%) (1),(2)	11/25/48	$2,965,000	$3,008,457

OCP CLO 2020-19, Ltd. (20-19A-AR)

1.28% (3 mo. USD LIBOR + 1.150%) (1),(2)	10/20/34	3,600,000	3,601,688

Octagon Investment Partners XIV, Ltd. (12-1A-AARR)

1.07% (3 mo. USD LIBOR + 0.950%) (1),(2)	07/15/29	4,100,000	4,101,025

PHEAA Student Loan Trust (15-1A-A)

0.69% (1 mo. USD LIBOR + 0.600%) (1),(2)	10/25/41	1,240,771	1,236,048

Skyline Trust (2020-1 A)

3.23% (3)	07/03/38	4,817,734	4,765,793

SLM Student Loan Trust (03-7A-A5A)

1.32% (3 mo. USD LIBOR + 1.200%) (1),(2)	12/15/33	2,192,438	2,203,927

SLM Student Loan Trust (08-2-B)

1.32% (3 mo. USD LIBOR + 1.200%) (2)	01/25/83	710,000	680,582

SLM Student Loan Trust (08-3-B)

1.32% (3 mo. USD LIBOR + 1.200%) (2)	04/26/83	710,000	671,871

SLM Student Loan Trust (08-4-A4)

1.77% (3 mo. USD LIBOR + 1.650%) (2)	07/25/22	3,746,841	3,804,901

SLM Student Loan Trust (08-4-B)

1.97% (3 mo. USD LIBOR + 1.850%) (2)	04/25/73	710,000	715,740

SLM Student Loan Trust (08-5-B)

1.97% (3 mo. USD LIBOR + 1.850%) (2)	07/25/73	710,000	709,212

SLM Student Loan Trust (08-6-A4)

1.22% (3 mo. USD LIBOR + 1.100%) (2)	07/25/23	3,108,249	3,112,915

SLM Student Loan Trust (08-6-B)

1.97% (3 mo. USD LIBOR + 1.850%) (2)	07/26/83	710,000	719,804

SLM Student Loan Trust (08-7-B)

1.97% (3 mo. USD LIBOR + 1.850%) (2)	07/26/83	710,000	715,456

SLM Student Loan Trust (08-8-B)

2.37% (3 mo. USD LIBOR + 2.250%) (2)	10/25/75	710,000	715,789

SLM Student Loan Trust (08-9-A)

1.62% (3 mo. USD LIBOR + 1.500%) (2)	04/25/23	1,112,731	1,121,621

SLM Student Loan Trust (08-9-B)

2.37% (3 mo. USD LIBOR + 2.250%) (2)	10/25/83	710,000	718,489

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

SLM Student Loan Trust (11-2-A2)

1.29% (1 mo. USD LIBOR + 1.200%) (2)	10/25/34	$2,000,000	$2,025,170

SLM Student Loan Trust (12-7-A3)

0.74% (1 mo. USD LIBOR + 0.650%) (2)	05/26/26	1,701,270	1,672,823

Tricon American Homes Trust (17-SFR1-A)

2.72% (1)	09/17/34	4,748,363	4,744,695

Vantage Data Centers Issuer LLC (18-2A-A2)

4.20% (1)	11/16/43	4,164,875	4,296,340

Total Asset-backed Securities

(Cost: $91,967,866)			92,614,987

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 0.5%

Fannie Mae, Pool #AN0245

3.42%	11/01/35	1,956,001	2,187,026

Fannie Mae, Pool #BL6060

2.46%	04/01/40	1,840,000	1,905,228

Freddie Mac Multifamily Structured Pass-Through Certificates (K155-A3)

3.75%	04/25/33	4,045,000	4,765,584

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $7,960,002)			8,857,838

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 2.0%

BAMLL Commercial Mortgage Securities Trust (18-PARK-A)

4.09% (1),(6)	08/10/38	1,930,000	2,179,258

BX Trust (19-OC11-A)

3.20% (1)	12/09/41	585,000	620,417

CALI Mortgage Trust (19-101C-A)

3.96% (1)	03/10/39	1,285,000	1,444,339

Citigroup Commercial Mortgage Trust (20-WSS-A)

2.04% (1 mo. USD LIBOR + 1.950%) (1),(2)	02/15/39	3,905,573	4,111,746

COMM 2015-CCRE27 Mortgage Trust (15-CR27-A3)

3.35%	10/10/48	4,795,899	5,075,735

CPT Mortgage Trust (19-CPT-A)

2.87% (1)	11/13/39	1,105,000	1,161,019

DC Office Trust (19-MTC-A)

2.97% (1)	09/15/45	1,180,000	1,246,358

GS Mortgage Securities Trust (12-GCJ7-AS)

4.09%	05/10/45	5,529,000	5,575,739

Hudson Yards Mortgage Trust (19-30HY-A)

3.23% (1)	07/10/39	2,185,000	2,352,719

Hudson Yards Mortgage Trust (19-55HY-A)

2.94% (1),(6)	12/10/41	1,180,000	1,250,808

JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-A)

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

3.40% (1)	06/05/39	$1,160,000	$1,264,245

Manhattan West Mortgage Trust (20-1MW-A)

2.13% (1)	09/10/39	1,720,000	1,743,611

MKT Mortgage Trust (20-525M-A)

2.69% (1)	02/12/40	1,540,000	1,598,200

Natixis Commercial Mortgage Securities Trust (20-2PAC-A)

2.97% (1)	12/15/38	1,215,000	1,257,393

One Bryant Park Trust (19-OBP-A)

2.52% (1)	09/15/54	1,495,000	1,536,047

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A1)

3.87% (1),(6)	01/05/43	1,710,000	1,773,465

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2B)

4.14% (1),(6)	01/05/43	70,000	77,604

Total Commercial Mortgage-Backed Securities — Non-Agency

(Cost: $33,441,599)			34,268,703

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 29.7%

Fannie Mae, Pool #BN7755

3.00%	09/01/49	3,688,659	3,895,508

Fannie Mae, Pool #FM2318

3.50%	09/01/49	378,887	405,797

Fannie Mae, Pool #MA4152

2.00%	10/01/40	6,266,119	6,389,490

Fannie Mae, Pool #MA4387

2.00%	07/01/41	3,327,394	3,392,405

Fannie Mae (19-79-FA)

0.59% (1 mo. USD LIBOR + 0.500%) (2)	01/25/50	2,075,793	2,093,771

Fannie Mae (01-14-SH) (I/F)

27.51% (-1 mo. USD LIBOR + 27.825%) (2)	03/25/30	70,337	109,440

Fannie Mae (01-34-FV)

0.59% (1 mo. USD LIBOR + 0.500%) (2)	08/25/31	93,848	94,359

Fannie Mae (04-W10-A6) (PAC)

5.75%	08/25/34	930,754	990,792

Fannie Mae (07-89-GF)

0.61% (1 mo. USD LIBOR + 0.520%) (2)	09/25/37	391,813	395,949

Fannie Mae (08-30-SA) (I/O) (I/F)

6.76% (-1 mo. USD LIBOR + 6.850%) (2)	04/25/38	69,348	15,979

Fannie Mae (08-62-SN) (I/O) (I/F)

6.11% (-1 mo. USD LIBOR + 6.200%) (2)	07/25/38	49,970	8,346

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae (09-64-TB)

4.00%	08/25/29	$818,534	$870,455

Fannie Mae (09-68-SA) (I/O) (I/F)

6.66% (-1 mo. USD LIBOR + 6.750%) (2)	09/25/39	53,633	11,230

Fannie Mae (10-26-AS) (I/O) (I/F)

6.24% (-1 mo. USD LIBOR + 6.330%) (2)	03/25/40	738,626	110,759

Fannie Mae (11-111-DB)

4.00%	11/25/41	1,647,904	1,782,397

Fannie Mae (18-38-LA)

3.00%	06/25/48	1,332,813	1,385,377

Fannie Mae (18-43-CT)

3.00%	06/25/48	996,557	1,040,833

Fannie Mae, Pool #254634

5.50%	02/01/23	1,688	1,885

Fannie Mae, Pool #596686

6.50%	11/01/31	9,721	10,867

Fannie Mae, Pool #727575

5.00%	06/01/33	26,528	28,767

Fannie Mae, Pool #748751

5.50%	10/01/33	36,806	38,557

Fannie Mae, Pool #AB2127

3.50%	01/01/26	348,258	369,896

Fannie Mae, Pool #AL0209

4.50%	05/01/41	413,416	462,984

Fannie Mae, Pool #AL0851

6.00%	10/01/40	380,139	441,200

Fannie Mae, Pool #AS9830

4.00%	06/01/47	849,516	915,637

Fannie Mae, Pool #CA1710

4.50%	05/01/48	2,128,215	2,306,785

Fannie Mae, Pool #CA1711

4.50%	05/01/48	1,453,917	1,578,602

Fannie Mae, Pool #CA2208

4.50%	08/01/48	1,277,982	1,385,381

Fannie Mae, Pool #CA2327

4.00%	09/01/48	611,965	672,290

Fannie Mae, Pool #FM2870

3.00%	03/01/50	2,401,578	2,535,313

Fannie Mae, Pool #MA1146

4.00%	08/01/42	873,188	958,839

Fannie Mae, Pool #MA1561

3.00%	09/01/33	1,653,000	1,746,633

Fannie Mae, Pool #MA1584

3.50%	09/01/33	2,449,834	2,627,873

Fannie Mae, Pool #MA3182

3.50%	11/01/47	442,563	470,392

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae, Pool #MA4093

2.00%	08/01/40	$5,158,194	$5,259,675

Freddie Mac, Pool #SD0231

3.00%	01/01/50	5,513,303	5,822,043

Freddie Mac, Pool #ZM1779

3.00%	09/01/46	1,513,583	1,595,333

Freddie Mac (2439-KZ)

6.50%	04/15/32	79,587	91,532

Freddie Mac (2575-FD) (PAC)

0.54% (1 mo. USD LIBOR + 0.450%) (2)	02/15/33	201,704	203,840

Freddie Mac (2662-MT) (TAC)

4.50%	08/15/33	80,398	86,232

Freddie Mac (3315-S) (I/O) (I/F)

6.32% (-1 mo. USD LIBOR + 6.410%) (2)	05/15/37	11,264	1,694

Freddie Mac (3339-JS) (I/F)

42.25% (-1 mo. USD LIBOR + 42.835%) (2)	07/15/37	290,938	604,585

Freddie Mac (3351-ZC)

5.50%	07/15/37	194,699	218,619

Freddie Mac (3380-SM) (I/O) (I/F)

6.32% (-1 mo. USD LIBOR + 6.410%) (2)	10/15/37	319,035	61,538

Freddie Mac (3382-FL)

0.79% (-1 mo. USD LIBOR + 0.700%) (2)	11/15/37	84,038	83,598

Freddie Mac (3439-SC) (I/O) (I/F)

5.81% (-1 mo. USD LIBOR + 5.900%) (2)	04/15/38	1,269,000	189,292

Freddie Mac (3578-DI) (I/O) (I/F)

6.56% (-1 mo. USD LIBOR + 6.650%) (2)	04/15/36	456,300	77,567

Freddie Mac (4818-CA)

3.00%	04/15/48	677,435	700,011

Freddie Mac, Pool #A97179

4.50%	03/01/41	1,281,586	1,446,930

Freddie Mac, Pool #C90526

5.50%	02/01/22	155	155

Freddie Mac, Pool #G06360

4.00%	03/01/41	1,528,625	1,709,951

Freddie Mac, Pool #G06498

4.00%	04/01/41	1,075,715	1,193,918

Freddie Mac, Pool #G06499

4.00%	03/01/41	707,531	779,745

Freddie Mac, Pool #G07849

3.50%	05/01/44	858,482	929,895

Freddie Mac, Pool #G07924

3.50%	01/01/45	1,329,175	1,437,250

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac, Pool #G08710

3.00%	06/01/46	$1,627,117	$1,715,710

Freddie Mac, Pool #G08711

3.50%	06/01/46	2,792,351	2,985,408

Freddie Mac, Pool #G08715

3.00%	08/01/46	3,106,700	3,275,851

Freddie Mac, Pool #G08716

3.50%	08/01/46	1,902,232	2,033,748

Freddie Mac, Pool #G08721

3.00%	09/01/46	2,517,678	2,654,759

Freddie Mac, Pool #G08722

3.50%	09/01/46	756,089	808,363

Freddie Mac, Pool #G08726

3.00%	10/01/46	2,410,658	2,541,912

Freddie Mac, Pool #G08732

3.00%	11/01/46	2,415,754	2,547,285

Freddie Mac, Pool #G08792

3.50%	12/01/47	2,050,270	2,179,487

Freddie Mac, Pool #G08816

3.50%	06/01/48	393,278	416,484

Freddie Mac, Pool #G08826

5.00%	06/01/48	476,097	522,968

Freddie Mac, Pool #G08843

4.50%	10/01/48	1,618,749	1,750,791

Freddie Mac, Pool #G16584

3.50%	08/01/33	1,692,144	1,798,850

Freddie Mac, Pool #G18592

3.00%	03/01/31	890,906	937,403

Freddie Mac, Pool #G18670

3.00%	12/01/32	578,771	608,149

Freddie Mac, Pool #G18713

3.50%	11/01/33	1,121,822	1,192,558

Freddie Mac, Pool #G60038

3.50%	01/01/44	1,222,059	1,319,849

Freddie Mac, Pool #G60344

4.00%	12/01/45	655,324	720,302

Freddie Mac, Pool #G67700

3.50%	08/01/46	1,025,140	1,106,892

Freddie Mac, Pool #G67703

3.50%	04/01/47	6,210,955	6,700,443

Freddie Mac, Pool #G67706

3.50%	12/01/47	3,974,212	4,284,938

Freddie Mac, Pool #G67707

3.50%	01/01/48	8,051,004	8,755,254

Freddie Mac, Pool #G67708

3.50%	03/01/48	7,121,877	7,626,910

Freddie Mac, Pool #G67710

3.50%	03/01/48	5,755,554	6,171,572

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac, Pool #G67711

4.00%	03/01/48	$2,128,951	$2,334,621

Freddie Mac, Pool #G67718

4.00%	01/01/49	2,040,165	2,224,017

Freddie Mac, Pool #Q05261

3.50%	12/01/41	1,297,878	1,413,398

Freddie Mac, Pool #Q20178

3.50%	07/01/43	2,550,482	2,793,086

Freddie Mac, Pool #SD7513

3.50%	04/01/50	723,374	778,640

Freddie Mac, Pool #ZT1703

4.00%	01/01/49	1,389,049	1,514,330

Ginnie Mae (08-27-SI) (I/O) (I/F)

6.38% (-1 mo. USD LIBOR + 6.470%) (2)	03/20/38	191,523	41,002

Ginnie Mae (08-81-S) (I/O) (I/F)

6.11% (-1 mo. USD LIBOR + 6.200%) (2)	09/20/38	754,254	152,286

Ginnie Mae (10-1-S) (I/O) (I/F)

5.66% (-1 mo. USD LIBOR + 5.750%) (2)	01/20/40	1,127,204	109,306

Ginnie Mae (18-124-NW)

3.50%	09/20/48	1,162,368	1,241,650

Ginnie Mae, Pool #608259

4.50%	08/15/33	25,948	29,282

Ginnie Mae, Pool #782114

5.00%	09/15/36	75,626	87,703

Ginnie Mae, Pool #MA3662

3.00%	05/20/46	550,212	576,777

Ginnie Mae, Pool #MA4127

3.50%	12/20/46	1,751,425	1,855,565

Ginnie Mae II, Pool #MA6030

3.50%	07/20/49	149,752	153,481

Ginnie Mae II, Pool #MA3521

3.50%	03/20/46	1,293,680	1,371,541

Ginnie Mae II, Pool #MA3597

3.50%	04/20/46	1,255,146	1,330,687

Ginnie Mae II, Pool #MA3663

3.50%	05/20/46	1,243,887	1,316,418

Ginnie Mae II, Pool #MA4126

3.00%	12/20/46	3,283,413	3,441,938

Ginnie Mae II, Pool #MA4196

3.50%	01/20/47	1,040,213	1,098,593

Ginnie Mae II, Pool #MA4454

5.00%	05/20/47	435,373	478,349

Ginnie Mae II, Pool #MA4510

3.50%	06/20/47	515,291	543,241

Ginnie Mae II, Pool #MA4589

5.00%	07/20/47	1,100,873	1,215,438

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae II, Pool #MA4722

5.00%	09/20/47	$368,123	$404,478

Ginnie Mae II, Pool #MA4777

3.00%	10/20/47	403,884	421,949

Ginnie Mae II, Pool #MA4836

3.00%	11/20/47	1,573,856	1,646,909

Ginnie Mae II, Pool #MA4837

3.50%	11/20/47	3,385,661	3,569,302

Ginnie Mae II, Pool #MA4838

4.00%	11/20/47	1,010,369	1,084,266

Ginnie Mae II, Pool #MA4901

4.00%	12/20/47	1,699,837	1,818,686

Ginnie Mae II, Pool #MA5078

4.00%	03/20/48	1,262,952	1,351,868

Ginnie Mae II, Pool #MA5399

4.50%	08/20/48	2,557,159	2,741,459

Ginnie Mae II, Pool #MA5466

4.00%	09/20/48	83,069	88,532

Ginnie Mae II, Pool #MA5467

4.50%	09/20/48	157,341	168,427

Ginnie Mae II, Pool #MA6209

3.00%	10/20/49	926,864	947,059

Ginnie Mae II TBA, 30-Year

2.00% (7)	12/20/51	15,625,000	15,789,995

2.50% (7)	02/01/51	21,950,000	22,523,323

Uniform Mortgage-Backed Securities TBA, 15-Year

2.00% (7)	04/01/36	20,625,000	21,133,205

Uniform Mortgage-Backed Securities TBA, 30-Year

1.50% (7)	12/16/36	12,650,000	12,705,695

2.00% (7)	07/01/51	65,100,000	64,849,251

2.00% (7)	07/01/51	63,700,000	63,587,187

2.50% (7)	07/01/51	34,875,000	35,672,714

2.50% (7)	07/01/51	84,000,000	86,099,756

3.00% (7)	05/01/49	12,950,000	13,495,448

Total Residential Mortgage-Backed Securities — Agency

(Cost: $493,637,883)			502,894,935

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 2.8%

Aames Mortgage Investment Trust (06-1-A4)

0.65% (1 mo. USD LIBOR + 0.560%) (2)	04/25/36	1,608,832	1,603,302

Ajax Mortgage Loan Trust (19-F-A1)

2.86% (1)	07/25/59	2,932,250	2,943,071

CIM Trust (17-7-A)

3.00% (1),(6)	04/25/57	1,887,311	1,912,429

Citigroup Mortgage Loan Trust, Inc. (05-5-2A2)

5.75% (8)	08/25/35	248,057	202,212

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA)

5.75%	04/22/33	$3,613	$3,780

CSMC Series, Ltd. (10-3R-2A3)

4.16% (1),(6)	12/26/36	697,169	702,501

CSMC Series, Ltd. (15-5R-1A1)

1.01% (1),(6)	09/27/46	742,391	742,391

CSMC Trust (14-7R-8A1)

2.98% (1),(6)	07/27/37	266,953	266,923

CSMC Trust (18-RPL9-A)

3.85% (1),(6)	09/25/57	3,144,741	3,297,780

GS Mortgage-Backed Securities Trust (18-RPL1-A1A)

3.75% (1)	10/25/57	3,044,828	3,081,342

GSAA Home Equity Trust (05-11-2A2)

0.73% (1 mo. USD LIBOR + 0.640%) (2)	10/25/35	1,312,442	1,313,245

Indymac Index Mortgage Loan Trust (05-AR6-2A1)

0.57% (1 mo. USD LIBOR + 0.480%) (2)	04/25/35	575,229	526,474

Mid-State Trust (04-1-B)

8.90%	08/15/37	549,694	612,529

Morgan Stanley Capital, Inc. (04-WMC2-M1)

1.00% (1 mo. USD LIBOR + 0.915%) (2)	07/25/34	744,608	719,858

Morgan Stanley Mortgage Loan Trust (04-3-4A)

5.64% (6)	04/25/34	109,744	116,342

New Century Home Equity Loan Trust (05-D-A1)

0.53% (1 mo. USD LIBOR + 0.44%) (2)	02/25/36	2,198,925	2,194,901

Option One Mortgage Loan Trust (05-2-M1)

0.75% (1 mo. USD LIBOR + 0.660%) (2)	05/25/35	1,561,078	1,563,565

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates (05-WCW2-M3)

0.91% (1 mo. USD LIBOR + 0.825%) (2)	07/25/35	10,000,000	10,013,710

RASC Series Trust (06-KS7-A4)

0.33% (1 mo. USD LIBOR + 0.240%) (2)	09/25/36	896,032	896,066

Structured Asset Investment Loan Trust (04-6-A3)

0.89% (1 mo. USD LIBOR + 0.800%) (2)	07/25/34	2,419,480	2,269,444

Structured Asset Securities Corp. (03-34A-5A4)

2.39% (6)	11/25/33	218,100	221,304

WaMu Mortgage Pass-Through Certificates (05-AR15-A1A1)

0.61% (1 mo. USD LIBOR + 0.52%) (2)	11/25/45	5,004,004	4,933,504

WaMu Mortgage Pass-Through Certificates (05-AR3-A2)

2.72% (6)	03/25/35	676,722	707,844

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Wells Fargo Alternative Loan Trust (07-PA3-2A1)

6.00% (8)	07/25/37	$55,801	$56,712

Wells Fargo Home Equity Asset-Backed Securities Trust (05-3-M6)

1.09% (1 mo. USD LIBOR + 1.005%) (2)	11/25/35	3,587,352	3,591,604

Wells Fargo Home Equity Trust (04-2-A33)

1.09% (1 mo. USD LIBOR + 1.000%) (2)	10/25/34	2,486,195	2,475,088

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $45,753,083)			46,967,921

U.S. TREASURY SECURITIES — 44.5%

U.S. Treasury Bond

1.75%	08/15/41	6,355,000	6,119,435

2.00%	08/15/51	99,611,000	101,071,163

2.25%	05/15/41	18,563,000	19,387,884

U.S. Treasury Inflation Indexed Bond (TIPS)

0.13%	02/15/51	3,824,512	4,354,332

U.S. Treasury Note

0.13%	08/31/23	35,780,000	35,575,942

0.25%	09/30/23	131,715,000	131,200,488

0.38%	10/31/23	152,360,000	152,009,316

0.75%	08/31/26	42,450,000	41,599,342

0.88%	09/30/26	112,935,000	111,402,421

1.13%	10/31/26	74,030,000	73,797,220

1.25%	08/15/31	46,250,000	44,945,606

1.75%	11/30/21	32,500,000	32,543,164

Total U.S. Treasury Securities

(Cost: $754,768,120)			754,006,313

Total Fixed Income Securities

(Cost: $1,822,352,563)			1,853,465,797

PURCHASED OPTIONS (9) (0.1%) (Cost: $1,104,032)			1,969,434

Issues		Shares	Value

MONEY MARKET INVESTMENTS — 13.0%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03%, 0.01% (10)		221,397,985	$221,397,985

Total Money Market Investments

(Cost: $221,397,985)			221,397,985

	Maturity Date	Principal Amount

SHORT TERM INVESTMENTS — 11.3%

U.S. TREASURY SECURITIES — 11.3%

U.S. Treasury Bill

0.06% (11)	01/06/22	$37,000,000	36,995,749

0.05% (11)	02/10/22	70,000,000	69,990,180

0.06% (11)	01/13/22	85,000,000	84,990,147

Total U.S. Treasury Securities (Cost: $191,981,570)			191,976,076

Total Short Term Investments

(Cost: $191,981,570)			191,976,076

Total Investments (133.8%) (Cost: $2,236,836,150)			2,268,809,292

Liabilities In Excess Of Other Assets (-33.8%)			(573,307,369)

Net Assets (100.0%)			$1,695,501,923

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Value	Net Unrealized Appreciation (Depreciation)
Long Futures
7	U.S. Ultra Long Bond Futures	12/21/21	$1,371,584	$1,374,844	$3,260

Short Futures
206	2-Year U.S. Treasury Note Futures	12/31/21	$(45,365,624)	$(45,165,500)	$200,124

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Purchased Swaptions — OTC

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Put
3-Year 30-Year Interest Rate Swap.	Citibank N.A	2.75	1/19/24	6,580,000	$6,580,000	$202,371	$194,110	$8,261

Purchased Options — Exchange Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Call
Eurodollar Futures	98.75	9/16/22	1,015	$2,537,500	$710,500	$637,112	$73,388
Put
Eurodollar Futures	99.13	12/10/21	690	$1,725,000	$1,056,563	$272,810	$783,753

					$1,767,063	$909,922	$857,141

Written Options — Exchange Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Call
Eurodollar Futures	99.00	9/16/22	(1,015)	$(2,537,500)	$(425,031)	$(335,388)	$(89,643)
Put
Eurodollar Futures	97.88	9/16/22	(1,015)	(2,537,500)	(393,313)	(256,003)	(137,310)
Eurodollar Futures	98.75	12/10/21	(1,380)	(3,450,000)	(983,250)	(224,131)	(759,119)

					$(1,801,594)	$(815,522)	$(986,072)

Centrally Cleared — Interest Rate Swap Agreements

Notional Amount	Expiration Date	Payment Frequency	Payment Made by Fund	Payment Received by Fund	Unrealized Appreciation	Premium Paid	Value
38,150,000 (12)	07/24/25	Quarterly	3-Month USD LIBOR	1.026%	$(378,440)	$ —	$(378,440)
28,215,000 (12)	07/24/25	Quarterly	3-Month USD LIBOR	1.034%	(275,474)	$ —	(275,474)
19,075,000 (12)	07/24/25	Quarterly	3-Month USD LIBOR	1.073%	(171,692)	$ —	(171,692)
45,870,000 (12)	09/28/25	Quarterly	3-Month USD LIBOR	1.390%	(157,210)	$ —	(157,210)
2,355,000 (12)	07/24/53	Quarterly	1.785%	3-Month USD LIBOR	25,766	$ —	25,766
1,595,000 (12)	07/24/53	Quarterly	1.808%	3-Month USD LIBOR	8,943	$ —	8,943
3,915,000 (12)	09/28/53	Quarterly	1.870%	3-Month USD LIBOR	(33,679)	$ —	(33,679)
3,190,000 (12)	07/24/53	Quarterly	1.772%	3-Month USD LIBOR	44,354	$ —	44,354

					$(937,432)	$—	$(937,432)

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

October 31, 2021

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
TAC	Target Amortization Class.
TBA	To Be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2021, the value of these securities amounted to $207,828,370 or 12.3% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2021.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(4)	Restricted security (Note 11).
(5)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(6)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(7)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(8)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(9)	See options table for description of purchased options.
(10)	Rate disclosed is the 7-day net yield as of October 31, 2021.
(11)	Rate shown represents yield-to-maturity.
(12)	This instrument has a forward starting effective date. See Note 2, Significant Accounting Policies in the Notes to Financial Statements for further information.

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Investments by Sector	October 31, 2021

Sector	Percentage of Net Assets
U.S. Treasury Securities	55.8%
Residential Mortgage-Backed Securities — Agency	29.7
Corporate Bonds	23.8
Money Market Investments	13.0
Asset-Backed Securities	5.5
Residential Mortgage-Backed Securities — Non-Agency	2.8
Commercial Mortgage-Backed Securities — Non-Agency	2.0
Municipal Bonds	0.6
Commercial Mortgage-Backed Securities — Agency	0.5
Purchased Options	0.1
Other*	(33.8)

Total	100.0%

*	Includes futures, swap agreements, written options, pending trades, interest receivable, fund share transactions and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Fair Valuation Summary	October 31, 2021

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$403,021,925	$1,275,231	$404,297,156
Municipal Bonds	—	9,557,944	—	9,557,944
Asset-Backed Securities	—	87,849,194	4,765,793	92,614,987
Commercial Mortgage-Backed Securities — Agency	—	8,857,838	—	8,857,838
Commercial Mortgage-Backed Securities — Non-Agency	—	34,268,703	—	34,268,703
Residential Mortgage-Backed Securities — Agency	—	502,894,935	—	502,894,935
Residential Mortgage-Backed Securities — Non-Agency	—	46,967,921	—	46,967,921
U.S. Treasury Securities	749,651,981	4,354,332	—	754,006,313

Total Fixed Income Securities	749,651,981	1,097,772,792	6,041,024	1,853,465,797

Money Market Investments	221,397,985	—	—	221,397,985
Purchased Options	1,767,063	202,371	—	1,969,434
Short Term Investments	191,976,076	—	—	191,976,076

Total Investments	$1,164,793,105	$1,097,975,163	$6,041,024	$2,268,809,292

Asset Derivatives
Futures Contracts
Interest Rate Risk	203,384	—	—	203,384
Swap Agreements
Interest Rate Risk	—	79,063	—	79,063

Total	$1,164,996,489	$1,098,054,226	$6,041,024	$2,269,091,739

Liability Derivatives
Written Options
Interest Rate Risk	$(1,801,594)	$—	$—	$(1,801,594)
Swap Agreements
Interest Rate Risk	—	(1,016,495)	—	(1,016,495)

Total	$(1,801,594)	$(1,016,495)	$—	$(2,818,089)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 50.3%

ASSET-BACKED SECURITIES — 10.0%

Aimco CLO, Ltd. (20-11A-A1)

1.50% (3 mo. USD LIBOR + 1.380%) (1),(2)	10/15/31	$5,000	$5,000

Aimco CLO, Ltd. (20-11A-AR)

0.00% (3 mo. USD LIBOR + 1.130%) (1),(2)	10/17/34	5,000	5,002

AMMC CLO, Ltd. (20-23A-A1L)

1.52% (3 mo. USD LIBOR + 1.400%) (1),(2)	10/17/31	5,000	5,007

BlueMountain CLO, Ltd. (13-1A-A1R2)

1.36% (3 mo. USD LIBOR + 1.230%) (1),(2)	01/20/29	2,924	2,925

Brazos Higher Education Authority, Inc. (11-1-A2)

0.93% (3 mo. USD LIBOR + 0.800%) (2)	02/25/30	14,155	14,212

Chase Issuance Trust (12-A7-A7)

2.16%	09/15/24	10,000	10,165

Educational Services of America, Inc. (12-2-A)

0.82% (1 mo. USD LIBOR + 0.730%) (1),(2)	04/25/39	3,636	3,660

Global SC Finance II SRL (14-1A-A2)

3.09% (1)	07/17/29	24,200	24,443

Grand Avenue CRE (19-FL1-A)

1.21% (1 mo. USD LIBOR + 1.120%) (1), (2)	06/15/37	8,826	8,828

Home Partners of America Trust (17-1-B)

1.44% (1 mo. USD LIBOR + 1.350%) (1),(2)	07/17/34	4,000	4,000

Marathon CRE, Ltd. (18-FL1-A)

1.24% (1 mo. USD LIBOR + 1.150%) (1),(2)	06/15/28	10,226	10,228

Navient Private Education Refi Loan Trust (20-BA-A2)

2.12% (1)	01/15/69	28,579	28,966

Navient Private Education Refi Loan Trust (21-BA-A)

0.94% (1)	07/15/69	28,032	27,711

Nelnet Student Loan Trust (12-5A-A)

0.69% (1 mo. USD LIBOR + 0.600%) (1),(2)	10/27/36	2,644	2,633

NYACK Park CLO, Ltd. (21-1A-X)

0.77% (3 mo. USD LIBOR + 0.650%) (1),(2)	10/20/34	5,000	5,002

Progress Residential Trust (19-SFR3-A)

2.27% (1)	09/17/36	9,947	10,040

SLM Student Loan Trust (05-4-A3)

0.24% (3 mo. USD LIBOR + 0.120%) (2)	01/25/27	5,379	5,367

SLM Student Loan Trust (05-7-A4)

0.27% (3 mo. USD LIBOR + 0.150%) (2)	10/25/29	13,651	13,598

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

SLM Student Loan Trust (07-2-B)

0.29% (3 mo. USD LIBOR + 0.170%) (2)	07/25/25	$15,000	$13,673

SLM Student Loan Trust (08-1-A4)

0.77% (3 mo. USD LIBOR + 0.650%) (2)	01/25/22	7,965	7,845

SLM Student Loan Trust (08-3-A3)

1.12% (3 mo. USD LIBOR + 1.000%) (2)	10/25/21	7,985	7,975

SLM Student Loan Trust (08-3-B)

1.32% (3 mo. USD LIBOR + 1.200%) (2)	04/26/83	10,000	9,463

SLM Student Loan Trust (11-2-A1)

0.69% (1 mo. USD LIBOR + 0.600%) (2)	11/25/27	12,101	12,103

SLM Student Loan Trust (13-4-A)

0.64% (1 mo. USD LIBOR + 0.550%) (2)	06/25/43	7,333	7,303

SLM Student Loan Trust (13-6-A3)

0.74% (1 mo. USD LIBOR + 0.650%) (2)	06/25/55	8,471	8,488

SoFi Professional Loan Program LLC (17-A-A1)

0.79% (1 mo. USD LIBOR + 0.700%) (1),(2)	03/26/40	31,818	31,862

Tricon American Homes Trust (17-SFR2-B)

3.28% (1)	01/17/36	5,000	5,055

Total Asset-Backed Securities

(Cost: $290,449)			290,554

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 3.4%

Fannie Mae (12-M13-A2)

2.38%	05/25/22	33,683	33,683

Fannie Mae Pool #AM1671

2.10%	12/01/27	26,214	26,926

Freddie Mac Multifamily Structured Pass-Through Certificates (K032-X1) (I/O)

0.07% (3)	05/25/23	5,723,780	8,156

Freddie Mac Multifamily Structured Pass-Through Certificates (K723-X1) (I/O)

0.91% (3)	08/25/23	466,544	6,266

Freddie Mac Multifamily Structured Pass-Through Certificates (KC01-X1) (I/O)

0.42% (3)	12/25/22	220,032	900

Freddie Mac Multifamily Structured Pass-Through Certificates (K024-X1) (I/O)

0.77% (3)	09/25/22	291,449	1,572

Freddie Mac Multifamily Structured Pass-Through Certificates (K026-X1) (I/O)

0.94% (3)	11/25/22	137,213	999

Freddie Mac Multifamily Structured Pass-Through Certificates (K033-X1) (I/O)

0.29% (3)	07/25/23	1,266,692	5,598

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac Multifamily Structured Pass-Through Certificates (KS07-X) (I/O)

0.64% (3)	09/25/25	$491,150	$11,879

Ginnie Mae (11-53-IO) (I/O)

0.00% (3),(4)	05/16/51	217,131	8

Ginnie Mae (12-123-IO) (I/O)

0.69% (3)	12/16/51	130,229	2,331

Ginnie Mae (13-1-IO) (I/O)

0.58% (3)	02/16/54	44,248	732

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $99,613)			99,050

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 13.3%

Banc of America Commercial Mortgage Trust (17-BNK3-A2)

3.12%	02/15/50	4,500	4,520

BANK (18-BN14-A2)

4.13%	09/15/60	2,452	2,569

BBCMS Trust (18-BXH-A)

1.09% (1 mo. USD LIBOR + 1.000%) (1),(2)	10/15/37	8,346	8,364

Benchmark Mortgage Trust (18-B6-A2)

4.20%	10/10/51	6,887	7,131

CD Mortgage Trust (17-CD4-A2)

3.03%	05/10/50	5,000	5,044

Citigroup Commercial Mortgage Trust (13-375P-A)

3.25% (1)	05/10/35	3,500	3,600

Citigroup Commercial Mortgage Trust (13-GC11-AAB)

2.69%	04/10/46	2,568	2,596

Citigroup Commercial Mortgage Trust (16-C3-A2)

2.51%	11/15/49	3,915	3,915

COMM Mortgage Trust (12-CR2-A3)

2.84% (1)	08/15/45	18,175	18,249

COMM Mortgage Trust (12-CR3-A3)

2.82%	10/15/45	7,823	7,892

COMM Mortgage Trust (12-CR4-A3)

2.85%	10/15/45	10,933	11,091

COMM Mortgage Trust (12-CR4-XA) (I/O)

1.69% (3)	10/15/45	695,961	7,820

COMM Mortgage Trust (13-CR11-XA) (I/O)

0.91% (3)	08/10/50	536,754	7,605

COMM Mortgage Trust (13-LC6-XB) (I/O)

0.36% (1),(3)	01/10/46	100,000	411

COMM Mortgage Trust (14-CR14-A2)

3.15%	02/10/47	12,300	12,373

COMM Mortgage Trust (15-CR22-A2)

2.86%	03/10/48	9,218	9,270

COMM Mortgage Trust (15-DC1-A2)

2.87%	02/10/48	13,595	13,595

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

COMM Mortgage Trust (15-LC19-A2)

2.79%	02/10/48	$1,467	$1,466

COMM Mortgage Trust (15-LC23-A2)

3.22%	10/10/48	4,448	4,445

COMM Mortgage Trust (19-WCM-A)

0.98% (1 mo. USD LIBOR + 0.900%) (1), (2)	10/15/34	31,983	31,983

DBWF Mortgage Trust (18-AMXP-A)

3.75% (1),(3)	05/05/35	15,000	15,011

GS Mortgage Securities Trust (11-GC5-XA) (I/O)

0.00% (1),(3)	08/10/44	216,799	1

GS Mortgage Securities Trust (12-GCJ7-A4)

3.38%	05/10/45	6,074	6,086

GS Mortgage Securities Trust (12-GCJ7-AS)

4.09%	05/10/45	14,000	14,118

GS Mortgage Securities Trust (13-GC13-AAB)

3.72% (3)	07/10/46	3,034	3,101

GS Mortgage Securities Trust (13-GC16-XA) (I/O)

1.01% (3)	11/10/46	438,469	7,238

JPMBB Commercial Mortgage Securities Trust (13-C17-XA) (I/O)

0.73% (3)	01/15/47	123,311	1,644

JPMBB Commercial Mortgage Securities Trust (14-C19-A3)

3.67%	04/15/47	2,988	3,009

JPMBB Commercial Mortgage Securities Trust (14-C21-ASB)

3.43%	08/15/47	18,953	19,526

JPMBB Commercial Mortgage Securities Trust (15-C32-A2)

2.82%	11/15/48	10,328	10,416

JPMorgan Chase Commercial Mortgage Securities Trust (12-C8-A3)

2.83%	10/15/45	7,260	7,346

JPMorgan Chase Commercial Mortgage Securities Trust (12-CBX-A4)

3.48%	06/15/45	4,400	4,454

LB-UBS Commercial Mortgage Trust (06-C6-XCL) (I/O)

0.43% (1),(3),(5)	09/15/39	289,760	42

Morgan Stanley Bank of America Merrill Lynch Trust (14-C14-A4)

3.79%	02/15/47	3,513	3,594

Morgan Stanley Bank of America Merrill Lynch Trust (14-C15-XA) (I/O)

0.93% (3)	04/15/47	972,170	16,004

Morgan Stanley Bank of America Merrill Lynch Trust (14-C17-XA) (I/O)

1.06% (3)	08/15/47	493,930	9,581

Morgan Stanley Capital I Trust (15-MS1-ASB)

3.46%	05/15/48	7,446	7,759

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

One New York Plaza Trust (20-1NYP-A)

1.04% (1 mo. USD LIBOR + 0.950%) (1),(2)	01/15/26	$3,000	$3,007

OPG Trust (21-PORT-XCP) (I/O)

0.05% (1),(3)	10/15/36	11,819,000	5,238

PFP, Ltd. (19-5-A)

1.06% (1 mo. USD LIBOR + 0.970%) (1),(2)	04/14/36	25,471	25,486

UBS Commercial Mortgage Trust (12-C1-A3)

3.40%	05/10/45	10,815	10,824

UBS-Barclays Commercial Mortgage Trust (12-C2-A4)

3.53%	05/10/63	10,000	10,091

Wells Fargo Commercial Mortgage Trust (16-C35-A2)

2.50%	07/15/48	951	950

Wells Fargo Commercial Mortgage Trust (16-NXS6-A2)

2.40%	11/15/49	3,569	3,573

Wells Fargo Commercial Mortgage Trust (17-C38-A2)

3.04%	07/15/50	2,912	2,936

WFRBS Commercial Mortgage Trust (12-C10-A3)

2.88%	12/15/45	6,000	6,090

WFRBS Commercial Mortgage Trust (12-C8-A3)

3.00%	08/15/45	8,000	8,080

WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O)

1.86% (1),(3)	11/15/45	102,303	1,116

WFRBS Commercial Mortgage Trust (13-C14-XA) (I/O)

0.67% (3)	06/15/46	918,301	7,125

WFRBS Commercial Mortgage Trust (14-C20-A4)

3.72%	05/15/47	6,548	6,725

Total Commercial Mortgage-Backed Securities — Non-Agency

(Cost: $383,467)			384,110

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 1.6%

Fannie Mae (02-41-F)

0.64% (1 mo. USD LIBOR + 0.550%) (2)	07/25/32	18,755	18,925

Fannie Mae (05-W3-2AF)

0.31% (1 mo. USD LIBOR + 0.220%) (2)	03/25/45	7,560	7,540

Fannie Mae (11-110-FE) (PAC)

0.49% (1 mo. USD LIBOR + 0.400%) (2)	04/25/41	18,341	18,405

Total Residential Mortgage-backed Securities — Agency

(Cost: $44,257)			44,870

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 4.1%

Alternative Loan Trust (05-56-4A1)

0.71% (1 mo. USD LIBOR + 0.620%) (2)	11/25/35	7,591	7,405

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

CHL Mortgage Pass-Through Trust (04-25-1A1)

0.75% (1 mo. USD LIBOR + 0.660%) (2)	02/25/35	$11,388	$11,185

Encore Credit Receivables Trust (05-3-M4)

0.99% (1 mo. USD LIBOR + 0.900%) (2)	10/25/35	25,000	25,071

First Franklin Mortgage Loan Asset-Backed Certificates (04-FF5-A3C)

1.09% (1 mo. USD LIBOR + 1.000%) (2)	08/25/34	5,435	5,508

JPMorgan Mortgage Trust (05-A5-TA1)

2.55% (3)	08/25/35	732	753

JPMorgan Mortgage Trust (05-A6-7A1)

2.95% (3),(6)	08/25/35	8,201	7,729

MASTR Adjustable Rate Mortgages Trust (04-13-3A1)

2.72% (3)	11/21/34	16,162	16,427

MASTR Seasoned Securitization Trust (05-1-4A1)

2.38% (3)	10/25/32	10,165	10,151

Mid-State Trust (04-1-M1)

6.50%	08/15/37	10,138	10,909

Morgan Stanley Mortgage Loan Trust (07-6XS-1A2S)

5.50%	02/25/47	1,263	1,262

MortgageIT Trust (05-3-A1)

0.69% (1 mo. USD LIBOR + 0.600%) (2)	08/25/35	4,299	4,290

MortgageIT Trust (05-5-A1)

0.61% (1 mo. USD LIBOR + 0.520%) (2)	12/25/35	19,057	19,248

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $112,742)			119,938

CORPORATE BONDS — 17.0%

Agriculture — 0.2%

Imperial Brands Finance PLC

3.13% (1)	07/26/24	5,000	5,224

Airlines — 0.2%

US Airways Group, Inc. Pass-Through Certificates (12-1-A) (EETC)

5.90%	04/01/26	5,466	5,794

Auto Manufacturers — 0.5%

Daimler Finance North America LLC

1.75% (1)	03/10/23	5,000	5,074

Ford Motor Credit Co. LLC

4.25%	09/20/22	10,000	10,241

			15,315

Banks — 6.7%

Bank of America Corp.

1.73% (SOFR + 0.960%)(2)	07/22/27	5,000	4,972

3.46% (3 mo. USD LIBOR + 0.970%) (2)	03/15/25	10,000	10,543

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

Bank of America NA

3.34% (3.335% to 1/25/22 then 3 mo. USD LIBOR + 0.650%) (2)	01/25/23	$10,000	$10,070

Citigroup, Inc.

1.07% (3 mo. USD LIBOR + 0.950%) (2)	07/24/23	22,000	22,128

Credit Suisse Group AG

1.31% (SOFR + 0.980%) (1),(2)	02/02/27	10,000	9,697

Discover Bank

4.20%	08/08/23	10,000	10,604

DNB Bank ASA

1.13% (U.S. 1-year Treasury Constant Maturity Rate + 0.850%) (1),(2)	09/16/26	5,000	4,918

Goldman Sachs Group, Inc. (The)

1.43% (SOFR + 0.798%) (2)	03/09/27	5,000	4,925

2.91% (3 mo. USD LIBOR + 0.990%) (2)	07/24/23	5,000	5,080

3.27% (3 mo. USD LIBOR + 1.201%) (2)	09/29/25	10,000	10,557

HSBC Holdings PLC

2.21% (SOFR + 1.285%) (2)	08/17/29	5,000	4,907

JPMorgan Chase & Co.

1.12% (3 mo. USD LIBOR + 1.000%) (2)	01/15/23	25,000	25,059

Macquarie Group, Ltd.

1.34% (SOFR + 1.069%) (1),(2)	01/12/27	5,000	4,912

2.87% (SOFR + 1.532%) (1),(2)	01/14/33	5,000	4,974

Morgan Stanley

1.51% (SOFR + 0.858%) (2)	07/20/27	5,000	4,920

2.72% (SOFR + 1.152%) (2)	07/22/25	15,000	15,576

NatWest Group PLC (United Kingdom)

4.27% (3 mo. USD LIBOR + 1.762%) (2)	03/22/25	5,000	5,353

Santander UK Group Holdings PLC (United Kingdom)

1.53% (U.S. 1-year Treasury Constant Maturity Rate + 1.250%) (2)	08/21/26	10,000	9,889

4.80% (3 mo. USD LIBOR +1.570%) (2)	11/15/24	5,000	5,371

Wells Fargo & Co.

2.16% (3 mo. USD LIBOR + 0.750%) (2)	02/11/26	15,000	15,355

2.39% (SOFR + 2.100%) (2)	06/02/28	5,000	5,084

			194,894

Beverages — 0.2%

Bacardi, Ltd.

4.45% (1)	05/15/25	5,000	5,465

Issues	Maturity Date	Principal Amount	Value

Commercial Services — 0.4%

IHS Markit, Ltd.

4.00% (1)	03/01/26	$5,000	$5,434

5.00% (1)	11/01/22	5,000	5,169

			10,603

Diversified Financial Services — 0.1%

Park Aerospace Holdings, Ltd.

4.50% (1)	03/15/23	2,000	2,084

Electric — 0.3%

Duke Energy Corp.

2.55%	06/15/31	5,000	5,029

NextEra Energy Capital Holdings, Inc.

0.40% (3 mo. USD LIBOR + 0.270%) (2)	02/22/23	5,000	5,002

			10,031

Food — 0.3%

Kraft Heinz Foods Co.

5.00%	07/15/35	3,000	3,705

Smithfield Foods, Inc.

4.25% (1)	02/01/27	5,000	5,430

			9,135

Health Care-Services — 0.8%

Centene Corp.

3.00%	10/15/30	3,000	3,053

CommonSpirit Health

2.76%	10/01/24	5,000	5,219

HCA, Inc.

5.00%	03/15/24	5,000	5,442

Humana, Inc.

0.65%	08/03/23	10,000	9,995

			23,709

Insurance — 2.9%

Athene Global Funding

0.75% (SOFR + 0.700%) (1),(2)	05/24/24	5,000	5,024

Equitable Financial Life Global Funding

0.80% (1)	08/12/24	5,000	4,966

Nationwide Mutual Insurance Co.

2.41% (3 mo. USD LIBOR + 2.290%) (1),(2)	12/15/24	70,000	70,041

Willis North America, Inc.

2.95%	09/15/29	5,000	5,167

			85,198

Lodging — 0.2%

Hyatt Hotels Corp.

1.30%	10/01/23	5,000	5,006

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Media — 0.1%

Charter Communications Operating LLC / Charter Communications Operating Capital

1.78% (3 mo. USD LIBOR + 1.650%) (2)	02/01/24	$4,000	$4,101

Miscellaneous Manufacturers — 0.3%

General Electric Co.

0.60% (3 mo. USD LIBOR + 0.480%) (2)	08/15/36	10,000	9,040

Packaging & Containers — 0.2%

Berry Global, Inc.

4.88%(1)	07/15/26	5,000	5,244

Pharmaceuticals — 0.3%

Bayer US Finance II LLC

3.88%(1)	12/15/23	3,000	3,169

4.38%(1)	12/15/28	5,000	5,632

			8,801

Pipelines — 0.3%

Energy Transfer LP

4.95%	06/15/28	5,000	5,713

Plains All American Pipeline LP / PAA Finance Corp.

4.50%	12/15/26	2,000	2,207

			7,920

REIT — 1.1%

American Campus Communities Operating Partnership LP

3.75%	04/15/23	5,000	5,182

Camden Property Trust

2.95%	12/15/22	5,000	5,100

CyrusOne LP / CyrusOne Finance Corp.

2.90%	11/15/24	5,000	5,228

GLP Capital LP / GLP Financing II, Inc.

5.38%	11/01/23	5,000	5,373

SL Green Operating Partnership LP

3.25%	10/15/22	5,000	5,107

Ventas Realty LP

2.65%	01/15/25	5,000	5,194

			31,184

Retail — 0.4%

Dollar Tree, Inc.

4.00%	05/15/25	10,000	10,837

Savings & Loans — 0.6%

Nationwide Building Society (United Kingdom)

4.36% (3 mo. USD LIBOR + 1.392%) (1), (2)	08/01/24	5,000	5,291

TIAA FSB Holdings, Inc.

5.75%	07/02/25	10,000	10,953

			16,244

Issues	Maturity Date	Principal Amount	Value

Telecommunications — 0.9%

AT&T, Inc.

1.29% (3 mo. USD LIBOR + 1.180%) (2)	06/12/24	$10,000	$10,233

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

5.15% (1)	09/20/29	15,000	16,950

			27,183

Total Corporate Bonds

(Cost: $486,800)			493,012

MUNICIPAL BONDS — 0.9%

City of Baltimore MD, General Obligation Unlimited

5.00%	10/15/25	5,000	5,495

County of Miami-Dade FL Aviation Revenue, Revenue Bond

2.32%	10/01/22	5,000	5,096

Regents of the University of California Medical Center Pooled, Revenue Bond

3.26%	05/15/60	5,000	5,427

State of California, General Obligation Unlimited

2.50%	10/01/22	10,000	10,208

Total Municipal Bonds

(Cost: $25,821)			26,226

Total Fixed Income Securities

(Cost: $1,443,149)			1,457,760

MONEY MARKET INVESTMENTS — 12.3% (Cost: $355,348)

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03%

0.01% (7),(8)	01/05/50	355,348	355,348

SHORT TERM INVESTMENTS — 37.5%

U.S. TREASURY SECURITIES — 37.5%

U.S. Cash Management Bill

0.04% (9)	02/08/22	150,000	149,983

0.05% (9)	02/01/22	130,000	129,982

0.05% (9)	01/25/22	135,000	134,984

U.S. Treasury Bill

0.05% (9)	01/20/22	75,000	74,991

0.05% (9)	02/10/22	135,000	134,981

0.05% (9)	02/24/22	150,000	149,975

0.06% (9)	01/13/22	75,000	74,991

0.06% (9)	01/06/22	235,000	234,973

Total U.S. Treasury Securities

(Cost: $1,084,871)			1,084,860

Total Investments (100.1%) (Cost: $2,883,368)			2,897,968

Liabilities In Excess Of Other Assets (-0.1%)			(4,079)

Net Assets (100.0%)			$2,893,889

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2021

Total Return Swaps (8)

Notional Amount	Expiration Date	Counterparty	Payment Made by Fund	Payment Received by Fund	Payment Frequency	Unrealized Appreciation	Premium Paid	Value
OTC Swaps
$2,962,893	11/23/21	Credit Suisse International	3-Month U.S. Treasury Bills plus 0.2%	Credit Suisse Custom 24 Total Return Index (10)	Monthly	$ (13,024)	$ —	$ (13,024)
124,000	11/23/21	Credit Suisse International	Custom 24 Total Return Index (10)	3-Month U.S. Treasury Bills plus 0.2%	Monthly	2,974	—	2,974
50,000	11/23/21	Credit Suisse International	3-Month U.S. Treasury Bills plus 0.2%	Credit Suisse Custom 24 Total Return Index (10)	Monthly	(1,123)	—	(1,123)
82,000	11/23/21	Credit Suisse International	Custom 24 Total Return Index (10)	3-Month U.S. Treasury Bills plus 0.2%	Monthly	784	—	784
50,000	11/23/21	Credit Suisse International	3-Month U.S. Treasury Bills plus 0.2%	Credit Suisse Custom 24 Total Return Index	Monthly	—	—	—

						$(10,389)	$—	$(10,389)

Notes to the Schedule of Investments:

CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/O	Interest Only Security.
REIT	Real Estate Investment Trust.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2021, the value of these securities amounted to $467,568 or 16.2% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2021.
(3)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(4)	Security is not accruing interest.
(5)	Restricted security (Note 7).
(6)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(7)	Rate disclosed is the 7-day net yield as of October 31, 2021.
(8)	All or a portion of this security is owned by TCW Cayman Enhanced Commodity Fund, Ltd.
(9)	Rate shown represents yield-to-maturity.
(10)	Custom Index has exposure to the following commodities as shown on the next four pages.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments

Components of Total Return Swap	October 31, 2021

Description (1)	Notional Amount	Weight %	Unrealized Appreciation (Depreciation)
Natural Gas	$381,917	12.89%	$(2,455)
Gold	314,659	10.62%	(2,175)
WTI Crude Oil	301,326	10.17%	(2,642)
Brent Crude Oil	236,439	7.98%	(3,221)
Corn	149,922	5.06%	7,649
Copper High Grade	145,774	4.92%	(4,378)
Aluminium Primary	129,478	4.37%	(7,155)
Soybeans	123,553	4.17%	1,846
Coffee ‘C’ Arabica	107,553	3.63%	2,139
Live Cattle	103,405	3.49%	595
Soybean Oil	102,516	3.46%	(953)
Gasoil	96,887	3.27%	(1,813)
Silver	88,294	2.98%	(1,851)
Zinc High Grade	87,702	2.96%	(1,710)
Sugar #11	85,035	2.87%	835
SRW Wheat	81,183	2.74%	1,744
RBOB Gasoline	78,220	2.64%	(1,963)
Heating Oil	76,739	2.59%	(1,730)
Nickel Primary	67,258	2.27%	(1,044)
Soybean Meal	63,406	2.14%	955
Cotton	48,592	1.64%	2,150
HRW Wheat	47,703	1.61%	741
Lean Hogs	45,332	1.53%	1,381
United States Treasury Bill	—	—	31

	$2,962,893	100.00%	$(13,024)

(1)	Commodity Exposures of the Credit Suisse Custom 24 Total Return Index.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments

Components of Total Return Swap	October 31, 2021

Description (1)	Notional Amount	Weight %	Unrealized Appreciation (Depreciation)
Natural Gas	$15,984	12.89%	$1,749
Gold	13,169	10.62%	165
WTI Crude Oil	12,611	10.17%	125
Brent Crude Oil	9,895	7.98%	193
Corn	6,274	5.06%	(314)
Copper High Grade	6,101	4.92%	228
Aluminium Primary	5,419	4.37%	310
Soybeans	5,171	4.17%	(10)
Coffee ‘C’ Arabica	4,501	3.63%	(32)
Live Cattle	4,328	3.49%	14
Soybean Oil	4,290	3.46%	108
Gasoil	4,055	3.27%	140
Silver	3,695	2.98%	97
Zinc High Grade	3,670	2.96%	82
Sugar #11	3,559	2.87%	21
SRW Wheat	3,398	2.74%	(55)
RBOB Gasoline	3,274	2.64%	109
Heating Oil	3,212	2.59%	103
Nickel Primary	2,815	2.27%	126
Soybean Meal	2,654	2.14%	(36)
Cotton	2,034	1.64%	(82)
HRW Wheat	1,996	1.61%	(21)
Lean Hogs	1,897	1.53%	(45)
United States Treasury Bill	—	—	(1)

	$124,002	100.00%	$2,974

(1)	Commodity Exposures of the Credit Suisse Custom 24 Total Return Index.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments

Components of Total Return Swap	October 31, 2021

Description (1)	Notional Amount	Weight %	Unrealized Appreciation (Depreciation)
Natural Gas	$6,445	12.89%	$(643)
Gold	5,310	10.62%	(28)
WTI Crude Oil	5,085	10.17%	(96)
Brent Crude Oil	3,990	7.98%	(97)
Corn	2,530	5.06%	103
Copper High Grade	2,460	4.92%	(72)
Aluminium Primary	2,185	4.37%	(88)
Soybeans	2,085	4.17%	3
Coffee ‘C’ Arabica	1,815	3.63%	(35)
Live Cattle	1,745	3.49%	(27)
Soybean Oil	1,730	3.46%	(26)
Gasoil	1,635	3.27%	(54)
Silver	1,490	2.98%	(9)
Zinc High Grade	1,480	2.96%	(18)
Sugar #11	1,435	2.87%	(28)
SRW Wheat	1,370	2.74%	34
RBOB Gasoline	1,320	2.64%	(47)
Heating Oil	1,295	2.59%	(47)
Nickel Primary	1,135	2.27%	(37)
Soybean Meal	1,070	2.14%	15
Cotton	820	1.64%	31
HRW Wheat	805	1.61%	9
Lean Hogs	765	1.53%	33
United States Treasury Bill	—	—	1

	$50,000	100.00%	$(1,123)

(1)	Commodity Exposures of the Credit Suisse Custom 24 Total Return Index.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments

Components of Total Return Swap	October 31, 2021

Description (1)	Notional Amount	Weight %	Unrealized Appreciation (Depreciation)
Natural Gas	$10,570	12.89%	$648
Gold	8,709	10.62%	91
WTI Crude Oil	8,339	10.17%	(32)
Brent Crude Oil	6,544	7.98%	7
Corn	4,149	5.06%	(36)
Copper High Grade	4,034	4.92%	69
Aluminium Primary	3,583	4.37%	39
Soybeans	3,419	4.17%	(10)
Coffee ‘C’ Arabica	2,977	3.63%	(56)
Live Cattle	2,862	3.49%	32
Soybean Oil	2,837	3.46%	(16)
Gasoil	2,681	3.27%	(10)
Silver	2,444	2.98%	18
Zinc High Grade	2,427	2.96%	(5)
Sugar #11	2,353	2.87%	42
SRW Wheat	2,247	2.74%	1
RBOB Gasoline	2,165	2.64%	(3)
Heating Oil	2,124	2.59%	7
Nickel Primary	1,861	2.27%	12
Soybean Meal	1,755	2.14%	(6)
Cotton	1,345	1.64%	7
HRW Wheat	1,320	1.61%	7
Lean Hogs	1,255	1.53%	(23)
United States Treasury Bill	—	—	1

	$82,000	100.00%	$784

(1)	Commodity Exposures of the Credit Suisse Custom 24 Total Return Index.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Investments by Sector	October 31, 2021

Sector	Percentage of Net Assets
U.S. Treasury Securities	37.5%
Corporate Bonds	17.0
Commercial Mortgage-Backed Securities — Non-Agency	13.3
Money Market Investments	12.3
Asset-Backed Securities	10.0
Residential Mortgage-Backed Securities — Non-Agency	4.1
Commercial Mortgage-Backed Securities — Agency	3.4
Residential Mortgage-Backed Securities — Agency	1.6
Municipal Bonds	0.9
Other*	(0.1)

Total	100.0%

*	Includes swaps, interest receivable and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Fair Valuation Summary	October 31, 2021

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$290,554	$—	$290,554
Commercial Mortgage-Backed Securities — Agency	—	99,050	—	99,050
Commercial Mortgage-Backed Securities — Non-Agency	—	384,110	—	384,110
Residential Mortgage-Backed Securities — Agency	—	44,870	—	44,870
Residential Mortgage-Backed Securities — Non-Agency	—	119,938	—	119,938
Corporate Bonds*	—	493,012	—	493,012
Municipal Bonds	—	26,226	—	26,226

Total Fixed Income Securities	—	1,457,760	—	1,457,760

Money Market Investments	355,348	—	—	355,348
Short-Term Investments	1,084,860	—	—	1,084,860

Total Investments	$1,440,208	$1,457,760	$—	$2,897,968

Asset Derivatives
Swap Agreements
Commodity Risk	—	3,758	—	3,758

Total	$1,440,208	$1,461,518	$—	$2,901,726

Liability Derivatives
Total Return Swaps
Commodity Risk	$—	$(14,147)	$—	$(14,147)

Total	$—	$(14,147)	$—	$(14,147)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount		Value

FIXED INCOME SECURITIES —105.1% of Net Assets

CORPORATE BONDS — 24.9%

Aerospace/Defense — 0.2%

Boeing Co. (The)

1.43%	02/04/24		$80,000	$80,050

Agriculture — 1.2%

Altria Group, Inc.

1.00%	02/15/23		100,000	117,148

BAT Capital Corp.

4.54%	08/15/47		55,000	57,725

BAT International Finance PLC (United Kingdom)

2.25% (1)	01/16/30		100,000	120,772

Imperial Brands Finance PLC

4.25% (2)	07/21/25		50,000	54,105

8.13% (1)	03/15/24	GBP	50,000	78,535

				428,285

Airlines — 0.3%

Delta Air Lines, Inc. Pass-Through Certificates (20-1A-AA)

2.00%	12/10/29		84,619	84,764

US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC)

6.25%	10/22/24		8,053	8,321

US Airways Group, Inc. Pass-Through Certificates (12-1-A) (EETC)

5.90%	04/01/26		27,328	28,968

				122,053

Auto Manufacturers — 0.4%

Ford Motor Credit Co. LLC

1.20% (3 mo. USD LIBOR + 1.080%) (3)	08/03/22		25,000	25,000

1.40% (3 mo. USD LIBOR + 1.270%) (3)	03/28/22		20,000	20,015

3.22%	01/09/22		20,000	20,085

General Motors Financial Co., Inc.

3.15%	06/30/22		20,000	20,297

3.45%	04/10/22		5,000	5,042

3.55%	07/08/22		10,000	10,207

4.20%	11/06/21		30,000	30,012

				130,658

Banks — 5.6%

Bank of America Corp.

1.66% (SOFR + 0.910%) (3)	03/11/27		180,000	179,344

2.09% (SOFR + 1.060%) (3)	06/14/29		75,000	74,164

3.09% (3 mo. USD LIBOR + 1.090%) (3)	10/01/25		80,000	84,149

Issues	Maturity Date	Principal Amount		Value

Banks (Continued)

3.82% (3 mo. USD LIBOR + 1.575%) (3)	01/20/28		$25,000	$27,318

Citigroup, Inc.

1.46% (SOFR + 0.770%) (3)	06/09/27		75,000	73,888

Credit Suisse Group AG

1.31% (SOFR + 0.980%) (2),(3)	02/02/27		35,000	33,939

2.19% (SOFR + 2.044%) (2),(3)	06/05/26		85,000	85,945

2.59% (SOFR + 1.560%) (2),(3)	09/11/25		60,000	61,687

Goldman Sachs Group, Inc. (The)

0.93% (SOFR + 0.486%) (3)	10/21/24		30,000	29,984

1.09% (SOFR + 0.789%) (3)	12/09/26		10,000	9,763

3.27% (3 mo. USD LIBOR + 1.201%) (3)	09/29/25		130,000	137,237

HSBC Holdings PLC (United Kingdom)

1.75% (SONIO/N + 1.307%) (3)	07/24/27	GBP	100,000	135,266

2.63% (3 mo. USD LIBOR + 1.402%) (3)	11/07/25		$5,000	5,175

4.29% (3 mo. USD LIBOR + 1.348%) (3)	09/12/26		15,000	16,344

JPMorgan Chase & Co.

0.77% (SOFR+ 0.490%) (3)	08/09/25		40,000	39,551

0.97% (SOFR + 0.580%) (3)	06/23/25		20,000	19,899

1.05% (SOFR + 0.800%) (3)	11/19/26		55,000	53,632

1.58% (SOFR + 0.885%) (3)	04/22/27		55,000	54,529

2.01% (SOFR + 1.585%) (3)	03/13/26		65,000	66,214

2.08% (SOFR + 1.850%) (3)	04/22/26		35,000	35,717

Lloyds Banking Group PLC (United Kingdom)

3.87% (1-year Treasury Constant Maturity Rate + 3.500%) (3)	07/09/25		50,000	53,499

3.90%	03/12/24		35,000	37,354

Macquarie Group, Ltd.

1.34% (SOFR + 1.069%) (2),(3)	01/12/27		95,000	93,328

2.87% (SOFR + 1.532%) (2),(3)	01/14/33		50,000	49,744

Morgan Stanley

1.16% (SOFR + 0.560%) (3)	10/21/25		125,000	124,387

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

1.59% (SOFR + 0.879%) (3)	05/04/27	$55,000	$54,515

Santander UK Group Holdings PLC (United Kingdom)

1.53% (U.S. 1-year Treasury Constant Maturity Rate + 1.250%) (3)	08/21/26	10,000	9,889

4.80% (3 mo. USD LIBOR +1.570%) (3)	11/15/24	65,000	69,828

Santander UK PLC (United Kingdom)

5.00% (2)	11/07/23	20,000	21,492

Wells Fargo & Co.

2.19% (SOFR + 2.000%) (3)	04/30/26	25,000	25,559

2.39% (SOFR + 2.100%) (3)	06/02/28	195,000	198,274

			1,961,614

Beverages — 0.5%

Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc.

4.90%	02/01/46	60,000	76,633

Anheuser-Busch InBev Worldwide, Inc.

4.60%	04/15/48	20,000	24,739

Bacardi, Ltd.

4.45% (2)	05/15/25	50,000	54,652

4.70% (2)	05/15/28	10,000	11,485

			167,509

Chemicals — 0.3%

International Flavors & Fragrances, Inc.

1.75%	03/14/24	100,000	120,111

Commercial Services — 0.3%

IHS Markit, Ltd.

4.00% (2)	03/01/26	50,000	54,341

4.75%	08/01/28	30,000	35,030

			89,371

Diversified Financial Services — 0.8%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust

2.45%	10/29/26	85,000	85,839

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

3.50%	05/26/22	25,000	25,325

3.88%	01/23/28	10,000	10,732

3.95%	02/01/22	25,000	25,138

4.13%	07/03/23	15,000	15,734

4.88%	01/16/24	15,000	16,143

Air Lease Corp.

3.25%	03/01/25	20,000	20,957

Issues	Maturity Date	Principal Amount	Value

Diversified Financial Services (Continued)

Avolon Holdings Funding, Ltd.

2.53% (2)	11/18/27	$24,000	$23,577

2.88% (2)	02/15/25	30,000	30,792

Park Aerospace Holdings, Ltd.

4.50% (2)	03/15/23	20,000	20,837

5.50% (2)	02/15/24	6,000	6,503

			281,577

Electric — 0.4%

FirstEnergy Transmission LLC

2.87% (2)	09/15/28	78,000	80,459

Pennsylvania Electric Co.

3.25% (2)	03/15/28	50,000	52,736

			133,195

Engineering & Construction — 0.4%

Heathrow Funding, Ltd.

5.23% (2)	02/15/23	75,000	107,877

PowerTeam Services LLC

9.03% (2)	12/04/25	16,000	17,281

			125,158

Environmental Control — 0.0%

GFL Environmental, Inc. (Canada)

3.75% (2)	08/01/25	7,000	7,211

5.13% (2)	12/15/26	9,000	9,440

			16,651

Food — 0.5%

Kraft Heinz Foods Co.

3.00%	06/01/26	34,000	35,539

4.38%	06/01/46	15,000	17,532

5.00%	07/15/35	30,000	37,050

Pilgrim’s Pride Corp.

4.25% (2)	04/15/31	37,000	39,094

5.88% (2)	09/30/27	16,000	16,876

Post Holdings, Inc.

4.63% (2)	04/15/30	25,000	25,156

			171,247

Health Care-Products — 0.7%

Becton Dickinson Euro Finance Sarl

0.63%	06/04/23	100,000	117,042

Thermo Fisher Scientific Finance I BV

2.00%	10/18/51	100,000	123,743

			240,785

Health Care-Services — 0.8%

CommonSpirit Health

2.78%	10/01/30	10,000	10,258

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Health Care-Services (Continued)

HCA, Inc.

4.13%	06/15/29	$49,000	$54,347

5.00%	03/15/24	18,000	19,592

5.25%	04/15/25	2,000	2,243

5.25%	06/15/49	84,000	109,059

Humana, Inc.

4.95%	10/01/44	10,000	12,985

Molina Healthcare, Inc.

3.88% (2)	11/15/30	63,000	65,211

5.38%	11/15/22	8,000	8,230

			281,925

Insurance — 0.7%

Athene Global Funding

1.99% (2)	08/19/28	90,000	87,677

Farmers Exchange Capital II

6.15% (3 mo. USD LIBOR + 3.744%) (2),(3)	11/01/53	80,000	101,449
Teachers Insurance & Annuity Association of America

4.27% (2)	05/15/47	40,000	49,069

			238,195

Internet — 0.5%

Alibaba Group Holding, Ltd.

2.13%	02/09/31	95,000	91,199

Tencent Holdings, Ltd.

3.60% (2)	01/19/28	90,000	95,981

			187,180

Media — 0.5%

Charter Communications Operating LLC / Charter Communications Operating Capital

5.38%	05/01/47	81,000	98,384

CSC Holdings LLC

6.50% (2)	02/01/29	7,000	7,516

Virgin Media Secured Finance PLC (United Kingdom)

4.50% (2)	08/15/30	54,000	54,007

5.50% (2)	05/15/29	16,000	16,903

			176,810

Miscellaneous Manufacturers — 0.9%
General Electric Co.

0.50% (3 mo. USD LIBOR + 0.380%)(3)	05/05/26	125,000	123,759

0.60% (3 mo. USD LIBOR + 0.480%) (3)	08/15/36	200,000	180,811

			304,570

Multi-National — 0.2%

International Bank for Reconstruction & Development

1.75% (1)	03/13/25	650,000	77,160

Issues	Maturity Date	Principal Amount		Value

Oil & Gas — 2.0%

Antero Resources Corp.

8.38% (2)	07/15/26		$10,000	$11,275

Energean Israel Finance, Ltd.

4.50% (1)	03/30/24		50,000	50,990

Exxon Mobil Corp.

1.41%	06/26/39		100,000	113,613

Leviathan Bond, Ltd.

6.75% (1)	06/30/30		55,000	60,603

Petroleos Mexicanos

5.50% (1)	02/24/25	EU	R197,000	249,117

7.69%	01/23/50		$15,000	14,356

SA Global Sukuk, Ltd.

2.69% (2)	06/17/31		200,000	200,680

Transocean Pontus, Ltd.

6.13% (2)	08/01/25		10,720	10,762

Transocean Poseidon, Ltd.

6.88% (2)	02/01/27		7,000	6,993

				718,389

Oil & Gas Services — 0.0%

Transocean Phoenix 2, Ltd.

7.75% (2)	10/15/24		12,500	12,731

USA Compression Partners LP / USA Compression Finance Corp.

6.88%	09/01/27		4,000	4,160

				16,891

Packaging & Containers — 0.4%

Berry Global, Inc.

1.00% (1)	01/15/25		100,000	117,181

Graphic Packaging International LLC

4.88%	11/15/22		8,000	8,237

				125,418

Pharmaceuticals — 1.2%

AbbVie, Inc.

4.50%	05/14/35		108,000	127,860

Bayer US Finance II LLC

4.25% (2)	12/15/25		35,000	38,385

4.38% (2)	12/15/28		25,000	28,162

4.63% (2)	06/25/38		25,000	29,611

4.88% (2)	06/25/48		65,000	81,851

Cigna Corp.

3.40%	03/15/51		35,000	37,014

CVS Health Corp.

5.05%	03/25/48		65,000	85,588

				428,471

Pipelines — 0.5%

Energy Transfer LP

5.00%	05/15/50		24,000	28,121

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2021

Issues	Maturity Date	Principal Amount		Value

Pipelines (Continued)

5.15%	03/15/45		$125,000	$146,172

Kinder Morgan Energy Partners LP

5.00%	08/15/42		15,000	17,832

				192,125

REIT — 1.7%

American Assets Trust LP

3.38%	02/01/31		40,000	41,318

American Campus Communities Operating Partnership LP

4.13%	07/01/24		30,000	32,294

CyrusOne LP / CyrusOne Finance Corp.

1.45%	01/22/27	EUR	100,000	116,469

2.90%	11/15/24		$45,000	47,049

3.45%	11/15/29		45,000	47,149

GLP Capital LP / GLP Financing II, Inc.

3.35%	09/01/24		45,000	47,371

5.25%	06/01/25		15,000	16,658

5.30%	01/15/29		40,000	46,010

5.38%	04/15/26		25,000	28,224

5.75%	06/01/28		5,000	5,812

Healthcare Trust of America Holdings LP (REIT)

3.10%	02/15/30		75,000	77,683

Lexington Realty Trust

2.70%	09/15/30		20,000	20,097

SL Green Operating Partnership LP

3.25%	10/15/22		55,000	56,180

				582,314

Retail — 0.5%

7-Eleven, Inc.

0.80% (2)	02/10/24		60,000	59,601
Alimentation Couche-Tard, Inc.

3.06%	07/26/24		95,000	79,107
Michaels Cos, Inc. (The)

5.25% (2)	05/01/28		20,000	20,226

				158,934

Savings & Loans — 0.2%

Nationwide Building Society (United Kingdom)

3.77% (3 mo. USD LIBOR + 1.064%)(2),(3)	03/08/24		65,000	67,495

Semiconductors — 0.1%

Intel Corp.

3.05%	08/12/51		23,000	23,463

Software — 0.2%

Oracle Corp.

3.95%	03/25/51		74,000	80,141

Issues	Maturity Date	Principal Amount		Value

Telecommunications — 2.9%

AT&T, Inc.

2.55%	12/01/33		$28,000	$27,176

3.80%	12/01/57		106,000	112,078

4.75%	05/15/46		130,000	158,453

Frontier Communications Holdings LLC

5.00% (2)	05/01/28		11,000	11,235

Intelsat Jackson Holdings S. A. (Luxembourg)

8.50% (2),(4)	10/15/24		21,000	11,287

9.75% (2),(4)	07/15/25		15,000	7,790

Level 3 Financing, Inc.

3.63% (2)	01/15/29		15,000	14,217

3.88% (2)	11/15/29		55,000	57,824

4.63% (2)	09/15/27		3,000	3,079

Qwest Corp.

7.25%	09/15/25		33,000	39,402

Sprint Corp.

7.88%	09/15/23		16,000	17,760

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

4.74% (2)	03/20/25		223,125	235,676

T-Mobile USA, Inc.

2.55%	02/15/31		20,000	19,860

2.63%	04/15/26		90,000	91,527

3.75%	04/15/27		60,000	65,145

3.88%	04/15/30		20,000	21,883

4.38%	04/15/40		20,000	22,875

Vodafone Group PLC (United Kingdom)

4.88%	06/19/49		78,000	97,440

				1,014,707

Total Corporate Bonds

(Cost: $8,638,506)				8,742,452

MUNICIPAL BONDS — 0.6%

Alabama Economic Settlement Authority, Revenue Bond

4.26%	09/15/32		40,000	45,880

City of New York NY, General Obligation Unlimited

3.00%	08/01/34		55,000	58,118

3.62%	04/01/31		50,000	54,385

County of Miami-Dade FL Aviation Revenue, Revenue Bond

2.86%	10/01/35		50,000	52,306

Total Municipal Bonds

(Cost: $205,340)				210,689

FOREIGN GOVERNMENT BONDS — 46.7%

Australia Government Bond

1.75% (1)	06/21/51	AUD	115,000	70,301

2.75% (1)	05/21/41	AUD	122,000	92,508

Bonos de la Tesoreria de la Republica en pesos

2.30% (1)	10/01/28	CLP	60,000,000	58,749

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value

FOREIGN GOVERNMENT BONDS (Continued)

2.50%	03/01/25	CLP	220,000,000	$246,579

Brazil Letras do Tesouro Nacional

0.00% (5)	01/01/24	BRL	2,618,000	361,168

Brazil Letras do Tesouro Nacional Bills

0.00% (5)	01/01/23	BRL	773,000	120,241

Canada Housing Trust

0.95% (2)	06/15/25	CAD	100,000	78,989

Canada Housing Trust No 1

1.75% (2)	06/15/30	CAD	315,000	248,694

Canadian Government Bond

0.25%	11/01/23	CAD	255,000	203,373

0.25%	03/01/26	CAD	225,000	172,458

2.75%	12/01/48	CAD	35,000	32,580

China Development Bank

3.09%	06/18/30	CNY	1,290,000	197,406

3.18%	04/05/26	CNY	2,160,000	337,817

4.24%	08/24/27	CNY	4,800,000	789,457

China Government Bond

2.85%	06/04/27	CNY	6,730,000	1,048,631

3.02%	05/27/31	CNY	270,000	42,379

3.13%	11/21/29	CNY	3,260,000	513,379

3.72%	04/12/51	CNY	3,180,000	518,148

Colombia Government International Bond

4.13%	02/22/42		$200,000	181,598

Colombian TES

5.75%	11/03/27	COP	275,700,000	66,735

Czech Republic Government Bond

0.45% (1)	10/25/23	CZK	2,980,000	128,452

French Republic Government Bond OAT

0.00% (1),(5)	11/25/31	EUR	180,000	202,754

0.50% (1)	06/25/44	EUR	55,000	61,027

0.75% (1)	05/25/52	EUR	32,000	36,043

Hungary Government Bond

2.25%	04/20/33	HUF	24,980,000	67,706

3.00%	08/21/30	HUF	2,250,000	6,861

Hungary Government International Bond

3.13% (2)	09/21/51		$200,000	195,373

Indonesia Government International Bond

1.40%	10/30/31	EUR	200,000	232,163

Indonesia Treasury Bond

6.63%	05/15/33	IDR	1,932,000,000	137,391

Ireland Government Bond

1.30% (1)	05/15/33	EUR	65,000	82,735

1.35% (1)	03/18/31	EUR	30,000	38,333

2.00% (1)	02/18/45	EUR	9,000	13,332

Israel Government Bond

3.75%	03/31/47	ILS	94,000	38,209

Italy Buoni Poliennali Del Tesoro

0.60% (1)	08/01/31	EUR	165,000	181,585

Issues	Maturity Date	Principal Amount		Value

FOREIGN GOVERNMENT BONDS (Continued)

1.50% (1)	04/30/45	EUR	95,000	$104,569

2.10% (1)	07/15/26	EUR	235,000	293,514

Japan Government Five-Year Bond

0.10%	09/20/25	JPY	63,800,000	563,779

Japan Government Ten-Year Bond

0.10%	06/20/31	JPY	20,700,000	181,850

Japan Government Thirty-Year Bond

0.40%	03/20/50	JPY	49,950,000	408,959

2.00%	03/20/42	JPY	37,750,000	428,865

Japan Government Twenty-Year Bond

0.50%	09/20/36	JPY	28,500,000	257,434

Korea Treasury Bond

1.88%	06/10/26	KRW	297,570,000	248,294

2.00%	06/10/31	KRW	151,110,000	123,165

Malaysia Government Bond

4.64%	11/07/33	MYR	1,049,000	268,140

Mexican Bonos

6.75%	03/09/23	MXN	3,544,000	173,293

Mexico Government International Bond

1.45%	10/25/33	EUR	100,000	107,528

New Zealand Government Bond

0.50%	05/15/24	NZD	795,000	547,254

1.75%	05/15/41	NZD	180,000	106,773

2.00%	05/15/32	NZD	160,000	107,951

2.75% (1)	04/15/37	NZD	107,000	75,935

Norway Government Bond

1.50% (1)	02/19/26	NOK	6,025,000	710,496

3.00% (1)	03/14/24	NOK	1,345,000	165,073

Panama Government International Bond

3.75% (1)	04/17/26		$18,000	19,155

Philippine Government International Bond

1.75%	04/28/41	EUR	100,000	113,257

Portugal Obrigacoes do Tesouro OT

1.00% (1)	04/12/52	EUR	115,000	123,490

2.13% (1)	10/17/28	EUR	64,000	84,315

2.25% (1)	04/18/34	EUR	135,000	185,354

4.95% (1)	10/25/23	EUR	168,000	215,728

Province of Ontario Canada

1.85%	02/01/27	CAD	155,000	125,378

2.05%	06/02/30	CAD	70,000	55,744

2.60%	06/02/25	CAD	45,000	37,603

2.65%	02/05/25	CAD	75,000	62,699

Romania Government Bond

3.25%	06/24/26	RON	1,100,000	244,196

Romanian Government International Bond

2.00% (1)	01/28/32	EUR	87,000	96,265

3.62% (2)	05/26/30	EUR	50,000	63,851

Russian Federal Bond — OFZ

7.95%	10/07/26	RUB	4,146,000	57,848

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2021

Issues	Maturity Date	Principal Amount		Value

FOREIGN GOVERNMENT BONDS (Continued)

Saudi Government International Bond

2.00% (1)	07/09/39	EUR	200,000	$242,950

Serbia International Bond

2.05% (2)	09/23/36	EUR	100,000	107,740

Singapore Government Bond

0.50%	11/01/25	SGD	120,000	86,523

1.63%	07/01/31	SGD	155,000	112,857

2.38%	07/01/39	SGD	89,000	68,309

2.88%	09/01/30	SGD	325,000	260,530
South Africa Government Bond

8.88%	02/28/35	ZAR	3,051,000	177,159
Spain Government Bond

0.35%	07/30/23	EUR	295,000	346,417

0.60% (1)	10/31/29	EUR	212,000	250,219

1.00% (1)	10/31/50	EUR	37,000	39,761

1.85% (1)	07/30/35	EUR	190,000	248,859
United Kingdom Gilt

0.13% (1)	01/31/23	GBP	120,000	163,598

0.38% (1)	10/22/26	GBP	260,000	348,228

1.25% (1)	10/22/41	GBP	136,000	188,780

1.63% (1)	10/22/28	GBP	95,000	137,008

1.75% (1)	09/07/37	GBP	186,000	276,353

2.75% (1)	09/07/24	GBP	110,000	159,547

Total Foreign Government Bonds

(Cost: $16,706,938)				16,375,747

ASSET-BACKED SECURITIES — 4.8%

BlueMountain CLO, Ltd. (13-1A-A1R2)

1.36% (3 mo. USD LIBOR + 1.230%) (2),(3)	01/20/29		$18,798	18,805

CoreVest American Finance Trust (20-1-A2)

2.30% (2)	03/15/50		30,000	30,216

Dryden Senior Loan Fund

1.77% (3 mo. USD LIBOR + 1.650%) (2),(3)	05/15/32		185,000	185,163

Eaton Vance CLO, Ltd. (13-1A-A13R)

1.37% (3 mo. USD LIBOR + 1.250%) (2),(3)	01/15/34		150,000	150,502

Educational Funding of the South, Inc. (11-1-A2)

0.77% (3 mo. USD LIBOR + 0.650%) (3)	04/25/35		11,145	11,140

Gilbert Park CLO, Ltd. (17-1A-A)

1.31% (3 mo. USD LIBOR + 1.190%) (2),(3)	10/15/30		100,000	100,095

GoldenTree Loan Opportunities IX, Ltd. (14-9A-AR2)

1.24% (3 mo. USD LIBOR + 1.110%) (2),(3)	10/29/29		100,000	100,011

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

LCM XIII LP (13A-ARR)

1.26% (3 mo. USD LIBOR + 1.140%) (2),(3)	07/19/27	$42,299	$42,327

Madison Park Funding XLVIII, Ltd. (21-48A-A)

1.27% (3 mo. USD LIBOR + 1.150%) (2),(3)	04/19/33	150,000	150,232

Madison Park Funding XVII, Ltd. (15-17A-AR2)

1.13% (3 mo. USD LIBOR + 1.000%) (2),(3)	07/21/30	150,000	150,075

OCP CLO 2020-19, Ltd. (20-19A-AR)

1.28% (3 mo. USD LIBOR + 1.150%) (2),(3)	10/20/34	100,000	100,047

Palmer Square CLO, Ltd. (19-1A-A1)

1.18% (3 mo. USD LIBOR + 1.05%) (2),(3)	04/20/27	10,594	10,604

Rockford Tower CLO, Ltd. (21-1A-B)

1.78% (3 mo. USD LIBOR + 1.650%) (2),(3)	07/20/34	180,000	180,244

Sixth Street CLO XVII, Ltd. (21-17A-A)

1.37% (3 mo. USD LIBOR + 1.240%) (2),(3)	01/20/34	150,000	150,561

SLC Student Loan Trust (06-1-A6)

0.28% (3 mo. USD LIBOR + 0.160%) (3)	03/15/55	100,000	97,742

SLM Student Loan Trust (08-5-B)

1.97% (3 mo. USD LIBOR + 1.850%) (3)	07/25/73	50,000	49,945

SLM Student Loan Trust (08-8-B)

2.37% (3 mo. USD LIBOR + 2.250%) (3)	10/25/75	57,000	57,465

SLM Student Loan Trust (08-9-B)

2.37% (3 mo. USD LIBOR + 2.250%) (3)	10/25/83	57,000	57,682

Student Loan Consolidation Center (02-2-B2)

1.65% (28-Day Auction Rate) (2),(3)	07/01/42	50,000	46,120

Total Asset-backed Securities

(Cost: $1,674,441)			1,688,976

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 1.5%

Fannie Mae (16-M2-X3) (I/O)

2.10% (6)	04/25/36	310,818	3,175

Fannie Mae (16-M4-X2) (I/O)

2.65% (6)	01/25/39	890,049	35,664

Fannie Mae, Pool #BL6060

2.46%	04/01/40	145,000	150,141

Freddie Mac Multifamily Structured Pass Through Certificates (K028-X1) (I/O)

0.23% (6)	02/25/23	3,352,945	8,212

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac Multifamily Structured Pass Through Certificates (KF59-A)

0.62% (1 mo. USD LIBOR + 0.540%) (3)	02/25/29	$62,163	$62,672

Freddie Mac Multifamily Structured Pass Through Certificates (KF73-AL)

0.68% (1 mo. USD LIBOR + 0.600%) (3)	11/25/29	177,348	179,034

Freddie Mac Multifamily Structured Pass-Through Certificates (K022-X3) (I/O)

1.81% (6)	08/25/40	800,000	10,788

Freddie Mac Multifamily Structured Pass-Through Certificates (K025-X3) (I/O)

1.75% (6)	11/25/40	2,850,000	46,288

Ginnie Mae (11-147-IO) (I/O)

0.00% (6)	10/16/44	977,797	10

Ginnie Mae (12-144-IO) (I/O)

0.35% (6)	01/16/53	1,814,159	22,667

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $566,677)			518,651

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 4.2%

Bank of America-First Union NB Commercial Mortgage (01-3-XC) (I/O)

1.30% (2),(6),(7)	04/11/37	1,059,353	10,778

BCMSC Trust (00-A-A4)

8.29% (6)	06/15/30	189,525	46,073

COMM Mortgage Trust (13-CR7-XA) (I/O)

1.18% (6)	03/10/46	670,739	8,513

COMM Mortgage Trust (12-CR4-XA) (I/O)

1.69% (6)	10/15/45	827,235	9,295

CPT Mortgage Trust (19-CPT-A)

2.87% (2)	11/13/39	35,000	36,774

DC Office Trust (19-MTC-A)

2.97% (2)	09/15/45	35,000	36,968

GS Mortgage Securities Corp. II (17-375H-A)

3.48% (2),(6)	09/10/37	75,000	80,889

GS Mortgage Securities Trust (10-C1-X) (I/O)

0.73% (2),(6)	08/10/43	1,920,262	23,261

GS Mortgage Securities Trust (11-GC3-X) (I/O)

0.00% (2),(6)	03/10/44	219,371	2

GS Mortgage Securities Trust (13-GC12-XA) (I/O)

1.40% (6)	06/10/46	4,735,366	73,943

GS Mortgage Securities Trust (14-GC20-XA) (I/O)

0.99% (6)	04/10/47	1,095,381	21,476

Hudson Yards Mortgage Trust (19-55HY-A)

2.94% (2),(6)	12/10/41	35,000	37,100

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-XB) (I/O)

0.39% (2),(6)	02/15/46	$6,353,416	$61,157

JPMorgan Chase Commercial Mortgage Securities Trust (14-C19-XA) (I/O)

0.66% (6)	04/15/47	2,478,354	34,931

Morgan Stanley Bank of America Merrill Lynch Trust (13-C7-XA) (I/O)

1.32% (6)	02/15/46	1,986,260	22,103
Natixis Commercial Mortgage Securities Trust (19-FAME-A)

3.05% (2)	08/15/36	130,000	131,625
Natixis Commercial Mortgage Securities Trust (19-NEMA-A)

3.82% (2)	02/15/39	190,000	211,805
New York City Housing Development Corp. (14-8SPR A)

3.71%	02/15/48	135,000	143,087
One Bryant Park Trust (19-OBP-A)

2.52% (2)	09/15/54	40,000	41,098
One Market Plaza Trust (17-1MKT-A)

3.61% (2)	02/10/32	150,000	150,906
Taurus CMBS (21-UK1A-A)

0.90% (2)	05/17/31	100,000	137,567
Taurus CMBS (21-UK4A-B)

0.00% (SONIA3M IR + 1.500%)(2),(3)	08/17/31	100,000	137,663
WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O)

1.86% (2),(6)	11/15/45	2,469,382	26,929

Total Commercial Mortgage-Backed Securities — Non-Agency

(Cost: $1,366,515)			1,483,943

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 14.1%

Fannie Mae, Pool #MA4152

2.00%	10/01/40	83,105	84,741

Fannie Mae (07-52-LS) (I/O) (I/F)

5.96% (-1 mo. USD LIBOR + 6.050%)(3)	06/25/37	47,749	5,098

Fannie Mae (08-18-SM) (I/O) (I/F)

6.91% (-1 mo. USD LIBOR + 7.000%) (3)	03/25/38	47,274	6,868

Fannie Mae (09-115-SB) (I/O) (I/F)

6.16% (-1 mo. USD LIBOR + 6.250%) (3)	01/25/40	31,934	5,388

Fannie Mae (10-116-SE) (I/O) (I/F)

6.51% (-1 mo. USD LIBOR + 6.600%) (3)	10/25/40	58,362	10,919

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae, Pool #AB3679

3.50%	10/01/41	$57,287	$62,220

Fannie Mae, Pool #AB4045

3.50%	12/01/41	83,948	91,884

Fannie Mae, Pool #AT5914

3.50%	06/01/43	28,267	30,544

Fannie Mae, Pool #BD7081

4.00%	03/01/47	22,928	24,865

Fannie Mae, Pool #CA0996

3.50%	01/01/48	65,231	69,981

Fannie Mae, Pool #CA2208

4.50%	08/01/48	2,482	2,690

Fannie Mae, Pool #FM2870

3.00%	03/01/50	164,915	174,099

Fannie Mae, Pool #MA1527

3.00%	08/01/33	15,759	16,652

Fannie Mae, Pool #MA1652

3.50%	11/01/33	25,554	27,411

Fannie Mae, Pool #MA2705

3.00%	08/01/46	79,750	84,060

Fannie Mae, Pool #MA4204

2.00%	12/01/40	68,611	69,926

Freddie Mac, Pool #SD0231

3.00%	01/01/50	122,518	129,379

Freddie Mac (3439-SC) (I/O) (I/F)

5.81% (-1 mo. USD LIBOR + 5.900%) (3)	04/15/38	48,458	7,228

Freddie Mac, Pool #G08681

3.50%	12/01/45	23,352	25,071

Freddie Mac, Pool #G08698

3.50%	03/01/46	21,932	23,489

Freddie Mac, Pool #G08716

3.50%	08/01/46	22,891	24,474

Freddie Mac, Pool #G08721

3.00%	09/01/46	4,326	4,561

Freddie Mac, Pool #G08722

3.50%	09/01/46	2,326	2,487

Freddie Mac, Pool #G08732

3.00%	11/01/46	6,074	6,404

Freddie Mac, Pool #G08762

4.00%	05/01/47	20,998	22,679

Freddie Mac, Pool #G08833

5.00%	07/01/48	3,565	3,916

Freddie Mac, Pool #G18592

3.00%	03/01/31	4,037	4,248

Freddie Mac, Pool #ZT1703

4.00%	01/01/49	55,562	60,573

Ginnie Mae (11-146-EI) (I/O) (PAC)

5.00%	11/16/41	45,709	8,166

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae, Pool #MA3662

3.00%	05/20/46	$39,706	$41,623

Ginnie Mae II, Pool #MA3597

3.50%	04/20/46	14,766	15,655

Ginnie Mae II, Pool #MA3663

3.50%	05/20/46	2,152	2,278

Ginnie Mae II, Pool #MA3803

3.50%	07/20/46	10,058	10,644

Ginnie Mae II, Pool #MA4454

5.00%	05/20/47	10,728	11,787

Ginnie Mae II, Pool #MA4900

3.50%	12/20/47	47,304	49,870
Ginnie Mae II, Pool #MA5399

4.50%	08/20/48	21,339	22,877
Ginnie Mae II TBA, 30-Year

2.00% (8)	04/30/51	150,000	151,584

2.50% (8)	01/30/51	250,000	256,530
Uniform Mortgage-Backed Securities TBA, 15-Year

2.00% (8)	03/30/36	200,000	204,928
Uniform Mortgage-Backed Securities TBA, 30-Year

1.50% (8)	07/30/36	125,000	125,550

2.00% (8)	06/30/51	400,000	399,292

2.00% (8)	06/30/51	600,000	597,689

2.50% (8)	06/30/51	500,000	511,437

2.50% (8)	06/30/51	1,225,000	1,255,621

3.00% (8)	04/30/49	175,000	182,371

Total Residential Mortgage-Backed Securities — Agency

(Cost: $4,787,549)			4,929,757

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 4.9%

Banc of America Funding Trust (05-C-A3)

0.39% (1 mo. USD LIBOR + 0.300%) (3)	05/20/35	19,692	19,803

Bear Stearns ALT-A Trust (04-8-M2)

1.81% (1 mo. USD LIBOR + 1.725%) (3)	09/25/34	102,093	101,393

Bear Stearns ALT-A Trust (05-8-11A1)

0.63% (1 mo. USD LIBOR + 0.540%) (3)	10/25/35	30,611	29,647

Carrington Mortgage Loan Trust (06-RFC1-A4)

0.57% (1 mo. USD LIBOR + 0.480%) (3)	03/25/36	30,641	30,625

DSLA Mortgage Loan Trust (04-AR1-A1A)

0.92% (1 mo. USD LIBOR + 0.840%) (3)	09/19/44	75,226	73,935

First Horizon Mortgage Pass-Through Trust (05-AR4-2A1)

2.81% (6),(9)	10/25/35	23,974	24,250

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Homestar Mortgage Acceptance Corp. (04-6-M4)

1.89% (1 mo. USD LIBOR + 1.800%) (3)	01/25/35	$88,127	$88,422

HSI Asset Securitization Corp. (06-WMC1-A3)

0.39% (1 mo. USD LIBOR + 0.300%) (3)	07/25/36	301,345	177,875

IndyMac INDX Mortgage Loan Trust (05-AR15-A2)

2.89% (6)	09/25/35	52,669	46,867

JPMorgan Mortgage Acquisition Trust (06-CH2-AF3)

5.46%	09/25/29	205,587	158,459

JPMorgan Mortgage Trust (05-A6-7A1)

2.95% (6),(9)	08/25/35	14,540	13,704

Lehman XS Trust (06-9-A1B)

0.41% (1 mo. USD LIBOR + 0.320%) (3),(10)	05/25/46	1	—

Long Beach Mortgage Loan Trust (06-WL1-2A4)

0.77% (1 mo. USD LIBOR + 0.680%) (3)	01/25/46	14,153	14,177

Merrill Lynch Alternative Note Asset Trust (07-A1-A2B)

0.39% (1 mo. USD LIBOR + 0.150%) (3)	01/25/37	306,302	130,387

Merrill Lynch Alternative Note Asset Trust (07-A3-A2D)

0.42% (1 mo. USD LIBOR + 0.330%) (3),(10)	04/25/37	1,251,739	65,382

Mid-State Trust (04-1-A)

6.01%	08/15/37	55,761	58,479

Morgan Stanley ABS Capital I, Inc. Trust (05-HE2-M2)

0.75% (1 mo. USD LIBOR + 0.660%) (3)	01/25/35	133,819	132,890

Morgan Stanley ABS Capital I, Inc. Trust (06-HE4-A4)

0.57% (1 mo. USD LIBOR + 0.480%) (3)	06/25/36	266,632	179,878

MortgageIT Trust (05-1-1A1)

0.73% (1 mo. USD LIBOR + 0.640%) (3)	02/25/35	19,588	19,723

Nationstar Home Equity Loan Trust (07-B-2AV4)

0.41% (1 mo. USD LIBOR + 0.320%) (3)	04/25/37	38,932	38,440

Ownit Mortgage Loan Asset-Backed Certificates (06-3-A2D)

0.63% (1 mo. USD LIBOR + 0.540%) (3)	03/25/37	91,020	90,119

Structured Adjustable Rate Mortgage Loan Trust (04-18-4A1)

2.43% (6),(9)	12/25/34	23,574	23,786

Structured Asset Mortgage Investments II Trust (05-AR6-2A1)

0.71% (1 mo. USD LIBOR + 0.620%) (3)	09/25/45	28,564	27,606

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Structured Asset Mortgage Investments, Inc. (06-AR3-22A1)

2.52% (6)	05/25/36	$141,866	$93,111

WaMu Mortgage Pass-Through Certificates Series 2005-AR2 Trust (05-AR2-2A1B)

0.83% (1 mo. USD LIBOR + 0.740%) (3)	01/25/45	94,869	95,155

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $1,861,394)			1,734,113

U.S. TREASURY SECURITIES — 3.4%

U.S. Treasury Bond

2.00%	08/15/51	230,000	233,371

U.S. Treasury Inflation Indexed Bond (TIPS)

0.13%	02/15/51	84,055	95,700

U.S. Treasury Note

0.25%	09/30/23	155,000	154,395

0.75%	08/31/26	3,000	2,940

0.88%	09/30/26	425,000	419,233

1.13%	10/31/26	80,000	79,748

1.25%	08/15/31	200,000	194,359

Total U.S. Treasury Securities

(Cost: $1,177,509)			1,179,746

Total Fixed Income Securities

(Cost: $36,984,869)			36,864,074

		Shares

MONEY MARKET INVESTMENTS — 1.8%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (11)		630,716	630,716

Total Money Market Investments

(Cost: $630,716)			630,716

INVESTMENT COMPANIES — 3.3%

TCW Emerging Markets Income Fund — I

Class (12)		144,390	1,142,121

Total Investment Companies

(Cost: $1,181,286)			1,142,121

Total Investments (110.2%)

(Cost: $38,796,871)			38,636,911

Liabilities In Excess Of Other Assets (-10.2%)			(3,562,683)

Net Assets (100.0%)			$35,074,228

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2021

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (13)
State Street Bank & Trust Co.	AUD	1,058,000	01/21/22	$785,501	$794,854	$9,353
State Street Bank & Trust Co.	CAD	309,000	01/21/22	248,892	249,320	428
State Street Bank & Trust Co.	CZK	2,441,427	01/21/22	111,230	109,736	(1,494)
State Street Bank & Trust Co.	EUR	2,947,656	01/21/22	3,424,602	3,418,245	(6,357)
State Street Bank & Trust Co.	GBP	105,000	01/21/22	143,952	143,967	15
Goldman Sachs & Co.	IDR	1,000,860,000	01/21/22	70,147	70,103	(44)
Goldman Sachs & Co.	ILS	54,326	01/21/22	16,888	17,223	335
State Street Bank & Trust Co.	JPY	290,133,000	01/21/22	2,552,346	2,547,116	(5,230)
Goldman Sachs & Co.	KRW	273,111,388	01/21/22	231,523	233,347	1,824
State Street Bank & Trust Co.	NOK	300,000	01/21/22	35,893	35,436	(457)
State Street Bank & Trust Co.	PLN	263,746	01/21/22	66,847	66,033	(814)
State Street Bank & Trust Co.	SEK	1,390,000	01/21/22	161,157	162,051	894
Citibank N.A.	THB	1,160,000	01/21/22	34,747	34,943	196

				$7,883,725	$7,882,374	$(1,351)

SELL (14)
State Street Bank & Trust Co.	AUD	430,000	01/21/22	$320,844	$323,051	$(2,207)
Goldman Sachs & Co.	BRL	2,200,000	12/13/21	384,302	387,062	(2,760)
Citibank N.A.	BRL	485,000	12/13/21	89,997	85,329	4,668
State Street Bank & Trust Co.	CAD	345,000	01/21/22	279,598	278,368	1,230
Goldman Sachs & Co.	CLP	267,592,429	01/21/22	318,039	326,735	(8,696)
State Street Bank & Trust Co.	CNY	4,638,994	01/21/22	715,674	720,028	(4,354)
Goldman Sachs & Co.	COP	341,281,512	01/21/22	89,949	89,414	535
State Street Bank & Trust Co.	EUR	535,000	01/21/22	621,536	620,410	1,126
Goldman Sachs & Co.	GBP	50,000	01/21/22	68,230	68,556	(326)
State Street Bank & Trust Co.	GBP	292,000	01/21/22	398,186	400,364	(2,178)
State Street Bank & Trust Co.	HUF	9,160,195	01/21/22	29,481	29,360	121
State Street Bank & Trust Co.	JPY	4,000,000	01/21/22	35,348	35,117	231
Citibank N.A.	KRW	147,317,139	01/21/22	123,629	125,868	(2,239)
State Street Bank & Trust Co.	MXN	1,188,986	01/21/22	57,026	57,148	(122)
Goldman Sachs & Co.	MYR	501,415	01/21/22	120,434	120,685	(251)
State Street Bank & Trust Co.	NOK	7,898,000	01/21/22	938,424	932,901	5,523
State Street Bank & Trust Co.	NZD	1,043,000	01/21/22	745,199	745,393	(194)
Goldman Sachs & Co.	RON	1,037,961	01/21/22	242,690	241,235	1,455
State Street Bank & Trust Co.	SGD	449,000	01/21/22	333,931	332,845	1,086
Goldman Sachs & Co.	ZAR	2,785,750	01/21/22	189,171	181,410	7,761

				$6,101,688	$6,101,279	$409

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
6	2-Year U.S. Treasury Note Futures	12/31/21	$1,315,606	$1,315,500	$(106)
23	5-Year U.S. Treasury Note Futures	12/31/21	2,832,843	2,800,250	(32,593)
10	90 Day Sterling Future	12/21/22	1,690,498	1,689,363	(1,135)
10	Bank Acceptance Future	12/19/22	1,985,818	1,977,331	(8,487)

			$7,824,765	$7,782,444	$(42,321)

Short Futures
6	10-Year U.S. Ultra Treasury Note Futures	12/21/21	$(887,126)	$(870,188)	$16,938
1	U.S. Ultra Long Bond Futures	12/21/21	(199,842)	(196,406)	3,436

			$(1,086,968)	$(1,066,594)	$20,374

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
TBA	To Be Announced.
AUD	Australian Dollar.
BRL	Brazilian Real.
CAD	Canadian Dollar.
CLP	Chilean Peso.
CNY	Chinese Yuan.
COP	Colombian Peso.
CZK	Czech Koruna.
EUR	Euro Currency.
GBP	British Pound Sterling.
HUF	Hungarian Forint.
IDR	Indonesian Rupiah.
ILS	Israeli Shekel.
JPY	Japanese Yen.
KRW	South Korean Won.
MXN	Mexican Peso.
MYR	Malaysian Ringgit.
NOK	Norwegian Krona.
NZD	New Zealand Dollar.
PLN	Polish Zloty.
RON	Romanian New Leu.
RUB	Russian Ruble.
SEK	Swedish Krona.
SGD	Singapore Dollar.
ZAR	South African Rand.
(1)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2021, the value of these securities amounted to $5,849,514 or 16.7% of net assets.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2021, the value of these securities amounted to $5,579,421 or 15.9% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2021.
(4)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(5)	Security is not accruing interest.
(6)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(7)	Restricted security (Note 11).
(8)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(9)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(10)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(11)	Rate disclosed is the 7-day net yield as of October 31, 2021.
(12)	Affiliated issuer.
(13)	Fund buys foreign currency, sells U.S. Dollar.
(14)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

October 31, 2021

The summary of the TCW Global Bond Fund transactions in the affiliated fund for the year ended October 31, 2021 is as follows:

Name of Affiliated Fund	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Number of Shares Held October 31, 2021	Value at October 31, 2021	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Emerging Markets Income Fund — I Class
	$691,609	$571,265	$83,000	144,390	$1,142,121	$38,094	$—	$(3,337)	$(34,416)

Total					$1,142,121	$38,094	$—	$(3,337)	$(34,416)

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Investments by Sector	October 31, 2021

Sector	Percentage of Net Assets
Foreign Government Bonds	46.7%
Corporate Bonds	24.9
Residential Mortgage-Backed Securities — Agency	14.1
Residential Mortgage-Backed Securities — Non-Agency	4.9
Asset-Backed Securities	4.8
Commercial Mortgage-Backed Securities — Non-Agency	4.2
U.S. Treasury Securities	3.4
Investment Companies	3.3
Money Market Investments	1.8
Commercial Mortgage-Backed Securities — Agency	1.5
Municipal Bonds	0.6
Other*	(10.2)

Total	100.0%

*	Includes capstock, futures, pending trades, interest receivable and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Investments by Country	October 31, 2021

Country	Percentage of Net Assets
Australia	0.9%
Bermuda	0.4
Brazil	1.4
Canada	3.2
Cayman Islands	4.7
Chile	0.9
China	9.8
Colombia	0.7
Czech Republic	0.4
France	0.9
Great Britain	6.0
Hungary	0.8
Indonesia	1.1
Ireland	1.7
Israel	0.4
Italy	1.7
Japan	5.2
Jersey	0.3
Luxembourg	0.4
Malaysia	0.8
Mexico	1.6
Netherlands	0.4
New Zealand	2.4
Norway	2.5
Panama	0.1
Philippines	0.3
Portugal	1.7
Romania	1.2
Russia	0.2
Saudi Arabia	1.3
Serbia	0.3
Singapore	1.5
South Africa	0.5
South Korea	1.1
Spain	2.5
Supranational	0.2
Switzerland	0.5
United States	50.2

Total	110.2%

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Fair Valuation Summary	October 31, 2021

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$8,742,452	$—	$8,742,452
Municipal Bonds	—	210,689	—	210,689
Foreign Government Bonds	—	16,375,747	—	16,375,747
Asset-Backed Securities	—	1,688,976	—	1,688,976
Commercial Mortgage-Backed Securities — Agency	—	518,651	—	518,651
Commercial Mortgage-Backed Securities — Non-Agency	—	1,483,943	—	1,483,943
Residential Mortgage-Backed Securities — Agency	—	4,929,757	—	4,929,757
Residential Mortgage-Backed Securities — Non-Agency	—	1,668,731	65,382	1,734,113
U.S. Treasury Securities	1,084,046	95,700	—	1,179,746

Total Fixed Income Securities	1,084,046	35,714,646	65,382	36,864,074

Money Market Investments	630,716	—	—	630,716
Investment Companies	1,142,121	—	—	1,142,121

Total Investments	$2,856,883	$35,714,646	$65,382	$38,636,911

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	36,781	—	36,781
Futures Contracts
Interest Rate Risk	20,374	—	—	20,374

Total	$2,877,257	$35,751,427	$65,382	$38,694,066

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(37,723)	$—	$(37,723)
Futures Contracts
Interest Rate Risk	(42,321)	—	—	(42,321)

Total	$(42,321)	$(37,723)	$—	$(80,044)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Schedule of Investments	October 31, 2021

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 95.2% of Net Assets

BANK LOANS — 16.5%

Aerospace/Defense — 0.1%

TransDigm, Inc. 2020 Term Loan E

2.34% (1 mo. USD LIBOR + 2.250%) (1)	05/30/25	$113,259	$112,040

Airlines — 0.1%

AAdvantage Loyalty IP Ltd. 2021 Term Loan

5.50% (3 mo. USD LIBOR + 4.750%) (1)	04/20/28	70,000	72,997

Beverages — 0.3%

Triton Water Holdings, Inc. Term Loan

4.00% (3 mo. USD LIBOR + 3.500%) (1)	03/31/28	274,313	274,251

Chemicals — 0.7%

Axalta Coating Systems U.S. Holdings, Inc., Term Loan B3

1.88% (3 mo. USD LIBOR + 1.750%) (1)	06/01/24	51,984	51,931

Zep, Inc. 2017 1st Lien Term Loan

5.00% (3 mo. USD LIBOR + 4.000%) (1)	08/12/24	708,270	696,937

			748,868

Commercial Services — 0.6%

Amentum Government Services Holdings LLC 2020 Term Loan B

5.50% (3 mo. USD LIBOR + 4.750%) (1)	01/29/27	248,750	249,606

Spin Holdco, Inc. 2021 Term Loan

4.75% (3 mo. USD LIBOR + 4.000%) (1)	03/04/28	422,875	424,653

			674,259

Computers — 0.7%

Peraton Corp. Term Loan B

4.50% (1 mo. USD LIBOR + 3.750%) (1)	02/01/28	631,825	634,144

TierPoint, LLC 2021 Term Loan

4.50% (1 mo. USD LIBOR + 3.750%) (1)	05/05/26	194,136	194,638

			828,782

Electric — 0.1%

Vistra Operations Co. LLC 1st Lien Term Loan B3

1.84% (1 mo. USD LIBOR + 1.750%) (1)	12/31/25	67,120	66,561

Entertainment — 1.4%

Churchill Downs, Inc., 2017 Term Loan B

2.09% (1 mo. USD LIBOR + 2.000%) (1)	12/27/24	337,667	336,991

Issues	Maturity Date	Principal Amount	Value

Entertainment (Continued)

Crown Finance US, Inc. 2018 USD Term Loan

3.50% (6 mo. USD LIBOR + 2.500%) (1)	02/28/25	$764,558	$634,105

Crown Finance US, Inc. 2020 Term Loan B1

7.00% (3 mo. USD LIBOR + 7.000%) (1)	05/23/24	210,197	255,179

Golden Nugget, Inc. 2020 Initial Term Loan

13.00% (3 mo. USD LIBOR + 12.000%) (1)	10/04/23	3,020	3,292

Scientific Games International, Inc., 2018 Term Loan B5

2.84% (1 mo. USD LIBOR + 2.750%) (1)	08/14/24	309,927	309,063

			1,538,630

Environmental Control — 0.0%

GFL Environmental, Inc. 2020 Term Loan

3.50% (1 mo. USD LIBOR + 3.000%) (1)	05/30/25	49,243	49,397

Food — 0.5%

Dhanani Group, Inc., 2018 Term Loan B

3.84% (1 mo. USD LIBOR + 3.750%) (1)	07/20/25	555,208	549,192

Health Care-Products — 0.2%

Auris Luxembourg III Sarl, 2018 USD Term Loan B2

0.00% (2)	02/27/26	16,088	15,900

Avantor, Inc. 2021 Term Loan B5

2.75% (1 mo. USD LIBOR + 2.250%) (1)	11/08/27	248,750	248,958

			264,858

Health Care-Services — 2.0%

ADMI Corp. 2021 Term Loan B2

3.63% (1 mo. USD LIBOR + 3.125%) (1)	12/23/27	273,625	271,979

eResearchTechnology, Inc. 2020 1st Lien Term Loan

5.50% (1 mo. USD LIBOR + 4.500%) (1)	02/04/27	129,020	129,755

ICON Luxembourg Sarl LUX Term Loan

3.00% (3 mo. USD LIBOR + 2.500%) (1)	07/03/28	578,943	579,667

IQVIA, Inc., 2018 USD Term Loan B3

1.88% (3 mo. USD LIBOR + 1.750%) (1)	06/11/25	176,796	176,749

Parexel International Corp. 2021 1st Lien Term Loan

0.00% (2)	08/11/28	595,000	596,074

PPD, Inc. Initial Term Loan

2.50% (1 mo. USD LIBOR + 2.000%) (1)	01/13/28	388,050	387,869
U.S. Anesthesia Partners, Inc. 2021 Term Loan

4.75% (6 mo. USD LIBOR + 4.250%) (1)	10/01/28	130,000	130,090

			2,272,183

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Insurance — 0.6%

Acrisure, LLC 2020 Term Loan B

3.63% (3 mo. USD LIBOR + 3.500%) (1)	02/15/27	$297,733	$294,309

Worley Claims Services, LLC 2019 Term Loan B

6.25% (3 mo. USD LIBOR + 3.000%) (1)	06/03/26	426,726	424,592

			718,901

Lodging — 0.3%

Golden Nugget, Inc. 2017 Incremental Term Loan B

3.25% (2 mo. USD LIBOR + 2.500%) (1)	10/04/23	286,736	285,674

Machinery-Diversified — 0.7%

ASP Blade Holdings, Inc. Initial Term Loan

0.00% (2)	10/13/28	560,000	561,633

Titan Acquisition Ltd. 2018 Term Loan B

3.17% (3 mo. USD LIBOR + 3.000%) (1)	03/28/25	198,602	195,537

			757,170

Media — 1.6%

CSC Holdings, LLC 2017 Term Loan B1

2.34% (1 mo. USD LIBOR + 2.250%) (1)	07/17/25	571,506	559,630

DirecTV Financing, LLC Term Loan

5.75% (3 mo. USD LIBOR + 5.000%) (1)	07/22/27	900,000	901,687

Nexstar Broadcasting, Inc. 2018 Term Loan B3

2.34% (1 mo. USD LIBOR + 2.250%) (1)	01/17/24	277,999	277,748

Sinclair Television Group, Inc., Term Loan B2B

2.59% (1 mo. USD LIBOR + 2.500%) (1)	09/30/26	19,600	19,334

			1,758,399

Packaging & Containers — 1.6%

BWAY Holding Co. 2017 Term Loan B

3.34% (1 mo. USD LIBOR + 3.250%) (1)	04/03/24	347,277	338,704

Charter NEX US, Inc. 2021 Term Loan

4.50% (1 mo. USD LIBOR + 3.750%) (1)	12/01/27	377,150	378,593

Plaze, Inc. 2020 Incremental Term Loan

4.50% (1 mo. USD LIBOR + 3.750%) (1)	08/03/26	212,854	212,854

Proampac PG Borrower LLC 2020 Term Loan

4.50% (3 mo. USD LIBOR + 3.750%) (1)	11/03/25	378,100	378,903

Trident TPI Holdings, Inc. 2017 USD Term Loan B1

4.00% (3 mo. USD LIBOR + 3.000%) (1)	10/17/24	494,859	494,911

			1,803,965

Issues	Maturity Date	Principal Amount	Value

Pharmaceuticals — 1.0%

Change Healthcare Holdings LLC 2017 Term Loan B

3.50% (1 mo. USD LIBOR + 2.500%) (1)	03/01/24	$671,965	$672,079

Elanco Animal Health, Inc. Term Loan B

1.83% (1 mo. USD LIBOR + 1.750%) (1)	08/01/27	277,213	275,159

Endo Luxembourg Finance Company I Sarl 2021 Term Loan

5.75% (3 mo. USD LIBOR + 5.000%) (1)	03/27/28	37,354	36,524

ICON Luxembourg Sarl US Term Loan

3.00% (3 mo. USD LIBOR + 2.500%) (1)	07/03/28	144,244	144,424

			1,128,186

Retail — 0.1%

1011778 B.C. Unlimited Liability Co., Term Loan B4

1.84% (1 mo. USD LIBOR + 1.750%) (1)	11/19/26	79,218	77,832

Software — 0.6%

CT Technologies Intermediate Holdings, Inc. 2021 Term Loan B

5.00% (1 mo. USD LIBOR + 4.250%) (1)	12/16/25	144,275	144,931

RealPage, Inc. 1st Lien Term Loan

3.75% (1 mo. USD LIBOR + 3.250%) (1)	04/24/28	175,000	174,841

SS&C European Holdings Sarl., 2018 Term Loan B4

1.84% (1 mo. USD LIBOR + 1.750%) (1)	04/16/25	164,217	162,755

SS&C Technologies, Inc., 2018 Term Loan B3

1.84% (1 mo. USD LIBOR + 1.750%) (1)	04/16/25	216,115	214,190

			696,717

Telecommunications — 3.3%

CenturyLink, Inc. 2020 Term Loan B

2.34% (1 mo. USD LIBOR + 2.250%) (1)	03/15/27	68,775	68,030

Frontier Communications Corp. 2021 DIP Term Loan B

4.50% (3 mo. USD LIBOR + 3.750%) (1)	05/01/28	547,250	547,797

GTT Communications, Inc., 2018 USD Term Loan B

2.88% (3 mo. USD LIBOR + 2.750%) (1)	05/31/25	49,797	42,502

Intelsat Jackson Holdings S.A. 2017 Term Loan B3

8.00% (1 mo. USD LIBOR + 4.750%) (1)	11/27/23	1,100,000	1,112,260

Intelsat Jackson Holdings S.A. 2021 DIP Term Loan

5.75% (3 mo. USD LIBOR + 4.750%) (1)	10/13/22	1,220,000	1,232,658

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

Telecommunications (Continued)

Intelsat Jackson Holdings S.A., 2017 Term Loan B5

8.63% (1 mo. USD LIBOR + 8.625%) (1)	01/02/24	$14,000	$14,207

Level 3 Financing, Inc., 2019 Term Loan B

1.84% (1 mo. USD LIBOR + 1.750%) (1)	03/01/27	138,304	136,650

Maxar Technologies Ltd., Term Loan B

2.84% (1 mo. USD LIBOR + 2.750%) (1)	10/04/24	216,250	215,169

SBA Senior Finance II LLC, 2018 Term Loan B

1.84% (1 mo. USD LIBOR + 1.750%) (1)	04/11/25	263,478	261,694

			3,630,967

Total Bank Loans

(Cost: $18,064,301)			18,309,829

CORPORATE BONDS — 78.7%

Aerospace/Defense — 0.5%

BWX Technologies, Inc.

4.13% (3)	06/30/28	560,000	569,419

Agriculture — 0.4%

BAT Capital Corp.

5.28%	04/02/50	401,000	463,112

Airlines — 0.9%

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.

5.75% (3)	04/20/29	375,000	403,359

Delta Air Lines, Inc. / SkyMiles IP, Ltd.

4.75% (3)	10/20/28	275,000	305,512

Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd.

6.50% (3)	06/20/27	283,000	308,153

			1,017,024

Auto Manufacturers — 2.7%

Ford Motor Credit Co. LLC

1.40% (3 mo. USD LIBOR + 1.270%) (1)	03/28/22	1,600,000	1,601,237

2.90%	02/16/28	480,000	476,582

2.98%	08/03/22	120,000	121,081

3.10%	05/04/23	835,000	849,613

			3,048,513

Beverages — 0.3%

Primo Water Holdings, Inc.

4.38% (3)	04/30/29	300,000	297,697

Biotechnology — 0.5%

Grifols Escrow Issuer SA

4.75% (3)	10/15/28	505,000	513,282

Issues	Maturity Date	Principal Amount	Value

Chemicals — 3.1%

EverArc Escrow Sarl

5.00% (3)	10/30/29	$850,000	$851,063

Herens Holdco Sarl

4.75% (3)	05/15/28	575,000	571,222

SCIL IV LLC / SCIL USA Holdings LLC

5.38% (3)	11/01/26	215,000	217,567

Unifrax Escrow Issuer Corp.

5.25% (3)	09/30/28	1,750,000	1,753,080

			3,392,932

Commercial Services — 2.6%

Adtalem Global Education, Inc.

5.50% (3)	03/01/28	380,000	385,008

Allied Universal Holdco LLC/Allied Universal Finance Corp/Atlas Luxco 4 Sarl

4.63% (3)	06/01/28	250,000	248,293

Carriage Services, Inc.

4.25% (3)	05/15/29	277,000	277,809

Gartner, Inc.

3.75% (3)	10/01/30	80,000	81,800

4.50% (3)	07/01/28	296,000	308,565

HealthEquity, Inc.

4.50% (3)	10/01/29	375,000	379,931

IHS Markit, Ltd.

4.75% (3)	02/15/25	80,000	88,020

5.00% (3)	11/01/22	176,000	181,940

Prime Security Services Borrower LLC / Prime Finance, Inc.

3.38% (3)	08/31/27	557,000	534,358

WW International, Inc.

4.50% (3)	04/15/29	365,000	350,517

			2,836,241

Computers — 1.0%

Booz Allen Hamilton, Inc.

3.88% (3)	09/01/28	545,000	553,502

NCR Corp.

5.25% (3)	10/01/30	226,000	233,126

Science Applications International Corp.

4.88% (3)	04/01/28	275,000	284,042

			1,070,670

Cosmetics/Personal Care — 0.2%

Edgewell Personal Care Co.

5.50% (3)	06/01/28	216,000	226,182

Diversified Financial Services — 0.5%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

3.50%	01/15/25	172,000	180,917

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Diversified Financial Services (Continued)

GE Capital International Funding Co. Unlimited Co. (Ireland)

4.42%	11/15/35	$127,000	$155,041

Park Aerospace Holdings, Ltd.

4.50% (3)	03/15/23	251,000	261,507

			597,465

Electric — 1.8%

FirstEnergy Corp.

2.65%	03/01/30	670,000	660,935

3.40%	03/01/50	574,000	570,843

5.35%	07/15/47	280,000	338,520

Jersey Central Power & Light Co.

2.75% (3)	03/01/32	125,000	127,814

Vistra Operations Co. LLC

3.55% (3)	07/15/24	309,000	322,163

			2,020,275

Electrical Components & Equipment — 0.4%

Energizer Holdings, Inc.

4.75% (3)	06/15/28	392,000	393,011

Engineering & Construction — 0.5%

PowerTeam Services LLC

9.03% (3)	12/04/25	505,000	545,425

Entertainment — 2.0%

Banijay Entertainment SASU

5.38% (3)	03/01/25	270,000	278,289

Caesars Entertainment, Inc.

4.63% (3)	10/15/29	100,000	100,724

6.25% (3)	07/01/25	535,000	563,516

Churchill Downs, Inc.

4.75% (3)	01/15/28	135,000	139,725

5.50% (3)	04/01/27	351,000	364,829

Cinemark USA, Inc.

5.25% (3)	07/15/28	175,000	170,625

Everi Holdings, Inc.

5.00% (3)	07/15/29	115,000	117,731

Live Nation Entertainment, Inc.

3.75% (3)	01/15/28	275,000	272,250

6.50% (3)	05/15/27	170,000	186,363

			2,194,052

Environmental Control — 1.6%

Clean Harbors, Inc.

4.88% (3)	07/15/27	68,000	70,890

5.13% (3)	07/15/29	700,000	759,500

GFL Environmental, Inc. (Canada)

4.25% (3)	06/01/25	310,000	320,027

4.38% (3)	08/15/29	450,000	446,252

Issues	Maturity Date	Principal Amount	Value

Environmental Control (Continued)

5.13% (3)	12/15/26	$189,000	$198,240

			1,794,909

Food — 7.6%

JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.

3.75% (3)	12/01/31	250,000	256,178

5.50% (3)	01/15/30	795,000	871,519

6.50% (3)	04/15/29	740,000	823,035

Kraft Heinz Foods Co.

3.00%	06/01/26	1,611,000	1,683,898

4.63%	01/30/29	444,000	506,196

Lamb Weston Holdings, Inc.

4.63% (3)	11/01/24	600,000	615,390

Nathan’s Famous, Inc.

6.63% (3)	11/01/25	15,000	15,386

Pilgrim’s Pride Corp.

3.50% (3)	03/01/32	2,050,000	2,065,928

Post Holdings, Inc.

4.63% (3)	04/15/30	1,175,000	1,182,344

Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed

4.63% (3)	03/01/29	195,000	197,170

Smithfield Foods, Inc.

5.20% (3)	04/01/29	217,000	249,564

			8,466,608

Forest Products & Paper — 0.3%

Clearwater Paper Corp.

4.75% (3)	08/15/28	364,000	370,687

Health Care-Products — 0.8%

Hologic, Inc.

3.25% (3)	02/15/29	55,000	54,622

Mozart Debt Merger Sub, Inc.

3.88% (3)	04/01/29	175,000	174,200

Teleflex, Inc.

4.25% (3)	06/01/28	687,000	706,734

			935,556

Health Care-Services — 6.8%

Catalent Pharma Solutions, Inc.

5.00% (3)	07/15/27	798,000	824,933

Centene Corp.

2.45%	07/15/28	1,070,000	1,067,892

3.00%	10/15/30	392,000	398,934

4.63%	12/15/29	534,000	576,720

Encompass Health Corp.

4.75%	02/01/30	266,000	272,994

HCA, Inc.

7.69%	06/15/25	200,000	239,500

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

Health Care-Services (Continued)

IQVIA, Inc.

5.00% (3)	05/15/27	$265,000	$275,685

ModivCare, Inc.

5.88% (3)	11/15/25	347,000	364,784

Molina Healthcare, Inc.

3.88% (3)	11/15/30	1,399,000	1,448,091

4.38% (3)	06/15/28	350,000	364,525

5.38%	11/15/22	552,000	567,870

Prime Healthcare Services, Inc.

7.25% (3)	11/01/25	520,000	556,400

Tenet Healthcare Corp.

4.88% (3)	01/01/26	640,000	656,800

			7,615,128

Household Products/Wares — 0.7%

Central Garden & Pet Co.

4.13%	10/15/30	279,000	281,528

Spectrum Brands, Inc.

5.00% (3)	10/01/29	452,000	483,640

			765,168

Housewares — 0.4%

Newell Brands, Inc.

4.35%	04/01/23	85,000	88,629

4.88%	06/01/25	355,000	390,177

			478,806

Insurance — 0.7%

Acrisure LLC / Acrisure Finance, Inc.

4.25% (3)	02/15/29	450,000	435,388

AmWINS Group, Inc.

4.88% (3)	06/30/29	325,000	324,344

			759,732

Internet — 0.5%

Cogent Communications Group, Inc.

3.50% (3)	05/01/26	556,000	563,962

Iron & Steel — 0.1%

Allegheny Technologies, Inc.

5.13%	10/01/31	95,000	94,553

Lodging — 0.2%

Wyndham Hotels & Resorts, Inc.

4.38% (3)	08/15/28	212,000	219,507

Media — 8.8%

Block Communications, Inc.

4.88% (3)	03/01/28	355,000	364,319

Cable One, Inc.

4.00% (3)	11/15/30	150,000	147,375

Issues	Maturity Date	Principal Amount	Value

Media (Continued)

CCO Holdings LLC / CCO Holdings Capital Corp.

4.50%	05/01/32	$686,000	$692,531

5.50% (3)	05/01/26	1,276,000	1,321,298

CSC Holdings LLC

3.38% (3)	02/15/31	547,000	498,733

4.50% (3)	11/15/31	275,000	267,135

6.50% (3)	02/01/29	989,000	1,061,939

Diamond Sports Group LLC / Diamond Sports Finance Co.

5.38% (3)	08/15/26	1,430,000	810,438

DISH DBS Corp.

5.88%	11/15/24	31,000	33,092

7.38%	07/01/28	607,000	639,250

7.75%	07/01/26	30,000	33,569

Gray Escrow II, Inc.

5.38% (3)	11/15/31	550,000	556,682

Midcontinent Communications / Midcontinent Finance Corp.

5.38% (3)	08/15/27	260,000	270,075

Sinclair Television Group, Inc.

4.13% (3)	12/01/30	987,000	941,406

Sirius XM Radio, Inc.

5.50% (3)	07/01/29	280,000	302,364

Virgin Media Secured Finance PLC (United Kingdom)

4.50% (3)	08/15/30	1,421,000	1,421,170

5.50% (3)	05/15/29	393,000	415,169

			9,776,545

Miscellaneous Manufacturers — 0.0%

General Electric Co.

0.60% (3 mo. USD LIBOR + 0.480%) (1)	08/15/36	52,000	47,011

Oil & Gas — 2.9%

Endeavor Energy Resources LP / EER Finance, Inc.

5.75% (3)	01/30/28	459,000	482,524

Hess Corp.

5.60%	02/15/41	92,000	115,717

Occidental Petroleum Corp.

0.00% (4)	10/10/36	3,025,000	1,708,202

4.40%	08/15/49	488,000	488,190

Petroleos Mexicanos

7.69%	01/23/50	65,000	62,208

SM Energy Co.

6.50%	07/15/28	330,000	346,797

Valaris, Ltd.

8.25%	04/30/28	5,000	5,213

			3,208,851

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Oil & Gas Services — 1.5%

Archrock Partners LP / Archrock Partners Finance Corp.

6.25% (3)	04/01/28	$758,000	$788,320

USA Compression Partners LP / USA Compression Finance Corp.

6.88%	04/01/26	348,000	360,180

6.88%	09/01/27	534,000	555,360

			1,703,860

Packaging & Containers — 5.4%

Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.

5.25% (3)	08/15/27	634,000	634,000

Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland)

4.13% (3)	08/15/26	774,000	790,447

Ball Corp.

3.13%	09/15/31	360,000	350,647

4.00%	11/15/23	639,000	674,145

4.88%	03/15/26	374,000	410,465

5.25%	07/01/25	311,000	347,101

Graphic Packaging International LLC

3.50% (3)	03/15/28	1,082,000	1,091,316

4.75% (3)	07/15/27	85,000	92,331

Graphic Packaging International, Inc.

4.13%	08/15/24	100,000	105,808

Intertape Polymer Group, Inc.

4.38% (3)	06/15/29	450,000	453,488

Sealed Air Corp.

4.00% (3)	12/01/27	582,000	613,282

5.50% (3)	09/15/25	304,000	336,184

Silgan Holdings, Inc.

4.13%	02/01/28	125,000	127,188

			6,026,402

Pharmaceuticals — 1.8%

180 Medical, Inc.

3.88% (3)	10/15/29	725,000	729,087

Bausch Health Cos, Inc. (Canada)

5.75% (3)	08/15/27	18,000	18,868

Elanco Animal Health, Inc.

5.90%	08/28/28	339,000	396,600

Option Care Health, Inc.

4.38% (3)	10/31/29	635,000	641,598

Owens & Minor, Inc.

4.50% (3)	03/31/29	250,000	251,930

			2,038,083

Pipelines — 4.3%

DCP Midstream Operating LP

5.60%	04/01/44	136,000	163,434

Issues	Maturity Date	Principal Amount	Value

Pipelines (Continued)

Energy Transfer LP

5.35%	05/15/45	$126,000	$149,533

5.00%	05/15/50	135,000	158,180

5.40%	10/01/47	40,000	48,247

6.63% (3 mo. USD LIBOR + 4.155%) (1)	12/31/99	897,000	872,332

Global Partners LP / GLP Finance Corp.

6.88%	01/15/29	260,000	269,932

NGL Energy Operating LLC / NGL Energy Finance Corp.

7.50% (3)	02/01/26	725,000	736,731

Rockies Express Pipeline LLC

4.80% (3)	05/15/30	30,000	32,250

6.88% (3)	04/15/40	541,000	611,330

Ruby Pipeline LLC

8.00% (3),(5)(6)	04/01/22	210,152	198,068

Targa Resources Partners LP / Targa Resources Partners Finance Corp.

5.50%	03/01/30	305,000	336,160

TransMontaigne Partners LP / TLP Finance Corp.

6.13%	02/15/26	587,000	598,740

Venture Global Calcasieu Pass LLC

4.13% (3)	08/15/31	575,000	596,120

			4,771,057

REIT — 2.4%

American Assets Trust LP

3.38%	02/01/31	600,000	619,764

GLP Capital LP / GLP Financing II, Inc.

5.75%	06/01/28	473,000	549,825

Iron Mountain, Inc.

5.25% (3)	07/15/30	217,000	226,874

MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.

4.50%	01/15/28	40,000	43,426

4.63% (3)	06/15/25	512,000	551,501

5.63%	05/01/24	106,000	115,126

SL Green Operating Partnership LP

3.25%	10/15/22	500,000	510,730

			2,617,246

Retail — 2.8%

1011778 BC ULC / New Red Finance, Inc.

3.50% (3)	02/15/29	842,000	817,102

Bloomin’ Brands, Inc. / OSI Restaurant Partners LLC

5.13% (3)	04/15/29	380,000	376,322

Michaels Cos, Inc. (The)

5.25% (3)	05/01/28	1,310,000	1,324,803

7.88% (3)	05/01/29	125,000	126,436

Sonic Automotive, Inc.

4.88% (3)	11/15/31	425,000	425,625

			3,070,288

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

Software — 0.7%

SS&C Technologies, Inc.

5.50% (3)	09/30/27	$787,000	$829,301

Telecommunications — 11.0%

Altice France SA

5.50% (3)	10/15/29	700,000	686,847

AT&T, Inc.

3.55%	09/15/55	768,000	779,480

4.50%	05/15/35	305,000	352,259

CommScope, Inc.

4.75% (3)	09/01/29	690,000	678,753

Level 3 Financing, Inc.

3.63% (3)	01/15/29	225,000	213,251

3.75% (3)	07/15/29	275,000	260,219

4.25% (3)	07/01/28	1,452,000	1,438,932

Lumen Technologies, Inc.

4.00% (3)	02/15/27	818,000	821,975

5.38% (3)	06/15/29	400,000	402,000

Qwest Corp.

6.75%	12/01/21	373,000	374,630

7.25%	09/15/25	250,000	298,500

SES Global Americas Holdings GP

5.30% (3)	03/25/44	559,000	635,593

Sprint Corp.

7.88%	09/15/23	1,846,000	2,049,060

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

5.15% (3)	09/20/29	907,000	1,024,910

T-Mobile USA, Inc.

2.25%	02/15/26	1,000,000	1,006,490

2.25% (3)	02/15/26	600,000	604,170

Zayo Group Holdings, Inc.

4.00% (3)	03/01/27	680,000	661,300

			12,288,369

Total Corporate Bonds

(Cost: $86,102,610)			87,626,929

Total Fixed Income Securities

(Cost: $104,166,911)			105,936,758

Issues		Shares	Value

COMMON STOCK —0.0%

Electric — 0.0%

Homer City Holdings LLC — Series A (6),(7)		5,610	$—

Oil & Gas — 0.0%

Valaris, Ltd. (7)		668	23,527

Total Common Stock

(Cost: $340,348)			23,527

MONEY MARKET INVESTMENTS — 2.7%

State Street Institutional U.S. Government Money Market Fund — Premier Class,0.03% (8)		2,989,488	2,989,488

Total Money Market Investments

(Cost: $2,989,488)			2,989,488

WARRANTS — % (Cost: $—)

Entertainment — 0.0%

Cineworld Group PLC (7)		42,717	18,582

Total Warrants

(Cost: $—)			18,582

Maturity Date		Principal Amount

Short Term Investments (1.9% )

U.S. Treasury Bill

0.08% (9)	03/03/22	$2,135,000	2,134,602

Total U.S. Treasury Securities

(Cost: $2,134,729)			2,134,602

Total Investments (99.8%)

(Cost: $109,631,476)			111,102,957

Excess Of Other Assets Over Liabilities (0.2%)			168,047

Net Assets (100.0%)			$111,271,004

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
40	5-Year U.S. Treasury Note Futures	12/31/21	$4,887,292	$4,870,000	$(17,292)

			$4,887,292	$4,870,000	$(17,292)

Short Futures
17	10-Year U.S. Ultra Treasury Note Futures	12/21/21	(2,486,322)	$(2,465,531)	$20,791
3	U.S. Ultra Long Bond Futures	12/21/21	(587,800)	(589,219)	(1,419)

			$(3,074,122)	$(3,054,750)	$19,372

Notes to the Schedule of Investments:

EETC	Enhanced Equipment Trust Certificate.
REIT	Real Estate Investment Trust.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2021.
(2)	This position represents an unsettled bank loan at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2021, the value of these securities amounted to $59,245,035 or 53.2% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(4)	Security is not accruing interest.
(5)	Restricted security (Note 11).
(6)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(7)	Non-income producing security.
(8)	Rate disclosed is the 7-day net yield as of October 31, 2021.
(9)	Rate shown represents yield-to-maturity.

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Investments by Sector	October 31, 2021

Sector	Percentage of Net Assets
Corporate Bonds	78.7%
Bank Loans	16.5
Money Market Investments	2.7
U.S. Treasury Securities	1.9
Common Stock	0.0	**
Warrants	0.0	**
Other*	0.2

Total	100.0%

*	Includes capstock, futures, pending trades, interest receivable and accrued expenses payable.
**	Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Fair Valuation Summary	October 31, 2021

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Bank Loans*	$—	$18,309,829	$—	$18,309,829
Corporate Bonds*	—	87,428,861	198,068	87,626,929

Total Fixed Income Securities	—	105,738,690	198,068	105,936,758

Equity Securities
Common Stock*	23,527	—	—	23,527
Warrants	—	18,582	—	18,582

Total Equity Securities	23,527	18,582	—	42,109

Money Market Investments	2,989,488	—	—	2,989,488
Short-Term Investments	2,134,602	—	—	2,134,602

Total Investments	$5,147,617	$105,757,272	$198,068	$111,102,957

Asset Derivatives
Futures Contracts
Interest Rate Risk	20,791	—	—	20,791

Total Investments	$5,168,408	$105,757,272	$198,068	$111,123,748

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(18,711)	$—	$—	$(18,711)

Total	$(18,711)	$—	$—	$(18,711)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Schedule of Investments	October 31, 2021

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 67.9% of Net Assets

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 3.4%

Fannie Mae, Pool #AM4580

3.43%	10/01/23	$39,941	$41,498

Fannie Mae (16-M11-AL)

2.94%	07/25/39	41,185	42,005

Federal Home Loan Mortgage Corp. (K024-X3) (I/O)

1.66% (1)	11/25/40	2,500,000	34,658

Federal Home Loan Mortgage Corp. (K030-X1) (I/O)

0.15% (1)	04/25/23	19,095,354	40,769

Federal Home Loan Mortgage Corp. (KF68-A)

0.57% (1 mo. USD LIBOR + 0.490%) (2)	07/25/26	69,704	70,069

Freddie Mac Multifamily Structured Pass Through Certificates (K722-X1) (I/O)

1.31% (1)	03/25/23	853,921	10,073

Freddie Mac Multifamily Structured Pass Through Certificates (KJ28-A1)

1.77%	02/25/25	47,400	48,056

Freddie Mac Multifamily Structured Pass Through Certificates (KJ34-A1)

0.68%	06/25/26	27,890	27,464

Freddie Mac Multifamily Structured Pass Through Certificates (KL05-X1HG) (I/O)

1.22% (1)	12/25/27	500,000	26,254

Freddie Mac Multifamily Structured Pass Through Certificates (KS05-X) (I/O)

0.12% (1)	01/25/23	123,463	604

Freddie Mac Multifamily Structured Pass Through Certificates (KS06-X) (I/O)

1.06% (1)	08/25/26	567,600	20,420

Freddie Mac Multifamily Structured Pass Through Certificates (K024-X1) (I/O)

0.77% (1)	09/25/22	341,412	1,842

Freddie Mac Multifamily Structured Pass Through Certificates (KJ24-A1)

2.28%	05/25/26	36,166	37,186

Freddie Mac Multifamily Structured Pass Through Certificates (KJ27-A1)

2.09%	07/25/24	15,217	15,458

Freddie Mac Multifamily Structured Pass Through Certificates (KJ29-A1)

0.74%	01/25/26	63,841	63,305

Freddie Mac Multifamily Structured Pass-Through Certificates (KC01-X1) (I/O)

0.42% (1)	12/25/22	3,090,847	12,643

Freddie Mac Multifamily Structured Pass-Through Certificates (K025-X3) (I/O)

1.75% (1)	11/25/40	150,000	2,436

Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X1) (I/O)

0.19% (1)	04/25/23	826,757	2,153

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac Multifamily Structured Pass-Through Certificates (KJ26-A1)

2.14%	07/25/25	$44,463	$45,336

Freddie Mac Multifamily Structured Pass-Through Certificates (KS07-X) (I/O)

0.64% (1)	09/25/25	245,575	5,939

FRESB Mortgage Trust (15-SB3-A3)

0.63% (1 mo. USD LIBOR + 0.550%) (2)	01/25/43	2,422	2,422

Ginnie Mae (07-12-C)

5.28% (1)	04/16/41	4,003	4,027

Ginnie Mae (08-92-E)

5.56% (1)	03/16/44	6,657	6,736

Ginnie Mae (10-159-D)

4.29% (1)	09/16/44	22,704	23,231

Ginnie Mae (11-165-IO) (I/O)

0.00% (1)	10/16/51	289,246	71

United States Small Business Administration (02-20I-1)

4.89%	09/01/22	2,306	2,344

United States Small Business Administration (05-20B-1)

4.63%	02/01/25	27,232	28,300

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $676,106)			615,299

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 10.1%

Banc of America Commercial Mortgage Trust (17-BNK3-A2)

3.12%	02/15/50	58,500	58,765

BBCMS Mortgage Trust (17-C1-A2)

3.19%	02/15/50	14,511	14,601

BBCMS Trust (15-SRCH-XB) (I/O)

0.19% (1),(3)	08/10/35	2,000,000	23,257

BX Commercial Mortgage Trust (20-BXLP-A)

0.89% (1 mo. USD LIBOR + 0.800%) (2),(3)	12/15/36	12,804	12,809

Citigroup Commercial Mortgage Trust (13-GC11-XA) (I/O)

1.36% (1)	04/10/46	1,151,295	17,574

Citigroup Commercial Mortgage Trust (14-GC23-XB) (I/O)

0.21% (1)	07/10/47	3,784,000	22,004

Citigroup Commercial Mortgage Trust (16-C3-A2)

2.51%	11/15/49	29,584	29,577

COMM Mortgage Trust (13-CR6-XA) (I/O)

1.00% (1)	03/10/46	2,615,139	21,633

COMM Mortgage Trust (14-CR19-XA) (I/O)

0.95% (1)	08/10/47	82,626	1,800

COMM Mortgage Trust (14-CR20-A3)

3.33%	11/10/47	16,600	17,232

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

COMM Mortgage Trust (15-CR23-A2)

2.85%	05/10/48	$27,819	$28,062

COMM Mortgage Trust (12-CR2-XA) (I/O)

1.61% (1)	08/15/45	2,254,913	11,558

COMM Mortgage Trust (12-CR3-A3)

2.82%	10/15/45	26,403	26,635

COMM Mortgage Trust (12-CR3-XA) (I/O)

1.83% (1)	10/15/45	2,092,841	17,463

COMM Mortgage Trust (12-CR4-A3)

2.85%	10/15/45	66,593	67,555

COMM Mortgage Trust (12-CR4-XA) (I/O)

1.69% (1)	10/15/45	990,596	11,131

COMM Mortgage Trust (13-CR9-ASB)

3.83%	07/10/45	19,637	20,115

COMM Mortgage Trust (13-LC6-XA) (I/O)

1.28% (1)	01/10/46	407,577	4,103

COMM Mortgage Trust (14-CR14-A2)

3.15%	02/10/47	25,567	25,717

COMM Mortgage Trust (15-CR22-A2)

2.86%	03/10/48	71,142	71,546

COMM Mortgage Trust (16-DC2-XA) (I/O)

0.96% (1)	02/10/49	795,130	25,441

COMM Mortgage Trust (19-WCM-A)

0.98% (1 mo. USD LIBOR + 0.900%) (2),(3)	10/15/34	45,842	45,842

GS Mortgage Securities Corp. (12-ALOH-A)

3.55% (3)	04/10/34	38,000	38,227

GS Mortgage Securities Trust (12-GC6-AS)

4.95% (3)	01/10/45	11,942	11,941

GS Mortgage Securities Trust (12-GCJ7-AS)

4.09%	05/10/45	73,000	73,617

GS Mortgage Securities Trust (13-GC14-A4)

3.96%	08/10/46	26,523	27,216

GS Mortgage Securities Trust (13-GC16-XA) (I/O)

1.01% (1)	11/10/46	1,511,961	24,958

GS Mortgage Securities Trust (15-GC32-A2)

3.06%	07/10/48	38,232	38,252

JPMBB Commercial Mortgage Securities Trust (14-C18-XA) (I/O)

0.78% (1)	02/15/47	1,070,699	15,398

JPMBB Commercial Mortgage Securities Trust (15-C32-A2)

2.82%	11/15/48	59,015	59,522

JPMorgan Chase Commercial Mortgage Securities (12-C6-XA) (I/O)

1.51% (1)	05/15/45	3,088,181	8,472

JPMorgan Chase Commercial Mortgage Securities Trust (12-C6-A3)

3.51%	05/15/45	39,630	40,003

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

JPMorgan Chase Commercial Mortgage Securities Trust (12-C8-XA) (I/O)

1.72% (1)	10/15/45	$1,192,888	$10,913

JPMorgan Chase Commercial Mortgage Securities Trust (12-CBX-A4)

3.48%	06/15/45	33,181	33,592

JPMorgan Chase Commercial Mortgage Securities Trust (16-JP3-A2)

2.43%	08/15/49	42,954	43,115

JPMorgan Chase Commercial Mortgage Securities Trust (18-LAQ-A)

1.09% (1 mo. USD LIBOR + 1.000%) (2),(3)	06/15/32	6,480	6,484

Morgan Stanley Bank of America Merrill Lynch Trust (12-C5-XA) (I/O)

1.36% (1),(3)	08/15/45	2,229,846	9,672

Morgan Stanley Bank of America Merrill Lynch Trust (13-C12-XA) (I/O)

0.58% (1)	10/15/46	340,186	2,863

Morgan Stanley Bank of America Merrill Lynch Trust (13-C7-XA) (I/O)

1.32% (1)	02/15/46	2,108,491	23,463

Morgan Stanley Bank of America Merrill Lynch Trust (14-C15-A3)

3.77%	04/15/47	11,257	11,689

Morgan Stanley Capital I Trust (12-C4-A4)

3.24%	03/15/45	9,378	9,428

Natixis Commercial Mortgage Securities Trust (19-MILE-A)

1.59% (1 mo. USD LIBOR + 1.500%) (2),(3)	07/15/36	100,000	100,143

One Market Plaza Trust (17-1MKT-A)

3.61% (3)	02/10/32	100,000	100,604

PFP, Ltd. (19-5-A)

1.06% (1 mo. USD LIBOR + 0.970%) (2),(3)	04/14/36	139,581	139,663

PFP, Ltd. (19-6-A)

1.14% (1 mo. USD LIBOR + 1.050%) (2),(3)	04/14/37	42,322	42,337

UBS Commercial Mortgage Trust (12-C1-XA) (I/O)

1.99% (1),(3),(4)	05/10/45	219,092	400

UBS-Barclays Commercial Mortgage Trust (12-C3-XA) (I/O)

1.81% (1),(3)	08/10/49	1,118,233	10,870

UBS-Barclays Commercial Mortgage Trust (12-C4-XA) (I/O)

1.58% (1),(3)	12/10/45	1,590,949	15,919

UBS-Barclays Commercial Mortgage Trust (13-C5-XA) (I/O)

0.90% (1),(3)	03/10/46	1,900,353	14,265

Wells Fargo Commercial Mortgage Trust (15-LC20-A2)

2.68%	04/15/50	14,921	15,000

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Wells Fargo Commercial Mortgage Trust (15-NXS2-XA) (I/O)

0.66% (1)	07/15/58	$1,538,532	$30,415

Wells Fargo Commercial Mortgage Trust (16-C34-A2)

2.60%	06/15/49	42,809	42,808

Wells Fargo Commercial Mortgage Trust (16-C36-A2)

2.50%	11/15/59	4,168	4,214

Wells Fargo Commercial Mortgage Trust (16-LC24-A2)

2.50%	10/15/49	1,612	1,622

WFRBS Commercial Mortgage Trust (12-C10-A3)

2.88%	12/15/45	45,000	45,676

WFRBS Commercial Mortgage Trust (12-C6-XA) (I/O)

2.10% (1),(3)	04/15/45	352,540	256

WFRBS Commercial Mortgage Trust (12-C7-A2)

3.43%	06/15/45	17,000	17,134

WFRBS Commercial Mortgage Trust (12-C7-XA) (I/O)

1.29% (1),(3)	06/15/45	706,522	2,444

WFRBS Commercial Mortgage Trust (12-C8-A3)

3.00%	08/15/45	50,000	50,500

WFRBS Commercial Mortgage Trust (12-C8-XA) (I/O)

1.77% (1),(3),(4)	08/15/45	604,570	3,163

WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O)

1.86% (1),(3)	11/15/45	2,066,638	22,537

WFRBS Commercial Mortgage Trust (12-C9-XB) (I/O)

0.71% (1),(3)	11/15/45	3,224,000	18,391

WFRBS Commercial Mortgage Trust (14-C21-XA) (I/O)

1.02% (1)	08/15/47	1,648,491	37,282

WFRBS Commercial Mortgage Trust (14-C22-A3)

3.53%	09/15/57	912	911

WFRBS Commercial Mortgage Trust (14-C24-A3)

3.43%	11/15/47	41,346	42,492

Total Commercial Mortgage-Backed Securities — Non-Agency

(Cost: $2,075,547)			1,822,291

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY —18.7%

Fannie Mae (03-11-FA)

1.09% (1 mo. USD LIBOR + 1.000%) (2)	09/25/32	9,016	9,143

Fannie Mae (03-52-NF)

0.49% (1 mo. USD LIBOR + 0.400%) (2)	06/25/23	534	535

Fannie Mae (06-23-FP) (PAC)

0.39% (1 mo. USD LIBOR + 0.300%) (2)	04/25/36	12,643	12,697

Fannie Mae (07-64-FA)

0.56% (1 mo. USD LIBOR + 0.470%) (2)	07/25/37	20,486	20,744

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae (08-24-PF) (PAC)

0.74% (1 mo. USD LIBOR + 0.650%) (2)	02/25/38	$11,527	$11,635

Fannie Mae (10-118-GF) (PAC)

0.64% (1 mo. USD LIBOR + 0.550%) (2)	10/25/39	19,476	19,550

Fannie Mae (11-75-HP) (PAC)

2.50%	07/25/40	6,521	6,616

Fannie Mae (12-93-GF) (PAC)

0.34% (1 mo. USD LIBOR + 0.250%) (2)	07/25/40	11,506	11,512

Fannie Mae (20-10-FA)

0.59% (1 mo. USD LIBOR + 0.500%) (2)	03/25/50	25,951	26,096

Fannie Mae (17-10-FA)

0.49% (1 mo. USD LIBOR + 0.400%) (2)	03/25/47	53,814	54,197

Fannie Mae, Pool #254548

5.50%	12/01/32	7,011	8,100

Fannie Mae, Pool #600187

7.00%	07/01/31	13,626	15,168

Fannie Mae, Pool #995364

6.00%	10/01/38	7,334	8,491

Fannie Mae, Pool #AL0851

6.00%	10/01/40	4,312	5,004

Freddie Mac (3071-TF) (PAC)

0.39% (1 mo. USD LIBOR + 0.300%) (2)	04/15/35	15,994	16,033

Freddie Mac (3084-FN)

0.59% (1 mo. USD LIBOR + 0.500%) (2)	12/15/34	1,457	1,458

Freddie Mac (3300-FA)

0.39% (1 mo. USD LIBOR + 0.300%) (2)	08/15/35	22,141	22,257

Freddie Mac (3318-F)

0.34% (1 mo. USD LIBOR + 0.250%) (2)	05/15/37	27,730	27,847

Freddie Mac (3879-MF)

0.44% (1 mo. USD LIBOR + 0.350%) (2)	09/15/38	2,900	2,902

Freddie Mac (3940-PF) (PAC)

0.44% (1 mo. USD LIBOR + 0.350%) (2)	05/15/40	4,970	4,973

Freddie Mac (3946-FG) (PAC)

0.44% (1 mo. USD LIBOR + 0.350%) (2)	10/15/39	4,992	5,000

Freddie Mac (4231-FD)

0.44% (1 mo. USD LIBOR + 0.350%) (2)	10/15/32	32,904	32,519

Freddie Mac (263-F5)

0.59% (1 mo. USD LIBOR + 0.500%) (2)	06/15/42	20,009	20,174

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae II, Pool #80022

2.13% (1-year Treasury Constant Maturity Rate + 1.500%) (2)	12/20/26	$7,309	$7,493

Ginnie Mae II, Pool #80636

2.25% (1-year Treasury Constant Maturity Rate + 1.500%) (2)	09/20/32	4,897	5,054

Ginnie Mae II, Pool #80757

2.25% (1-year Treasury Constant Maturity Rate + 1.500%) (2)	10/20/33	3,285	3,358

Ginnie Mae II, Pool #80797

2.00% (1-year Treasury Constant Maturity Rate + 1.500%) (2)	01/20/34	18,487	18,770

Ginnie Mae II, Pool #80937

1.88% (1-year Treasury Constant Maturity Rate + 1.500%) (2)	06/20/34	9,585	10,008

Ginnie Mae II TBA, 30-Year

2.00% (5)	05/01/51	25,000	25,264

2.50%	02/01/51	400,000	410,448

Uniform Mortgage-Backed Securities TBA, 30-Year

2.00% (5)	07/01/51	400,000	398,459

2.50% (5)	07/01/51	375,000	383,578

Uniform Mortgage-Backed Securities TBA, 30-Year

2.00% (5)	07/01/51	775,000	773,627

2.50% (5)	07/01/51	800,000	819,998

3.00% (5)	05/01/49	175,000	182,371

Total Residential Mortgage-Backed Securities — Agency

(Cost: $3,333,869)			3,381,079

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 6.2%

ABFC Trust (02-WF2-A2)

1.21% (1 mo. USD LIBOR + 1.125%) (2)	05/25/32	32,560	32,422

Accredited Mortgage Loan Trust (05-1-M2)

1.12% (1 mo. USD LIBOR + 1.035%) (2)	04/25/35	75,391	76,227

BNC Mortgage Loan Trust (06-2-A4)

0.41% (1 mo. USD LIBOR + 0.320%) (2)	11/25/36	44,061	43,390

Centex Home Equity Loan Trust (06-A-M1)

0.54% (1 mo. USD LIBOR + 0.450%) (2)	06/25/36	124,260	124,074

Citigroup Mortgage Loan Trust, Inc. (06-WFH4-M1)

0.51% (1 mo. USD LIBOR + 0.420%) (2)	11/25/36	16,466	16,479

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Credit Suisse First Boston Mortgage Securities Corp. (02-AR31-6A1)

1.87% (1)	11/25/32	$12,979	$12,985

CWABS Asset-Backed Certificates Trust (05-11-MV3)

0.88% (1 mo. USD LIBOR + 0.795%) (2)	02/25/36	35,072	35,119

CWABS Asset-Backed Certificates Trust (05-3-MV5)

1.09% (1 mo. USD LIBOR + 1.005%) (2)	08/25/35	5,380	5,388

First Franklin Mortgage Loan Asset-Backed Certificates (04-FF5-A3C)

1.09% (1 mo. USD LIBOR + 1.000%) (2)	08/25/34	10,871	11,015

JP Morgan Mortgage Trust (18-8-A3)

4.00% (3),(1)	01/25/49	98,421	99,367

JPMorgan Mortgage Acquisition Trust (07-CH4-A5)

0.33% (1 mo. USD LIBOR + 0.240%) (2)	05/25/37	44,461	44,110

Morgan Stanley Capital I, Inc. Trust (06-NC2-A2D)

0.67% (1 mo. USD LIBOR + 0.580%) (2)	02/25/36	41,510	41,255

New Century Home Equity Loan Trust (05-1-M1)

0.76% (1 mo. USD LIBOR + 0.675%) (2)	03/25/35	95,911	96,231

NovaStar Mortgage Funding Trust Series (05-1-M5)

1.17% (1 mo. USD LIBOR + 1.080%) (2)	06/25/35	42,397	43,018

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates (04-WHQ2-M4)

1.66% (1 mo. USD LIBOR + 1.575%) (2)	02/25/35	46,024	46,449

RASC Series Trust (06-KS3-M1)

0.58% (1 mo. USD LIBOR + 0.330%) (2)	04/25/36	53,305	53,386

Residential Accredit Loans, Inc. (02-QS16-A2)

0.64% (1 mo. USD LIBOR + 0.550%) (2),(6)	10/25/17	68	36

Soundview Home Loan Trust (05-OPT1-M2)

0.76% (1 mo. USD LIBOR + 0.675%) (2)	06/25/35	31,993	32,014

Structured Asset Investment Loan Trust (05-11-A3)

0.69% (1 mo. USD LIBOR + 0.600%) (2)	01/25/36	22,030	22,067

Structured Asset Investment Loan Trust (05-HE3-M1)

0.81% (1 mo. USD LIBOR + 0.720%) (2)	09/25/35	39,306	39,302

VOLT XCIV LLC (21-NPL3-A1)

2.24% (3)	02/27/51	150,083	149,975

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Wells Fargo Home Equity Asset-Backed Securities Trust (05-4-M3)

0.84% (1 mo. USD LIBOR + 0.750%) (2)	12/25/35	$100,000	$100,110

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $1,101,715)			1,124,419

CORPORATE BONDS — 11.9%

Aerospace/Defense — 0.1%

Boeing Co. (The)

1.43%	02/04/24	15,000	15,009

Agriculture — 0.2%

Imperial Brands Finance PLC

3.13% (3)	07/26/24	10,000	10,448

4.25% (3)	07/21/25	20,000	21,642

			32,090

Auto Manufacturers — 0.2%

Daimler Finance North America LLC

1.75% (3)	03/10/23	25,000	25,372

Ford Motor Credit Co. LLC

1.20% (3 mo. USD LIBOR + 1.080%)(2)	08/03/22	5,000	5,000

3.22%	01/09/22	5,000	5,021

General Motors Financial Co., Inc.

4.20%	11/06/21	5,000	5,002

			40,395

Banks — 5.0%

Bank of America Corp.

3.46% (3 mo. USD LIBOR + 0.970%)(2)	03/15/25	75,000	79,072

Citigroup, Inc.

1.28% (SOFR + 0.528%)(2)	11/03/25	60,000	60,056

2.90%	12/08/21	25,000	25,017

3.35% (3 mo. USD LIBOR + 0.897%)(2)	04/24/25	30,000	31,615

Credit Suisse Group AG

2.59% (SOFR + 1.560%)(2),(3)	09/11/25	10,000	10,281

3.80%	06/09/23	20,000	20,940

Goldman Sachs Group, Inc. (The)

0.48%	01/27/23	25,000	24,956

0.93% (SOFR + 0.486%)(2)	10/21/24	65,000	64,964

HSBC Holdings PLC

0.98% (SOFR + 0.708%)(2)	05/24/25	35,000	34,725

JPMorgan Chase & Co.

0.77% (SOFR + 0.490%)(2)	08/09/25	25,000	24,719

0.97% (SOFR + 0.580%)(2)	06/23/25	55,000	54,721

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

4.02% (3 mo. USD LIBOR + 1.000%)(2)	12/05/24	$55,000	$58,502

Lloyds Banking Group PLC (United Kingdom)

2.86% (3 mo. USD LIBOR + 1.249%)(2)	03/17/23	10,000	10,087

2.91% (3 mo. USD LIBOR + 0.810%)(2)	11/07/23	15,000	15,344

3.87% (1-year Treasury Constant Maturity Rate + 3.500%)(2)	07/09/25	55,000	58,849

Macquarie Group, Ltd.

1.20% (SOFR + 0.694%)(3),(2)	10/14/25	50,000	49,722

Morgan Stanley

0.53% (SOFR + 0.455%)(2)	01/25/24	35,000	34,926

1.16% (SOFR + 0.560%)(2)	10/21/25	140,000	139,314

NatWest Group PLC

3.50% (3 mo. USD LIBOR + 1.480%)(2)	05/15/23	30,000	30,445

4.52% (3 mo. USD LIBOR + 1.550%)(2)	06/25/24	55,000	58,227

Santander UK Group Holdings PLC (United Kingdom)

3.57%	01/10/23	10,000	10,059

Wells Fargo & Co.

3.75%	01/24/24	15,000	15,918

			912,459

Biotechnology — 0.2%

Gilead Sciences, Inc.

0.65% (3 mo. USD LIBOR + 0.520%)(2)	09/29/23	25,000	25,001

Royalty Pharma PLC

0.75%	09/02/23	20,000	19,961

			44,962

Chemicals — 0.1%

International Flavors & Fragrances, Inc.

0.70% (3)	09/15/22	10,000	10,011

Commercial Services — 0.1%

IHS Markit, Ltd.

5.00% (3)	11/01/22	25,000	25,844

Diversified Financial Services — 0.4%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

3.95%	02/01/22	10,000	10,055

4.88%	01/16/24	10,000	10,762

Air Lease Corp.

3.50%	01/15/22	30,000	30,180

Avolon Holdings Funding, Ltd.

3.63% (3)	05/01/22	10,000	10,112

Park Aerospace Holdings, Ltd.

4.50% (3)	03/15/23	5,000	5,209

			66,318

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Electric — 0.1%

Dominion Energy, Inc.

3.30%	03/15/25	$25,000	$26,562

Health Care-Products — 0.4%

Fresenius US Finance II, Inc.

4.50% (3)	01/15/23	15,000	15,526

Thermo Fisher Scientific, Inc.

1.22%	10/18/24	55,000	55,034

			70,560

Health Care-Services — 0.7%

CommonSpirit Health

2.76%	10/01/24	10,000	10,438

Dignity Health

3.13%	11/01/22	10,000	10,248

Fresenius Medical Care US Finance II, Inc.

5.88%(3)	01/31/22	15,000	15,188

HCA, Inc.

4.75%	05/01/23	40,000	42,292

Humana, Inc.

0.65%	08/03/23	30,000	29,984

3.85%	10/01/24	15,000	16,112

			124,262

Insurance — 0.3%

Athene Global Funding

0.75% (SOFR + 0.700%)(2),(3)	05/24/24	20,000	20,096

Trinity Acquisition PLC

4.63%	08/15/23	35,000	37,200

			57,296

Miscellaneous Manufacturers — 0.7%

General Electric Co.

0.50% (3 mo. USD LIBOR + 0.380%) (2)	05/05/26	5,000	4,950

1.12% (3 mo. USD LIBOR + 1.000%) (2)	04/15/23	75,000	75,668

3.63%	05/01/30	40,000	44,811

			125,429

Oil & Gas — 0.1%

Petroleos Mexicanos

5.35%	02/12/28	15,000	15,006

Packaging & Containers — 0.1%

Berry Global, Inc.

0.95%	02/15/24	15,000	14,937

Pharmaceuticals — 0.7%

Bayer US Finance II LLC

3.38% (3)	07/15/24	10,000	10,487

Bayer US Finance LLC

2.20% (3)	07/15/22	45,000	45,223

Issues	Maturity Date	Principal Amount	Value

Pharmaceuticals (Continued)

Becton Dickinson and Co.

3.73%	12/15/24	$35,000	$37,550

Viatris, Inc.

1.13%	06/22/22	25,000	25,093

			118,353

REIT — 0.9%

American Campus Communities Operating Partnership LP

3.75%	04/15/23	30,000	31,090

Camden Property Trust

2.95%	12/15/22	25,000	25,499

CyrusOne LP / CyrusOne Finance Corp.

2.90%	11/15/24	20,000	20,911

GLP Capital LP / GLP Financing II, Inc.

5.38%	11/01/23	25,000	26,864

Host Hotels & Resorts LP (REIT)

3.75%	10/15/23	25,000	26,079

Kilroy Realty LP

3.45%	12/15/24	5,000	5,301

Kimco Realty Corp.

3.40%	11/01/22	20,000	20,462

			156,206

Retail — 0.0%

7-Eleven, Inc.

0.58% (3 mo. USD LIBOR + 0.450%) (2),(3)	08/10/22	7,000	7,001

Savings & Loans — 0.3%

Nationwide Building Society (United Kingdom)

3.62% (3 mo. USD LIBOR + 0.181%) (2),(3)	04/26/23	25,000	25,358

3.77% (3 mo. USD LIBOR + 1.064%) (3),(2)	03/08/24	30,000	31,152

			56,510

Semiconductors — 0.3%

NXP BV / NXP Funding LLC

4.63% (3)	06/01/23	30,000	31,746

Skyworks Solutions, Inc.

0.90%	06/01/23	25,000	25,010

			56,756

Software — 0.1%

VMware, Inc.

1.00%	08/15/24	25,000	25,044

Telecommunications — 0.9%

SES SA

3.60% (3)	04/04/23	35,000	36,228

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

Telecommunications (Continued)

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

4.74% (3)	03/20/25	$87,500	$92,422

T-Mobile USA, Inc.

3.88%	04/15/30	25,000	27,353

			156,003

Total Corporate Bonds

(Cost: $2,148,781)			2,157,013

MUNICIPAL BONDS — 1.5%

City and County of Denver Co. Airport System Revenue, Revenue Bond

1.12%	11/15/24	10,000	10,062

City of Baltimore MD, General Obligation Unlimited

5.00%	10/15/25	50,000	54,956

City of New York NY, General Obligation Unlimited

0.43%	08/01/22	75,000	75,106

County of Miami-Dade FL Aviation Revenue, Revenue Bond

2.32%	10/01/22	15,000	15,287

New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bond

2.31%	11/01/26	25,000	25,974

New York State Dormitory Authority, Revenue Bond

5.00%	03/15/24	15,000	16,467

State of California, General Obligation Unlimited

2.50%	10/01/22	75,000	76,558

Total Municipal Bonds

(Cost: $274,594)			274,410

U.S. TREASURY SECURITIES — 12.5%

U.S. Treasury Floating Rate Note

0.11% (3 mo. Treasury Money Market Yield + 0.055%) (2)	10/31/22	170,000	170,089

U.S. Treasury Note

0.25%	09/30/23	15,000	14,942

0.38%	10/31/23	1,309,000	1,305,987

0.88%	09/30/26	224,000	220,960

1.13%	10/31/26	41,000	40,871

1.75%	11/30/21	500,000	500,664

Total U.S. Treasury Securities

(Cost: $2,257,024)			2,253,513

ASSET-BACKED SECURITIES — 2.7%

BSPRT Issuer, Ltd. (18-FL4-A)

1.14% (1 mo. USD LIBOR + 1.050%) (2),(3)	09/15/35	5,239	5,240

CoreVest American Finance Trust (19-1-XA) (I/O)

2.14% (1),(3)	03/15/52	392,895	21,743

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

FS Rialto (19-FL1-A)

1.29% (1 mo. USD LIBOR + 1.200%) (2),(3)	12/16/36	$100,000	$100,095

Grand Avenue CRE (19-FL1-A)

1.21% (1 mo. USD LIBOR + 1.120%) (2),(3)	06/15/37	25,153	25,160

Marathon CRE, Ltd. (18-FL1-A)

1.24% (1 mo. USD LIBOR + 1.150%) (2),(3)	06/15/28	73,098	73,112

MF1, Ltd. (20-FL4-A)

1.86% (SOFR + 1.814) (2),(3)	11/15/35	18,000	18,155

Navient Private Education Refi Loan Trust (20-BA-A2)

2.12% (3)	01/15/69	81,655	82,761

Navient Private Education Refi Loan Trust (21-BA-A)

0.94% (3)	07/15/69	88,100	87,092

Tricon American Homes Trust (17-SFR2-A)

2.93% (3)	01/17/36	38,767	39,169

Tricon American Homes Trust (17-SFR2-B)

3.28% (3)	01/17/36	39,000	39,426

Total Asset-backed Securities

(Cost: $504,158)			491,953

U.S. GOVERNMENT AGENCY OBLIGATION — 0.9%

(Cost: $160,970)

United States International Development Finance Corp.

1.49%	08/15/31	160,000	159,514

Total Fixed Income Securities

(Cost: $12,532,764)			12,279,491

		Shares

MONEY MARKET INVESTMENTS — 5.9%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (7)		1,057,266	1,057,266

Total Money Market Investments

(Cost: $1,057,266)			1,057,266

	Maturity Date	Principal Amount

SHORT TERM INVESTMENTS—50.7%

U.S. Treasury Securities — 50.7%

U.S. Treasury Bill

0.06% (8)	04/14/22	$850,000	849,768

0.05% (8)	02/03/22	1,000,000	999,866

0.06% (8)	04/21/22	850,000	849,737

0.06% (8)	01/27/22	1,000,000	999,861

0.06% (8)	01/06/22	600,000	599,931

0.06% (8)	01/13/22	1,000,000	999,884

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

U.S. Treasury Securities (Continued)

0.05% (8)	01/20/22	$1,000,000	$999,878

0.05% (8)	03/03/22	1,000,000	999,814

0.06% (8)	04/07/22	850,000	849,805

0.05% (9)	02/10/22	1,000,000	999,860

Total U.S. Treasury Securities

(Cost: $9,148,601)			9,148,404

Total Short Term Investments

(Cost: $9,148,601)			9,148,404

Total Investments (124.5%)

(Cost: $22,738,631)			22,485,161

Liabilities In Excess Of Other Assets (-24.5%)			(4,423,713)

Net Assets (100.0%)			$18,061,448

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation (Depreciation)
Short Futures
5	10-Year U.S. Ultra Treasury Note Futures	12/21/21	$(735,317)	$(725,157)	$10,160
6	2-Year U.S. Treasury Note Futures	12/31/21	(1,320,340)	(1,315,500)	4,840
7	5-Year U.S. Treasury Note Futures	12/31/21	(865,111)	(852,250)	12,861
2	U.S. Ultra Long Bond Futures	12/21/21	(388,339)	(392,812)	(4,473)

			$(3,309,107)	$(3,285,719)	$23,388

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
TBA	To Be Announced.
(1)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2021.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2021, the value of these securities amounted to $1,859,587 or 10.3% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(4)	Restricted security (Note 11).
(5)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(6)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of October 31, 2021.
(7)	Rate disclosed is the 7-day net yield as of October 31, 2021.
(8)	Rate shown represents yield-to-maturity.

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Investments by Sector	October 31, 2021

Sector	Percentage of Net Assets
U.S. Treasury Securities	63.2%
Residential Mortgage-Backed Securities — Agency	18.7
Corporate Bonds	11.9
Commercial Mortgage-Backed Securities — Non-Agency	10.1
Residential Mortgage-Backed Securities — Non-Agency	6.2
Money Market Investments	5.9
Commercial Mortgage-Backed Securities — Agency	3.4
Asset-Backed Securities	2.7
Municipal Bonds	1.5
U.S. Government Agency Obligations	0.9
Other*	(24.5)

Total	100.0%

*	Includes futures, pending trades, interest receivable and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Fair Valuation Summary	October 31, 2021

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Commercial Mortgage-Backed Securities — Agency	$—	$615,299	$—	$615,299
Commercial Mortgage-Backed Securities — Non-Agency	—	1,822,291	—	1,822,291
Residential Mortgage-Backed Securities — Agency	—	3,381,079	—	3,381,079
Residential Mortgage-Backed Securities — Non-Agency	—	1,124,419	—	1,124,419
Corporate Bonds*	—	2,157,013	—	2,157,013
Municipal Bonds	—	274,410	—	274,410
U.S. Treasury Securities	2,253,513	—	—	2,253,513
Asset-Backed Securities	—	491,953	—	491,953
U.S. Government Agency Obligations	—	159,514	—	159,514

Total Fixed Income Securities	2,253,513	10,025,978	—	12,279,491

Money Market Investments	1,057,266	—	—	1,057,266
Short-Term Investments	9,148,404	—	—	9,148,404

Total Investments	$12,459,183	$10,025,978	$—	$22,485,161

Asset Derivatives
Futures Contracts
Interest Rate Risk	27,861	—	—	27,861

Total Investments	$12,487,044	$10,025,978	$—	$22,513,022

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(4,473)	$—	$—	$(4,473)

Total	$(4,473)	$—	$—	$(4,473)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments	October 31, 2021

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES —124.4% of Net Assets

ASSET-BACKED SECURITIES — 10.5%

321 Henderson Receivables I LLC (13-3A-A)

4.08% (1)	01/17/73	$6,047,340	$6,746,740

AGL CLO, Ltd. (21-13A-B)

1.81% (3 mo. USD LIBOR + 1.650%) (1),(2)	10/20/34	16,585,000	16,593,193

Allegro CLO XII, Ltd. (20-1A-A1)

1.38% (3 mo. USD LIBOR + 1.250%) (1),(2)	01/21/32	17,125,000	17,141,269

Apidos CLO (21-37A-B)

0.00% (3 mo. USD LIBOR + 1.600%) (1),(2),(3)	10/22/34	17,000,000	17,013,719

Barings CLO, Ltd. (18-3A-A1)

1.08% (3 mo. USD LIBOR + 0.950%) (1),(2)	07/20/29	8,210,887	8,213,687

Barings CLO, Ltd. (20-4A-A)

1.35% (3 mo. USD LIBOR + 1.220%) (1),(2)	01/20/32	18,500,000	18,513,875

BDS, Ltd. (20-FL5-A)

1.31% (SOFR + 1.264%) (1),(2)	02/16/37	17,500,000	17,526,652

Blackrock DLF VIII-L CLO Trust (21-1A-A)

1.47% (3 mo. USD LIBOR + 1.350%) (1),(2)	04/17/32	11,919,608	11,923,625

BSPRT Issuer, Ltd. (18-FL4-A)

1.14% (1 mo. USD LIBOR + 1.050%) (1),(2)	09/15/35	1,708,444	1,708,852

Carvana Auto Receivables Trust (21-N3)

2.53% (1)	06/12/28	3,250,000	3,261,470

CoreVest American Finance Trust (20-1-A2)

2.30% (1)	03/15/50	22,735,000	22,898,619

CoreVest American Finance Trust (20-1-XA) (I/O)

2.68% (1),(4)	03/15/50	55,037,228	6,145,773

CoreVest American Finance Trust (20-1-XB) (I/O)

2.07% (1),(4)	03/15/50	38,948,500	5,034,103

CoreVest American Finance Trust (20-4-XA) (I/O)

3.87% (1),(4)	12/15/52	57,142,949	6,810,125

CoreVest American Finance Trust (20-4-XB) (I/O)

2.83% (1),(4)	12/15/52	27,500,000	3,787,047

CoreVest American Finance Trust (21-1-XA) (I/O)

2.97% (1),(4)	04/15/53	79,236,686	9,567,144

Dryden CLO, Ltd. (20-83A-A)

1.34% (3 mo. USD LIBOR + 1.220%) (1),(2)	01/18/32	18,000,000	18,011,736

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

EFS Volunteer No 2 LLC (12-1-A2)

1.44% (1 mo. USD LIBOR + 1.350%) (1),(2)	03/25/36	$4,922,707	$5,005,787

EFS Volunteer No 3 LLC (12-1-A3)

1.09% (1 mo. USD LIBOR + 1.000%) (1),(2)	04/25/33	10,587,997	10,676,965

Flatiron RR CLO, LLC (21-2A-B)

0.00% (3 mo. USD LIBOR + 1.600%) (1),(2),(3)	10/15/34	15,600,000	15,613,322

GCI Funding I LLC (21-1-A)

2.38% (1)	06/18/46	27,062,311	27,224,092

Global SC Finance II SRL (14-1A-A2)

3.09% (1)	07/17/29	4,500,375	4,545,510

GoldenTree Loan Management US CLO, Ltd. (19-4A-AR)

1.23% (3 mo. USD LIBOR + 1.110%) (1),(2)	04/24/31	23,800,000	23,810,520

Higher Education Funding I (14-1-A)

1.18% (3 mo. USD LIBOR + 1.050%) (1),(2)	05/25/34	10,179	10,222

HPS Loan Management, Ltd. (0A-16-A2RR)

1.78% (3 mo. USD LIBOR + 1.650%) (1),(2)	04/20/34	20,000,000	20,024,660

LCM XXIV, Ltd. (24A-AR)

1.11% (3 mo. USD LIBOR + 0.980%) (1),(2)	03/20/30	10,000,000	10,009,420

LoanCore Issuer, Ltd. (18-CRE1-A)

1.22% (1 mo. USD LIBOR + 1.130%) (1),(2)	05/15/28	4,403,950	4,404,813

Lucali CLO, Ltd. (20-1A-A)

1.33% (3 mo. USD LIBOR + 1.210%) (1),(2)	01/15/33	18,000,000	18,014,562

M360, Ltd. (21-CRE3-A)

1.59% (1 mo. USD LIBOR + 1.500%) (1),(2)	10/22/36	10,000,000	10,101,819

Madison Park Funding XLVIII, Ltd. (21-48A-A)

1.27% (3 mo. USD LIBOR + 1.150%) (1),(2)	04/19/33	18,000,000	18,027,900

Madison Park Funding XXXVIII, Ltd. (21-38A-B)

1.78% (3 mo. USD LIBOR + 1.650%) (1),(2)	07/17/34	10,000,000	10,013,260

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Marathon CRE, Ltd. (18-FL1-A)

1.24% (1 mo. USD LIBOR + 1.150%) (1),(2)	06/15/28	$2,359,593	$2,360,049

Navient Student Loan Trust (14-3-A)

0.71% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	20,519,980	20,520,143

Navient Student Loan Trust (14-4-A)

0.71% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	11,262,158	11,259,383

Navient Student Loan Trust (16-5A-A)

1.34% (1 mo. USD LIBOR + 1.250%) (1),(2)	06/25/65	14,403,452	15,072,908

Neuberger Berman Loan Advisers CLO, Ltd. (20-36A-A1R)

1.38% (3 mo. USD LIBOR + 1.250%) (1),(2)	04/20/33	18,750,000	18,775,744

OHA Credit Funding 3, Ltd. (19-3A-BR)

1.78% (3 mo. USD LIBOR + 1.650%) (1),(2)	07/02/35	13,000,000	13,017,602

OHA Credit Funding, Ltd. (21-9A-B)

1.88% (3 mo. USD LIBOR + 1.700%) (1),(2)	07/19/35	17,500,000	17,532,148

Palmer Square CLO, Ltd. (14-1A-A1R2)

1.25% (3 mo. USD LIBOR + 1.130%) (1),(2)	01/17/31	10,000,000	10,007,500

Palmer Square Loan Funding Ltd. (20-2A-A2)

1.68% (3 mo. USD LIBOR + 1.550%) (1),(2)	04/20/28	7,750,000	7,756,913

Park Avenue Institutional Advisers CLO, Ltd. (21-1A-A1A)

1.52% (3 mo. USD LIBOR + 1.390%) (1),(2)	01/20/34	19,000,000	19,056,240

Rockford Tower CLO, Ltd. (18-1A-A)

1.23% (1 X 3 mo. USD LIBOR + 1.100%) (1),(2)	05/20/31	4,750,000	4,752,147

Sixth Street CLO XVII, Ltd. (21-17A-A)

1.37% (3 mo. USD LIBOR + 1.240%) (1),(2)	01/20/34	18,000,000	18,067,320

SLM Student Loan Trust (08-5-A4)

1.82% (3 mo. USD LIBOR + 1.700%) (2)	07/25/23	1,772,779	1,790,483

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

SLM Student Loan Trust (08-8-B)

2.37% (3 mo. USD LIBOR + 2.250%) (2)	10/25/75	$5,706,000	$5,752,527

Total Asset-Backed Securities

(Cost: $537,137,217)			534,101,588

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 0.5%

Freddie Mac Multifamily Structured Pass-Through Certificates (K038-X3) (I/O)

2.49% (4)	06/25/42	78,039,937	4,463,724

Freddie Mac Multifamily Structured Pass-Through Certificates (K040-X3) (I/O)

2.04% (4)	11/25/42	77,991,835	4,408,839

Freddie Mac Multifamily Structured Pass-Through Certificates (K042-X3) (I/O)

1.60% (4)	01/25/43	76,625,000	3,599,341

Freddie Mac Multifamily Structured Pass-Through Certificates (K045-X3) (I/O)

1.50% (4)	04/25/43	126,630,757	6,034,063

Freddie Mac Multifamily Structured Pass-Through Certificates (K046-X3) (I/O)

1.51% (4)	04/25/43	94,964,072	4,524,877

Total Commercial Mortgage-Backed Securities — Agency

(Cost: $35,285,762)			23,030,844

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 9.8%

1345 Avenue of the Americas & Park Avenue Plaza Trust (05-1-A3)

5.28% (1)	08/10/35	10,401,853	11,046,470

BAMLL Commercial Mortgage Securities Trust (20-BOC-A)

2.63% (1)	01/15/32	14,275,000	14,701,333

BDS, Ltd. (20-FL6-C)

2.41% (SOFR30A + 2.364%) (1),(2)	09/15/35	21,477,000	21,840,698

Benchmark Mortgage Trust (19-B14-225C)

3.29% (1),(4)	12/15/62	13,234,000	12,668,335

Benchmark Mortgage Trust (19-B14-225D)

3.29% (1),(4)	12/15/62	20,303,000	19,014,793

BFLD Trust (20-OBRK-A)

2.14% (1 mo. USD LIBOR + 2.050%) (1),(2)	11/15/28	17,940,000	17,980,467

BPR Trust (21-WILL-A)

1.84% (1 mo. USD LIBOR + 1.750%) (1),(2)	06/15/38	17,064,721	17,070,855

BX Commercial Mortgage Trust (20-VIV4-A)

2.84% (1)	03/09/44	15,285,000	15,790,324

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

BX Trust (19-OC11-A)

3.20% (1)	12/09/41	$8,270,000	$8,770,686

BX Trust (21-SDMF-J)

4.12% (1 mo. USD LIBOR + 4.033%) (1),(2)	09/15/34	13,000,000	12,975,366

CAMB Commercial Mortgage Trust (19-LIFE-D)

1.84% (1 mo. USD LIBOR + 1.750%) (1),(2)	12/15/37	14,425,000	14,439,152

Credit Suisse Mortgage Trust

3.81% (1 mo. USD LIBOR + 3.714%) (1),(2)	08/15/23	19,780,000	19,829,399

DBGS Mortgage Trust (18-BIOD-E)

1.79% (1 mo. USD LIBOR + 1.700%) (1),(2)	05/15/35	9,281,389	9,290,086

DBWF Mortgage Trust

(16-85T-A) 3.79% (1)	12/10/36	6,385,000	6,958,551

DC Office Trust

(19-MTC-A) 2.97% (1)	09/15/45	5,750,000	6,073,356

Grace Trust (20-GRCE-A)

2.35% (1)	12/10/40	30,000,000	30,246,858

Great Wolf Trust (19-WOLF-A)

1.12% (1 mo. USD LIBOR + 1.034%) (1),(2)	12/15/36	13,315,000	13,327,617

GS Mortgage Securities Corp. Trust (12-ALOH-A)

3.55% (1)	04/10/34	13,366,000	13,445,822

GS Mortgage Securities Corp. Trust (12-ALOH-D)

4.13% (1),(4)	04/10/34	10,605,000	10,627,328

Houston Galleria Mall Trust (15-HGLR-D)

3.98% (1)	03/05/37	17,500,000	17,290,850

Hudson Yards Mortgage Trust (19-55HY-A)

2.94% (1),(4)	12/10/41	5,750,000	6,095,038

JPMorgan Chase Commercial Mortgage Securities Trust (18-LAQ-A)

1.09% (1 mo. USD LIBOR + 1.000%) (1),(2)	06/15/32	1,705,839	1,707,011

JPMorgan Chase Commercial Mortgage Securities Trust (18-PHH-A)

2.56% (1 mo. USD LIBOR + 1.060%) (1),(2)	06/15/35	11,619,337	11,581,500

JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-A)

3.40% (1)	06/05/39	13,765,000	15,002,005

Life Mortgage Trust (21-BMR-G)

3.04% (1 mo. USD LIBOR + 2.950%) (1),(2)	03/15/38	21,493,000	21,542,868

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

MF1, Ltd. (20-FL3-C)

4.66% (SOFR + 4.614%) (1),(2)	07/15/35	$22,100,000	$22,573,551

MFT Trust (20-ABC-D)

3.48% (1),(4)	02/10/42	3,245,000	3,102,913

Morgan Stanley Capital I Trust (18-MP-A)

4.28% (1),(4)	07/11/40	18,650,000	20,685,812

Morgan Stanley Capital I Trust (19-L2-A3)

3.81%	03/15/52	6,865,000	7,548,024

Morgan Stanley Capital I Trust (20-CNP-A)

2.43% (1),(4)	04/05/42	18,000,000	18,337,133

One Bryant Park Trust (19-OBP-A)

2.52% (1)	09/15/54	16,825,000	17,286,949

One Market Plaza Trust (17-1MKT-A)

3.61% (1)	02/10/32	19,690,000	19,808,864

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2A)

3.66% (1),(4)	01/05/43	20,935,000	23,020,486

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2B)

4.14% (1),(4)	01/05/43	340,000	376,933

SLG Office Trust (21-OVA-G)

2.85% (1)	07/15/41	16,460,000	14,739,191

Total Commercial Mortgage-Backed Securities — Non-Agency

(Cost: $496,807,733)			496,796,624

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 50.4%

Fannie Mae, Pool #MA4152

2.00%	10/01/40	59,503,773	60,675,324

Fannie Mae , Pool #BM5979

3.50%	09/01/45	8,016,361	8,655,228

Fannie Mae , Pool #FM2342

3.50%	12/01/46	4,743,017	5,121,014

Fannie Mae (01-40-Z)

6.00%	08/25/31	107,817	120,341

Fannie Mae (03-117-TG) (PAC)

4.75%	08/25/33	163,017	170,723

Fannie Mae (04-52-SW) (I/O) (I/F)

7.01% (-1 x 1 mo. USD LIBOR + 7.100%) (2)	07/25/34	426,825	43,110

Fannie Mae (04-65-LT)

4.50%	08/25/24	352,374	365,355

Fannie Mae (04-68-LC)

5.00%	09/25/29	852,385	917,688

Fannie Mae (05-117-LC) (PAC)

5.50%	11/25/35	979,219	999,302

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae (05-74-CP) (I/F) (PAC)

24.42% (-1 x 1 mo. USD LIBOR + 24.750%) (2)	05/25/35	$101,113	$131,679

Fannie Mae (07-103-AI) (I/O) (I/F)

6.41% (-1 x 1 mo. USD LIBOR + 6.500%) (2)	03/25/37	2,928,130	504,603

Fannie Mae (07-20-SI) (I/O) (I/F)

6.36% (-1 x 1 mo. USD LIBOR + 6.450%) (2)	03/25/37	745,355	111,655

Fannie Mae (07-21-SE) (I/O) (I/F)

6.35% (-1 x 1 mo. USD LIBOR + 6.440%) (2)	03/25/37	477,770	79,504

Fannie Mae (07-56-SG) (I/O) (I/F)

6.32% (-1 x 1 mo. USD LIBOR + 6.410%) (2)	06/25/37	740,274	71,859

Fannie Mae (07-58-SV) (I/O) (I/F)

6.66% (-1 x 1 mo. USD LIBOR + 6.750%) (2)	06/25/37	3,339,334	485,243

Fannie Mae (07-65-S) (I/O) (I/F)

6.51% (-1 x 1 mo. USD LIBOR + 6.600%) (2)	07/25/37	539,937	64,323

Fannie Mae (07-88-FY)

0.55% (1 mo. USD LIBOR + 0.460%) (2)	09/25/37	416,591	423,672

Fannie Mae (07-B2-ZA)

5.50%	06/25/37	7,097,710	8,150,072

Fannie Mae (08-1-AI) (I/O) (I/F)

6.16% (-1 x 1 mo. USD LIBOR + 6.250%) (2)	05/25/37	2,887,769	331,366

Fannie Mae (08-13-SB) (I/O) (I/F)

6.15% (-1 x 1 mo. USD LIBOR + 6.240%) (2)	03/25/38	2,811,622	603,816

Fannie Mae (08-23-SB) (I/O) (I/F)

6.76% (-1 x 1 mo. USD LIBOR + 6.850%) (2)	04/25/38	4,208,176	639,876

Fannie Mae (08-35-SD) (I/O) (I/F)

6.36% (-1 x 1 mo. USD LIBOR + 6.450%) (2)	05/25/38	405,834	53,716

Fannie Mae (08-66-SG) (I/O) (I/F)

5.98% (-1 x 1 mo. USD LIBOR + 6.070%) (2)	08/25/38	6,154,884	1,175,513

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae (08-68-SA) (I/O) (I/F)

5.88% (-1 x 1 mo. USD LIBOR + 5.970%) (2)	08/25/38	$2,053,990	$249,979

Fannie Mae (09-3-SH) (I/O) (I/F)

5.36% (-1 x 1 mo. USD LIBOR + 5.450%) (2)	06/25/37	831,877	87,696

Fannie Mae (09-47-SV) (I/O) (I/F)

6.66% (-1 x 1 mo. USD LIBOR + 6.750%) (2)	07/25/39	434,208	50,613

Fannie Mae (09-51-SA) (I/O) (I/F)

6.66% (-1 x 1 mo. USD LIBOR + 6.750%) (2)	07/25/39	2,756,089	402,534

Fannie Mae (09-6-SD) (I/O) (I/F)

5.46% (-1 x 1 mo. USD LIBOR + 5.550%) (2)	02/25/39	677,072	105,326

Fannie Mae (09-68-KB)

4.00%	09/25/24	1,289,345	1,331,367

Fannie Mae (09-71-LB)

4.00%	09/25/29	5,999,648	6,384,506

Fannie Mae (09-72-AC)

4.00%	09/25/29	7,902,210	8,475,456

Fannie Mae (09-72-JS) (I/O) (I/F)

7.16% (-1 x 1 mo. USD LIBOR + 7.250%) (2)	09/25/39	514,251	108,866

Fannie Mae (10-136-CX) (PAC)

4.00%	08/25/39	10,595,194	10,844,460

Fannie Mae (11-111-DB)

4.00%	11/25/41	10,299,400	11,139,984

Fannie Mae (12-128-UY) (PAC)

2.50%	11/25/42	11,738,000	12,169,956

Fannie Mae (12-133-GC) (PAC)

2.50%	08/25/41	9,681,683	9,919,872

Fannie Mae (12-153-PC) (PAC)

2.00%	05/25/42	3,168,060	3,217,551

Fannie Mae (13-101-BO) (P/O)

0.00% (5)	10/25/43	4,135,902	3,668,521

Fannie Mae (13-101-CO) (P/O)

0.00% (5)	10/25/43	9,437,974	8,491,381

Fannie Mae (13-95-PN) (PAC)

3.00%	01/25/43	21,400,000	22,281,797

Fannie Mae (16-106-EF)

0.59% (1 mo. USD LIBOR + 0.500%) (2)	01/25/47	15,095,960	15,240,433

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae (16-63-AF)

0.59% (1 mo. USD LIBOR + 0.500%) (2)	09/25/46	$9,289,426	$9,395,841

Fannie Mae (18-25-FA)

0.39% (1 mo. USD LIBOR + 0.300%) (2)	04/25/48	17,753,087	17,816,672

Fannie Mae (18-52 PZ) (PAC)

4.00%	07/25/48	3,230,644	3,403,927

Fannie Mae (18-55 PA) (PAC)

3.50%	01/25/47	4,793,811	4,951,979

Fannie Mae (19-57)

2.50%	10/25/49	10,546,401	10,832,958

Fannie Mae (20-10-FA)

0.59% (1 mo. USD LIBOR + 0.500%) (2)	03/25/50	10,407,074	10,465,330

Fannie Mae (20-12-FL)

0.54% (1 mo. USD LIBOR + 0.450%) (2)	03/25/50	20,062,613	20,232,500

Fannie Mae (93-202-SZ) (I/F) (PAC)

10.00% (Prime+44.286) (2)	11/25/23	12,513	13,189

Fannie Mae (95-21-C) (P/O)

0.00% (5)	05/25/24	83,535	83,185

Fannie Mae (G92-29-J)

8.00%	07/25/22	304	307

Fannie Mae, Pool #254634

5.50%	02/01/23	13,501	15,079

Fannie Mae, Pool #257536

5.00%	01/01/29	727,172	807,510

Fannie Mae, Pool #310033

6.00%	07/01/47	378,667	438,364

Fannie Mae, Pool #555424

5.50%	05/01/33	1,791,743	2,033,038

Fannie Mae, Pool #661856

1.87% (12 mo. USD LIBOR + 1.623%) (2)	10/01/32	24,681	25,253

Fannie Mae, Pool #671133

1.54% (6 mo. USD LIBOR + 1.413%) (2)	02/01/33	64,074	65,390

Fannie Mae, Pool #687847

1.99% (12 mo. USD LIBOR + 1.615%) (2)	02/01/33	18,376	18,591

Fannie Mae, Pool #692104

1.54% (6 mo. USD LIBOR + 1.413%) (2)	02/01/33	346,504	357,288

Fannie Mae, Pool #699866

1.83% (12 mo. USD LIBOR + 1.551%) (2)	04/01/33	153,200	160,245

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae, Pool #704454

1.94% (12 mo. USD LIBOR + 1.686%) (2)	05/01/33	$24,185	$24,864

Fannie Mae, Pool #728824

1.87% (12 mo. USD LIBOR + 1.622%) (2)	07/01/33	51,536	51,701

Fannie Mae, Pool #734384

5.50%	07/01/33	245,360	272,276

Fannie Mae, Pool #888593

7.00%	06/01/37	235,354	287,367

Fannie Mae, Pool #934103

5.00%	07/01/38	143,949	152,852

Fannie Mae, Pool #979563

5.00%	04/01/28	506,333	557,043

Fannie Mae, Pool #995040

5.00%	06/01/23	66,935	69,305

Fannie Mae, Pool #995425

6.00%	01/01/24	270,938	280,068

Fannie Mae, Pool #995573

6.00%	01/01/49	1,172,246	1,279,773

Fannie Mae, Pool #995953

6.00%	11/01/28	1,977,984	2,220,315

Fannie Mae, Pool #995954

6.00%	03/01/29	1,119,963	1,257,347

Fannie Mae, Pool #AA3303

5.50%	06/01/38	2,009,921	2,315,640

Fannie Mae, Pool #AB6210

3.00%	09/01/42	22,215,786	23,689,569

Fannie Mae, Pool #AE0588

6.00%	08/01/37	4,220,846	4,947,286

Fannie Mae, Pool #AL0851

6.00%	10/01/40	2,718,462	3,155,119

Fannie Mae, Pool #AL1594

6.00%	07/01/40	2,140,379	2,481,542

Fannie Mae, Pool #AL9106

4.50%	02/01/46	11,907,696	13,196,278

Fannie Mae, Pool #AS7241

3.50%	05/01/46	8,172,235	8,790,325

Fannie Mae, Pool #AS9454

4.00%	04/01/47	1,356,088	1,461,637

Fannie Mae, Pool #BN4316

4.00%	01/01/49	183,616	198,074

Fannie Mae, Pool #BN6264

4.00%	04/01/49	4,331,003	4,672,700

Fannie Mae, Pool #CA1540

4.00%	04/01/48	16,679,270	18,254,028

Fannie Mae, Pool #CA1710

4.50%	05/01/48	8,777,483	9,513,965

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae, Pool #CA1711

4.50%	05/01/48	$7,921,986	$8,601,358

Fannie Mae, Pool #CA2208

4.50%	08/01/48	9,014,114	9,771,642

Fannie Mae, Pool #CA5689

3.00%	05/01/50	44,983,338	47,537,501

Fannie Mae, Pool #MA1561

3.00%	09/01/33	22,735,641	24,023,479

Fannie Mae, Pool #MA1584

3.50%	09/01/33	14,697,623	15,765,757

Fannie Mae, Pool #MA2995

4.00%	05/01/47	4,811,600	5,204,467

Freddie Mac (4896-DA)

3.00%	01/15/49	2,542,226	2,677,836

Freddie Mac (4648-FA)

0.59% (1 mo. USD LIBOR + 0.500%) (2)	01/15/47	8,949,839	9,048,698

Freddie Mac (4929-FB)

0.54% (1 mo. USD LIBOR + 0.450%) (2)	09/25/49	17,431,416	17,571,578

Freddie Mac (1829-ZB)

6.50%	03/15/26	27,755	29,171

Freddie Mac (2367-ZK)

6.00%	10/15/31	67,166	75,031

Freddie Mac (2514-PZ) (PAC)

5.50%	10/15/32	1,241,595	1,366,906

Freddie Mac (2571-PZ) (PAC)

5.50%	02/15/33	2,893,611	3,189,432

Freddie Mac (2642-AR)

4.50%	07/15/23	90,444	92,847

Freddie Mac (2647-OV) (P/O)

0.00% (5)	07/15/33	583,539	504,724

Freddie Mac (2662-MT) (TAC)

4.50%	08/15/33	886,912	951,274

Freddie Mac (2666-BD)

4.50%	08/15/23	211,708	217,570

Freddie Mac (2700-B)

4.50%	11/15/23	372,374	383,572

Freddie Mac (277-30)

3.00%	09/15/42	12,718,864	13,283,448

Freddie Mac (2903-PO) (P/O)

0.00% (5)	11/15/23	70,363	69,661

Freddie Mac (3045-HZ)

4.50%	10/15/35	732,795	782,505

Freddie Mac (3063-YG) (PAC)

5.50%	11/15/35	12,900,946	14,702,997

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac (3114-KZ)

5.00%	02/15/36	$8,984,979	$9,967,417

Freddie Mac (3146-GE)

5.50%	04/15/26	1,906,196	2,038,020

Freddie Mac (3149-OD) (P/O) (PAC)

0.00% (5)	05/15/36	3,136,174	2,873,320

Freddie Mac (3315-S) (I/O) (I/F)

6.32% (-1 x 1 mo. USD LIBOR + 6.410%) (2)	05/15/37	552,932	83,163

Freddie Mac (3376-SX) (I/O) (I/F)

5.95% (-1 x 1 mo. USD LIBOR + 6.040%) (2)	10/15/37	1,894,121	293,664

Freddie Mac (3410-IS) (I/O) (I/F)

6.18% (-1 x 1 mo. USD LIBOR + 6.270%) (2)	02/15/38	2,351,703	374,667

Freddie Mac (3424-BI) (I/O) (I/F)

6.71% (-1 x 1 mo. USD LIBOR + 6.800%) (2)	04/15/38	2,882,640	652,512

Freddie Mac (3519-SH) (I/O) (I/F)

5.41% (-1 x 1 mo. USD LIBOR + 5.500%) (2)	07/15/37	214,877	29,097

Freddie Mac (3531-SC) (I/O) (I/F)

6.21% (-1 x 1 mo. USD LIBOR + 6.300%) (2)	05/15/39	4,090,505	314,590

Freddie Mac (3541-SA) (I/O) (I/F)

6.66% (-1 x 1 mo. USD LIBOR + 6.750%) (2)	06/15/39	1,249,442	267,103

Freddie Mac (3550-GS) (I/O) (I/F)

6.66% (-1 x 1 mo. USD LIBOR + 6.750%) (2)	07/15/39	3,756,650	822,683

Freddie Mac (3551-VZ)

5.50%	12/15/32	1,593,171	1,794,424

Freddie Mac (3557-KB)

4.50%	07/15/29	2,704,025	2,880,234

Freddie Mac (3557-NB)

4.50%	07/15/29	6,251,255	6,658,005

Freddie Mac (3558-KB)

4.00%	08/15/29	2,847,301	3,030,229

Freddie Mac (3565-XB)

4.00%	08/15/24	2,509,311	2,597,398

Freddie Mac (3575-D)

4.50%	03/15/37	403,309	432,084

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac (3788-SB) (I/O) (I/F)

6.39% (-1 x 1 mo. USD LIBOR + 6.480%) (2)	01/15/41	$5,249,644	$1,149,683

Freddie Mac (3885-PO) (P/O) (PAC)

0.00% (5)	11/15/33	1,120,746	1,038,267

Freddie Mac (3930-KE) (PAC)

4.00%	09/15/41	10,470,000	11,676,977

Freddie Mac (4030-HS) (I/O) (I/F)

6.52% (-1 x 1 mo. USD LIBOR + 6.610%) (2)	04/15/42	1,961,452	393,042

Freddie Mac (4604-PB) (PAC)

3.00%	01/15/46	2,201,517	2,281,335

Freddie Mac (4846-PA)

4.00%	06/15/47	1,943,081	2,018,651

Freddie Mac (R002-ZA)

5.50%	06/15/35	2,623,113	2,955,329

Freddie Mac, Pool #A91162

5.00%	02/01/40	12,985,478	14,921,821

Freddie Mac, Pool #A92195

5.00%	05/01/40	3,354,951	3,831,118

Freddie Mac, Pool #C90552

6.00%	06/01/22	1,846	2,071

Freddie Mac, Pool #G01959

5.00%	12/01/35	69,655	79,638

Freddie Mac, Pool #G06173

4.00%	11/01/40	15,646,698	17,501,087

Freddie Mac, Pool #G07556

4.00%	11/01/43	4,953,188	5,540,464

Freddie Mac, Pool #G07786

4.00%	08/01/44	15,834,986	17,573,430

Freddie Mac, Pool #G07848

3.50%	04/01/44	40,754,596	44,361,292

Freddie Mac, Pool #G08710

3.00%	06/01/46	1,334,909	1,407,591

Freddie Mac, Pool #G08833

5.00%	07/01/48	3,986,439	4,378,898

Freddie Mac, Pool #G08840

5.00%	08/01/48	697,883	768,093

Freddie Mac, Pool #G08843

4.50%	10/01/48	5,566,962	6,021,061

Freddie Mac, Pool #G08848

4.50%	11/01/48	2,777,404	3,006,892

Freddie Mac, Pool #G08849

5.00%	11/01/48	5,355,996	5,917,895

Freddie Mac, Pool #G12635

5.50%	03/01/22	24	24

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac, Pool #G13390

6.00%	01/01/24	$37,375	$38,115

Freddie Mac, Pool #G16085

2.50%	02/01/32	4,114,600	4,316,976

Freddie Mac, Pool #G16598

2.50%	12/01/31	3,635,507	3,799,342

Freddie Mac, Pool #G30450

6.00%	01/01/29	718,832	807,190

Freddie Mac, Pool #G30452

6.00%	10/01/28	770,497	865,147

Freddie Mac, Pool #G30454

5.00%	05/01/29	893,273	983,074

Freddie Mac, Pool #G60238

3.50%	10/01/45	4,405,969	4,761,467

Freddie Mac, Pool #G60440

3.50%	03/01/46	31,591,874	34,140,877

Freddie Mac, Pool #G67700

3.50%	08/01/46	29,013,324	31,327,076

Freddie Mac, Pool #G67703

3.50%	04/01/47	47,499,616	51,243,079

Freddie Mac, Pool #G67707

3.50%	01/01/48	16,984,095	18,469,755

Freddie Mac, Pool #G67709

3.50%	03/01/48	25,629,198	27,673,279

Freddie Mac, Pool #G67717

4.00%	11/01/48	37,901,548	41,484,198

Freddie Mac, Pool #N70081

5.50%	07/01/38	1,984,792	2,182,434

Freddie Mac, Pool #P51350

5.00%	03/01/36	1,714,821	1,936,571

Freddie Mac, Pool #SD7513

3.50%	04/01/50	19,448,509	20,934,382

Freddie Mac, Pool #ZT1491

3.50%	11/01/48	10,627,427	11,401,320

Ginnie Mae (11-70-BO) (P/O)

0.00% (5)	05/20/41	4,767,680	4,142,327

Ginnie Mae (15-42-ZB)

3.00%	03/20/45	19,433,376	20,467,282

Ginnie Mae (15-43-DM)

2.50%	03/20/45	20,000,000	20,649,166

Ginnie Mae (15-44-Z)

3.00%	03/20/45	13,150,738	13,981,104

Ginnie Mae, Pool #MA3662

3.00%	05/20/46	7,862,240	8,241,832

Ginnie Mae II, Pool #80963

2.25% (1-year Treasury Constant Maturity Rate + 1.500%) (2)	07/20/34	69,381	71,783

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae II, Pool #MA2374

5.00%	11/20/44	$294,174	$329,660

Ginnie Mae II, Pool #MA2828

4.50%	05/20/45	204,279	226,899

Ginnie Mae II, Pool #MA3456

4.50%	02/20/46	1,093,323	1,214,343

Ginnie Mae II, Pool #MA3521

3.50%	03/20/46	27,093,505	28,724,133

Ginnie Mae II, Pool #MA3663

3.50%	05/20/46	13,135,058	13,900,966

Ginnie Mae II, Pool #MA3665

4.50%	05/20/46	1,712,642	1,895,794

Ginnie Mae II, Pool #MA3735

3.00%	06/20/46	100,212	105,050

Ginnie Mae II, Pool #MA3739

5.00%	06/20/46	3,288,146	3,750,553

Ginnie Mae II, Pool #MA3876

4.50%	08/20/46	112,307	124,317

Ginnie Mae II, Pool #MA3877

5.00%	08/20/46	1,557,649	1,746,522

Ginnie Mae II, Pool #MA4006

4.50%	10/20/46	54,110	59,947

Ginnie Mae II, Pool #MA4007

5.00%	10/20/46	3,187,022	3,635,180

Ginnie Mae II, Pool #MA4071

4.50%	11/20/46	235,543	262,775

Ginnie Mae II, Pool #MA4129

4.50%	12/20/46	79,453	88,344

Ginnie Mae II, Pool #MA4199

5.00%	01/20/47	3,123,254	3,562,394

Ginnie Mae II, Pool #MA4264

4.50%	02/20/47	8,337,502	9,099,336

Ginnie Mae II, Pool #MA4265

5.00%	02/20/47	2,650,048	2,978,371

Ginnie Mae II, Pool #MA4324

5.00%	03/20/47	3,125,325	3,572,711

Ginnie Mae II, Pool #MA4385

5.00%	04/20/47	666,748	743,219

Ginnie Mae II, Pool #MA4454

5.00%	05/20/47	485,275	533,177

Ginnie Mae II, Pool #MA4513

5.00%	06/20/47	1,917,047	2,115,215

Ginnie Mae II, Pool #MA4781

5.00%	10/20/47	2,164,805	2,390,092

Ginnie Mae II, Pool #MA4836

3.00%	11/20/47	10,605,751	11,098,037

Ginnie Mae II, Pool #MA4838

4.00%	11/20/47	10,878,404	11,674,035

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae II, Pool #MA4900

3.50%	12/20/47	$7,884,007	$8,311,640

Ginnie Mae II, Pool #MA4901

4.00%	12/20/47	739,240	790,926

Ginnie Mae II, Pool #MA5467

4.50%	09/20/48	733,919	785,629

Ginnie Mae II, Pool #MA6080

3.00%	08/20/49	313,680	321,477

Ginnie Mae II, Pool #MA6209

3.00%	10/20/49	4,568,282	4,667,821

Ginnie Mae II TBA, 30-Year

2.00%(6)	01/05/51	132,950,000	134,353,905

2.50%(6)	01/02/51	133,175,000	136,653,462

Uniform Mortgage-Backed Securities TBA, 15-Year

2.00%(6)	01/04/36	119,825,000	122,777,518

Uniform Mortgage-Backed Securities TBA, 30-Year

1.50%(6)	01/08/36	74,000,000	74,325,803

2.00%(6)	01/07/51	165,725,000	165,431,501

2.00%(6)	01/07/51	271,850,000	270,802,902

2.50%(6)	01/07/51	78,150,000	79,937,566

2.50%(6)	01/07/51	288,075,000	295,276,037

3.00%(6)	01/05/49	94,925,000	98,923,196

Total Residential Mortgage-Backed Securities — Agency

(Cost: $2,500,575,410)			2,563,203,952

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 25.7%

ACE Securities Corp. (07-ASP1-A2C)

0.35% (1 mo. USD LIBOR + 0.260%) (2)	03/25/37	12,021,372	7,073,440

ACE Securities Corp. (07-ASP1-A2D)

0.47% (1 mo. USD LIBOR + 0.380%) (2),(7)	03/25/37	6,461,360	3,879,472

ACE Securities Corp. Home Equity Loan Trust (07-HE1-A1)

0.39% (1 mo. USD LIBOR + 0.300%) (2)	01/25/37	31,161,049	20,985,676

Adjustable Rate Mortgage Trust (04-5-3A1)

2.39% (4)	04/25/35	4,831	4,870

Argent Securities Trust (06-M1-A2C)

0.39% (1 mo. USD LIBOR + 0.300%) (2)	07/25/36	48,933,742	20,519,973

Argent Securities Trust (06-W4-A2C)

0.41% (1 mo. USD LIBOR + 0.320%) (2)	05/25/36	18,017,682	6,487,483

Argent Securities, Inc. Asset-Backed Pass-Through Certificates (05-W3-M2)

0.78% (1 mo. USD LIBOR + 0.690%) (2)	11/25/35	29,183,398	28,387,716

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Asset-Backed Funding Certificates (07-NC1-A2)

0.39% (1 mo. USD LIBOR + 0.300%) (1),(2)	05/25/37	$6,027,211	$5,823,927

Asset-Backed Funding Certificates (07-WMC1-A2A)

0.84% (1 mo. USD LIBOR + 0.750%) (2)	06/25/37	10,985,753	10,278,399

Banc of America Funding Corp. (04-B-3A1)

2.58% (4),(7)	12/20/34	154,686	143,287

Banc of America Funding Corp. (06-D-2A1)

3.50% (4),(7)	05/20/36	50,769	50,618

Banc of America Funding Corp. (06-D-3A1)

2.94% (4),(7)	05/20/36	1,688,813	1,640,084

Banc of America Funding Corp. (15-R8-1A1)

0.93% (1),(4)	11/26/46	1,431,833	1,431,345

Banc of America Funding Trust (06-3-4A14)

6.00%	03/25/36	350,231	348,614

Banc of America Funding Trust (06-3-5A3)

5.50% (7)	03/25/36	1,532,258	1,529,476

BCAP LLC Trust (06-AA2-A1)

0.43% (1 mo. USD LIBOR + 0.340%) (2)	01/25/37	13,408,017	13,376,187

Bear Stearns Alt-A Trust (05-2-2A4)

2.88% (4)	04/25/35	1,754	1,750

Bear Stearns Alt-A Trust (05-4-23A1)

2.62% (4),(7)	05/25/35	2,715,531	2,744,680

Bear Stearns Alt-A Trust (06-4-32A1)

2.91% (4),(7)	07/25/36	350,279	223,674

Bear Stearns ARM Trust (04-12-1A1)

2.99% (4)	02/25/35	493,137	504,562

Bear Stearns ARM Trust (05-10-A3)

2.67% (4)	10/25/35	1,959,465	1,970,010

Bear Stearns ARM Trust (06-2-2A1)

2.89% (4),(7)	07/25/36	865,913	799,610

Bear Stearns ARM Trust (07-1-1A1)

3.09% (4)	02/25/47	10,938,926	10,624,941

Bear Stearns ARM Trust (07-1-2A1)

2.75% (4),(7)	02/25/47	125,265	124,852

Bear Stearns ARM Trust (07-5-3A1)

3.05% (4),(7)	08/25/47	597,124	593,344

Bear Stearns Asset-Backed Securities I Trust (05-AC6-1A3)

5.50% (4)	09/25/35	1,038,902	1,059,879

Bear Stearns Asset-Backed Securities I Trust (05-AC6-1A4)

5.40% (4)	09/25/35	2,221,349	2,258,778

Bear Stearns Mortgage Funding Trust (06-AR1-2A1)

0.53% (1 mo. USD LIBOR + 0.440%) (2)	08/25/36	10,390,759	10,122,484

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Bear Stearns Mortgage Funding Trust (06-AR3-1A1)

0.27% (1 mo. USD LIBOR + 0.180%) (2)	10/25/36	$347,392	$330,369

BNC Mortgage Loan Trust (07-1-A4)

0.25% (1 mo. USD LIBOR + 0.160%) (2)	03/25/37	6,005,828	5,769,124

Chase Mortgage Finance Corp. (06-A1-2A1)

2.84% (4),(7)	09/25/36	424,340	390,627

Chase Mortgage Finance Corp. (07-A1-8A1)

2.42% (4)	02/25/37	1,660,705	1,726,238

Chaseflex Trust (05-1-1A5)

6.50% (7)	02/25/35	2,440,090	2,279,788

CIM Trust (18-R5-A1)

3.75% (1),(4)	07/25/58	13,986,103	14,104,425

CIM Trust (18-R6-A1)

1.16% (1 mo. USD LIBOR + 1.076%) (1),(2)	09/25/58	11,375,895	11,378,513

CIM Trust (19-R3-A)

2.63% (1),(4)	06/25/58	15,717,589	15,501,122

CIM Trust (20-NR1-A)

3.45% (1)	06/26/62	31,886,414	32,084,304

CIM Trust (20-R1-A1)

2.85% (1),(4)	10/27/59	24,871,399	21,140,846

CIM Trust (20-R3-A1A)

4.00% (1),(4)	01/26/60	20,010,951	19,099,366

CIM Trust (20-R4-A1A)

3.30% (1),(4)	06/25/60	23,821,624	23,580,213

CIM Trust (20-R6-A1A)

2.25% (1),(4)	12/25/60	15,765,495	15,564,029

CIM Trust (20-R7-A1A)

2.25% (1),(4)	12/27/61	27,066,435	26,884,581

CIM Trust (21-NR2-A1)

2.57% (1)	07/25/59	17,183,915	17,205,934

CIM Trust (21-NR3-A1)

2.57% (1)	06/25/57	12,883,991	12,905,382

CIM Trust (21-R3-A1A)

1.95% (1),(4)	06/25/57	29,601,588	29,615,832

Citicorp Mortgage Securities Trust, Inc. (07-4-3A1)

5.50%	05/25/37	21,797	21,919

Citigroup Mortgage Loan Trust (06-HE3-A1)

0.37% (1 mo. USD LIBOR + 0.280%) (1),(2)	12/25/36	9,337,796	9,229,734

Citigroup Mortgage Loan Trust, Inc. (06-AR5-1A1A)

2.42% (4),(7)	07/25/36	2,166,635	1,738,632

Citigroup Mortgage Loan Trust, Inc. (07-12-2A1)

6.50% (1),(4),(7)	10/25/36	2,450,333	1,695,105

CitiMortgage Alternative Loan Trust (07-A5-1A6)

6.00% (7)	05/25/37	10,648,485	10,681,020

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Conseco Finance Securitizations Corp. (00-4-A5)

7.97%	05/01/32	$45,277,023	$12,793,385

Conseco Financial Corp. (99-2-A7)

6.44%	12/01/30	1,719,566	1,828,130

Countrywide Alternative Loan Trust (05-20CB-4A1)

5.25% (7)	07/25/20	1,536	1,513

Countrywide Alternative Loan Trust (05-84-1A1)

2.21% (4),(7)	02/25/36	103,662	96,937

Countrywide Alternative Loan Trust (05-J1-2A1)

5.50%	02/25/25	287,507	282,118

Countrywide Alternative Loan Trust (06-HY12-A5)

3.04% (4)	08/25/36	5,983,295	6,045,348

Countrywide Alternative Loan Trust (07-19-1A34)

6.00% (7)	08/25/37	12,251,337	8,800,877

Countrywide Home Loans Mortgage Pass-Through Trust (04-13-1A3)

5.50%	08/25/34	3,604,556	3,750,059

Countrywide Home Loans Mortgage Pass-Through Trust (05-9-1A1)

0.69% (1 mo. USD LIBOR + 0.600%) (2)	05/25/35	7,172,405	6,147,432

Countrywide Home Loans Mortgage Pass-Through Trust (05-HYB5-4A1)

2.51% (4),(7)	09/20/35	14,132	12,589

Countrywide Home Loans Mortgage Pass-Through Trust (07-HY5-1A1)

3.40% (4),(7)	09/25/47	4,201	4,004

Countrywide Home Loans Mortgage Pass-Through Trust (07-HYB1-1A1)

3.24% (4),(7)	03/25/37	34,362	31,778

Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA)

5.75%	04/22/33	14,452	15,118

Credit Suisse First Boston Mortgage Securities Corp. (05-11-1A1)

6.50% (7)	12/25/35	1,672,055	1,174,204

Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1)

6.50% (7)	01/25/36	6,344,531	2,537,240

Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2)

2.92%	01/25/36	3,091,252	2,516,021

Credit-Based Asset Servicing and Securitization LLC (06-CB7-A4)

0.25% (1 mo. USD LIBOR + 0.160%) (2)	10/25/36	20,973,975	17,724,020

Credit-Based Asset Servicing and Securitization LLC (06-CB9-A4)

0.32% (1 mo. USD LIBOR + 0.230%) (2)	11/25/36	13,362,700	8,098,093

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2B)

3.65%	02/25/37	$2,710,196	$2,157,866

Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C)

3.65%	02/25/37	9,322,553	7,421,795

CSMC Mortgage-Backed Trust (06-8-3A1)

6.00% (7)	10/25/21	791,102	474,000

CSMC Mortgage-Backed Trust (06-9-5A1)

5.50%	11/25/36	1,203,141	1,206,414

CSMC Mortgage-Backed Trust (07-2-3A4)

5.50% (7)	03/25/37	4,608,259	3,376,707

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (05-1-1A3)

0.59% (1 mo. USD LIBOR + 0.500%) (2)	02/25/35	4,764,235	4,722,629

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6)

0.47% (1 mo. USD LIBOR + 0.380%) (2),(7)	02/25/37	213,486	209,624

DSLA Mortgage Loan Trust (05-AR6-2A1A)

0.66% (1 mo. USD LIBOR + 0.580%) (2)	10/19/45	1,821,405	1,780,055

DSLA Mortgage Loan Trust (06-AR2-2A1A)

0.28% (1 mo. USD LIBOR + 0.200%) (2)	10/19/36	21,861,965	18,625,933

DSLA Mortgage Loan Trust (07-AR1-2A1A)

0.22% (1 mo. USD LIBOR + 0.140%) (2)	03/19/37	5,066,799	4,778,329

Fieldstone Mortgage Investment Corp. (07-1-2A2)

0.36% (1 mo. USD LIBOR + 0.270%) (2)	04/25/47	3,008,667	2,624,483

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2C)

0.25% (1 mo. USD LIBOR + 0.160%) (2)	12/25/37	12,068,357	11,556,719

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D)

0.30% (1 mo. USD LIBOR + 0.210%) (2)	12/25/37	7,082,123	6,803,375

First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2C)

0.23% (1 mo. USD LIBOR + 0.140%) (2)	01/25/38	3,657,034	2,510,427

First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2D)

0.31% (1 mo. USD LIBOR + 0.220%) (2)	01/25/38	17,899,699	12,486,790

First Franklin Mortgage Loan Trust (06-FF12-A1)

0.19% (1 mo. USD LIBOR + 0.105%) (2)	09/25/36	7,100,527	6,794,429

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

First Franklin Mortgage Loan Trust (06-FF9-2A4)

0.59% (1 mo. USD LIBOR + 0.500%) (2)	06/25/36	$5,068,000	$4,912,176

First Franklin Mortgage Loan Trust (07-FF2-A1)

0.23% (1 mo. USD LIBOR + 0.140%) (2)	03/25/37	37,971,288	24,885,900

First Franklin Mortgage Loan Trust (07-FF2-A2C)

0.24% (1 mo. USD LIBOR + 0.150%) (2)	03/25/37	40,253,585	25,185,537

First Horizon Alternative Mortgage Securities Trust (05-AA3-3A1)

2.19% (4),(7)	05/25/35	1,739,865	1,674,713

First Horizon Alternative Mortgage Securities Trust (05-AA7-1A1)

2.62% (4),(7)	09/25/35	1,683,212	1,611,157

First Horizon Alternative Mortgage Securities Trust (05-AA7-2A1)

2.34% (4),(7)	09/25/35	1,138,526	1,117,265

First Horizon Alternative Mortgage Securities Trust (06-AA7-A1)

2.65% (4),(7)	01/25/37	5,821,971	5,155,644

Fremont Home Loan Trust (05-E-2A4)

0.75% (1 mo. USD LIBOR + 0.660%) (2)	01/25/36	11,612,014	11,528,107

Fremont Home Loan Trust (06-1-2A3)

0.45% (1 mo. USD LIBOR + 0.360%) (2)	04/25/36	173,575	173,493

GMAC Mortgage Loan Trust (05-AR5-2A1)

2.73% (4)	09/19/35	1,858,371	1,472,436

GreenPoint Mortgage Funding Trust (05-AR3-1A1)

0.57% (1 mo. USD LIBOR + 0.480%) (2)	08/25/45	324,911	316,232

GSAA Home Equity Trust (05-7-AF5)

5.11%	05/25/35	167,939	170,507

GSR Mortgage Loan Trust (04-9-3A1)

2.59% (4)	08/25/34	1,257,056	1,259,393

GSR Mortgage Loan Trust (06-OA1-2A2)

0.61% (1 mo. USD LIBOR + 0.520%) (2)	08/25/46	47,391,494	26,965,452

GSR Mortgage Loan Trust (07-3F-3A7)

6.00% (7)	05/25/37	5,587,019	4,814,401

GSR Mortgage Loan Trust (07-AR2-2A1)

2.79% (4)	05/25/37	1,841,033	1,385,800

GSR Mortgage Loan Trust (07-AR2-5A1A)

2.95% (4),(7)	05/25/37	873,571	828,307

Harborview Mortgage Loan Trust (05-9-2A1A)

0.77% (1 mo. USD LIBOR + 0.680%) (2)	06/20/35	1,737,845	1,716,311

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

HarborView Mortgage Loan Trust (06-1-1A1A)

0.60% (1 mo. USD LIBOR + 0.520%) (2),(7)	03/19/36	$25,804,648	$18,016,735

HarborView Mortgage Loan Trust (07-3-1A1A)

0.28% (1 mo. USD LIBOR + 0.200%) (2)	05/19/47	10,839,423	10,469,277

HSI Asset Loan Obligation Trust (07-2-2A12)

6.00%	09/25/37	617,443	572,215

HSI Asset Securitization Corp. (06-HE2-1A)

0.35% (1 mo. USD LIBOR + 0.260%) (2)	12/25/36	38,556,008	20,028,640

HSI Asset Securitization Corp. (06-WMC1-A3)

0.39% (1 mo. USD LIBOR + 0.300%) (2)	07/25/36	26,500,732	15,642,606

Impac CMB Trust (04-5-1A1)

0.81% (1 mo. USD LIBOR + 0.720%) (2)	10/25/34	1,967	1,971

Impac CMB Trust (05-1-1A1)

0.61% (1 mo. USD LIBOR + 0.520%) (2)	04/25/35	569,707	556,660

Impac CMB Trust (05-5-A2)

0.53% (1 mo. USD LIBOR + 0.220%) (2)	08/25/35	2,800,644	2,726,783

Impac Secured Assets Trust (06-3-A1)

0.43% (1 mo. USD LIBOR + 0.340%) (2),(7)	11/25/36	4,767,871	4,462,748

IndyMac Index Mortgage Loan Trust (04-AR4-2A)

2.91% (4)	08/25/34	3,172,805	3,367,739

IndyMac Index Mortgage Loan Trust (04-AR9-4A)

3.08% (4),(7)	11/25/34	342,751	344,696

IndyMac Index Mortgage Loan Trust (05-AR17-3A1)

2.78% (4),(7)	09/25/35	2,936,439	2,394,038

IndyMac Index Mortgage Loan Trust (05-AR23-2A1)

2.71% (4)	11/25/35	1,902,645	1,807,261

IndyMac Index Mortgage Loan Trust (05-AR23-6A1)

2.77% (4)	11/25/35	2,761,654	2,695,307

IndyMac Index Mortgage Loan Trust (05-AR25-2A1)

2.97% (4)	12/25/35	1,521,588	1,526,349

IndyMac Index Mortgage Loan Trust (05-AR7-2A1)

2.49% (4)	06/25/35	1,650,247	1,411,531

IndyMac Index Mortgage Loan Trust (06-AR39-A1)

0.27% (1 mo. USD LIBOR + 0.180%)(2)	02/25/37	5,107,539	5,111,161

IndyMac Index Mortgage Loan Trust (07-AR11-1A1)

2.77% (4),(7)	06/25/37	14,192	13,756

IndyMac Index Mortgage Loan Trust (07-AR5-2A1)

2.98% (4),(7)	05/25/37	10,072,533	9,547,595

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

IndyMac Index Mortgage Loan Trust (07-AR7-1A1)

2.62% (4)	11/25/37	$1,969,477	$1,855,347

IndyMac INDX Mortgage Loan Trust (06-AR6-2A1A)

0.49% (1 mo. USD LIBOR + 0.400%)(2),(7)	06/25/46	9,032,804	8,512,811

JPMorgan Alternative Loan Trust (06-A2-5A1)

3.05% (4),(7)	05/25/36	3,747,887	2,645,891

JPMorgan Alternative Loan Trust (06-A4-A8)

2.93% (4),(7)	09/25/36	498,184	525,185

JPMorgan Mortgage Acquisition Corp. (06-CH2-AF4)

5.76%	10/25/36	4,567,504	3,519,406

JPMorgan Mortgage Acquisition Trust (06-WMC4-A3)

0.21% (1 mo. USD LIBOR + 0.120%) (2)	12/25/36	28,100,126	18,002,439

JPMorgan Mortgage Trust (05-A6-7A1)

2.95% (4),(7)	08/25/35	143,669	135,401

JPMorgan Mortgage Trust (06-A2-5A3)

2.31% (4)	11/25/33	841,378	848,689

JPMorgan Mortgage Trust (06-A4-1A4)

2.87% (4),(7)	06/25/36	237,992	204,877

JPMorgan Mortgage Trust (06-A7-2A4R)

3.13% (4),(7)	01/25/37	10,376	9,733

JPMorgan Mortgage Trust (06-S2-2A2)

5.88% (7)	06/25/21	47,137	59,508

Lehman Mortgage Trust (06-4-4A1)

6.00% (7)	08/25/21	523,549	504,925

Lehman XS Trust (06-10N-1A3A)

0.51% (1 mo. USD LIBOR + 0.420%) (2),(7)	07/25/46	8,214,655	8,529,377

Lehman XS Trust (06-12N-A31A)

0.49% (1 mo. USD LIBOR + 0.400%) (2)	08/25/46	2,621,720	2,649,647

Lehman XS Trust (06-13-1A2)

0.43% (1 mo. USD LIBOR + 0.340%) (2),(7),(8)	09/25/36	36	—

Lehman XS Trust (06-GP1-A2A)

0.00% (1 mo. USD LIBOR + 0.340%)	05/25/46	131	—

Lehman XS Trust (06-GP2-3A1)

0.49% (1 mo. USD LIBOR + 0.400%) (2)	06/25/46	13,461,447	12,597,449

Lehman XS Trust (06-GP4-3A2A)

0.00% (1 mo. USD LIBOR + 0.160%) (2),(8)	08/25/46	54	—

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Lehman XS Trust (06-GP4-3A5)

0.54% (1 mo. USD LIBOR + 0.450%) (2)	08/25/46	$9,539,020	$9,459,522

Lehman XS Trust (07-4N-1A1)

0.22% (1 mo. USD LIBOR + 0.130%) (2),(8)	03/25/47	35	—

LHOME Mortgage Trust (21-RTL3-A1)

2.36% (1)	09/25/26	18,725,000	18,735,825

MASTR Alternative Loans Trust (05-4-1A1)

6.50%	05/25/35	4,479,718	4,507,074

MASTR Alternative Loans Trust (06-2-2A1)

0.49% (1 mo. USD LIBOR + 0.400%) (2),(7),(8)	03/25/36	65,820	4,831

MASTR Asset Securitization Trust (06-3-2A1)

0.54% (1 mo. USD LIBOR + 0.450%) (2)	10/25/36	29,161	4,290

MASTR Asset-Backed Securities Trust (06-AB1-A4)

6.22%	02/25/36	304,987	297,334

MASTR Asset-Backed Securities Trust (06-HE5-A3)

0.25% (1 mo. USD LIBOR + 0.160%) (2)	11/25/36	16,308,802	11,266,184

MASTR Seasoned Securitization Trust (04-1-4A1)

2.41% (4)	10/25/32	3,894	4,080

Merrill Lynch Alternative Note Asset Trust (07-A1-A2C)

0.55% (1 mo. USD LIBOR + 0.460%) (2)	01/25/37	1,646,822	709,559

Merrill Lynch Alternative Note Asset Trust (07-A1-A3)

0.41% (1 mo. USD LIBOR + 0.320%) (2)	01/25/37	847,125	359,342

Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2B)

0.26% (1 mo. USD LIBOR + 0.170%) (2)	04/25/37	38,813,953	21,644,609

Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2C)

0.34% (1 mo. USD LIBOR + 0.250%) (2)	04/25/37	21,660,036	12,287,307

Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2D)

0.43% (1 mo. USD LIBOR + 0.340%) (2)	04/25/37	5,530,319	3,197,153

Merrill Lynch First Franklin Mortgage Loan Trust (07-2-A2C)

0.33% (1 mo. USD LIBOR + 0.240%) (2)	05/25/37	4,896,857	2,791,402

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B)

0.22% (1 mo. USD LIBOR + 0.130%) (2),(7)	06/25/37	$2,161,768	$2,043,621

Merrill Lynch First Franklin Mortgage Loan Trust (07-4-2A3)

0.25% (1 mo. USD LIBOR + 0.160%) (2)	07/25/37	28,336,396	24,691,964

Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1)

2.49% (1-year Treasury Constant Maturity Rate + 2.400%) (2),(7)	08/25/36	814,466	773,341

Mid-State Trust (05-1-A)

5.75%	01/15/40	1,857,249	1,967,359

Morgan Stanley ABS Capital I, Inc. Trust (04-NC8-M2)

1.05% (1 mo. USD LIBOR + 0.960%) (2)	09/25/34	480,833	478,228

Morgan Stanley Home Equity Loan Trust (06-2-A4)

0.65% (1 mo. USD LIBOR + 0.560%) (2)	02/25/36	1,356,397	1,356,544

Morgan Stanley Mortgage Loan Trust (07-3XS-2A6)

5.76%	01/25/47	2,257,146	978,612

Morgan Stanley Mortgage Loan Trust (07-7AX-2A1)

0.33% (1 mo. USD LIBOR + 0.240%) (2)	04/25/37	2,942,160	1,160,929

Morgan Stanley Resecuritization Trust (14-R2-2A)

2.76% (1),(4)	12/26/46	700,914	705,144

MortgageIT Trust (05-4-A1)

0.65% (1 mo. USD LIBOR + 0.560%) (2)	10/25/35	880,890	878,305

New Century Home Equity Loan Trust (06-1-A2B)

0.27% (1 mo. USD LIBOR + 0.180%) (2)	05/25/36	19,300,978	19,101,791

Oakwood Mortgage Investors, Inc. (02-A-A4)

6.97% (4)	03/15/32	879,567	904,256

Oakwood Mortgage Investors, Inc. (99-E-A1)

7.61% (4)	03/15/30	3,279,569	2,515,991

Ownit Mortgage Loan Asset-Backed Certificates (06-3-A2D)

0.63% (1 mo. USD LIBOR + 0.540%) (2)	03/25/37	11,711,193	11,595,347

Ownit Mortgage Loan Asset-Backed Certificates (06-6-A2C)

0.41% (1 mo. USD LIBOR + 0.320%) (2)	09/25/37	17,395,863	10,670,232

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates (05-WCW2-M3)

0.91% (1 mo. USD LIBOR + 0.825%) (2)	07/25/35	$10,000,000	$10,013,710

Prime Mortgage Trust (06-1-1A1)

5.50% (7)	06/25/36	198,903	199,342

RAAC Series Trust (05-SP1-4A1)

7.00%	09/25/34	1,472,243	1,475,854

RALI Trust (05-QA13-2A1)

3.96% (4),(7)	12/25/35	455,834	430,732

RALI Trust (05-QA7-A21)

3.01% (4),(7)	07/25/35	1,323,260	1,313,229

Residential Accredit Loans, Inc. (05-QA8-CB21)

3.42% (4),(7)	07/25/35	3,175,683	2,254,861

Residential Accredit Loans, Inc. (05-QS7-A1)

5.50% (7)	06/25/35	469,627	448,189

Residential Accredit Loans, Inc. (06-QA1-A21)

4.29% (4),(7)	01/25/36	11,513	9,971

Residential Accredit Loans, Inc. (06-QA10-A2)

0.45% (1 mo. USD LIBOR + 0.360%) (2),(7)	12/25/36	9,432,692	9,475,373

Residential Accredit Loans, Inc. (06-QA2-1A1)

0.34% (1 mo. USD LIBOR + 0.250%) (2),(7)	02/25/36	14,371	10,138

Residential Accredit Loans, Inc. (06-QS10-AV) (I/O)

0.57% (4),(8)	08/25/36	24,898,538	497,791

Residential Accredit Loans, Inc. (06-QS11-AV) (I/O)

0.36% (4),(8)	08/25/36	25,011,411	325,406

Residential Accredit Loans, Inc. (06-QS5-A5)

6.00% (7)	05/25/36	2,904,975	2,872,585

Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O)

0.76% (4),(8)	06/25/36	31,432,070	719,235

Residential Accredit Loans, Inc. (06-QS7-AV) (I/O)

0.68% (4),(8)	06/25/36	6,688,483	88,326

Residential Accredit Loans, Inc. (07-QS1-2AV) (I/O)

0.17% (4),(8)	01/25/37	1,659,293	10,080

Residential Accredit Loans, Inc. (07-QS2-AV) (I/O)

0.33% (4),(8)	01/25/37	12,563,853	143,036

Residential Accredit Loans, Inc. (07-QS3-AV) (I/O)

0.36% (4),(8)	02/25/37	52,509,358	622,393

Residential Accredit Loans, Inc. (07-QS4-3AV) (I/O)

0.37% (4),(8)	03/25/37	6,516,353	81,252

Residential Accredit Loans, Inc. (07-QS5-AV) (I/O)

0.28% (4),(8)	03/25/37	7,814,226	67,369

Residential Accredit Loans, Inc. (07-QS6-A45)

5.75% (7)	04/25/37	1,744,860	1,671,278

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Residential Accredit Loans, Inc. (07-QS8-AV) (I/O)

0.42% (4),(8)	06/25/37	$12,226,933	$191,957

Residential Asset Securitization Trust (07-A3-1A4)

5.75% (7)	04/25/37	2,505,672	1,756,401

Residential Funding Mortgage Securities I (05-SA5-2A)

3.49% (4),(7)	11/25/35	11,502	10,707

Residential Funding Mortgage Securities I (06-S9-A3) (PAC)

5.75% (7)	09/25/36	397,203	380,667

Residential Funding Mortgage Securities I (07-S2-A9)

6.00% (7)	02/25/37	3,850,789	3,640,353

Residential Funding Mortgage Securities I (07-SA2-2A2)

3.30% (4),(7)	04/25/37	12,156	11,182

Roc Mortgage Trust (21-RTL1-A1)

2.49% (1),(4)	08/25/26	16,300,000	16,259,602

Saxon Asset Securities Trust (06-3-A3)

0.26% (1 mo. USD LIBOR + 0.170%) (2)	10/25/46	5,925,915	5,859,954

Saxon Asset Securities Trust (07-2-A2C)

0.33% (1 mo. USD LIBOR + 0.240%) (2)	05/25/47	12,016,546	10,423,094

Saxon Asset Securities Trust (07-2-A2D)

0.39% (1 mo. USD LIBOR + 0.300%) (2)	05/25/47	13,978,146	12,200,291

Securitized Asset Backed Receivables LLC Trust (06-WM4-A1)

0.47% (1 mo. USD LIBOR + 0.380%) (1),(2)	11/25/36	29,848,381	19,206,193

Securitized Asset Backed Receivables LLC Trust (07-BR2-A1)

0.27% (1 mo. USD LIBOR + 0.180%) (1),(2)	02/25/37	21,562,738	19,786,363

Securitized Asset-Backed Receivables LLC Trust (07-BR1-A2C)

0.43% (1 mo. USD LIBOR + 0.340%) (2)	02/25/37	2,727,204	1,744,836

Securitized Asset-Backed Receivables LLC Trust (07-BR2-A2)

0.32% (1 mo. USD LIBOR + 0.230%) (2)	02/25/37	29,709,756	16,081,680

Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2B)

0.23% (1 mo. USD LIBOR + 0.140%) (2)	01/25/37	13,913,794	12,820,671

Sequoia Mortgage Trust (03-8-A1)

0.73% (1 mo. USD LIBOR + 0.640%) (2)	01/20/34	549,249	543,236

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

SG Mortgage Securities Trust (07-NC1-A2)

0.33% (1 mo. USD LIBOR + 0.240%) (1),(2)	12/25/36	$17,207,765	$13,399,440

Soundview Home Equity Loan Trust (06-OPT4-2A4)

0.55% (1 mo. USD LIBOR + 0.460%) (2)	06/25/36	9,446,958	9,333,254

Soundview Home Equity Loan Trust (07-OPT3-2A4)

0.34% (1 mo. USD LIBOR + 0.250%) (2)	08/25/37	4,000,000	3,816,462

Structured Adjustable Rate Mortgage Loan Trust (04-12-2A)

2.65% (4)	09/25/34	731,057	742,097

Structured Adjustable Rate Mortgage Loan Trust (04-14-2A)

2.39% (4)	10/25/34	1,383,199	1,410,938

Structured Adjustable Rate Mortgage Loan Trust (06-2-3A1)

2.98% (4),(7)	03/25/36	13,177,750	13,214,137

Structured Adjustable Rate Mortgage Loan Trust (06-2-5A1)

3.05% (4),(7)	03/25/36	263,561	234,473

Structured Adjustable Rate Mortgage Loan Trust (06-4-5A1)

2.99% (4),(7)	05/25/36	1,472,541	1,312,466

Structured Adjustable Rate Mortgage Loan Trust (06-5-1A1)

3.06% (4),(7)	06/25/36	1,828,672	1,741,881

Structured Adjustable Rate Mortgage Loan Trust (07-1-1A1)

2.31% (4)	02/25/37	1,722,919	1,183,710

Structured Asset Mortgage Investments II Trust (07-AR4-A5)

0.31% (1 mo. USD LIBOR + 0.220%) (2)	09/25/47	16,756,844	15,629,242

Structured Asset Securities Corp. (05-2XS-1A5B)

5.15%	02/25/35	350	357

SunTrust Adjustable Rate Mortgage Loan Trust (07-2-2A1)

2.64% (4),(7)	04/25/37	108,579	78,076

SunTrust Adjustable Rate Mortgage Loan Trust (07-3-1A1)

2.55% (4)	06/25/37	2,905	2,319

SunTrust Adjustable Rate Mortgage Loan Trust (07-S1-2A1)

2.53% (4)	01/25/37	320,564	334,240

Wachovia Mortgage Loan Trust LLC (06-AMN1-A3)

0.57% (1 mo. USD LIBOR + 0.480%) (2)	08/25/36	6,090,589	3,014,602

WaMu Mortgage Pass-Through Certificates (04-AR14-A1)

2.75% (4)	01/25/35	2,944,194	3,002,659

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

WaMu Mortgage Pass-Through Certificates (05-AR13-A1A1)

0.67% (1 mo. USD LIBOR + 0.580%) (2)	10/25/45	$3,573,922	$3,593,449

WaMu Mortgage Pass-Through Certificates (05-AR13-A1A2)

1.54% (12 mo. Monthly Treasury Average Index + 1.450%) (2)	10/25/45	288,012	288,944

WaMu Mortgage Pass-Through Certificates (05-AR14-2A1)

2.99% (4)	12/25/35	775,141	801,431

WaMu Mortgage Pass-Through Certificates (05-AR18-1A1)

2.83% (4)	01/25/36	1,055,682	1,071,042

WaMu Mortgage Pass-Through Certificates (05-AR2-2A1A)

0.71% (1 mo. USD LIBOR + 0.620%) (2)	01/25/45	106,197	106,056

WaMu Mortgage Pass-Through Certificates (05-AR9-A1A)

0.73% (1 mo. USD LIBOR + 0.640%) (2)	07/25/45	6,110,655	6,162,881

WaMu Mortgage Pass-Through Certificates (06-AR1-2A1A)

1.16% (12 mo. Monthly Treasury Average Index + 1.070%) (2)	01/25/46	7,815,674	7,842,103

WaMu Mortgage Pass-Through Certificates (06-AR11-1A)

1.05% (12 mo. Monthly Treasury Average Index + 0.960%) (2),(7)	09/25/46	2,473,148	2,357,560

WaMu Mortgage Pass-Through Certificates (06-AR17-1A1A)

0.90% (12 mo. Monthly Treasury Average Index + 0.810%) (2)	12/25/46	2,782,928	2,707,029

WaMu Mortgage Pass-Through Certificates Trust (05-AR11-A1A)

0.73% (1 mo. USD LIBOR + 0.640%) (2)	08/25/45	9,290,302	9,325,742

Washington Mutual Alternative Mortgage Pass-Through Certificates (02-AR1-1A1)

3.03% (4)	11/25/30	59,872	61,613

Washington Mutual Alternative Mortgage Pass-Through Certificates (06-1-3A2)

5.75% (7)	02/25/36	692,952	687,339

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Washington Mutual Alternative Mortgage Pass-Through Certificates (06-5-1A1)

0.69% (1 mo. USD LIBOR + 0.600%) (2),(7)	07/25/36	$1,383,072	$947,917

Washington Mutual Alternative Mortgage Pass-Through Certificates (06-AR10-A2A)

0.43% (1 mo. USD LIBOR + 0.340%) (2)	12/25/36	2,157,777	2,119,473

Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OA3-5A)

1.49% (11th District Cost of Funds + 1.250%) (2),(7)	04/25/47	1,092,336	1,072,166

Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OC2-A3)

0.40% (1 mo. USD LIBOR + 0.310%) (2)	06/25/37	2,956,320	2,928,006

Washington Mutual Asset-Backed Certificates (06-HE1-2A4)

0.65% (1 mo. USD LIBOR + 0.560%) (2)	04/25/36	3,184,727	3,077,755

Washington Mutual Asset-Backed Certificates (07-HE2-2A1)

0.19% (1 mo. USD LIBOR + 0.100%) (2)	02/25/37	16,456,824	6,502,284

Wells Fargo Home Equity Asset-Backed Securities (07-1-A3)

0.73% (1 mo. USD LIBOR + 0.640%) (2)	03/25/37	5,521,000	5,131,840

Wells Fargo Mortgage-Backed Securities Trust (06-AR11-A6)

2.81% (4),(7)	08/25/36	1,292,312	1,263,444
Wells Fargo Mortgage-Backed Securities Trust (07-AR4-A1)

2.64% (4),(7)	08/25/37	71,138	69,070

Total Residential Mortgage-Backed Securities — Non-Agency

(Cost: $1,198,355,604)			1,307,080,269

U.S. TREASURY SECURITIES — 27.5%

U.S. Treasury Bond

2.00%	08/15/51	60,280,000	61,163,623

U.S. Treasury Note

0.25%	09/30/23	1,009,000	1,005,059

0.38%	10/31/23	701,405,000	699,790,590

0.75%	08/31/26	57,700,000	56,543,746

0.88%	09/30/26	378,801,000	373,660,500

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES(Continued)

1.13%	10/31/26	$205,010,000	$204,365,367

Total U.S. Treasury Securities

(Cost: $1,397,681,949)			1,396,528,885

Total Fixed Income Securities

(Cost: $6,165,843,675)			6,320,742,162

		Shares

MONEY MARKET INVESTMENTS — 13.9%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (9)		708,105,530	708,105,530

Total Money Market Investments

(Cost: $708,105,530)			708,105,530

Issues	Maturity Date	Principal Amount	Value

SHORT TERM INVESTMENTS — 6.4%

U.S. Treasury Securities — 6.4%

U.S. Treasury Bill

0.06% (10)	01/06/22	$75,000,000	$74,991,383

0.05% (10)	02/10/22	100,000,000	99,985,972

0.05% (10)	01/20/22	150,000,000	149,981,670

Total U.S. Treasury Securities

(Cost: $324,969,284)			324,959,025

Total Short Term Investments

(Cost: $324,969,284)			324,959,025

Total Investments (144.7%)

(Cost: $7,198,918,489)			7,353,806,717

Liabilities In Excess Of Other Assets (-44.7%)			(2,270,044,753)

Net Assets (100.0%)			$5,083,761,964

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
666	10-Year U.S. Ultra Treasury Note Futures	12/21/21	$96,721,427	$96,590,812	$(130,615)
2,983	U.S. Ultra Long Bond Futures	12/21/21	586,730,263	585,879,844	(850,419)
197	2-Year U.S. Treasury Note Futures	12/31/21	43,204,941	43,192,250	(12,691)

			$726,656,631	$725,662,906	$(993,725)

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

October 31, 2021

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
ARM	Adjustable Rate Mortgage.
CLO	Collateralized Loan Obligation.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
P/O	Principal Only Security.
SOFR	Secured Overnight Financing Rate.
TAC	Target Amortization Class.
TBA	To Be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2021, the value of these securities amounted to $1,329,364,877 or 26.2% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2021.
(3)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(4)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(5)	Security is not accruing interest.
(6)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(7)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(8)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(9)	Rate disclosed is the 7-day net yield as of October 31, 2021.
(10)	Rate shown represents yield-to-maturity.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Investments by Sector	October 31, 2021

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities — Agency	50.4%
U.S. Treasury Securities	33.9
Residential Mortgage-Backed Securities — Non-Agency	25.7
Money Market Investments	13.9
Asset-Backed Securities	10.5
Commercial Mortgage-Backed Securities — Non-Agency	9.8
Commercial Mortgage-Backed Securities — Agency	0.5
Other*	(44.7)

Total	100.0%

*	Includes futures, pending trades, interest receivable and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Fair Valuation Summary	October 31, 2021

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$534,101,588	$—	$534,101,588
Commercial Mortgage-Backed Securities — Agency	—	23,030,844	—	23,030,844
Commercial Mortgage-Backed Securities — Non-Agency	—	496,796,624	—	496,796,624
Residential Mortgage-Backed Securities — Agency	—	2,563,203,952	—	2,563,203,952
Residential Mortgage-Backed Securities — Non-Agency	—	1,304,328,593	2,751,676	1,307,080,269
U.S. Treasury Securities	1,396,528,885	—	—	1,396,528,885

Total Fixed Income Securities	1,396,528,885	4,921,461,601	2,751,676	6,320,742,162

Money Market Investments	708,105,530	—	—	708,105,530
Short-Term Investments	324,959,025	—	—	324,959,025

Total Investments	$2,429,593,440	$4,921,461,601	$2,751,676	$7,353,806,717

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(993,725)	$—	$—	$(993,725)

Total	$(993,725)	$—	$—	$(993,725)

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2021

	TCW Core Fixed Income Fund		TCW Enhanced Commodity Strategy Fund (1)	TCW Global Bond Fund
ASSETS
Investments, at Value (2)	$2,268,809,292		$2,897,968	$37,494,790
Investment in Affiliated Issuers, at Value	—		—	1,142,121	(3)
Cash	—		885	3
Receivable for Securities Sold	—		—	186,219
Receivable for Sale of When-Issued Securities	476,654,741		—	5,829,767
Receivable for Fund Shares Sold	2,129,727		100,000	18
Interest and Dividends Receivable	5,093,570		10,763	243,783
Receivable from Investment Advisor	116,368		42,013	40,497
Unrealized Appreciation on Open Forward Foreign Currency Contracts	—		—	36,781
Receivable for Daily Variation Margin on Open Financial Futures Contracts	3,636		—	4,653
Cash Collateral Held for Brokers	5,106,752		—	92,994
Open Swap Agreements, at Value	—		3,758	—
Prepaid Expenses	44,470		25,558	6,292

Total Assets	2,757,958,556		3,080,945	45,077,918

LIABILITIES
Distributions Payable	2,165,720		—	52,483
Payable for Securities Purchased	236,246,812		28,848	235,119
Payable for Purchase of When-Issued Securities	819,378,740		—	9,546,499
Payable for Fund Shares Redeemed	1,523,684		—	246
Accrued Directors’ Fees and Expenses	10,134		10,134	10,134
Deferred Accrued Directors’ Fees and Expenses	1,170		1,170	1,170
Accrued Management Fees	575,148		1,211	15,073
Accrued Distribution Fees	47,689		200	2,297
Payable for Daily Variation Margin on Open Centrally Cleared Swap Contracts	56,269		—	—
Options Written, at Value	1,801,594	(4)	—	—
Open Swap Agreements, at Value	—		14,147	—
Unrealized Depreciation on Open Forward Foreign Currency Contracts	—		—	37,723
Transfer Agent Fees Payable	261,853		8,540	4,834
Administration Fee Payable	147,045		39,481	15,797
Audit Fees Payable	51,051		31,101	33,015
Accounting Fees Payable	88,629		33,963	2,887
Custodian Fees Payable	50,968		12,536	43,971
Legal Fees Payable	2,959		15	322
Other Accrued Expenses	47,168		5,710	2,120

Total Liabilities	1,062,456,633		187,056	10,003,690

NET ASSETS	$1,695,501,923		$2,893,889	$35,074,228

NET ASSETS CONSIST OF:
Paid-in Capital	$1,670,561,140		$1,966,637	$35,698,581
Accumulated Earnings (Loss)	24,940,783		927,252	(624,353)

NET ASSETS	$1,695,501,923		$2,893,889	$35,074,228

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$1,471,072,496		$1,982,639	$24,331,849

N Class Share	$223,562,090		$911,250	$10,742,379

Plan Class Share	$867,337		$—	$—

CAPITAL SHARES OUTSTANDING: (5)
I Class Share	127,259,893		313,946	2,391,169

N Class Share	19,382,679		144,381	1,056,105

Plan Class Share	74,681		—	—

NET ASSET VALUE PER SHARE: (6)
I Class Share	$11.56		$6.32	$10.18

N Class Share	$11.53		$6.31	$10.17

Plan Class Share	$11.61		$—	$—

(1)	Consolidated Statement of Assets and Liabilities (See Note 2).
(2)

The identified cost for the TCW Core Fixed Income Fund, the TCW Enhanced Commodity Strategy Fund and the TCW Global Bond Fund at October 31, 2021 was $2,236,836,150, $2,883,368 and $37,615,585, respectively.

(3)	The identified cost for the TCW Global Bond Fund at October 31, 2021 was $1,181,286.
(4)	Premium received $815,522.
(5)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class, N Class and Plan Class shares.
(6)	Represents offering price and redemption price per share.

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2021

	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
ASSETS
Investments, at Value (1)	$111,102,957	$22,485,161	$7,353,806,717
Cash	910,117	2,393	167,329
Receivable for Securities Sold	1,039,700	25,000	12,011,946
Receivable for Sale of When-Issued Securities	111,375	3,291,753	3,078,274,308
Receivable for Fund Shares Sold	172,864	25	14,925,552
Interest and Dividends Receivable	1,049,396	76,876	8,467,949
Receivable from Investment Advisor	52,244	36,672	419,517
Receivable for Daily Variation Margin on Open Financial Futures Contracts	—	—	2,339,853
Cash Collateral Held for Brokers	289,000	38,000	45,947,000
Prepaid Expenses	13,224	8,870	126,191

Total Assets	114,740,877	25,964,750	10,516,486,362

LIABILITIES
Distributions Payable	319,748	21,012	8,622,435
Payable for Securities Purchased	2,552,001	1,471,735	904,072,742
Payable for Purchase of When-Issued Securities	325,000	6,294,334	4,502,452,502
Payable for Fund Shares Redeemed	67,767	2,809	11,940,154
Accrued Directors’ Fees and Expenses	10,134	10,134	10,134
Deferred Accrued Directors’ Fees and Expenses	1,170	1,170	1,170
Accrued Management Fees	42,816	4,938	2,254,179
Accrued Distribution Fees	3,270	—	184,063
Payable for Daily Variation Margin on Open Financial Futures Contracts	4,449	3,375	—
Transfer Agent Fees Payable	25,794	2,413	1,518,019
Administration Fee Payable	22,980	14,561	642,228
Audit Fees Payable	23,716	52,489	139,970
Accounting Fees Payable	27,708	2,107	410,655
Custodian Fees Payable	36,756	18,423	68,890
Legal Fees Payable	437	294	15,719
Other Accrued Expenses	6,127	3,508	391,538

Total Liabilities	3,469,873	7,903,302	5,432,724,398

NET ASSETS	$111,271,004	$18,061,448	$5,083,761,964

NET ASSETS CONSIST OF:
Paid-in Capital	$107,667,572	$18,335,060	$4,964,188,736
Accumulated Earnings (Loss)	3,603,432	(273,612)	119,573,228

NET ASSETS	$111,271,004	$18,061,448	$5,083,761,964

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$96,223,465	$18,061,448	$4,264,582,972

N Class Share	$15,047,539	$—	$818,608,237

Plan Class Share	$—	$—	$570,755

CAPITAL SHARES OUTSTANDING: (2)
I Class Share	13,960,691	2,100,846	420,644,947

N Class Share	2,169,954	—	78,289,210

Plan Class Share	—	—	55,997

NET ASSET VALUE PER SHARE: (3)
I Class Share	$6.89	$8.60	$10.14

N Class Share	$6.93	$—	$10.46

Plan Class Share	$—	$—	$10.19

(1)

The identified cost for the TCW High Yield Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund at October 31, 2021 was $109,631,476, $22,738,631 and $7,198,918,489, respectively.

(2)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class, N Class and Plan Class shares.
(3)	Represents offering price and redemption price per share.

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2021

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund (1)	TCW Global Bond Fund
INVESTMENT INCOME
Income:
Dividends	$—	$—	$17,371
Dividends from Investment in Affiliated Issuers	$—	$—	$38,094
Interest	23,689,570	24,126	813,000	(2)

Total	23,689,570	24,126	868,465

Expenses:
Management Fees	6,629,615	9,489	169,921
Accounting Services Fees	97,461	36,628	3,163
Administration Fees	159,548	38,306	17,109
Transfer Agent Fees:
I Class	1,013,472	8,414	9,144
N Class	243,611	9,637	9,430
Plan Class	7,606	—	—
Custodian Fees	51,463	12,590	45,240
Professional Fees	92,814	50,241	55,926
Directors’ Fees and Expenses	43,054	43,054	43,054
Registration Fees:
I Class	60,288	6,898	17,969
N Class	23,431	6,897	16,486
Plan Class	20,844	—	—
Distribution Fees:
N Class	584,358	1,536	28,077
Compliance Expense	18,984	18,984	18,984
Shareholder Reporting Expense	7,412	911	1,751
Other	128,736	8,684	10,387

Total	9,182,697	252,269	446,641

Less Expenses Borne by Investment Advisor:
I Class	304,108	143,232	130,811
N Class	344,500	97,828	93,758
Plan Class	28,431	—	—

Net Expenses	8,505,658	11,209	222,072

Net Investment Income	15,183,912	12,917	646,393

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(2,972,743)	2,357	(35,945	) (3)
Investments in Affiliated Issuers	—	—	(3,337)
Foreign Currency	(134,656)	—	(12,300)
Foreign Currency Forward Contracts	2,547,763	—	(301,162)
Futures Contracts	(142,510)	—	38,048
Options Written	(113,706)	—	—
Swap Agreements	(2,049)	560,914	—
Change in Unrealized Appreciation (Depreciation) on:
Investments	(10,537,281)	(590)	(885,884)
Foreign Currency	—	—	(1,952)
Foreign Currency Forward Contracts	—	—	(17,483)
Futures contracts	182,127	—	(21,036)
Investments in Affiliated Issuers	—	—	(34,416)
Options Written	(986,072)	—	—
Swap Agreements	(937,432)	13,772	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(13,096,559)	576,453	(1,275,467)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,087,353	$589,370	$(629,074)

(1)	Consolidated Statement of Operations (See Note 2).
(2)	Net of foreign taxes withheld of $8,402 for the TCW Global Bond Fund.
(3)	Net of capital gain withholding taxes of $1,711 for the TCW Global Bond Fund.

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2021

	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
INVESTMENT INCOME
Income:
Interest	$4,598,331	$349,807	$182,095,102

Total	4,598,331	349,807	182,095,102

Expenses:
Management Fees	529,042	32,264	28,580,213
Accounting Services Fees	30,996	2,183	449,724
Administration Fees	25,791	15,708	699,625
Transfer Agent Fees:
I Class	86,576	11,874	4,722,590
N Class	25,387	—	1,561,982
Plan Class	—	—	7,713
Custodian Fees	40,704	18,126	70,820
Professional Fees	41,068	82,925	305,633
Directors’ Fees and Expenses	43,054	43,054	43,054
Registration Fees:
I Class	32,277	23,062	134,543
N Class	21,229	—	65,268
Plan Class	—	—	23,106
Distribution Fees:
N Class	45,825	—	3,209,275
Compliance Expense	18,984	18,984	18,984
Shareholder Reporting Expense	4,652	—	12,350
Other	16,976	7,021	862,987

Total	962,561	255,201	40,767,867

Less Expenses Borne by Investment Advisor:
I Class	206,993	214,642	1,691,125
N Class	63,155	—	1,379,370
Plan Class	—	—	30,783

Net Expenses	692,413	40,559	37,666,589

Net Investment Income	3,905,918	309,248	144,428,513

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	2,688,229	(19,473)	(57,696,139)
Foreign Currency	—	(518)	(628,211)
Foreign Currency Forward Contracts	—	15,925	11,829,897
Futures Contracts	472,806	(2,676)	(53,193,435)
Change in Unrealized Appreciation (Depreciation) on:
Investments	973,150	(250,420)	(110,504,473)
Futures contracts	(188,957)	21,186	21,492,449

Net Realized and Unrealized Gain (Loss) on Investments	3,945,228	(235,976)	(188,699,912)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,851,146	$73,272	$(44,271,399)

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Core Fixed Income Fund		TCW Enhanced Commodity Strategy Fund (1)
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
OPERATIONS
Net Investment Income	$15,183,912	$22,527,062	$12,917	$25,591
Net Realized Gain (Loss) on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Transactions	(817,901)	57,143,948	563,271	(54,101)
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Options Written and Swap Contracts	(12,278,658)	8,993,955	13,182	(50,424)

Increase (Decrease) in Net Assets Resulting from Operations	2,087,353	88,664,965	589,370	(78,934)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(54,874,147)	(27,086,856)	(31,504)	(43,907)
Return of Capital	(6,135,591)	—	—	—

Total Distributions to Shareholders	(61,009,738)	(27,086,856)	(31,504)	(43,907)

NET CAPITAL SHARE TRANSACTIONS
I Class	176,664,657	347,782,943	952,173	26,314
N Class	(9,836,433)	(9,637,861)	218,346	17,593
Plan Class	870,109	101	—	—

Increase in Net Assets Resulting from Net Capital Shares Transactions	167,698,333	338,145,183	1,170,519	43,907

Increase (Decrease) in Net Assets	108,775,948	399,723,292	1,728,385	(78,934)
NET ASSETS
Beginning of year	1,586,725,975	1,187,002,683	1,165,504	1,244,438

End of year	$1,695,501,923	$1,586,725,975	$2,893,889	$1,165,504

(1)	Consolidated Statement of Changes in Net Assets (See Note 2).

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Bond Fund		TCW High Yield Bond Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
OPERATIONS
Net Investment Income	$646,393	$450,380	$3,905,918	$1,709,701
Net Realized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions	(314,696)	566,505	3,161,035	713,940
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency Transactions	(960,771)	486,874	784,193	593,891

Increase (Decrease) in Net Assets Resulting from Operations	(629,074)	1,503,759	7,851,146	3,017,532

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(1,403,091)	(702,102)	(4,114,958)	(1,907,838)
Return of Capital	(207,034)	—	—	—

Total Distributions to Shareholders	(1,610,125)	(702,102)	(4,114,958)	(1,907,838)

NET CAPITAL SHARE TRANSACTIONS
I Class	15,202,934	1,042,393	7,118,045	65,450,989
N Class	316,428	2,284,473	(3,378,540)	7,748,174

Increase in Net Assets Resulting from Net Capital Shares Transactions	15,519,362	3,326,866	3,739,505	73,199,163

Increase in Net Assets	13,280,163	4,128,523	7,475,693	74,308,857
NET ASSETS
Beginning of year	21,794,065	17,665,542	103,795,311	29,486,454

End of year	$35,074,228	$21,794,065	$111,271,004	$103,795,311

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Short Term Bond Fund		TCW Total Return Bond Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
OPERATIONS
Net Investment Income	$309,248	$148,622	$144,428,513	$160,233,200
Net Realized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions	(6,742)	20,495	(99,687,888)	267,020,758
Change in Unrealized Appreciation (Depreciation) on Investments and Futures Contracts	(229,234)	3,923	(89,012,024)	2,380,352

Increase (Decrease) in Net Assets Resulting from Operations	73,272	173,040	(44,271,399)	429,634,310

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(116,060)	(95,527)	(180,514,941)	(195,474,335)
Return of Capital	—	(23,540)	(7,936,807)	—

Total Distributions to Shareholders	(116,060)	(119,067)	(188,451,748)	(195,474,335)

NET CAPITAL SHARE TRANSACTIONS
I Class	10,406,189	2,000,194	(1,286,832,084)	631,409,495
N Class	—	—	(979,184,016)	854,720,881
Plan Class	—	—	595,978	101

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	10,406,189	2,000,194	(2,265,420,122)	1,486,130,477

Increase (Decrease) in Net Assets	10,363,401	2,054,167	(2,498,143,269)	1,720,290,452
NET ASSETS
Beginning of year	7,698,047	5,643,880	7,581,905,233	5,861,614,781

End of year	$18,061,448	$7,698,047	$5,083,761,964	$7,581,905,233

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Notes to Financial Statements	October 31, 2021

Note 1 — Organization

TCW Funds, Inc. (the “Company”), a Maryland corporation, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 18 no-load mutual funds (each series a “Fund” and collectively the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has its own investment objective and strategies. The following is a brief description of the investment objectives and principal investment strategies for the Funds that are covered in this report:

TCW Fund	Investment Objectives and Principal Investment Strategies
Diversified Fixed Income Funds

TCW Core Fixed Income Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities. The Fund may also invest up to 5% of its net assets in below investment grade bonds (commonly known as “junk bonds”).

TCW Enhanced Commodity Strategy Fund	Seeks total return which exceeds that of its commodity benchmark by investing primarily in commodity-linked derivative instruments backed by a portfolio of Fixed Income Instruments. The average duration of the Fixed Income Instruments held by the Fund is not expected to exceed 3 years, under normal market conditions. The Fund may invest up to 5% of its net assets in below investment grade bonds (commonly known as “junk bonds”). The Fund may invest up to 15% of its assets in securities that are denominated in U.S. dollars. The Fund may invest up to 5% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 5% of its assets in emerging market securities.

TCW Global Bond Fund	Seeks total return by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities. Under normal market conditions, the Fund invests in securities of issuers located in at least three different countries (one of which may be the United States) and invests at least 30% of its net assets in securities of issuers located outside the United States. The Fund does not limit its investments to a particular credit or ratings category and may invest up to 35% of its net assets in below investment grade bonds (commonly known as “junk bonds”).

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

TCW Fund	Investment Objectives and Principal Investment Strategies
TCW High Yield Bond Fund	Seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high yield/below investment grade bonds (commonly known as “junk bonds”). The Fund may invest up to 20% of its net assets in equity securities (including common stock and convertible and non-convertible preferred stocks) and bank loans of companies in the high yield universe.

TCW Short Term Bond Fund	Seeks to maximize current income by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of debt securities of varying maturities, including bonds, notes and other similar fixed income instruments issued by governmental or private sector issuers. The Fund may also invest up to 10% of its net assets in below investment grade bonds (commonly known as “junk bonds”). Under normal market conditions, the portfolio managers seek to construct an investment portfolio with a dollar-weighted average duration of no more than two years.

TCW Total Return Bond Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities. At least 50% of the Fund’s net assets will be invested in securitized obligations guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; privately issued mortgage-backed and asset-backed securities rated at time of investment Aa3 or higher by Moody’s Investors Service, Inc., AA- or higher by S&P Global Ratings or the equivalent by any other nationally recognized statistical organization; other obligations of the U.S. government or its agencies, instrumentalities or sponsored corporations; and money market instruments. Under normal market conditions, the portfolio managers seek to construct an investment portfolio with a weighted average duration of no more than eight years.

TCW Funds, Inc.

October 31, 2021

Note 1 — Organization (Continued)

All of the Funds currently offer two classes of shares: I Class and N Class, except for the TCW Short Term Bond Fund, which only offers I Class shares, and the TCW Core Fixed Income Fund and TCW Total Return Bond Fund, which also offer Plan Class shares. The three classes of a Fund are substantially the same except that the N Class shares are subject to a distribution fee (see Note 7).

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services—Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Principles of Consolidation:    The TCW Cayman Enhanced Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the TCW Enhanced Commodity Strategy Fund (the “Parent”) in order to effect certain investments for the Parent consistent with the Parent’s investment objectives and policies as specified in its prospectus and statement of additional information. The accompanying financial statements are consolidated and include the accounts of the Subsidiary. The Parent’s investment in the Subsidiary will normally not exceed 25% of the value of the Parent’s total assets tested at the time of making an investment. The net assets of the Subsidiary at October 31, 2021 were $252,596 or 8.73% of the Parent’s consolidated net assets. Intercompany balances and transactions have been eliminated in consolidation.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ, which may not be the last sale price. Investments in open-end mutual funds including money market funds are valued based on the NAV per share as reported by the investment companies. All other securities for which over-the-counter (“OTC”) market quotations are readily available, including short-term securities, swap agreements and forward currency contracts, are valued with prices furnished by independent pricing services or by broker-dealers.

Securities for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Valuation Committee of the Company’s Board of Directors (the “Board,” and each member thereof, a “Director”) and under the general oversight of the Board.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”).    The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed

TCW Funds, Inc.

October 31, 2021

Note 2 — Significant Accounting Policies (Continued)

assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.

Bank loans.    The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized as Level 2 of the fair value hierarchy.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Foreign currency contracts.    The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.

Government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized as Level 1 of the fair value hierarchy.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Options and Swaptions contracts.    Exchange-listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange-listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over-the-counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Short-term investments.    Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.

Total return swaps.    Total return swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Warrants.    Warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy.

The summary of the inputs used as of October 31, 2021 in valuing the Funds’ investments is listed after the Schedule of Investments for each Fund.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	TCW Core Fixed Income Fund	TCW Global Bond Fund	TCW High Yield Bond Fund	TCW Total Return Bond Fund
Balance as of October 31, 2020	$—	$108,147	$37,325	$3,614,535
Accrued Discounts (Premiums)	(20,916)	21,179	11,087	(847,211)
Realized Gain (Loss)	(1,927)	213	19,379	358,817
Change in Unrealized Appreciation (Depreciation)	118,444	(63,944)	(7,195)	(14,930)
Purchases	5,000,000	19	211,618	6,013
Sales	(306,887)	(232)	(74,146)	(365,548)
Transfers in to Level 3	1,252,310 (1)	—	—	—
Transfers out of Level 3	—	—	—	—

Balance as of October 31, 2021	$6,041,024	$65,382	$198,068	$2,751,676

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2021	$118,444	$(63,944)	$(6,084)	$(15,582)

(1)	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Significant unobservable valuation inputs for Level 3 investments as of October 31, 2021 are as follows:

Description	Fair Value at 10/31/2021	Valuation Techniques	Unobservable Input	Price or Price Range	Average Weighted Price
TCW Core Fixed Income Fund
Corporate Bonds	$1,275,231	Third-party Vendor	Vendor Prices	$94.250	$94.250
Asset-Backed Securities	4,765,793	Third-party Vendor	Vendor Prices	$98.922	$98.922
TCW Global Bond Fund
Residential Mortgage-Backed Securities — Non-Agency	$65,382	Third-party Vendor	Vendor Prices	$5.223	$5.223
TCW High Yield Bond Fund
Common Stock	$0	Third-party Vendor	Vendor Prices	$0	$0
Corporate Bonds	$198,068	Third-party Vendor	Vendor Prices	$94.250	$94.250
TCW Total Return Bond Fund
Residential Mortgage-Backed Securities — Non-Agency	$4,831	Third-party Vendor	Vendor Prices	$7.340	$7.340
Residential Mortgage-Backed Securities — Non-Agency (Interest Only, Collateral Strip Rate Securities)	$2,746,845	Third-party Vendor	Vendor Prices	$0.608–2.288	$1.515

TCW Funds, Inc.

October 31, 2021

Note 2 — Significant Accounting Policies (Continued)

Security Transactions and Related Investment Income: Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class-specific fees and expenses will result in differences in net investment income for each class, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Enhanced Commodity Strategy Fund declares and pays, or reinvests, dividends from net investment income quarterly. The other Fixed Income Funds declare and pay, or reinvest, dividends from net investment income monthly. Capital gains realized by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, derivative transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

For the year ended October 31, 2021, the following Funds had derivatives and transactions in derivatives, grouped in the following risk categories:

TCW Core Fixed Income Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Investments (1)	$—	$—	$—	$1,969,434	$1,969,434
Swap Agreements	—	—	—	79,063	79,063
Futures Contracts (4)	—	—	—	203,384	203,384

Total Value	$—	$—	$—	$2,251,881	$2,251,881

Liability Derivatives
Written Options	$—	$—	$—	$(1,801,594)	$(1,801,594)
Swap Agreements	—	—	—	(1,016,495)	(1,016,495)

Total Value	$—	$—	$—	$(2,818,089)	$(2,818,089)

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$—	$2,547,763	$—	$2,547,763
Futures Contracts	—	—	—	(142,510)	(142,510)
Investments (2)	—	—	—	117,596	117,596
Written Options	—	—	—	(113,706)	(113,706)
Swap Agreements	—	—	—	(2,049)	(2,049)

Net Realized Gain (Loss)	$—	$—	$2,547,763	$(140,669)	$2,407,094

Net Change in Appreciation (Depreciation)
Futures Contracts	$—	$—	$—	$182,127	$182,127
Investments (3)	—	—	—	865,402	865,402
Written Options	—	—	—	(986,072)	(986,072)
Swap Agreements	—	—	—	(937,432)	(937,432)

Net Change in Appreciation (Depreciation)	$—	$—	$—	$(875,975)	$(875,975)

Number of Contracts or Notional Amounts (5)
Forward Currency Contracts	$—	$—	$36,446,707	$—	$36,446,707
Options Purchased	—	—	—	1,082	1,082
Written Options	—	—	—	1,968	1,968
Futures Contracts	—	—	—	139	139
Swaptions Purchased	$—	$—	$—	$6,580,000.	$6,580,000
Swap Agreements	$—	$—	$—	$117,472,500	$117,472,500

TCW Funds, Inc.

October 31, 2021

Note 2 — Significant Accounting Policies (Continued)

TCW Enhanced Commodity Strategy Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Swap Agreements	$—	$3,758	$—	$—	$3,758

Total Value	$—	$3,758	$—	$—	$3,758

Liability Derivatives
Swap Agreements	$—	$(14,147)	$—	$—	$(14,147)

Total Value	$—	$(14,147)	$—	$—	$(14,147)

Statement of Operations:
Net Realized Gain (Loss)
Swap Agreements	$—	$560,914	$—	$—	$560,914

Net Realized Gain (Loss)	$—	$560,914	$—	$—	$560,914

Net Change in Appreciation (Depreciation)
Swap Agreements	$—	$13,772	$—	$—	$13,772

Net Change in Appreciation (Depreciation)	$—	$13,772	$—	$—	$13,772

Notional Amounts (5)
Swap Agreements	$—	$1,639,616	$—	$—	$1,639,616

TCW Global Bond Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Futures Contracts (4)	$—	$—	$—	$20,374	$20,374
Forward Contracts	—	—	36,781	—	36,781

Total Value	$—	$—	$36,781	$20,374	$57,155

Liability Derivatives
Forward Contracts (4)	$—	$—	$(37,723)	$—	$(37,723)
Futures Contracts	—	—	—	(42,321)	(42,321)

Total Value	$—	$—	$(37,723)	$(42,321)	$(80,044)

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$—	$(301,162)	$—	$(301,162)
Futures Contracts	—	—	—	38,048	38,048

Net Realized Gain (Loss)	$—	$—	$(301,162)	$38,048	$(263,114)

Net Change in Appreciation (Depreciation)
Forward Contracts	$—	$—	$(17,483)	$—	$(17,483)
Futures Contracts	—	—	—	(21,036)	(21,036)

Net Change in Appreciation (Depreciation)	$—	$—	$(17,483)	$(21,036)	$(38,519)

Number of Contracts or Notional Amounts (5)
Forward Currency Contracts	$—	$—	$17,446,831	$—	$17,446,831
Futures Contracts	—	—	—	20	20

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW High Yield Bond Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Futures Contracts (4)	$—	$—	$—	$20,791	$20,791

Total Value	$—	$—	$—	$20,791	$20,791

Liability Derivatives
Futures Contracts (4)	$—	$—	$—	$(18,711)	$(18,711)

Total Value	$—	$—	$—	$(18,711)	$(18,711)

Statement of Operations:
Net Realized Gain (Loss)
Futures Contracts	$—	$—	$—	$472,806	$472,806

Net Realized Gain (Loss)	$—	$—	$—	$472,806	$472,806

Net Change in Appreciation (Depreciation)
Futures Contracts	$—	$—	$—	$(188,957)	$(188,957)

Net Change in Appreciation (Depreciation)	$—	$—	$—	$(188,957)	$(188,957)

Number of Contracts (5)
Futures Contracts	—	—	—	31	31

TCW Short Term Bond Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Futures Contracts (4)	$—	$—	$—	$27,861	$27,861

Total Value	$—	$—	$—	$27,861	$27,861

Liability Derivatives
Futures Contracts (4)	$—	$—	$—	$(4,473)	$(4,473)

Total Value	$—	$—	$—	$(4,473)	$(4,473)

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$—	$15,925	$—	$15,925
Futures Contracts	—	—	—	(2,676)	(2,676)

Net Realized Gain (Loss)	$—	$—	$15,925	$(2,676)	$13,249

Net Change in Appreciation (Depreciation)
Futures Contracts	$—	$—	$—	$21,186	$21,186

Net Change in Appreciation (Depreciation)	$—	$—	$—	$21,186	$21,186

Number of Contracts or Notional Amounts (5)
Forward Currency Contracts	$—	$—	$216,731	$—	$216,731
Futures Contracts	—	—	—	9	9

TCW Funds, Inc.

October 31, 2021

Note 2 — Significant Accounting Policies (Continued)

TCW Total Return Bond Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Liability Derivatives
Futures Contracts (4)	$—	$—	$—	$(993,725)	$(993,725)

Total Value	$—	$—	$—	$(993,725)	$(993,725)

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$—	$11,829,897	$—	$11,829,897
Futures Contracts (4)	—	—	—	(53,196,435)	(53,196,435)

Net Realized Gain (Loss)	$—	$—	$11,829,897	$(53,196,435)	$(41,366,538)

Net Change in Appreciation (Depreciation)
Futures Contracts	$—	$—	$—	$21,492,449	$21,492,449

Net Change in Appreciation (Depreciation)	$—	$—	$—	$21,492,449	$21,492,449

Number of Contracts or Notional Amounts (5)
Forward Currency Contracts	$—	$—	$169,278,156	$—	$169,278,156
Futures Contracts	—	—	—	3,417	3,417

(1)	Represents purchased options, at value.
(2)	Represents realized gain (loss) for purchased options.
(3)	Represents change in unrealized appreciation (depreciation) for purchased options during the year.
(4)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on October 31, 2021 is reported within the Statement of Assets and Liabilities.

(5)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended October 31, 2021.

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

For OTC derivatives, the Funds mitigate their counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets declines by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

Master Agreements and Netting Arrangements. Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit-related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the

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Note 2 — Significant Accounting Policies (Continued)

counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following table presents the Funds’ OTC derivatives assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral received by the Funds as of October 31, 2021:

TCW Core Fixed Income Fund
Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Citibank N.A.	$202,371	$—	$202,371	$(202,371	)(2)	$—

Total	$202,371	$—	$202,371	$(202,371	)(2)	$—

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount does not include excess collateral pledged or received.

TCW Enhanced Commodity Strategy Fund
Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Credit Suisse International	$3,758	$(14,147)	$(10,389)	$—	$(10,389)

Total	$3,758	$(14,147)	$(10,389)	$—	$(10,389)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

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Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Global Bond Fund
Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Citibank N.A.	$4,864	$(2,239)	$2,625	$—	$2,625
Goldman Sachs & Co.	11,910	(12,077)	(167)	—	(167)
State Street Bank & Trust Co.	20,007	(23,407)	(3,400)	—	(3,400)

Total	$36,781	$(37,723)	$(942)	$—	$(942)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

Note 3 — Portfolio Investments

Mortgage-Backed Securities:    The Funds may invest in MBS which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Funds may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs.

Inflation-Indexed Bonds:    The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury

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Note 3 — Portfolio Investments (Continued)

securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation- related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to declines in values. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of each Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Dollar Roll Transactions:    The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the MBS market. A dollar roll transaction involves a simultaneous sale of securities by a Fund with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as financing

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Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

transactions as opposed to sales and purchases. The differential between the sale price and the repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by a Fund may decline below the repurchase price of the security and the counterparties may potentially be unable to complete the transaction. There were no such transactions by the Funds for the year ended October 31, 2021.

Repurchase Agreements:    The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2021.

Reverse Repurchase Agreements:    The Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. There were no reverse repurchase agreements outstanding during the year ended October 31, 2021.

Securities Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2021.

Derivatives:

Forward Foreign Currency Contracts:    The Funds enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the

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Note 3 — Portfolio Investments (Continued)

value of the foreign currency relative to the U.S. dollar. The TCW Core Fixed Income Fund, the TCW Global Bond Fund, the TCW Short Term Bond Fund, and the TCW Total Return Bond Fund entered into forward foreign currency contracts during the period to hedge against the foreign currency exposure within the Funds. Outstanding foreign currency forward contracts at October 31, 2021 are disclosed in the Schedule of Investments.

Futures Contracts:    The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by a Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The TCW Core Fixed Income Fund, the TCW Global Bond Fund, the TCW High Yield Bond Fund, the TCW Short Term Bond Fund, and the TCW Total Return Bond Fund utilized futures during the year ended October 31, 2021 to help manage interest rate duration of those Funds. Futures contracts outstanding at October 31, 2021 are listed on the Schedule of Investments.

Options:    The Funds may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Funds may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long

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Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Swap Agreements:    The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit

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Note 3 — Portfolio Investments (Continued)

quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. A Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. See “Swap Agreements” below. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. During the year ended October 31, 2021, the TCW Core Fixed Income Fund held written swaptions.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

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Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. During the year ended October 31, 2021, the TCW Core Fixed Income Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk); the TCW Enhanced Commodity Strategy Fund used total return swap agreements to gain exposure to the commodity market.

Note 4 — Risk Considerations

Market Risk: The Funds’ investments will fluctuate with market conditions, and so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed Securities Risk:    Each Fund may invest in mortgage-backed securities. The values of some mortgage-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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October 31, 2021

Note 4 — Risk Considerations (Continued)

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategies, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will achieve their objective through the use of the derivatives.

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. Certain Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest only, principal only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity takeout), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Funds may be exposed to counterparty risk, the risk that an entity with which the Funds have unsettled or open transactions may not fulfill its obligations.

Commodities Risk:    The TCW Enhanced Commodity Strategy Fund has exposure to commodity markets through its investments in total return swap agreements. Therefore, the price of its shares is affected by factors particular to the commodity markets and may decline and fluctuate more than the price of shares of a fund with a broader range of investments. Commodity prices can be extremely volatile and are affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Risk Considerations (Continued)

Foreign Currency Risk:    The Funds may be exposed to the risk that the value of the Funds’ investments denominated in foreign currencies will decline in value because the foreign currencies have declined in value relative to the U.S. dollar.

Foreign Investing Risk:    The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

Investment Style Risk:    Certain Funds may also be subject to investment style risk. The Advisor’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

LIBOR Risk:    The London Interbank Offer Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. It is expected that market participants will transition to the use of different alternative reference or benchmark rates. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

Public Health Emergencies Risk and Impact of the Coronavirus (COVID-19):    Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

The World Health Organization declared in March 2020 that the COVID-19 outbreak officially constitutes a “pandemic.” This outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, imposed and in some cases continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar

TCW Funds, Inc.

October 31, 2021

Note 4 — Risk Considerations (Continued)

orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets.

The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. The ongoing COVID-19 crisis and any other public health emergency that may arise in the future could have a significant adverse impact on our investments and result in significant investment losses.

Bank Loan Risk:    There is a risk of investing in corporate loans made by commercial banks and other financial institutions or institutional investors to companies that need capital to grow or restructure, which includes interest rate risk, liquidity risk and prepayment risk. A Fund may also be subject to the credit risk of other financial institutions and the risks associated with insufficient collateral securing a bank loan, limited available public information about a bank loan, delayed settlement, and less protection for holders of bank loans as compared to holders of registered securities. Bank loans are not registered and otherwise may not be treated as securities under the federal securities laws, meaning investors in loans have less protection against improper practices than investors in securities that are registered under or are otherwise subject to the protections of the securities laws.

For more information on risks related to investing in the Funds, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling customer service at 800-FUND-TCW (800-386-3829).

Note 5 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Enhanced Commodity Strategy Fund	$562,329	$—	$562,329
TCW High Yield Bond Fund	2,254,610	406,774	2,661,384
TCW Short Term Bond Fund	43,732	—	43,732

At the end of the previous fiscal year ended October 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Core Fixed Income Fund	$29,951,449	$10,445,101	$40,396,550
TCW Enhanced Commodity Strategy Fund	3,919	2,093	6,012
TCW Global Bond Fund	696,074	270,114	966,188
TCW High Yield Bond Fund	407,157	—	407,157
TCW Total Return Bond Fund	45,472,713	37,218,358	82,691,071

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Federal Income Taxes (Continued)

Permanent differences incurred during the year ended October 31, 2021, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Undistributed Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
TCW Core Fixed Income Fund	$4,573,612	$(4,568,301)	$(5,311)
TCW Enhanced Commodity Strategy Fund	572,603	(2,425)	(570,178)
TCW Global Bond Fund	(322,808)	322,250	558
TCW High Yield Bond Fund	453,292	(1,239,062)	785,770
TCW Short Term Bond Fund	21,825	(16,857)	(4,968)
TCW Total Return Bond Fund	31,612,241	(31,208,860)	(403,381)

During the year ended October 31, 2021, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Core Fixed Income Fund	$44,348,481	$10,525,666	$6,135,591	$61,009,738
TCW Enhanced Commodity Strategy Fund	29,411	2,093	—	31,504
TCW Global Bond Fund	1,103,630	299,461	207,034	1,610,125
TCW High Yield Bond Fund	4,114,958	—	—	4,114,958
TCW Short Term Bond Fund	116,060	—	—	116,060
TCW Total Return Bond Fund	143,133,613	37,381,328	7,936,807	188,451,748

During the previous fiscal year ended October 31, 2020, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Core Fixed Income Fund	$27,086,856	$—	$—	$27,086,856
TCW Enhanced Commodity Strategy Fund	42,313	1,594	—	43,907
TCW Global Bond Fund	496,144	205,958	—	702,102
TCW High Yield Bond Fund	1,907,838	—	—	1,907,838
TCW Short Term Bond Fund	95,527	—	23,540	119,067
TCW Total Return Bond Fund	195,474,335	—	—	195,474,335

At October 31, 2021, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows:

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Core Fixed Income Fund	$37,692,541	$(10,586,038)	$27,106,503	$2,239,901,195
TCW Enhanced Commodity Strategy Fund	23,156	(8,559)	14,597	2,883,371
TCW Global Bond Fund	895,338	(1,458,318)	(562,980)	39,199,891
TCW High Yield Bond Fund	2,387,036	(1,125,240)	1,261,796	109,841,161
TCW Short Term Bond Fund	94,743	(122,628)	(27,885)	22,513,046
TCW Total Return Bond Fund	302,692,268	(99,043,884)	203,648,384	7,150,158,333

TCW Funds, Inc.

October 31, 2021

Note 5 — Federal Income Taxes (Continued)

At October 31, 2021, the following Funds had net realized loss carryforwards for federal income tax purposes:

	No Expiration
	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Short Term Bond Fund	$55,095	$213,354	$268,449
TCW Total Return Bond Fund	75,452,721	—	75,452,721

The Funds did not have any unrecognized tax benefits at October 31, 2021, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2021. The Funds are subject to examination by the U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 6 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net assets:

TCW Core Fixed Income Fund	0.40%
TCW Enhanced Commodity Strategy Fund	0.50%
TCW Global Bond Fund	0.50%
TCW High Yield Bond Fund	0.45%
TCW Short Term Bond Fund	0.35%
TCW Total Return Bond Fund	0.40%

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Core Fixed Income Fund
I Class	0.49	% (1)
N Class	0.70	% (1)
P Class	0.44	% (1)
TCW Enhanced Commodity Strategy Fund
I Class	0.70	% (1)
N Class	0.75	% (1)
TCW Global Bond Fund
I Class	0.60	% (1)
N Class	0.70	% (1)
TCW High Yield Bond Fund
I Class	0.55	% (1)
N Class	0.80	% (1)
TCW Short Term Bond Fund
I Class	0.44	% (1)
TCW Total Return Bond Fund
I Class	0.49	% (1)
N Class	0.70	% (1)
P Class	0.44	% (1)

(1)	These limitations are based on an agreement between the Advisor and Company.

The amount borne by the Advisor during the fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can only recapture expenses within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statements of Operations. Directors may elect to defer receipt of their fees in

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 6 — Fund Management Fees and Other Expenses (Continued)

accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

Note 7 — Distribution Plan

TCW Funds Distributors LLC (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 8 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2021 were as follows:

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Core Fixed Income Fund	$289,543,975	$235,813,737	$8,114,256,636	$7,927,691,407
TCW Enhanced Commodity Strategy Fund	994,522	236,776	87,872	2,891
TCW Global Bond Fund	33,087,499	18,360,290	74,931,273	72,501,896
TCW High Yield Bond Fund	99,522,557	88,732,796	—	—
TCW Short Term Bond Fund	5,334,243	1,835,428	25,194,464	21,500,528
TCW Total Return Bond Fund	1,206,714,796	807,340,997	38,979,885,920	39,877,570,227

Note 9 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Core Fixed Income Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
I Class	Shares	Amount	Shares	Amount
Shares Sold	40,059,152	$468,851,971	52,707,857	$623,559,707
Shares Issued upon Reinvestment of Dividends	4,179,662	49,203,339	1,870,022	21,920,091
Shares Redeemed	(29,229,681)	(341,390,653)	(25,332,375)	(297,696,855)

Net Increase	15,009,133	$176,664,657	29,245,504	$347,782,943

N Class	Shares	Amount	Shares	Amount
Shares Sold	3,576,675	$41,843,125	6,245,822	$72,926,666
Shares Issued upon Reinvestment of Dividends	568,214	6,678,123	317,229	3,699,131
Shares Redeemed	(5,004,587)	(58,357,681)	(7,425,673)	(86,263,658)

Net Decrease	(859,698)	$(9,836,433)	(862,622)	$(9,637,861)

Plan Class	Shares	Amount	Shares	Amount
Shares Sold	75,065	$874,695	9	$100
Shares Issued upon Reinvestment of Dividends	337	3,924	— (1)	1
Shares Redeemed	(730)	(8,510)	—	—

Net Increase	74,672	$870,109	9	$101

TCW Funds, Inc.

October 31, 2021

Note 9 — Capital Share Transactions (Continued)

TCW Enhanced Commodity Strategy Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
I Class	Shares	Amount	Shares	Amount
Shares Sold	153,532	$947,024	—	$—
Shares Issued upon Reinvestment of Dividends	3,538	18,500	6,298	26,314
Shares Redeemed	(2,235)	(13,351)	—	—

Net Increase	154,835	$952,173	6,298	$26,314

N Class	Shares	Amount	Shares	Amount
Shares Sold	73,674	$461,830	—	$—
Shares Issued upon Reinvestment of Dividends	2,470	13,004	4,223	17,593
Shares Redeemed	(40,284)	(256,488)	—	—

Net Increase	35,860	$218,346	4,223	$17,593

TCW Global Bond Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
I Class	Shares	Amount	Shares	Amount
Shares Sold	1,544,800	$16,933,404	72,459	$763,424
Shares Issued upon Reinvestment of Dividends	103,067	1,097,918	36,988	373,807
Shares Redeemed	(271,622)	(2,828,388)	(9,427)	(94,838)

Net Increase	1,376,245	$15,202,934	100,020	$1,042,393

N Class	Shares	Amount	Shares	Amount
Shares Sold	245,971	$2,628,308	226,745	$2,353,170
Shares Issued upon Reinvestment of Dividends	45,955	489,935	33,347	337,539
Shares Redeemed	(265,154)	(2,801,815)	(38,171)	(406,236)

Net Increase	26,772	$316,428	221,921	$2,284,473

TCW High Yield Bond Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
I Class	Shares	Amount	Shares	Amount
Shares Sold	7,898,749	$54,409,602	12,579,884	$82,671,859
Shares Issued upon Reinvestment of Dividends	483,371	3,322,825	196,895	1,287,679
Shares Redeemed	(7,331,570)	(50,614,382)	(2,879,180)	(18,508,549)

Net Increase	1,050,550	$7,118,045	9,897,599	$65,450,989

N Class	Shares	Amount	Shares	Amount
Shares Sold	1,243,245	$8,611,914	2,944,513	$19,425,304
Shares Issued upon Reinvestment of Dividends	86,314	596,820	55,222	362,371
Shares Redeemed	(1,816,274)	(12,587,274)	(1,861,336)	(12,039,501)

Net Increase (Decrease)	(486,715)	$(3,378,540)	1,138,399	$7,748,174

TCW Short Term Bond Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
I Class	Shares	Amount	Shares	Amount
Shares Sold	1,738,075	$14,995,761	1,544,093	$13,181,895
Shares Issued upon Reinvestment of Dividends	11,244	96,996	15,279	130,949
Shares Redeemed	(543,340)	(4,686,568)	(1,321,794)	(11,312,650)

Net Increase	1,205,979	$10,406,189	237,578	$2,000,194

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 9 — Capital Share Transactions (Continued)

TCW Total Return Bond Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
I Class	Shares	Amount	Shares	Amount
Shares Sold	188,016,709	$1,933,064,305	290,749,088	$2,998,972,723
Shares Issued upon Reinvestment of Dividends	8,526,674	87,801,346	10,128,418	104,175,795
Shares Redeemed	(324,676,223)	(3,307,697,735)	(238,483,907)	(2,471,739,023)

Net Increase (Decrease)	(128,132,840)	$(1,286,832,084)	62,393,599	$631,409,495

N Class	Shares	Amount	Shares	Amount
Shares Sold	28,822,122	$305,072,756	112,795,737	$1,223,148,641
Shares Issued upon Reinvestment of Dividends	3,127,881	33,277,305	2,580,140	27,324,613
Shares Redeemed	(124,781,438)	(1,317,534,077)	(37,125,969)	(395,752,373)

Net Increase (Decrease)	(92,831,435)	$(979,184,016)	78,249,908	$854,720,881

Plan Class	Shares	Amount	Shares	Amount
Shares Sold	122,910	$1,278,533	10	$100
Shares Issued upon Reinvestment of Dividends	1,263	13,045	— (1)	1
Shares Redeemed	(68,186)	(695,600)	—	—

Net Increase	55,987	$595,978	10	$101

(1)	Amount Rounds to less than 1.

Note 10 — Affiliate Ownership

As of October 31, 2021, affiliates of the Funds and Advisor owned 92.7%, and 52.4% of the net assets of the TCW Enhanced Commodity Strategy Fund and the TCW Global Bond Fund, respectively.

Note 11 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Funds at October 31, 2021 are listed below:

TCW Core Fixed Income Fund
Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Ruby Pipeline LLC, 8.00%, due 04/01/22	4/4/13	$1,361,840	$1,275,231	0.08%

TCW Enhanced Commodity Strategy Fund
Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
LB-UBS Commercial Mortgage Trust (06-C6 XCL) (I/O), 0.78%, due 09/15/39	7/15/16	$543	$42	0.00%

TCW Global Bond Fund
Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Bank of America-First Union NB Commercial Mortgage
(01-3-XC) (I/O), 1.55%, due 04/11/37	3/26/15	$0	$10,778	0.03%

TCW Funds, Inc.

October 31, 2021

Note 11 — Restricted Securities (Continued)

TCW High Yield Bond Fund
Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Ruby Pipeline LLC, 8.00%, due 04/01/22	2/11/21-2/17/21	$203,843	$198,068	0.18%

TCW Short Term Bond Fund
Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
UBS Commercial Mortgage Trust (12-C1-XA) (I/O), 2.24%, due 05/10/45	4/6/20	$6,675	$400	0.00%
WFRBS Commercial Mortgage Trust (12-C8-XA) (I/O), 1.78%, due 08/15/45	3/31/21	9,257	3,163	0.02%

		$15,932	$3,563	0.02%

Note 12 — Committed Line Of Credit

The Funds have entered into a $100,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes, renewable annually. The interest rate on borrowing is the higher of the Federal Funds rate plus 0.10% plus 1.25% or the Overnight Bank Funding rate plus 0.10% plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2021. The Funds pay the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

Note 13 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 14 — New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR; regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 14 — New Accounting Pronouncement (Continued)

burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

TCW Core Fixed Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$11.98	$11.41	$10.52	$10.99	$11.28

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.11	0.20	0.30	0.25	0.22
Net Realized and Unrealized Gain (Loss) on Investments	(0.09)	0.61	0.89	(0.45)	(0.15)

Total from Investment Operations	0.02	0.81	1.19	(0.20)	0.07

Less Distributions:
Distributions from Net Investment Income	(0.14)	(0.24)	(0.30)	(0.27)	(0.23)
Distributions from Return of Capital	(0.04)	—	—	—	—
Distributions from Net Realized Gain	(0.26)	—	—	—	(0.13)

Total Distributions	(0.44)	(0.24)	(0.30)	(0.27)	(0.36)

Net Asset Value per Share, End of year	$11.56	$11.98	$11.41	$10.52	$10.99

Total Return	0.19%	7.14%	11.48%	(1.87%)	0.68%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$1,471,072	$1,344,787	$946,896	$975,741	$1,379,196

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.51%	0.51%	0.51%	0.51%	0.51%

After Expense Reimbursement	0.49%	0.49%	0.49%	0.49%	0.49%

Ratio of Net Investment Income to Average Net Assets	0.94%	1.66%	2.69%	2.34%	1.96%

Portfolio Turnover Rate	469.87%	371.22%	214.76%	267.96%	287.39%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$11.95	$11.38	$10.49	$10.96	$11.25

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.09	0.18	0.27	0.23	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(0.09)	0.60	0.90	(0.46)	(0.15)

Total from Investment Operations	0.00	0.78	1.17	(0.23)	0.04

Less Distributions:
Distributions from Net Investment Income	(0.12)	(0.21)	(0.28)	(0.24)	(0.20)
Distributions from Return of Capital	(0.04)	—	—	—	—
Distributions from Net Realized Gain	(0.26)	—	—	—	(0.13)

Total Distributions	(0.42)	(0.21)	(0.28)	(0.24)	(0.33)

Net Asset Value per Share, End of year	$11.53	$11.95	$11.38	$10.49	$10.96

Total Return	0.00%	6.92%	11.27%	(2.10)%	0.41%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$223,562	$241,938	$240,107	$270,477	$356,930

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.80%	0.80%	0.81%	0.81%	0.79%

After Expense Reimbursement	0.65%	0.67%	0.70%	0.72%	0.75%

Ratio of Net Investment Income to Average Net Assets	0.78%	1.53%	2.48%	2.12%	1.69%

Portfolio Turnover Rate	469.87%	371.22%	214.76%	267.96%	287.39%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Core Fixed Income Fund

Financial Highlights — Plan Class

	Year Ended October 31, 2021	February 28, 2020 (Commencement of Operations) through October 31, 2020
Net Asset Value per Share, Beginning of year	$12.06	$11.72

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.11	0.18
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)	0.29

Total from Investment Operations	0.00	0.47

Less Distributions:
Distributions from Net Investment Income	(0.14)	(0.13)
Distributions from Return of Capital	(0.05)	—
Distributions from Net Realized Gain	(0.26)	—

Total distributions	(0.45)	(0.13)

Net Asset Value per Share, End of year	$11.61	$12.06

Total Return	(0.01%)	3.98	% (2)

Ratios/Supplemental Data:

Net assets, end of year (in thousands)	$867	$0.00	(3)

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	7.54%	14,703.31	% (4)

After Expense Reimbursement	0.44%	0.44	% (4)

Ratio of Net Investment Income to Average Net Assets	0.97%	2.20	% (4)

Portfolio Turnover Rate	469.87%	371.22	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period February 28, 2020 (Commencement of Operations) through October 31, 2020.
(3)	Amount Rounds to less than $1,000.
(4)	Annualized.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Financial Highlights — I Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$4.36	$4.84	$5.01	$5.20	$5.15

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.05	0.10	0.17	0.11	0.12
Net Realized and Unrealized Gain (Loss) on Investments	2.02	(0.41)	(0.20)	(0.20)	0.10

Total from Investment Operations	2.07	(0.31)	(0.03)	(0.09)	0.22

Less Distributions:
Distributions from Net Investment Income	(0.09)	(0.15)	(0.14)	(0.10)	(0.11)
Distributions from Net Realized Gain	(0.02)	(0.02)	—	—	(0.06)

Total Distributions	(0.11)	(0.17)	(0.14)	(0.10)	(0.17)

Net Asset Value per Share, End of year	$6.32	$4.36	$4.84	$5.01	$5.20

Total Return	48.18%	(5.82)%	(0.96)%	(1.96)%	4.55%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$1,983	$693	$740	$1,208	$758

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	15.84%	16.92%	17.82%	11.53%	16.65%

After Expense Reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%

Ratio of Net Investment Income to Average Net Assets	0.84%	2.29%	3.45%	2.06%	2.31%

Portfolio Turnover Rate	32.09%	54.50%	122.23%	75.52%	0.00%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Financial Highlights — N Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$4.35	$4.84	$5.01	$5.21	$5.15

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.04	0.10	0.17	0.11	0.12
Net Realized and Unrealized Gain (Loss) on Investments	2.03	(0.42)	(0.20)	(0.21)	0.11

Total from Investment Operations	2.07	(0.32)	(0.03)	(0.10)	0.23

Less Distributions:
Distributions from Net Investment Income	(0.09)	(0.15)	(0.14)	(0.10)	(0.11)
Distributions from Net Realized Gain	(0.02)	(0.02)	—	—	(0.06)

Total Distributions	(0.11)	(0.17)	(0.14)	(0.10)	(0.17)

Net Asset Value per Share, End of year	$6.31	$4.35	$4.84	$5.01	$5.21

Total Return	48.21%	(5.90)%	(1.16)%	(1.96)%	4.55%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$911	$472	$504	$507	$517

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	16.76%	17.60%	19.14%	12.59%	18.01%

After Expense Reimbursement	0.75%	0.75%	0.75%	0.75%	0.75%

Ratio of Net Investment Income to Average Net Assets	0.82%	2.24%	3.57%	2.02%	2.26%

Portfolio Turnover Rate	32.09%	54.50%	122.23%	75.52%	0.00%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$10.66	$10.26	$9.45	$9.75	$9.88

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.20	0.25	0.24	0.19	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(0.20)	0.54	0.73	(0.43)	(0.07)

Total from Investment Operations	0.00	0.79	0.97	(0.24)	0.10

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.15)	(0.16)	(0.05)	(0.16)
Distributions from Return of Capital	(0.06)	—	—	—	—
Distributions from Net Realized Gain	(0.22)	(0.24)	—	(0.01)	(0.07)

Total Distributions	(0.48)	(0.39)	(0.16)	(0.06)	(0.23)

Net Asset Value per Share, End of year	$10.18	$10.66	$10.26	$9.45	$9.75

Total Return	(0.18%)	7.99%	10.42%	(2.54%)	1.07%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$24,332	$10,822	$9,384	$8,505	$8,714

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.15%	1.66%	1.79%	1.63%	1.60%

After Expense Reimbursement	0.60%	0.60%	0.66%	1.00%	1.04%

Ratio of Net Investment Income to Average Net Assets	1.87%	2.40%	2.48%	1.99%	1.75%

Portfolio Turnover Rate	245.94%	228.14%	83.18%	102.42%	90.08%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Global Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$10.66	$10.26	$9.45	$9.75	$9.88

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.19	0.24	0.24	0.19	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(0.21)	0.55	0.72	(0.43)	(0.07)

Total from Investment Operations	(0.02)	0.79	0.96	(0.24)	0.10

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.15)	(0.15)	(0.05)	(0.16)
Distributions from Return of Capital	(0.06)	—	—	—	—
Distributions from Net Realized Gain	(0.22)	(0.24)	—	(0.01)	(0.07)

Total Distributions	(0.47)	(0.39)	(0.15)	(0.06)	(0.23)

Net Asset Value per Share, End of year	$10.17	$10.66	$10.26	$9.45	$9.75

Total Return	(0.38)%	7.93%	10.32%	(2.54)%	1.07%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$10,742	$10,972	$8,282	$7,476	$7,679

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.53%	1.94%	2.09%	1.92%	1.89%

After Expense Reimbursement	0.70%	0.70%	0.74%	1.00%	1.04%

Ratio of Net Investment Income to Average Net Assets	1.77%	2.29%	2.39%	1.99%	1.75%

Portfolio Turnover Rate	245.94%	228.14%	83.18%	102.42%	90.08%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$6.66	$6.49	$6.15	$6.37	$6.23

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.23	0.24	0.27	0.26	0.24
Net Realized and Unrealized Gain (Loss) on Investments	0.24	0.19	0.36	(0.17)	0.18

Total from Investment Operations	0.47	0.43	0.63	0.09	0.42

Less Distributions:
Distributions from Net Investment Income	(0.24)	(0.26)	(0.29)	(0.31)	(0.28)

Net Asset Value per Share, End of year	$6.89	$6.66	$6.49	$6.15	$6.37

Total Return	7.18%	6.88%	10.44%	1.40%	6.80%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$96,223	$85,990	$19,563	$7,749	$14,195

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.76%	0.97%	1.68%	1.50%	1.22%

After Expense Reimbursement	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of Net Investment Income to Average Net Assets	3.36%	3.67%	4.18%	4.13%	3.85%

Portfolio Turnover Rate	82.13%	111.34%	121.56%	104.21%	179.87%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW High Yield Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$6.70	$6.54	$6.19	$6.42	$6.28

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.22	0.23	0.25	0.25	0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.23	0.18	0.38	(0.18)	0.18

Total from Investment Operations	0.45	0.41	0.63	0.07	0.41

Less Distributions:
Distributions from Net Investment Income	(0.22)	(0.25)	(0.28)	(0.30)	(0.27)

Net Asset Value per Share, End of year	$6.93	$6.70	$6.54	$6.19	$6.42

Total Return	7.05%	6.61%	10.16%	1.04%	6.59%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$15,048	$17,805	$9,923	$5,041	$6,934

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.14%	1.47%	2.05%	1.98%	1.65%

After Expense Reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%

Ratio of Net Investment Income to Average Net Assets	3.11%	3.46%	3.96%	3.90%	3.60%

Portfolio Turnover Rate	82.13%	111.34%	121.56%	104.21%	179.87%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Short Term Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$8.60	$8.59	$8.54	$8.62	$8.70

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.29	0.16	0.25	0.15	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(0.19)	(0.01)	0.07	(0.04)	(0.01)

Total from Investment Operations	0.10	0.15	0.32	0.11	0.07

Less Distributions:
Distributions from Net Investment Income	(0.10)	(0.11)	(0.27)	(0.19)	(0.15)
Distributions from Return of Capital	—	(0.03)	—	—	—

Total Distributions	(0.10)	(0.14)	(0.27)	(0.19)	(0.15)

Net Asset Value per Share, End of year	$8.60	$8.60	$8.59	$8.54	$8.62

Total Return	1.16%	1.70%	3.83%	1.26%	0.75%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$18,061	$7,698	$5,644	$7,280	$7,951

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	2.77%	2.77%	3.37%	2.28%	1.65%

After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%

Ratio of Net Investment Income to Average Net Assets	3.35%	1.83%	2.94%	1.70%	0.96%

Portfolio Turnover Rate	369.54%	191.22%	248.19%	199.55%	131.31%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$10.46	$10.07	$9.46	$9.98	$10.33

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.21	0.26	0.34	0.31	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)	0.44	0.68	(0.48)	(0.20)

Total from Investment Operations	(0.04)	0.70	1.02	(0.17)	0.07

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.31)	(0.41)	(0.35)	(0.26)
Distributions from Return of Capital	(0.01)	—	—	—	—
Distributions from Net Realized Gain	(0.07)	—	—	—	(0.16)

Total Distributions	(0.28)	(0.31)	(0.41)	(0.35)	(0.42)

Net Asset Value per Share, End of year	$10.14	$10.46	$10.07	$9.46	$9.98

Total Return	(0.40%)	7.08%	10.82%	(1.67%)	0.72%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$4,264,583	$5,737,736	$4,898,103	$5,587,668	$7,103,832

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.52%	0.55%	0.62%	0.62%	0.61%

After Expense Reimbursement	0.49%	0.49%	0.49%	0.49%	0.49%

Ratio of Net Investment Income to Average Net Assets	2.07%	2.50%	3.47%	3.20%	2.73%

Portfolio Turnover Rate	493.39%	269.04%	177.80%	241.76%	287.55%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$10.78	$10.37	$9.76	$10.29	$10.65

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.19	0.23	0.32	0.29	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)	0.47	0.69	(0.49)	(0.21)

Total from Investment Operations	(0.06)	0.70	1.01	(0.20)	0.04

Less Distributions:
Distributions from Net Investment Income	(0.18)	(0.29)	(0.40)	(0.33)	(0.24)
Distributions from Return of Capital	(0.01)	—	—	—	—
Distributions from Net Realized Gain	(0.07)	—	—	—	(0.16)

Total Distributions	(0.26)	(0.29)	(0.40)	(0.33)	(0.40)

Net Asset Value per Share, End of year	$10.46	$10.78	$10.37	$9.76	$10.29

Total Return	(0.58)%	6.86%	10.46%	(1.96)%	0.41%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$818,608	$1,844,170	$963,512	$1,121,741	$1,902,308

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.81%	0.79%	0.88%	0.88%	0.88%

After Expense Reimbursement	0.70%	0.73%	0.79%	0.79%	0.79%

Ratio of Net Investment Income to Average Net Assets	1.83%	2.21%	3.16%	2.89%	2.42%

Portfolio Turnover Rate	493.39%	269.04%	177.80%	241.76%	287.55%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

TCW Total Return Bond Fund

Financial Highlights — Plan Class

	Year Ended October 31, 2021	February 28, 2020 (Commencement of Operations) through October 31, 2020
Net Asset Value per Share, Beginning of year	$10.50	$10.33

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.22	0.20
Net Realized and Unrealized Gain (Loss) on Investments	(0.24)	0.13

Total from Investment Operations	(0.02)	0.33

Less Distributions:
Distributions from Net Investment Income	(0.21)	(0.16)
Distributions from Return of Capital	(0.01)	—
Distributions from Net Realized Gain	(0.07)	—

Total distributions	(0.29)	(0.16)

Net Asset Value per Share, End of year	$10.19	$10.50

Total Return	(0.25%)	3.22	% (2)

Ratios/Supplemental Data:

Net assets, end of year (in thousands)	$571	$0.00	(3)

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	6.69%	14,761.71	% (4)

After Expense Reimbursement	0.44%	0.44	% (4)

Ratio of Net Investment Income to Average Net Assets	2.13%	2.84	% (4)

Portfolio Turnover Rate	493.39%	269.04	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period February 28, 2020 (Commencement of Operations) through October 31, 2020.
(3)	Amount Rounds to less than $1,000.
(4)	Annualized.

See accompanying Notes to Financial Statements.

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statement of assets and liabilities of TCW Enhanced Commodity Strategy Fund (collectively, the “TCW Fixed Income Funds”) (six of eighteen funds comprising the TCW Funds, Inc.), including the schedules of investments of TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated schedule of investments of TCW Enhanced Commodity Strategy Fund, as of October 31, 2021, and the related statements of operations for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the related consolidated statement of operations for TCW Enhanced Commodity Strategy Fund for the year then ended, the statements of changes in net assets for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statements of changes in net assets for TCW Enhanced Commodity Strategy Fund for each of the two years in the period then ended, the financial highlights for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial highlights for TCW Enhanced Commodity Strategy Fund for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial statements and consolidated financial highlights for TCW Enhanced Commodity Strategy Fund present fairly, in all material respects, the financial position of each of the respective TCW Fixed Income Funds as of October 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the TCW Fixed Income Funds’ management. Our responsibility is to express an opinion on the TCW Fixed Income Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The TCW Fixed Income Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the TCW Fixed Income Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

December 21, 2021

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021 (184 days).

Actual Expenses: The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2021 to October 31, 2021)
TCW Core Fixed Income Fund

I Class Shares
Actual	$1,000.00	$1,009.50	0.49%	$2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49%	2.50

N Class Shares
Actual	$1,000.00	$1,007.70	0.65%	$3.29
Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.65%	3.31

Plan Class Shares
Actual	$1,000.00	$1,008.90	0.44%	$2.23
Hypothetical (5% return before expenses)	1,000.00	1,023.00	0.44%	2.24

TCW Enhanced Commodity Strategy Fund

I Class Shares
Actual	$1,000.00	$1,160.80	0.70%	$3.81
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57

N Class Shares
Actual	$1,000.00	$1,158.70	0.75%	$4.08
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75%	3.82

TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2021 to October 31, 2021)
TCW Global Bond Fund

I Class Shares
Actual	$1,000.00	$986.00	0.60	% (1)	$3.00	(1)
Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	% (1)	3.06	(1)

N Class Shares
Actual	$1,000.00	$984.60	0.70	% (1)	$3.50	(1)
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70	% (1)	3.57	(1)

TCW High Yield Bond Fund

I Class Shares
Actual	$1,000.00	$1,020.40	0.55%		$2.80
Hypothetical (5% return before expenses)	1,000.00	1,022.43	0.55%		2.80

N Class Shares
Actual	$1,000.00	$1,020.60	0.80%		$4.07
Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80%		4.08

TCW Short Term Bond Fund

I Class Shares
Actual	$1,000.00	$1,000.90	0.44%		$2.22
Hypothetical (5% return before expenses)	1,000.00	1,022.99	0.44%		2.24

TCW Total Return Bond Fund

I Class Shares
Actual	$1,000.00	$1,011.40	0.49%		$2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49%		2.50

N Class Shares
Actual	$1,000.00	$1,011.10	0.70%		$3.55
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%		3.57

Plan Class Shares
Actual	$1,000.00	$1,011.60	0.44%		$2.23
Hypothetical (5% return before expenses)	1,000.00	1,023.00	0.44%		2.24

(1)	Does not include expenses of the underlying affiliated investments.

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds, Inc. TCW Strategic Income Fund, Inc. Metropolitan West Funds Sepulveda Management LLC	TCW Direct Lending LLC TCW Direct Lending VII LLC TCW Direct Lending VIII LLC

Effective May 2021

WHAT YOU SHOULD KNOW

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial information,” issued by the United States Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, and TCW Direct Lending VIII LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

◾

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

◾

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

◾

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

◾

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

◾

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, and TCW Direct Lending VIII LLC.

◾	Are not guaranteed by a bank;
◾	Are not obligations of The TCW Group, Inc. or of its subsidiaries;
◾	Are not insured by the Federal Deposit Insurance Corporation; and
◾	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC. TCW FUNDS, INC. TCW STRATEGIC INCOME FUND, INC. METROPOLITAN WEST FUNDS	SEPULVEDA MANAGEMENT LLC TCW DIRECT LENDING LLC TCW DIRECT LENDING VII LLC TCW DIRECT LENDING VIII LLC

Attention: Privacy Officer | 865 South Figueroa Street, Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited)

Renewal of Investment Advisory and Management Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Directors of the Corporation (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Corporation, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.

On September 20, 2021, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2022 through February 5, 2023. The Board met by videoconference to approve that renewal, notwithstanding the in-person approval requirement that normally applies under the Investment Company Act, as permitted by relief provided by the Securities and Exchange Commission in light of the COVID-19 pandemic. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors also met by telephone in a working session on August 24, 2021 to hear presentations by representatives of the Advisor, to ask related questions, to review and discuss materials provided by the Advisor for their consideration, and to meet separately with their independent legal counsel. On September 20, 2021 they also met separately with their independent legal counsel to review and discuss supplemental information that had been requested on their behalf by their independent legal counsel and presented by the Advisor. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to those of appropriate peer groups of mutual funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

2. Nature, extent, and quality of services provided by the Advisor

The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the fluctuations in assets that had been experienced over the past several years. The Board and the Independent Directors considered the ability of the Advisor to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting, and legal matters. They noted the substantial additional resources made available by The TCW Group, Inc., the parent company of the Advisor. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board and the Independent Directors considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2021. The Board and the Independent Directors reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with Broadridge. In reviewing each Fund’s relative performance, the Board and the

TCW Funds, Inc.

Independent Directors took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Directors noted that most Funds’ performance was satisfactory over the relevant periods. The Board and the Independent Directors noted that the investment performance of most of the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge in the supplemental materials, but seven Funds ranked in the fourth or fifth quintile of their peer groups for that three-year period. For those Funds that lagged peer group averages, they noted that the Advisor had discussed with the Board the reasons for the underperformance and the actions taken or to be taken by the Advisor to address the underperformance, and they indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate. It was observed that the relative performance of several of those Funds had improved during the most recent one-year period. In addition, the Board and the Independent Directors noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the degree of risk employed by peer funds to achieve their returns. The Board also considered the Advisor’s assessment of the Funds’ performance during the recent period of significant market volatility.

With respect to the fixed income Funds, the Board and the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Directors believed that relative performance also should be considered in light of future market conditions expected by the Advisor. The Board and the Independent Directors noted the Advisor’s view that longer-term performance can be more meaningful for active fixed income funds than shorter-term performance because fixed income market cycles are generally longer than three years.

For the U.S. fixed income Funds, the Board and the Independent Directors noted the conservative profile of these Funds, which generally experienced less volatility compared to various other funds in the applicable peer group (except for the relative volatility of Total Return Bond Fund, which is a mortgage-focused Fund). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

For the Total Return Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-year period, second quintile for the five-year period, first quintile for the three-year period and fourth quintile for the one-year period.

For the Core Fixed Income Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten- and five-year periods, second quintile for the three-year period and fourth quintile for the one-year period.

For the High Yield Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the ten- and five-year periods, first quintile for the three-year period and fifth quintile for the one-year period.

For the Global Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the five-year period, first quintile for the three-year period and second quintile for the one-year period.

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

For the Short Term Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fifth quintile for the ten-, five- and three-year periods and fourth quintile for the one-year period. The Board and the Independent Directors took into account the Advisor’s discussions of the poor relative performance, including that the Fund is generally being managed with lower interest rate risk and credit risk as compared to the peer group funds.

For the Enhanced Commodity Strategy Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the ten-, five- and three-year periods and third quintile for the one-year period.

With respect to the U.S. equity Funds, the Board and the Independent Directors noted that the performance of the Funds for most of the various periods reviewed ranked in the first, second or third quintiles.

The Select Equities Fund ranked in the second quintile for the ten- and five-year periods, first quintile for the three-year period and fourth quintile for the one-year period.

The Relative Value Dividend Appreciation Fund ranked in the third quintile for the ten-year period, fourth quintile for the five-year period, third quintile for the three-year period and first quintile for the one-year period. The Relative Value Large Cap Fund ranked in the third quintile for the ten-year and five-year periods, fourth quintile for the three-year period and second quintile for the one-year period. The Relative Value Mid Cap Fund ranked in the second quintile for the ten-year period, first quintile for the five-year period, fourth quintile for the three-year period and first quintile for the one-year period. The Board and the Independent Directors noted the Advisor’s explanation that the diversification tool used to mitigate risk of the Relative Value Funds weighed on three-year performance of the Relative Value Large Cap Fund and Relative Value Mid Cap Fund in a momentum-driven market. The Board and the Independent Directors also took into account the improved performance of the Relative Value Large Cap Fund and Relative Value Mid Cap Fund over the one-year period.

The New America Premier Equities Fund ranked in the first quintile for the five-year period, third quintile for the three-year period and fourth quintile for the one-year period.

The Global Real Estate Fund ranked in the first quintile for the five-, three- and one-year periods.

The Artificial Intelligence Equity Fund ranked in the fourth quintile for the three-year period and third quintile for the one-year period. The Board and the Independent Directors considered the Advisor’s explanation that the peer funds had greater exposure to the information technology sector, making the peer group less useful in comparing relative performance than if those funds’ principal investment strategies were more closely aligned with the Fund’s investment focus. The Board and the Independent Directors noted that the Fund’s total return performance was only 0.6% below that of the benchmark for the three-year period. The Board and the Independent Directors also noted the relatively short operating history of the Fund and determined to continue to closely monitor its performance.

For the asset allocation Fund, the Board and the Independent Directors noted that the Conservative Allocation Fund’s performance was in the first quintile for the ten-, five- and three-year periods and second quintile for the one-year period.

With respect to the international and emerging markets Funds, the Board and the Independent Directors noted that the performance of a majority of these Funds ranked in the first, second or third quintiles over many of the various time periods reviewed. The Emerging Markets Income Fund ranked in the second

TCW Funds, Inc.

quintile for the ten- and five-year periods, third quintile for the three-year period and first quintile for the one-year period. The Emerging Markets Local Currency Income Fund ranked in the second quintile for the ten-year period, third quintile for the five-year period and the fourth quintile for the three- and one-year periods. The Emerging Markets Multi-Asset Opportunities Fund ranked in the second quintile for the five-year period and fourth quintile for the three- and one-year periods. The Developing Markets Equity Fund ranked in the third quintile for the five-year period, fourth quintile for the three-year period and third quintile for the one-year period. The Board and the Independent Directors considered the Advisor’s discussion of performance, including that the challenging international and emerging market conditions in recent years weighed on performance for some Funds.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective(s) and that the Advisor’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense level of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that each Fund’s management fee, after giving effect to applicable waivers and/or reimbursements, was below or near the median of the peer group funds on a current basis, with the exception of the Emerging Markets Income Fund, the Emerging Markets Local Currency Income Fund, the Emerging Markets Multi-Asset Opportunities Fund and the Conservative Allocation Fund. They also observed that each Fund’s total expenses, after giving effect to applicable waivers and/or reimbursements, were below or at the median of the peer group funds. The Board and the Independent Directors also noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Board and the Independent Directors noted that for several Funds, their below-median management fee and total expenses were in part due to substantial waiver and/or reimbursement pursuant to the contractual expense limitations. The Board and the Independent Directors concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Advisor to the Funds and the Advisor’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

5. The Advisor’s costs, level of profits, and economies of scale

The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and ongoing investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors further noted the Advisor’s past and current subsidies of the operating expenses of newer and smaller Funds and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Directors considered the risk borne by the Advisor that the Funds’ net assets and thus the Advisor’s fees might decline in the event of redemptions and that smaller Funds might not grow to become profitable. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Board and the Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board and the Independent Directors concluded that any potential benefits received or to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

TCW Funds, Inc.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2021, the following Funds paid a capital gain distribution within the meaning of Section 852 (b) (3) (c) of the Code. Each Fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW High Yield Bond Fund	$0.03

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2022, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2021. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Funds, Inc.

Directors and Officers of the Company

A board of six directors is responsible for overseeing the operations of the Company, which consists of 18 Funds at October 31, 2021. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point.360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 – June 2017) and Athletic Director (August 2010 – June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed end fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005 – 2019), KBS Capital Advisors (a manager of real estate investment trusts).	Pacific Oak Strategic Opportunity REIT (real estate investments); Pacific Oak Strategic Opportunity REIT II (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); Metropolitan West Funds (mutual fund); TCW DL VII Financing LLC (business development company): TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Norton Simon Museum (art museum); Stanford University (university); Causeway Capital Management Trust (mutual fund; 6 portfolios); Causeway ETML Trust (mutual fund); The Rose Hills Foundation (charitable foundation); TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (1959)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); and Employee (since 2003), Cowen Prime Services (broker dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors of TCW Funds, Inc., 300 South Grand Avenue, Los Angeles, CA 90071.

TCW Funds, Inc.

Interested Director

This director is an “interested person” of the Company as defined in the 1940 Act because he is a director and officer of the Advisor, and shareholder and director of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC.	N/A

The officers of the Company who are not directors of the Company are:

Name and Year of Birth (1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
David Lippman (1958) President and Chief Executive Officer	Mr. Lippman has served as President and Chief Executive Officer of TCW Funds, Inc. since February 2021.	President and Chief Executive Officer, The TCW Group, Inc. (since August 2012), TCW LLC (since October 2015), the Advisor (since February 2013) and TCW Asset Management Company LLC (since February 2013); Chief Executive Officer, Metropolitan West Asset Management LLC (since February 2013); President and Principal Executive Officer, Metropolitan West Funds (since January 2008).
Lisa Eisen (1963) Tax Officer	Ms. Eisen has served as Tax Officer of TCW Funds, Inc. since December 2016.	Tax Officer (since December 2016), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW LLC; Vice President of Corporate Tax and Payroll for Health Net, Inc. (1998 – July 2016).
Meredith S. Jackson (1959) Senior Vice President, General Counsel and Secretary	Ms. Jackson has served as Senior Vice President since January 2016 and General Counsel and Secretary of TCW Funds, Inc. since February 2013.	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company LLC, The TCW Group Inc., TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc., Vice President and Secretary (since February 2013), Metropolitan West Funds.

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Year of Birth (1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
Gladys Xiques (1973) Chief Compliance Officer and AML Officer	Ms. Xiques has served as Chief Compliance Officer and AML Officer of TCW Funds, Inc. since January 2021.	Chief Compliance Officer and AML Officer (since January 2021), TCW Strategic Income Fund, Inc. and Metropolitan West Funds; Managing Director and Global Chief Compliance Officer (since January 2021), TCW LLC, TCW Investment Management Company LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; Global Chief Compliance Officer (since January 2021), The TCW Group, Inc.; Senior Vice President (February 2015 – December 2020), TCW LLC, TCW Investment Management Company LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; Director and Compliance Counsel (March 2010 – January 2015), Kohlberg Kravis Roberts & Co. L.P.
Richard M. Villa (1964) Treasurer Principal Financial and Accounting Officer	Mr. Villa has served as Treasurer and Principal Financial and Accounting Officer of TCW Funds, Inc. since February 2014.

Executive Vice President, Chief Financial Officer and Assistant Secretary (since

January 2016), TCW LLC; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc.; Executive Vice President and Chief Financial Officer and Assistant Secretary (since July 2008), TCW Investment Management Company LLC, the TCW Group, Inc., TCW Asset Management Company LLC.

(1)	The address of the Interested Director and each officer is c/o the TCW Group, Inc., 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.
(2)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

In addition, Eric Chan, Managing Director of Fund Operations for the Advisor, TCW Asset Management Company LLC, TCW LLC (since 2009), and Metropolitan West Asset Management, LLC (since November 2006), is Assistant Treasurer of the Company (since June 2019) and Metropolitan West Funds (since 2010). Mr. Chan is a Certified Public Accountant. Patrick W. Dennis, Senior Vice President, Associate General Counsel and Assistant Secretary of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC, the Advisor (since February 2013), is Vice President and Assistant Secretary of the Company and Metropolitan West Funds (since 2013).

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

TCW Funds, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

Peter McMillan

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David Lippman

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Gladys Xiques

Chief Compliance Officer and Anti-Money Laundering Officer

Patrick W. Dennis

Vice President and Assistant Secretary

Lisa Eisen

Tax Officer

Eric W. Chan

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

FUNDarFI1021

OCTOBER 31

A N N U A L

R E P O R T

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

Paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tcw.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. You can call 1-800-FUND-TCW (1-800-386-3829), if you invest directly with the Funds, or contact your financial intermediary, if you invest though a financial intermediary, to inform the Funds or the financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held directly with TCW or through your financial intermediary.

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David B. Lippman President, Chief Executive Officer and Director

Dear Valued Investors,

I am pleased to present the 2021 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2021. I would like to express our appreciation for your continued investment in the TCW Funds as well as to welcome new shareholders to our fund family. As of October 31, 2021, the TCW Funds held total net assets of approximately $16.4 billion.

This report contains information and portfolio management discussions of our TCW International Funds.

The International Markets

Emerging Markets (EM) has been under pressure this year, driven by a volatility in U.S. Treasury markets, inflation fears, and a slowdown in Chinese growth. Our 2021 growth forecasts have consistently reflected a slowdown in the second half versus the first half, particularly as China comes off its peak. Looking ahead, the economic recovery will likely remain uneven across Emerging Markets, with export-oriented economies benefiting from the recovery in Developed Markets (DM) demand. Similarly, many tourism-dependent EMs will likely continue to benefit from the general lifting of travel restrictions and the global reopening. In general, the service sector will now likely lead the last leg of recovery in most countries. We project EM growth to outperform DM economies in 2021 and 2022, but by a smaller differential compared to historical trends. We also believe the growth differential between EM and DM will widen again in 2023-2024 as the impulse of the extraordinary (and unsustainable) stimulus in DMs wears off and as public health conditions gradually normalize, allowing EMs much higher potential growth rate to reassert itself.

We believe that the recent weakness has created value in Emerging Markets, both on an absolute and relative basis. EM equities are in line with long-term valuation averages, which compare favorably to U.S. and global equity indices that remain significantly above their historical median valuations. After the recent pullback, MSCI EM index retraced to the low end of its relative valuation vs the S&P index. EM sovereign spreads of approximately 360 basis points (bps) are around 60bps wide to long-term averages. For corporates, Spread/Leverage for EM corporates is nearly 4 times greater than U.S. corporates — this is the highest reading for this relationship since the global financial crisis. For local currency, real rates in EM local markets have risen faster than in the developed world (the spread between real rates in EM versus DM is currently at fifteen-year highs) — and the GBI-EM GD index has underperformed the EMBI GD index year-to-date by over 650bps. Moreover, average yields on hard and local currency debt range from 5-5.5%. In an environment where approximately 60% of global fixed income trading is below 2%, EM debt appears to be one of the only carry opportunities left within fixed income.

We continue to monitor risks of even slower-than-expected Chinese growth and more persistent inflation, where the Fed may be perceived as being behind the curve. While we remain constructive on the asset class, driven by our views of a growth recovery, peaking inflation, supportive oil dynamics and attractive valuations, we are mindful that differentiation is key, particularly in light of Fed hawkishness, concerns surrounding Chinese growth, inflationary pressures and various idiosyncratic developments in individual countries. We anticipate wide dispersion between sovereigns, driven by political developments, fiscal dynamics, vaccine dissemination and/or commodity sensitivity.

We truly value our relationship with you and thank you for making the TCW Funds part of your long-term investment plan. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

1

Letter to Shareholders (Continued)

I look forward to further correspondence with you through our semi-annual report next year.

Sincerely,

David B. Lippman

President, Chief Executive Officer and Director

2

TCW Developing Markets Equity Fund

Management Discussions

For the year ended October 31, 2021, the TCW Developing Markets Equity Fund (the “Fund”) returned 18.36% and 18.29% on its I Class and N Class shares, respectively. The Fund’s benchmark, the MSCI Emerging Markets Net Total Return Index (“Index”), returned 16.96% over the same period.

Outperformance during the period was driven by the portfolio’s exposure to Healthcare, Internet, Electric Vehicle batteries and semiconductors. Underweight positioning and stock selection in commodities and financials also drove relative outperformance.

Several of the key themes expressed within the portfolio include: 1) Internet platforms in China, 2) GreenTech and semiconductors in China as they move towards self-sufficiency, 3) drug manufacturing services, and 4) modern retail penetration with a focus on pharmacy, grocery and pet retail. We are overweight Europe and Latin America versus underweight the Asia and Middle East/Africa regions. Our larger overweights are in semi-conductors (as mentioned above), media and entertainment, and healthcare, which we believe to be the next major sector as the composition of the benchmark evolves. We continue to maintain a sizable underweight to financials.

Emerging Markets (EM) has been under pressure this year, driven by a volatility in U.S. Treasury markets, inflation fears, and a slowdown in Chinese growth. Our 2021 growth forecasts have consistently reflected a slowdown in the second half versus the first half, particularly as China comes off its peak. Looking ahead, the economic recovery will likely remain uneven across Emerging Markets, with export-oriented economies benefiting from the recovery in Developed Markets (DM) demand. Similarly, many tourism-dependent EMs will likely continue to benefit from the general lifting of travel restrictions and the global reopening. In general, the service sector will now likely lead the last leg of recovery in most countries. We project EM growth to outperform DM economies in 2021 and 2022, but by a smaller differential compared to historical trends. We also believe the growth differential between EM and DM will widen again in 2023-2024 as the impulse of the extraordinary (and unsustainable) stimulus in DMs wears off and as public health conditions gradually normalize, allowing EMs much higher potential growth rate to reassert itself.

EM equity valuations are in line with long-term valuation averages, which compares favorably to U.S. and global equity indices that remain significantly above their historical median valuations. After the recent pullback, MSCI EM retraced to the low end of its relative valuation versus the S&P.

We continue to monitor risks of even slower-than-expected Chinese growth and more persistent inflation, where the Fed may be perceived as being behind the curve. While we remain constructive on the asset class, driven by our views of a growth recovery, peaking inflation, supportive oil dynamics and attractive valuations, we are mindful that differentiation is key, particularly in light of Fed hawkishness, concerns surrounding Chinese growth, inflationary pressures and various idiosyncratic developments in individual countries. We anticipate wide dispersion, driven by political developments, fiscal dynamics, vaccine dissemination and/or commodity sensitivity.

3

TCW Developing Markets Equity Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2021(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Developing Markets Equity Fund
Class I (Inception: 07/01/2015)	18.36%	14.82%	9.65%	—	5.96%
Class N (Inception: 07/01/2015)	18.29%	14.76%	9.62%	—	5.94%
MSCI Emerging Markets Net Total Return Index	16.96%	12.30%	9.39%	—	6.67%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

4

TCW Emerging Markets Income Fund

Management Discussions

For the year ended October 31, 2021, the TCW Emerging Markets Income Fund (the “Fund”) returned 4.04%, 3.97% and 4.12% net of fees on its I Class, N Class and P Class shares respectively. Performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the J.P.Morgan EMBI Global Diversified Index (“EMBI”), returned 4.41% over the same period.

Underperformance for the year stems from the portfolio’s exposure to Chinese property, which was under pressure due to shifts in the regulatory environment. While we had been actively monitoring the Chinese government’s regulatory shifts, in hindsight we missed how quickly the perception of the company and the sector would unravel, and ultimately exited the portfolio’s exposure to the sector. On the other hand, overweight positioning to select oil exporters helped mitigate the underperformance.

Emerging Markets (EM) valuations appear attractive to us versus Developed Markets (DM) credit. Sovereign spreads of approximately 360 basis points (bps) are around 60bps wide to long-term averages. For corporates, Spread/Leverage for EM corporates is nearly 4 times greater than U.S. corporates — this is the highest reading for this relationship since the global financial crisis. For local currency, real rates in EM local markets have risen faster than in the developed world (the spread between real rates in EM versus DM is currently at fifteen-year highs) — and the J.P.Morgan GBI-EM Global Diversified Index (“GBI-EM GD”) has underperformed the EMBI year-to-date by over 650bps. However, we would like to see growth concerns abate before adding EM Forward Exchange exposure more meaningfully.

We continue to monitor risks of even slower-than-expected Chinese growth and more persistent inflation, where the Fed may be perceived as being behind the curve. While we remain constructive on the asset class, driven by our views of a growth recovery, peaking inflation, supportive oil dynamics and attractive valuations, we are mindful that differentiation is key in a universe of over 70 countries, particularly in light of Fed hawkishness, concerns surrounding Chinese growth, and various idiosyncratic developments in individual countries. We anticipate wide dispersion between sovereigns, driven by political developments, fiscal dynamics, vaccine dissemination and/or commodity sensitivity.

5

TCW Emerging Markets Income Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2021(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date		Inception Index
TCW Emerging Markets Income Fund
Class I (Inception: 09/01/1996)	4.04%	5.34%	3.73%	4.72%	8.50	%(2)	8.56%
Class N (Inception: 03/01/2004)	3.97%	5.23%	3.54%	4.48%	6.93%		6.95%
Class P (Inception: 02/28/2020)	4.12%	—	—	—	0.85%		1.95%
JPMorgan EMBI Global Diversified Index	4.41%	6.43%	4.15%	5.35%

6

TCW Emerging Markets Income Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act, and therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

7

TCW Emerging Markets Local Currency Income Fund

Management Discussions

For the year ended October 31, 2021, the TCW Emerging Markets Local Currency Income Fund (the “Fund”) returned 1.34% and 1.30% net of fees on its I Class and N class shares, respectively. Performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the J.P.Morgan GBI-EM Global Diversified Index (“GBI-EM GD”), returned 0.84% over the same period.

Outperformance was driven by our emphasis on high carry, lower volatility off-index exposure (including Egypt, Ukraine and Serbia), as well as a focus on high real rates. Defensive positioning in Turkey also contributed to relative outperformance.

Looking ahead, we see value in Emerging Markets (EM) local currency, as real rates in EM local markets have risen faster than in the developed world (the spread between real rates in EM versus DM is currently at a fifteen-year high) — and the GBI-EM GD has underperformed the J.P.Morgan EMBI Global Diversified Index (“EMBI”) year-to-date by over 650 basis points. Rising fiscal and current account deficits in the U.S. have traditionally put downward pressure on the dollar, all other things being equal. However, we would like to see growth concerns in the rest of the world abate before adding EM Foreign Exchange risk more meaningfully.

We continue to monitor risks of even slower-than-expected Chinese growth and more persistent inflation, where the Fed may be perceived as being behind the curve. While we remain constructive on the asset class, driven by our views of a growth recovery, peaking inflation, supportive oil dynamics and attractive valuations, we are mindful that differentiation is key, particularly in light of Fed hawkishness, concerns surrounding Chinese growth, and various idiosyncratic developments in individual countries. We anticipate wide dispersion between sovereigns, driven by political developments, fiscal dynamics, vaccine dissemination and/or commodity sensitivity.

8

TCW Emerging Markets Local Currency Income Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2021(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Emerging Markets Local Currency Income Fund
Class I (Inception: 12/15/2010)	1.34%	3.14%	1.48%	0.61%	0.94%
Class N (Inception: 12/15/2010)	1.30%	3.08%	1.45%	0.57%	0.91%
JPMorgan GBI-EM Global Diversified Index	0.84%	3.89%	1.96%	0.37%	0.73%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

9

TCW Emerging Markets Multi-Asset Opportunities Fund

Management Discussions

For the year ended October 31, 2021, the TCW Emerging Markets Multi-Asset Opportunities Fund (the “Fund”) returned 12.30% and 12.06% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark, 50% J.P.Morgan EMBI Global Diversified Index (“EMBI”) and 50% MSCI Daily Total Return Net Emerging Markets Index (“MSCI EM”) returned 10.71% over the same period.

Outperformance for the year was driven by overweight positioning to equities at the expense of fixed income, as well as security selection in the equity sleeve.

Several of the key themes expressed within the equity sleeve of the portfolio include: 1) Internet platforms in China, 2) GreenTech and semiconductors in China as they move towards self-sufficiency, 3) drug manufacturing services, and 4) modern retail penetration with a focus on pharmacy, grocery and pet retail. We are overweight Europe and Latin America versus underweight the Asia and the Middle East/Africa regions. Our larger overweights are in semi-conductors (as mentioned above), media and entertainment, and healthcare, which we believe to be the next major sector as the composition of the benchmark evolves. We continue to maintain a sizable underweight to financials.

The portfolio’s fixed income exposure is primarily invested in dollar-denominated debt, with an emphasis on high yield and commodities.

Emerging Markets (EM) has been under pressure this year, driven by a volatility in U.S. Treasury markets, inflation fears, and a slowdown in Chinese growth. Our 2021 growth forecasts have consistently reflected a slowdown in the second half versus the first half, particularly as China comes off its peak. Looking ahead, the economic recovery will likely remain uneven across Emerging Markets, with export-oriented economies benefiting from the recovery in Developed Markets (DM) demand. Similarly, many tourism-dependent EMs will likely continue to benefit from the general lifting of travel restrictions and the global reopening. In general, the service sector will now likely lead the last leg of recovery in most countries. We project EM growth to outperform DM economies in 2021 and 2022, but by a smaller differential compared to historical trends. We also believe the growth differential between EM and DM will widen again in 2023-2024 as the impulse of the extraordinary (and unsustainable) stimulus in DMs wears off and as public health conditions gradually normalize, allowing EMs much higher potential growth rate to reassert itself.

EM equity valuations are in line with long-term valuation averages, which favorably compare to U.S. and global equity indices that remain significantly above their historical median valuations. After the recent pullback, MSCI EM retraced to the low end of its relative valuation versus the S&P. Sovereign spreads of approximately 360 basis points (bps) are around 60bps wide to long-term averages. For corporates, Spread/Leverage for EM corporates is nearly 4 times greater than U.S. corporates – this is the highest reading for this relationship since the global financial crisis. For local currency, real rates in EM local markets have risen faster than in the developed world (the spread between real rates in EM versus DM is currently at fifteen-year highs) — and the J.P.Morgan GBI-EM Global Diversified Index (“GBI-EM GD”) has underperformed the EMBI year-to-date by over 650bps. However, we would like to see growth concerns abate before adding EM Foreign Exchange exposure more meaningfully.

We continue to monitor risks of even slower-than-expected Chinese growth and more persistent inflation, where the Fed may be perceived as being behind the curve. While we remain constructive on the asset class, driven by our views of a growth recovery, peaking inflation, supportive oil dynamics and attractive valuations, we are mindful that differentiation is key, particularly in light of Fed hawkishness, concerns

10

TCW Emerging Markets Multi-Asset Opportunities Fund

Management Discussions (Continued)

surrounding Chinese growth, and various idiosyncratic developments in individual countries. We anticipate wide dispersion, driven by political developments, fiscal dynamics, vaccine dissemination and/or commodity sensitivity.

	Annualized Total Return as of October 31, 2021(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW EM Multi-Asset Opportunities Fund
Class I (Inception: 07/01/2013)	12.30%	11.04%	7.78%	—	5.73%
Class N (Inception: 07/01/2013)	12.06%	10.79%	7.64%	—	5.60%
50% JPM EMBI Global Diversified Index/50% MSCI Daily Total Return Net Emerging Markets Index	10.71%	9.57%	6.94%	—	5.92%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

11

TCW Developing Markets Equity Fund

Schedule of Investments

Issues	Shares	Value

COMMON STOCK — 96.9% of Net Assets

Argentina — 3.6% (Cost: $168,064)

MercadoLibre, Inc. (1)	180	$266,584

Brazil — 5.4%

Even Construtora e Incorporadora S.A.	42,000	46,344

Iochpe - Maxion S.A. (1)	24,400	72,633

JBS S.A.	10,300	71,353

Pet Center Comercio e Participacoes S.A.	17,000	56,606

Petroleo Brasileiro S.A. (SP ADR)	6,400	62,848

Raia Drogasil S.A.	21,600	89,090

Total Brazil

(Cost: $424,548)		398,874

China — 30.0%

China Hongqiao Group, Ltd.	59,000	65,564

Contemporary Amperex Technology Co., Ltd.	3,000	300,516

COSCO SHIPPING Holdings Co., Ltd. — Class H(1)	47,000	72,812

Geely Automobile Holdings, Ltd.	22,000	76,368

Kunlun Energy Co., Ltd.	70,000	63,766

LONGi Green Energy Technology Co., Ltd.	2,882	43,942

Meituan — Class B (1)	6,100	207,613

NIO, Inc. (ADR) (1)	1,900	74,879

Orient Overseas International, Ltd.	3,500	64,363

SITC International Holdings Co., Ltd.	26,000	87,892

Tencent Holdings, Ltd.	9,100	553,654

Tongwei Co., Ltd.	10,500	93,753

WuXi AppTec Co., Ltd. — Class H	10,556	225,425

Wuxi Biologics Cayman, Inc. (1)	15,000	227,247

Yunnan Energy New Material Co., Ltd.	1,600	72,970

Total China

(Cost: $1,603,930)		2,230,764

Egypt — 1.7% (Cost: $114,682)

Commercial International Bank Egypt SAE (1)	39,666	129,129

France — 1.6% (Cost: $52,076)

Hermes International	75	119,222

Greece — 1.0% (Cost: $73,432)

OPAP S.A.	4,650	72,699

India — 7.6%

Apollo Hospitals Enterprise, Ltd.	1,900	108,970

Avenue Supermarts, Ltd. (1)	3,570	220,789

Hindustan Petroleum Corp., Ltd.	20,700	86,189

Reliance Industries, Ltd.	4,107	139,578

Reliance Industries, Ltd.	273	6,965

Total India

(Cost: $331,507)		562,491

Indonesia — 1.4% (Cost: $71,979)

PP Persero Tbk PT (1)	1,200,000	102,312

Issues	Shares	Value

Kazakhstan — 1.0% (Cost: $40,094)

Kaspi.KZ JSC (GDR)	500	$72,500

Malaysia — 2.0% (Cost: $122,538)

Greatech Technology BHD (1)	85,000	147,814

Russia — 5.8%

Gazprom PJSC (SP ADR)	8,900	87,665

Magnitogorsk Iron & Steel Works PJSC	79,000	73,678

Sistema PJSFC	175,000	66,694

Yandex N.V. (1)	2,500	207,100

Total Russia

(Cost: $338,715)		435,137

Singapore — 2.3% (Cost: $87,573)

Sea, Ltd. (ADR) (1)	500	171,785

South Africa — 0.9% (Cost: $76,774)

Exxaro Resources, Ltd.	6,000	66,020

South Korea — 13.3%

Boditech Med, Inc.	3,750	51,784

E-Mart, Inc.	500	71,976

Halla Holdings Corp.	1,900	82,991

HDC Holdings Co., Ltd.	6,800	61,532

Hyundai Construction Equipment Co., Ltd. (1)	1,050	36,343

Kakao Corp.	750	80,688

KT Corp. (SP ADR) (1)	5,400	69,174

NAVER Corp.	500	173,841

PSK, Inc.	1,205	39,922

Samsung Biologics Co., Ltd. (1)	225	167,622

SK IE Technology Co., Ltd. (1)	400	56,924

TES Co., Ltd.	1,600	36,594

Vidente Co., Ltd. (1)	4,700	58,435

Total South Korea

(Cost: $907,522)		987,826

Taiwan — 15.8%

Alchip Technologies, Ltd.	3,000	111,436

ASPEED Technology, Inc.	800	80,251

Chailease Holding Co., Ltd.	10,038	96,139

eMemory Technology, Inc.	1,000	83,065

Kinsus Interconnect Technology Corp.	15,000	132,009

Phison Electronics Corp.	4,900	69,091

Silergy Corp.	500	82,603

Taiwan Semiconductor Manufacturing Co., Ltd.	22,500	477,457

TSEC Corp. (1)	33,000	39,626

Total Taiwan

(Cost: $699,365)		1,171,677

Turkey — 0.9% (Cost: $76,411)

Turkiye Sise ve Cam Fabrikalari A.S.	71,000	63,947

United Kingdom — 1.8% (Cost: $66,145)

Genus PLC	1,750	132,919

See accompanying Notes to Financial Statements.

12

TCW Developing Markets Equity Fund

October 31, 2021

Issues	Shares	Value

Uruguay — 0.8% (Cost: $78,660)

Dlocal, Ltd. (1)	1,300	$63,063

Total Common Stock

(Cost: $5,334,015)		7,194,763

PREFERRED STOCK — 1.3%

Brazil — 1.3%

Braskem S.A., 5.85%	5,800	56,035

Usinas Siderurgicas de Minas Gerais S.A., 5.42%	18,500	43,485

Total Brazil

(Cost: $150,335)		99,520

Total Preferred Stock

(Cost: $150,335)		99,520

MONEY MARKET INVESTMENTS — 2.2%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (2)	160,708	160,708

Total Money Market Investments

(Cost: $160,708)		160,708

Total Investments (100.4%)

(Cost: $5,645,058)		7,454,991

Liabilities In Excess Of Other Assets (-0.4%)		(28,327)

Total Net Assets (100.0%)		$7,426,664

Notes to the Schedule of Investments:

ADR	American Depositary Receipt. ADRs are receipts typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation.
GDR	Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.
PJSC	Private Joint-Stock Company.
SP ADR	Sponsored American Depositary Receipt. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are ADRs issued with the cooperation of the foreign corporation.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2021.

See accompanying Notes to Financial Statements.

13

TCW Developing Markets Equity Fund

Investments by Sector	October 31, 2021

Sector	Percentage of Net Assets
Auto Components	1.1%
Automobiles	2.0
Banks	1.7
Biotechnology	1.8
Chemicals	2.3
Construction & Engineering	1.4
Consumer Finance	1.0
Containers & Packaging	1.0
Diversified Financial Services	1.3
Diversified Telecommunication Services	0.9
Electrical Equipment	4.0
Electronic Equipment, Instruments & Components	0.8
Entertainment	2.3
Food & Staples Retailing	5.2
Food Products	2.3
Gas Utilities	0.8
Health Care Equipment & Supplies	0.7
Health Care Providers & Services	1.5
Hotels, Restaurants & Leisure	1.0
Household Durables	0.6
IT Services	0.8
Industrial Conglomerates	0.9
Interactive Media & Services	13.6
Internet & Direct Marketing Retail	6.4
Life Sciences Tools & Services	8.4
Machinery	1.5
Marine	3.1
Metals & Mining	2.5
Oil, Gas & Consumable Fuels	5.9
Semiconductors & Semiconductor Equipment	18.1
Specialty Retail	0.8
Textiles, Apparel & Luxury Goods	1.6
Wireless Telecommunication Services	0.9
Money Market Investments	2.2

Total	100.4%

See accompanying Notes to Financial Statements.

14

TCW Developing Markets Equity Fund

Fair Valuation Summary	October 31, 2021

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Auto Components	$—	$82,991	$—	$82,991
Automobiles	74,879	76,368	—	151,247
Banks	—	129,129	—	129,129
Biotechnology	—	132,919	—	132,919
Chemicals	—	118,456	—	118,456
Construction & Engineering	—	102,312	—	102,312
Consumer Finance	72,500	—	—	72,500
Containers & Packaging	—	72,970	—	72,970
Diversified Financial Services	—	96,139	—	96,139
Diversified Telecommunication Services	69,174	—	—	69,174
Electrical Equipment	—	300,516	—	300,516
Electronic Equipment, Instruments & Components	—	58,435	—	58,435
Entertainment	171,785	—	—	171,785
Food & Staples Retailing	89,090	292,765	—	381,855
Food Products	71,353	93,753	—	165,106
Gas Utilities	—	63,766	—	63,766
Health Care Equipment & Supplies	—	51,784	—	51,784
Health Care Providers & Services	—	108,970	—	108,970
Hotels, Restaurants & Leisure	—	72,699	—	72,699
Household Durables	46,344	—	—	46,344
IT Services	63,063	—	—	63,063
Industrial Conglomerates	63,947	—	—	63,947
Interactive Media & Services	207,100	808,183	—	1,015,283
Internet & Direct Marketing Retail	266,584	207,613	—	474,197
Life Sciences Tools & Services	—	620,294	—	620,294
Machinery	72,633	36,343	—	108,976
Marine	—	225,067	—	225,067
Metals & Mining	—	139,242	—	139,242
Oil, Gas & Consumable Fuels	216,533	232,732	—	449,265
Semiconductors & Semiconductor Equipment	—	1,343,810	—	1,343,810
Specialty Retail	56,606	—	—	56,606
Textiles, Apparel & Luxury Goods	—	119,222	—	119,222
Wireless Telecommunication Services	—	66,694	—	66,694

Total Common Stock	1,541,591	5,653,172	—	7,194,763

Preferred Stock
Chemicals	56,035	—	—	56,035
Metals & Mining	43,485	—	—	43,485

Total Preferred Stock	99,520	—	—	99,520

Money Market Investments	160,708	—	—	160,708

Total Investments	$1,801,819	$5,653,172	$—	$7,454,991

See accompanying Notes to Financial Statements.

15

TCW Emerging Markets Income Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 96.9% of Net Assets

Angola — 3.0%

Angolan Government International Bond

8.25% (1)	05/09/28	$60,999,000	$61,564,461

9.13% (1)	11/26/49	63,160,000	61,896,800

9.38% (1)	05/08/48	72,405,000	72,296,392

9.50% (2)	11/12/25	18,020,000	19,533,950

Total Angola

(Cost: $202,434,817)			215,291,603

Argentina — 1.1%

Argentine Republic Government International Bond

1.00%	07/09/29	29,722,397	10,863,536

1.13%	07/09/35	157,680,077	48,912,360

2.00%	01/09/38	22,415,476	8,246,653

2.50%	07/09/41	45,084,524	15,554,161

Total Argentina

(Cost: $112,917,576)			83,576,710

Bahrain — 3.7%

Bahrain Government International Bond

5.25% (1)	01/25/33	106,668,000	102,411,947

5.45% (2)	09/16/32	23,575,000	23,123,539

5.63% (1)	09/30/31	34,368,000	34,326,758

6.00% (2)	09/19/44	47,290,000	43,922,952

7.50% (2)	09/20/47	45,817,000	47,551,082

Oil and Gas Holding Co. BSCC (The)

7.50% (2)	10/25/27	15,355,000	16,897,985

Total Bahrain

(Cost: $273,824,985)			268,234,263

Brazil — 2.1%

CSN Resources S.A.

4.63% (1)	06/10/31	34,764,000	33,891,423

Light Servicos de Eletricidade S.A. / Light Energia S.A.

4.38% (1)	06/18/26	21,400,000	20,931,340

MC Brazil Downstream Trading Sarl

7.25% (1)	06/30/31	69,808,000	68,150,060

MV24 Capital B.V.

6.75% (1)	06/01/34	25,571,291	26,525,101

Total Brazil

(Cost: $152,868,301)			149,497,924

Chile — 3.4%

AES Andes S.A.

7.13% (USD 5-year Swap rate + 4.644%) (1)(3)	03/26/79	36,101,000	37,834,931

Chile Government International Bond

2.55%	01/27/32	115,035,000	113,777,668

2.55%	07/27/33	18,097,000	17,509,933

3.10%	05/07/41	22,580,000	21,986,146

Issues	Maturity Date	Principal Amount	Value

Chile (Continued)

Empresa de los Ferrocarriles del Estado

3.83% (1)	09/14/61	$43,350,000	$41,925,302

VTR Comunicaciones SpA

4.38% (1)	04/15/29	16,456,000	16,651,826

Total Chile

(Cost: $254,809,138)			249,685,806

China — 0.1%

Kaisa Group Holdings, Ltd.

9.75% (2)	09/28/23	13,120,000	4,198,400

10.88% (2)	07/23/23	5,730,000	1,776,300

Ronshine China Holdings, Ltd.

7.35% (2)	12/15/23	6,250,000	2,751,956

Total China

(Cost: $25,574,263)			8,726,656

Colombia — 4.5%

AI Candelaria Spain SLU

5.75% (1)	06/15/33	37,195,000	36,453,332

Banco Davivienda S.A.

6.65% (U.S. 10-year Treasury Constant Maturity Rate + 5.097%) (1)(3)(4)	04/23/31	8,519,000	8,916,986

Banco GNB Sudameris S.A.

7.50% (U.S. 5-year Treasury Constant Maturity Rate + 6.660%) (1)(3)	04/16/31	20,750,000	21,109,390

Colombia Government International Bond

3.13%	04/15/31	86,410,000	81,147,631

4.13%	02/22/42	115,555,000	104,922,785

5.20%	05/15/49	27,280,000	27,498,240

Ecopetrol S.A.

5.88%	11/02/51	25,525,000	25,372,743

Gran Tierra Energy International Holdings, Ltd.

6.25% (2)	02/15/25	14,397,000	13,343,572

Gran Tierra Energy, Inc.

7.75% (2)	05/23/27	12,093,000	11,244,071

Total Colombia

(Cost: $344,554,879)			330,008,750

Costa Rica — 1.3%

Costa Rica Government International Bond

5.63% (2)	04/30/43	22,835,000	20,471,578

7.00% (2)	04/04/44	37,278,000	37,255,633

7.16% (2)	03/12/45	5,427,000	5,497,904

Instituto Costarricense de Electricidad

6.75% (1)	10/07/31	28,774,000	29,097,707

Total Costa Rica

(Cost: $91,691,860)			92,322,822

See accompanying Notes to Financial Statements.

16

TCW Emerging Markets Income Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

Dominican Republic — 3.7%

Dominican Republic International Bond

4.50% (1)	01/30/30	$57,656,000	$58,688,043

4.88% (1)	09/23/32	96,945,000	98,852,635

5.30% (1)	01/21/41	73,620,000	73,450,674

5.88% (1)	01/30/60	41,750,000	41,019,375

Total Dominican Republic

(Cost: $267,715,011)			272,010,727

Ecuador — 1.9%

Ecuador Government International Bond

1.00% (1)	07/31/35	118,559,289	78,694,914

5.00% (2)	07/31/30	71,806,647	59,829,298

Total Ecuador

(Cost: $135,076,916)			138,524,212

Egypt — 3.6%

Egypt Government International Bond

7.05% (1)	01/15/32	88,535,000	83,288,062

7.63% (1)	05/29/32	55,429,000	53,751,774

8.50% (2)	01/31/47	89,727,000	83,162,214

8.70% (1)	03/01/49	40,972,000	38,328,486

Total Egypt

(Cost: $279,717,744)			258,530,536

El Salvador — 1.4%

El Salvador Government International Bond

5.88% (2)	01/30/25	11,990,000	9,564,123

6.38% (2)	01/18/27	43,614,000	33,800,850

7.63% (2)	02/01/41	36,263,000	26,627,921

8.25% (2)	04/10/32	28,295,000	22,178,442

8.63% (2)	02/28/29	8,750,000	7,048,125

Total El Salvador

(Cost: $127,190,386)			99,219,461

Gabon — 0.7% (Cost: $47,905,108)

Gabon Government International Bond

6.63% (2)	02/06/31	47,713,000	47,612,803

Ghana — 1.5%

Ghana Government International Bond

7.88% (2)	02/11/35	43,049,000	36,739,179

8.88% (2)	05/07/42	40,315,000	35,138,554

8.95% (1)	03/26/51	40,568,000	34,915,498

Total Ghana

(Cost: $124,028,354)			106,793,231

Guatemala — 1.4%

Banco Industrial S.A.

4.88% (U.S. 5-year Treasury Constant Maturity Rate + 4.442%) (1)(3)	01/29/31	20,895,000	20,987,419

Issues	Maturity Date	Principal Amount	Value

Guatemala (Continued)

Guatemala Government Bond

3.70% (1)	10/07/33	$28,470,000	$28,423,736

4.65% (1)	10/07/41	24,250,000	24,795,625

5.38% (1)	04/24/32	24,329,000	27,292,272

Total Guatemala

(Cost: $100,108,658)			101,499,052

Hungary — 1.4%

Hungary Government International Bond

2.13% (1)	09/22/31	34,286,000	33,595,994

3.13% (1)	09/21/51	70,358,000	68,730,092

Total Hungary

(Cost: $101,839,917)			102,326,086

India — 1.9%

Adani Green Energy, Ltd.

4.38% (1)	09/08/24	14,440,000	14,629,164

Cliffton, Ltd.

6.25% (1)	10/25/25	29,025,000	29,034,085

India Green Power Holdings

4.00% (1)	02/22/27	24,420,000	24,572,625

JSW Steel, Ltd.

3.95% (1)	04/05/27	16,936,000	17,096,892

5.05% (1)	04/05/32	10,351,000	10,455,545

Network i2i, Ltd.

5.65% (U.S. 5-year Treasury Constant Maturity Rate + 4.274%) (2)(3)(4)	01/15/25	23,435,000	24,855,161

ReNew Wind Energy AP2 / ReNew Power Pvt, Ltd. other 9 Subsidiaries

4.50% (1)	07/14/28	14,632,000	14,883,462

Total India

(Cost: $132,989,546)			135,526,934

Indonesia — 3.7%

Freeport-McMoRan, Inc.

4.63%	08/01/30	19,010,000	20,578,325

Indonesia Asahan Aluminium Persero PT

4.75% (1)	05/15/25	36,140,000	38,859,535

5.45% (1)	05/15/30	35,250,000	40,383,458

6.53% (1)	11/15/28	37,763,000	45,561,437

Perusahaan Penerbit SBSN Indonesia III

2.55% (2)	06/09/31	42,525,000	42,746,130

3.55% (1)	06/09/51	42,825,000	43,043,407

3.80% (1)	06/23/50	35,499,000	36,705,966

Total Indonesia

(Cost: $263,151,306)			267,878,258

See accompanying Notes to Financial Statements.

17

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value

Iraq — 1.3% (Cost: $92,142,447)

Iraq International Bond

5.80% (2)	01/15/28		$95,845,750	$93,815,258

Israel — 1.6%

Energean Israel Finance, Ltd.

5.88% (1)	03/30/31		67,957,700	69,028,034

Leviathan Bond, Ltd.

6.50% (1)	06/30/27		14,799,000	16,204,905

6.75% (1)	06/30/30		27,384,240	30,174,009

Total Israel

(Cost: $113,701,083)				115,406,948

Ivory Coast — 1.0%

Ivory Coast Government International Bond

4.88% (1)	01/30/32	EUR	52,501,000	59,559,841

6.88% (1)	10/17/40	EUR	12,197,000	14,831,199

Total Ivory Coast

(Cost: $77,324,914)				74,391,040

Kazakhstan — 1.9%

KazMunayGas National Co. JSC

3.50% (1)	04/14/33		$66,045,000	68,647,173

5.75% (2)	04/19/47		56,395,000	68,198,473

Total Kazakhstan

(Cost: $134,089,237)				136,845,646

Lebanon — 0.3% (Cost: $38,908,367)

Lebanon Government International Bond

8.25% (5)	05/17/34		139,956,000	21,693,180

Mexico — 7.0%

Banco Mercantil del Norte S.A.

6.88% (U.S. 5-year Treasury Constant Maturity Rate + 5.035%) (1)(3)(4)	07/06/22		14,020,000	14,216,280

7.50% (U.S. 10-year Treasury Constant Maturity Rate + 5.470%) (1)(3)(4)	06/27/29		20,074,000	22,082,303

Braskem Idesa SAPI

6.99% (1)	02/20/32		31,170,000	31,949,250

Cemex SAB de CV

5.13% (U.S. 5-year Treasury Constant Maturity Rate + 4.534%) (1)(3)(4)	06/08/26		48,275,000	49,941,646

Electricidad Firme de Mexico Holdings SA de CV

4.90% (1)	11/20/26		24,805,000	24,259,290

Mexico Government International Bond

4.28%	08/14/41		44,306,000	46,295,339

Nemak SAB de CV

3.63% (1)	06/28/31		29,835,000	27,988,214

Issues	Maturity Date	Principal Amount	Value

Mexico (Continued)

Petroleos Mexicanos

5.95%	01/28/31	$119,215,000	$117,307,560

6.63%	06/15/35	145,536,000	140,951,616

6.75%	09/21/47	36,155,000	31,997,175

Total Mexico

(Cost: $494,879,349)			506,988,673

Morocco — 0.9% (Cost: $64,533,690)

OCP S.A.

5.13% (1)	06/23/51	64,259,000	62,796,144

Nigeria — 3.5%

Nigeria Government International Bond

6.13% (1)	09/28/28	31,001,000	30,829,564

7.38% (1)	09/28/33	15,812,000	15,693,410

7.63% (2)	11/28/47	71,444,000	66,948,744

7.70% (1)	02/23/38	95,695,000	92,624,530

7.88% (2)	02/16/32	24,663,000	25,203,120

8.25% (1)	09/28/51	21,550,000	21,256,273

Total Nigeria

(Cost: $257,005,539)			252,555,641

Oman — 3.1%

Oman Government International Bond

5.63% (2)	01/17/28	24,429,000	25,833,668

6.00% (2)	08/01/29	42,315,000	45,464,040

6.25% (1)	01/25/31	55,904,000	60,650,250

6.50% (2)	03/08/47	33,225,000	32,906,638

OQ SAOC

5.13% (2)	05/06/28	62,142,000	63,773,227

Total Oman

(Cost: $216,492,309)			228,627,823

Pakistan — 1.9%

Pakistan Government International Bond

6.00% (1)	04/08/26	24,775,000	24,960,812

6.88% (2)	12/05/27	22,588,000	23,155,241

7.38% (1)	04/08/31	45,485,000	46,284,945

8.88% (1)	04/08/51	43,220,000	43,522,540

Total Pakistan

(Cost: $139,254,343)			137,923,538

Panama — 3.3%

C&W Senior Financing DAC

6.88% (1)	09/15/27	24,809,000	26,173,495

Panama Government International Bond

2.25%	09/29/32	112,055,000	105,734,118

3.16%	01/23/30	71,264,000	73,709,780

3.87%	07/23/60	37,665,000	37,620,555

Total Panama

(Cost: $246,863,211)			243,237,948

See accompanying Notes to Financial Statements.

18

TCW Emerging Markets Income Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

Paraguay — 1.2%

Banco Continental SAECA

2.75% (1)	12/10/25	$11,900,000	$11,748,275

Paraguay Government International Bond

5.40% (1)	03/30/50	10,215,000	11,568,488

5.60% (2)	03/13/48	39,657,000	45,308,122

Republic Of Paraguay Sr Unsecured

2.74% (2)	01/29/33	16,080,000	15,497,100

Total Paraguay

(Cost: $79,427,967)			84,121,985

Peru — 3.1%

Cia de Minas Buenaventura SAA

5.50% (1)	07/23/26	35,358,000	35,060,993

Nexa Resources S.A.

5.38% (2)	05/04/27	12,938,000	13,763,056

6.50% (2)	01/18/28	11,686,000	13,008,855

Peruvian Government International Bond

2.78%	01/23/31	40,785,000	40,638,174

3.00%	01/15/34	39,150,000	38,817,225

3.30%	03/11/41	46,535,000	45,852,332

3.55%	03/10/51	40,100,000	40,438,243

Total Peru

(Cost: $228,558,840)			227,578,878

Philippines — 1.2%

Philippine Government International Bond

1.95%	01/06/32	45,765,000	44,433,239

3.20%	07/06/46	40,105,000	40,488,203

Total Philippines

(Cost: $84,672,623)			84,921,442

Qatar — 3.7%

Qatar Government International Bond

3.75% (1)	04/16/30	46,369,000	51,835,905

Qatar Petroleum

2.25% (1)	07/12/31	107,350,000	106,008,125

3.13% (1)	07/12/41	45,715,000	46,336,724

3.30% (1)	07/12/51	60,585,000	61,911,812

Total Qatar

(Cost: $266,124,747)			266,092,566

Romania — 1.0% (Cost: $73,102,717)

Romanian Government International Bond

3.00% (1)	02/14/31	72,714,000	73,284,260

Saudi Arabia — 3.9%

Saudi Government International Bond

2.25% (1)	02/02/33	170,448,000	164,771,911

2.75% (2)	02/03/32	37,475,000	38,294,766

Issues	Maturity Date	Principal Amount		Value

Saudi Arabia (Continued)

3.75% (2)	01/21/55		$76,907,000	$80,752,350

Total Saudi Arabia

(Cost: $284,251,362)				283,819,027

Senegal — 0.5% (Cost: $36,652,862)

Senegal Government International Bond

5.38% (1)	06/08/37	EUR	30,005,000	33,464,549

South Africa — 3.1%

Eskom Holdings SOC, Ltd.

6.35% (2)	08/10/28		$11,450,000	12,360,633

7.13% (2)	02/11/25		21,410,000	22,328,489

8.45% (2)	08/10/28		24,828,000	27,281,751

Sasol Financing USA LLC

5.50%	03/18/31		36,750,000	37,848,825

South Africa Government Bond

5.75%	09/30/49		62,150,000	59,359,465

8.88%	02/28/35	ZAR	1,197,000,000	69,504,750

Total South Africa

(Cost: $238,320,345)				228,683,913

Sri Lanka — 0.4%

Sri Lanka Government Bond

6.75% (2)	04/18/28		$36,568,000	23,074,042

Sri Lanka Government International Bond

6.20% (2)	05/11/27		14,675,000	9,299,548

Total Sri Lanka

(Cost: $36,927,349)				32,373,590

Thailand — 0.6%

Bangkok Bank PCL

5.00% (U.S. 5-year Treasury Constant Maturity Rate + 4.729%) (1)(3)(4)	09/23/25		21,255,000	22,009,553

Krung Thai Bank PCL

4.40% (U.S. 5-year Treasury Constant Maturity Rate + 3.530%) (2)(3)(4)	03/25/26		20,757,000	20,734,167

Total Thailand

(Cost: $42,217,603)				42,743,720

Turkey — 2.6%

Akbank TAS

6.80% (USD 5-year Swap rate + 6.015%) (1)(3)	06/22/31		22,537,000	21,952,447

Turkey Government International Bond

4.75%	01/26/26		55,170,000	52,991,337

See accompanying Notes to Financial Statements.

19

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Turkey (Continued)

4.88%	10/09/26	$75,960,000	$72,291,132

5.88%	06/26/31	24,215,000	22,524,793

6.13%	10/24/28	21,456,000	21,088,512

Total Turkey

(Cost: $194,272,147)			190,848,221

Ukraine — 4.1%

Metinvest B.V.

7.75% (2)	10/17/29	14,650,000	15,991,940

Ukraine Government International Bond

0.00% (2)(6)	05/31/40	86,205,000	91,329,241

7.25% (2)	03/15/33	67,378,000	68,786,874

7.38% (2)	09/25/32	40,525,000	41,773,170

7.75% (2)	09/01/27	71,181,000	76,797,181

Total Ukraine

(Cost: $275,286,510)			294,678,406

United Arab Emirates — 3.1%

Abu Dhabi Government International Bond

1.63% (2)	06/02/28	56,050,000	55,337,100

DP World Salaam

6.00% (U.S. 5-year Treasury Constant Maturity Rate + 5.750%) (2)(3)(4)	10/01/25	30,724,000	33,646,928

Galaxy Pipeline Assets Bidco, Ltd.

2.63% (1)	03/31/36	82,565,000	80,699,031

2.94% (1)	09/30/40	31,115,000	30,656,789

UAE International Government Bond

2.88% (1)	10/19/41	28,750,000	28,408,594

Total United Arab Emirates

(Cost: $228,247,616)			228,748,442

Uruguay — 1.2%

Uruguay Government International Bond

4.38%	01/23/31	36,488,034	42,232,345

4.98%	04/20/55	35,449,527	45,584,547

Total Uruguay

(Cost: $77,795,008)			87,816,892

Issues	Maturity Date	Principal Amount	Value

Venezuela — 0.2%

Venezuela Government International Bond

8.25% (2)(5)(7)	10/13/24	$60,057,200	$6,306,006

9.25% (5)(7)	09/15/27	60,955,000	6,400,275

9.25% (2)(5)(7)	05/07/28	49,048,000	5,211,350

Total Venezuela

(Cost: $55,533,009)			17,917,631

Vietnam — 0.3% (Cost: $18,446,275)

Mong Duong Finance Holdings B.V.

5.13% (1)	05/07/29	18,720,000	18,673,060

Zambia — 0.5%

Zambia Government International Bond

5.38% (2)	09/20/22	33,775,000	25,520,390

8.97% (2)	07/30/27	17,400,000	13,765,140

Total Zambia

(Cost: $37,992,288)			39,285,530

Total Fixed Income Securities

(Cost: $7,171,422,522)			7,036,599,785

MONEY MARKET INVESTMENTS (3.3% )

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (8)		241,246,515	241,246,515

Total Money Market Investments

(Cost: $241,246,515)			241,246,515

Total Investments (100.2%)

(Cost: $7,412,669,037)			7,277,846,300

Liabilities in Excess of Other Assets (-0.2%)			(14,367,379)

Total Net Assets (100.0%)			$7,263,478,921

See accompanying Notes to Financial Statements.

20

TCW Emerging Markets Income Fund

October 31, 2021

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (9)
BNP Paribas S.A.	ZAR	331,839,935	01/21/22	$21,871,000	$21,609,677	$(261,323)
Goldman Sachs & Co.	ZAR	191,125,950	01/21/22	12,435,000	12,446,272	11,272

				$34,306,000	$34,055,949	$(250,051)

SELL (10)
Citibank N.A.	ZAR	1,075,998,100	01/21/22	$73,000,000	$70,069,842	$2,930,158

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Market Value	Net Unrealized Appreciation (Depreciation)
Short Futures
497	U.S. Ultra Long Bond Futures	12/21/21	$(80,707,062)	$(79,939,344)	$767,718

Credit Default Swaps — Buy Protection
Notional Amount (11)	Expiration Date	Counterparty	Reference Entity	Fixed Deal Pay Rate	Payment Frequency	Unrealized Appreciation (Depreciation)	Premium Paid (Received)	Value (12)
OTC Swaps
$85,900,000	12/20/26	Morgan Stanley & Co.	Chile Government International Bond 3.24 02/06/2028	1.0%	Quarterly	$597,414	$(1,052,770)	$(455,356)
61,385,000	12/20/26	Barclays Capital Inc.	Federal Republic of Brazil 4.25 01/07/2025	1.0%	Quarterly	1,383,649	2,868,281	4,251,930
43,375,000	12/20/26	Goldman Sachs International	United Mexican States 4.15 03/28/2027	1.0%	Quarterly	152,772	(68,165)	84,607
115,375,000	12/20/26	Barclays Capital Inc.	United Mexican States 4.15 03/28/2027	1.0%	Quarterly	473,775	(248,724)	225,051

						$2,607,610	$ 1,498,622	$ 4,106,232

See accompanying Notes to Financial Statements.

21

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

EUR	Euro Currency.
USD	U.S. Dollar.
ZAR	South African Rand.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2021, the value of these securities amounted to $3,406,088,554 or 46.9% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2021, the value of these securities amounted to $1,878,338,330 or 25.9% of net assets.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2021.
(4)	Perpetual maturity.
(5)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(6)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(7)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(8)	Rate disclosed is the 7-day net yield as of October 31, 2021.
(9)	Fund sells foreign currency, buys U.S. Dollar.
(10)	Fund buys foreign currency, sells U.S. Dollar.
(11)	The value of a credit default swap agreement serves as an indicator of the current status of the payments/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.
(12)	The maximum potential amount the Fund could be required to make as seller of credit protection or receive as buyer of protection if a credit event occurred as defined under the terms of that particular swap agreement.

See accompanying Notes to Financial Statements.

22

TCW Emerging Markets Income Fund

Investments by Sector	October 31, 2021

Sector	Percentage of Net Assets
Auto Parts & Equipment	0.4%
Banks	2.3
Building Materials	0.7
Chemicals	1.8
Commercial Services	0.5
Electric	3.4
Engineering & Construction	0.4
Foreign Government Bonds	66.4
Iron & Steel	1.1
Media	0.2
Mining	2.8
Oil & Gas	13.2
Pipelines	2.0
Real Estate	0.1
Telecommunications	0.7
Transportation	0.9
Money Market Investments	3.3

Total	100.2%

See accompanying Notes to Financial Statements.

23

TCW Emerging Markets Income Fund

Fair Valuation Summary	October 31, 2021

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Auto Parts & Equipment	$—	$27,988,214	$—	$27,988,214
Banks	—	163,756,820	—	163,756,820
Building Materials	—	49,941,646	—	49,941,646
Chemicals	—	132,594,219	—	132,594,219
Commercial Services	—	33,646,928	—	33,646,928
Electric	—	246,852,452	—	246,852,452
Engineering & Construction	—	29,034,085	—	29,034,085
Foreign Government Bonds	—	4,802,002,374	17,917,631	4,819,920,005
Iron & Steel	—	77,435,800	—	77,435,800
Media	—	16,651,826	—	16,651,826
Mining	—	207,215,659	—	207,215,659
Oil & Gas	—	955,547,264	—	955,547,264
Pipelines	—	147,809,152	—	147,809,152
Real Estate	—	8,726,656	—	8,726,656
Telecommunications	—	51,028,656	—	51,028,656
Transportation	—	68,450,403	—	68,450,403

Total Fixed Income Securities	—	7,018,682,154	17,917,631	7,036,599,785
Money Market Investments	241,246,515	—	—	241,246,515

Total Investments	$241,246,515	$7,018,682,154	$17,917,631	$7,277,846,300

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	2,941,430	—	2,941,430
Futures Contracts
Interest Rate Risk	767,718	—	—	767,718
Swap Agreements
Credit Risk	—	4,561,588	—	4,561,588

Total	$242,014,233	$7,026,185,172	$17,917,631	$7,286,117,036

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(261,323)	$—	$(261,323)
Swap Agreements
Credit Risk	—	(455,356)	—	(455,356)

Total	$—	$(716,679)	$—	$(716,679)

See accompanying Notes to Financial Statements.

24

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments	October 31, 2021

Issues	Maturity Date	Principal Amount		Value

FIXED INCOME SECURITIES — 95.9% of Net Assets

Brazil — 8.8%

Brazil Letras do Tesouro Nacional Bills

0.00% (1)	01/01/23	BRL	31,865,000	$4,956,627

Brazil Notas do Tesouro Nacional, Series F

10.00%	01/01/23	BRL	70,954,000	12,316,555

10.00%	01/01/25	BRL	22,913,000	3,848,427

Total Brazil

(Cost: $23,758,621)				21,121,609

Chile — 1.4%

Bonos de la Tesoreria de la Republica

1.50%	03/01/26	CLP	895,536,220	1,077,981

2.00%	03/01/35	CLP	106,250,060	118,852

Bonos de la Tesoreria de la Republica en pesos

2.50%	03/01/25	CLP	245,000,000	274,600

4.70% (2)(3)	09/01/30	CLP	345,000,000	387,528

5.00%	03/01/35	CLP	295,000,000	322,731

5.00% (2)(3)	10/01/28	CLP	1,090,000,000	1,268,321

Total Chile

(Cost: $4,203,361)				3,450,013

China — 9.5%

Agricultural Development Bank of China

2.25%	04/22/25	CNY	34,500,000	5,254,185

China Development Bank

3.23%	01/10/25	CNY	33,990,000	5,360,382

4.88%	02/09/28	CNY	7,450,000	1,269,480

China Government Bond

2.85%	06/04/27	CNY	17,400,000	2,711,170

3.27%	11/19/30	CNY	41,490,000	6,622,567

3.28%	12/03/27	CNY	9,600,000	1,533,726

Total China

(Cost: $22,007,875)				22,751,510

Colombia — 4.4%

Colombian TES (Treasury) Bond, Series B

6.00%	04/28/28	COP	4,024,400,000	972,964

6.25%	11/26/25	COP	8,089,300,000	2,085,531

7.00%	06/30/32	COP	9,611,900,000	2,338,985

7.50%	08/26/26	COP	14,720,600,000	3,928,995

Empresas Publicas de Medellin ESP

8.38% (3)	11/08/27	COP	5,000,000,000	1,253,297

Total Colombia

(Cost: $11,686,342)				10,579,772

Czech Republic — 3.8%

Czech Republic Government Bond

0.95% (2)	05/15/30	CZK	20,380,000	797,841

1.00% (2)	06/26/26	CZK	92,530,000	3,848,056

2.00%	10/13/33	CZK	59,280,000	2,496,057

Issues	Maturity Date	Principal Amount		Value

Czech Republic (Continued)

2.40% (2)	09/17/25	CZK	25,000,000	$1,110,511

2.50% (2)	08/25/28	CZK	19,370,000	860,555

Total Czech Republic

(Cost: $9,962,458)				9,113,020

Egypt — 2.4%

Egypt Government Bond

14.06%	01/12/26	EGP	46,024,000	2,884,849

14.48%	04/06/26	EGP	43,200,000	2,744,113

Total Egypt

(Cost: $5,686,550)				5,628,962

Hungary — 3.8%

Hungary Government Bond

1.00%	11/26/25	HUF	623,520,000	1,860,938

1.50%	08/23/23	HUF	535,590,000	1,716,910

2.75%	12/22/26	HUF	365,000,000	1,141,186

3.00%	10/27/27	HUF	520,940,000	1,631,067

3.00%	10/27/38	HUF	108,420,000	297,439

3.25%	10/22/31	HUF	435,450,000	1,337,856

6.00%	11/24/23	HUF	281,930,000	980,382

Total Hungary

(Cost: $9,918,979)				8,965,778

Indonesia — 10.1%

Indonesia Treasury Bond

6.13%	05/15/28	IDR	21,800,000,000	1,575,662

6.50%	06/15/25	IDR	24,183,000,000	1,799,963

6.50%	02/15/31	IDR	33,630,000,000	2,427,152

6.63%	05/15/33	IDR	3,330,000,000	236,808

7.00%	09/15/30	IDR	16,343,000,000	1,215,848

7.50%	08/15/32	IDR	48,226,000,000	3,655,883

7.50%	06/15/35	IDR	37,870,000,000	2,832,064

7.50%	05/15/38	IDR	2,100,000,000	155,267

8.38%	03/15/24	IDR	26,383,000,000	2,035,406

8.38%	09/15/26	IDR	35,554,000,000	2,844,571

8.38%	03/15/34	IDR	21,033,000,000	1,679,819

9.00%	03/15/29	IDR	45,392,000,000	3,751,829

Total Indonesia

(Cost: $22,199,310)				24,210,272

Kazakhstan — 0.5% (Cost: $1,057,798)

Development Bank of Kazakhstan

10.95% (3)	05/06/26	KZT	455,000,000	1,071,269

Malaysia — 5.9%

Malaysia Government Bond

3.48%	03/15/23	MYR	2,840,000	697,107

3.76%	05/22/40	MYR	3,750,000	853,091

3.89%	08/15/29	MYR	6,750,000	1,658,567

3.90%	11/16/27	MYR	18,090,000	4,488,591

See accompanying Notes to Financial Statements.

25

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value

Malaysia (Continued)

3.90%	11/30/26	MYR	4,400,000	$1,097,135

3.96%	09/15/25	MYR	10,750,000	2,686,770

4.18%	07/15/24	MYR	5,630,000	1,410,831

Malaysia Government Investment Issue

3.47%	10/15/30	MYR	5,670,000	1,343,493

Total Malaysia

(Cost: $14,402,082)				14,235,585

Mexico — 10.1%

Mexico Government Bond (BONOS)

5.75%	03/05/26	MXN	53,599,600	2,463,812

6.50%	06/09/22	MXN	23,090,200	1,127,682

7.50%	06/03/27	MXN	85,416,800	4,174,168

7.75%	05/29/31	MXN	68,676,400	3,390,193

8.50%	05/31/29	MXN	75,630,000	3,897,285

8.50%	11/18/38	MXN	53,299,900	2,739,686

10.00%	12/05/24	MXN	101,676,000	5,354,657

10.00%	11/20/36	MXN	16,200,000	948,673

Total Mexico

(Cost: $25,891,100)				24,096,156

Peru — 2.0%

Peruvian Government International Bond

5.94%	02/12/29	PEN	1,570,000	406,989

6.15%	08/12/32	PEN	6,631,000	1,687,636

6.35% (2)	08/12/28	PEN	5,280,000	1,406,269

6.95% (2)	08/12/31	PEN	5,036,000	1,368,573

Total Peru

(Cost: $5,912,368)				4,869,467

Poland — 5.4%

Republic of Poland Government Bond

1.25%	10/25/30	PLN	16,840,000	3,737,473

2.50%	04/25/24	PLN	9,332,000	2,366,327

2.50%	07/25/26	PLN	9,060,000	2,293,334

2.50%	07/25/27	PLN	7,350,000	1,852,690

2.75%	10/25/29	PLN	6,130,000	1,550,394

4.00%	10/25/23	PLN	4,500,000	1,172,902

Total Poland

(Cost: $14,123,447)				12,973,120

Romania — 3.4%

Romania Government Bond

3.25%	06/24/26	RON	4,800,000	1,065,584

3.25%	04/29/24	RON	13,820,000	3,177,909

3.65%	07/28/25	RON	1,045,000	238,906

4.25%	06/28/23	RON	2,255,000	531,261

4.75%	02/24/25	RON	3,110,000	737,292

5.00%	02/12/29	RON	4,070,000	965,903

Issues	Maturity Date	Principal Amount		Value

Romania (Continued)

5.85%	04/26/23	RON	6,340,000	$1,527,007

Total Romania

(Cost: $8,505,483)				8,243,862

Russia — 7.3%

Russian Federal Bond — OFZ

4.50%	07/16/25	RUB	375,200,000	4,666,124

6.00%	10/06/27	RUB	231,600,000	2,937,378

7.40%	12/07/22	RUB	241,400,000	3,373,621

7.65%	04/10/30	RUB	185,146,000	2,547,800

7.70%	03/23/33	RUB	209,400,000	2,888,938

7.70%	03/16/39	RUB	77,300,000	1,061,331

Total Russia

(Cost: $17,789,502)				17,475,192

Serbia — 0.3% (Cost: $733,028)

Serbia Treasury Bond

4.50%	08/20/32	RSD	69,840,000	714,903

South Africa — 9.9%

South Africa Government Bond

6.25%	03/31/36	ZAR	74,577,526	3,373,821

7.00%	02/28/31	ZAR	43,100,000	2,334,205

8.00%	01/31/30	ZAR	146,300,000	8,743,350

8.25%	03/31/32	ZAR	91,635,000	5,290,132

8.50%	01/31/37	ZAR	73,436,941	4,021,416

Total South Africa

(Cost: $23,133,372)				23,762,924

Thailand — 5.9%

Thailand Government Bond

0.75%	06/17/24	THB	15,100,000	454,319

1.59%	12/17/35	THB	34,500,000	933,378

1.60%	12/17/29	THB	78,500,000	2,347,763

2.00%	12/17/31	THB	103,673,000	3,128,384

2.13%	12/17/26	THB	17,700,000	557,503

2.88%	12/17/28	THB	119,372,000	3,923,906

3.30%	06/17/38	THB	80,656,000	2,651,637

Total Thailand

(Cost: $14,812,747)				13,996,890

Ukraine — 0.5% (Cost: $1,257,444)

Ukraine Government International Bond

15.84% (2)	02/26/25	UAH	30,894,000	1,284,899

Uruguay — 0.5% (Cost: $1,279,190)

Uruguay Government International Bond

3.88%	07/02/40	UYU	49,717,140	1,279,346

Total Fixed Income Securities

(Cost: $238,321,057)				229,824,549

See accompanying Notes to Financial Statements.

26

TCW Emerging Markets Local Currency Income Fund

October 31, 2021

Issues	Shares	Value

MONEY MARKET INVESTMENTS — 0.7%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (4)	1,742,697	$1,742,697

Total Money Market Investments

(Cost: $1,742,697)		1,742,697

Issues	Maturity Date	Principal Amount		Value

SHORT-TERM INVESTMENTS — 0.8%

FOREIGN GOVERNMENT BONDS — (0.8% )

Egypt — 0.8% (Cost: $1,886,746)

Egypt Treasury Bills

0.00% (1)	12/07/21	EGP	30,000,000	$1,886,124

Total Short-Term Investments

(Cost: $1,886,746)				1,886,124

Total Investments (97.4%)

(Cost: $241,950,500)				233,453,370

Excess of Other Assets Over Liabilities (2.6%)				6,111,955

Total Net Assets (100.0%)				$239,565,325

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (5)
Bank of America, N.A.	CLP	510,012,000	01/31/22	$627,090	$621,901	$(5,189)
Bank of America, N.A.	PLN	41,391,935	12/01/21	10,786,158	10,376,322	(409,836)
Bank of America, N.A.	RUB	88,045,755	01/13/22	1,211,000	1,222,790	11,790
Barclays Capital	CZK	13,952,250	11/04/21	650,000	628,936	(21,064)
Barclays Capital	EUR	2,093,564	01/04/22	2,424,061	2,426,937	2,876
Barclays Capital	MYR	29,669,735	11/19/21	6,958,072	7,159,248	201,176
Barclays Capital	RUB	87,470,900	01/13/22	1,210,000	1,214,807	4,807
Barclays Capital	THB	384,833,788	12/01/21	11,774,000	11,594,285	(179,715)
Barclays Capital	TRY	31,348,800	03/29/22	3,110,000	3,024,269	(85,731)
BNP Paribas S.A.	BRL	3,485,684	01/03/22	604,000	610,351	6,351
BNP Paribas S.A.	HUF	376,286,650	11/04/21	1,257,794	1,209,951	(47,843)
BNP Paribas S.A.	IDR	16,307,031,000	11/01/21	1,113,175	1,151,017	37,842
BNP Paribas S.A.	ZAR	11,012,229	01/03/22	727,480	718,868	(8,612)
Citibank N.A.	IDR	12,576,499,000	11/01/21	885,731	887,700	1,969
Citibank N.A.	RUB	180,372,825	01/13/22	2,430,000	2,505,041	75,041
JPMorgan Chase Bank	BRL	3,109,453	01/03/22	557,000	544,472	(12,528)
JPMorgan Chase Bank	HUF	755,837,658	11/04/21	2,514,430	2,430,399	(84,031)
JPMorgan Chase Bank	IDR	38,079,900,000	11/01/21	2,610,000	2,687,835	77,835
JPMorgan Chase Bank	TRY	12,855,229	03/29/22	1,320,720	1,240,165	(80,555)
Morgan Stanley & Co.	CLP	401,103,000	01/31/22	492,634	489,098	(3,536)
Morgan Stanley & Co.	CNH	10,414,836	12/20/21	1,597,000	1,620,546	23,546
Morgan Stanley & Co.	IDR	17,102,140,000	11/01/21	1,204,461	1,207,139	2,678
Morgan Stanley & Co.	PLN	10,588,320	12/01/21	2,736,000	2,654,329	(81,671)

				$58,800,806	$58,226,406	$(574,400)

SELL (6)
Bank of America, N.A.	HUF	373,895,050	11/04/21	$1,199,381	$1,202,261	$(2,880)
Bank of America, N.A.	RUB	125,541,930	01/13/22	1,714,000	1,743,542	(29,542)
Bank of America, N.A.	THB	72,536,041	12/01/21	2,171,608	2,185,369	(13,761)
Bank of America, N.A.	TRY	13,648,028	03/29/22	1,357,000	1,316,647	40,353
Bank of America, N.A.	ZAR	37,385,793	01/03/22	2,430,000	2,440,509	(10,509)
Barclays Capital	EUR	2,093,564	01/04/22	2,430,000	2,426,936	3,064

See accompanying Notes to Financial Statements.

27

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

Forward Currency Contracts (Continued)

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELL (Continued)
Barclays Capital	MYR	4,328,575	11/19/21	$1,030,000	$1,044,477	$(14,477)
BNP Paribas S.A.	HUF	758,229,258	11/04/21	2,434,123	2,438,089	(3,966)
BNP Paribas S.A.	IDR	16,307,031,000	11/01/21	1,148,463	1,151,016	(2,553)
BNP Paribas S.A.	PLN	17,430,434	12/01/21	4,475,311	4,369,542	105,769
Citibank N.A.	IDR	12,576,499,000	11/01/21	863,000	887,701	(24,701)
Goldman Sachs & Co.	THB	19,877,703	12/01/21	595,230	598,876	(3,646)
JPMorgan Chase Bank	IDR	38,079,900,000	11/01/21	2,681,872	2,687,835	(5,963)
JPMorgan Chase Bank	THB	61,583,815	12/01/21	1,851,915	1,855,399	(3,484)
Morgan Stanley & Co.	BRL	19,595,402	01/03/22	3,547,000	3,431,198	115,802
Morgan Stanley & Co.	IDR	17,102,140,000	11/01/21	1,210,000	1,207,139	2,861

				$31,138,903	$30,986,536	$152,367

Notes to the Schedule of Investments:

BRL	Brazilian Real.
CLP	Chilean Peso.
CNH	Chinese Yuan Renminbi.
CNY	Chinese Yuan.
COP	Colombian Peso.
CZK	Czech Koruna.
EGP	Egyptian Pound.
EUR	Euro Currency.
HUF	Hungarian Forint.
IDR	Indonesian Rupiah.
KZT	Kazakhstani Tenge.
MXN	Mexican Peso.
MYR	Malaysian Ringgit.
PEN	Peruvian Nuevo Sol.
PLN	Polish Zloty.
RON	Romanian New Leu.
RSD	Serbian Dinar.
RUB	Russian Ruble.
THB	Thai Baht.
TRY	Turkish New Lira.
UAH	Ukrainian Hryvnia.
UYU	Uruguayan Peso.
ZAR	South African Rand.
(1)	Security is not accruing interest.
(2)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2021, the value of these securities amounted to $12,341,359 or 5.2% of net assets.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2021, the value of these securities amounted to $3,989,221 or 1.7% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(4)	Rate disclosed is the 7-day net yield as of October 31, 2021.
(5)	Fund buys foreign currency, sells U.S. Dollar.
(6)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying Notes to Financial Statements.

28

TCW Emerging Markets Local Currency Income Fund

Investments by Sector	October 31, 2021

Sector	Percentage of Net Assets
Banks	5.4%
Electric	0.5
Foreign Government Bonds	90.0
Short-Term Investments	0.8
Money Market Investments	0.7

Total	97.4%

See accompanying Notes to Financial Statements.

29

TCW Emerging Markets Local Currency Income Fund

Fair Valuation Summary	October 31, 2021

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Banks	$—	$12,955,316	$—	$12,955,316
Electric	—	1,253,297	—	1,253,297
Foreign Government Bonds	—	215,615,936	—	215,615,936

Total Fixed Income Securities	—	229,824,549	—	229,824,549

Money Market Investments	1,742,697	—	—	1,742,697
Short-Term Investments	—	1,886,124	—	1,886,124

Total Investments	1,742,697	231,710,673	—	233,453,370

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	713,760	—	713,760

Total	$1,742,697	$232,424,433	$—	$234,167,130

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,135,793)	$—	$(1,135,793)

Total	$—	$(1,135,793)	$—	$(1,135,793)

See accompanying Notes to Financial Statements.

30

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments	October 31, 2021

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 34.4% of Net Assets

Angola — 0.9%

Angolan Government International Bond

8.25% (1)	05/09/28	$225,000	$227,086

9.13% (1)	11/26/49	200,000	196,000

9.38% (1)	05/08/48	350,000	349,475

Total Angola

(Cost: $721,613)			772,561

Argentina — 0.4%

Argentine Republic Government International Bond

0.50%	07/09/30	63,026	21,744

1.00%	07/09/29	181,555	66,358

1.13%	07/09/35	708,054	219,639

2.00%	01/09/38	92,754	34,124

2.50%	07/09/41	27,246	9,400

Total Argentina

(Cost: $519,227)			351,265

Bahrain — 1.3%

Bahrain Government International Bond

5.25% (1)	01/25/33	200,000	192,020

6.00% (2)	09/19/44	200,000	185,760

7.50% (2)	09/20/47	650,000	674,601

Total Bahrain

(Cost: $1,058,619)			1,052,381

Brazil — 0.9%

CSN Resources S.A.

4.63% (1)	06/10/31	200,000	194,980

Light Servicos de Eletricidade S.A. / Light Energia S.A.

4.38% (1)	06/18/26	200,000	195,620

MC Brazil Downstream Trading Sarl

7.25% (1)	06/30/31	200,000	195,250

MV24 Capital B.V.

6.75% (1)	06/01/34	186,754	193,720

Total Brazil

(Cost: $803,832)			779,570

Chile — 1.0%

AES Andes S.A.

7.13% (USD 5-year Swap rate + 4.644%) (1)(3)	03/26/79	200,000	209,606

Chile Government International Bond

2.55%	01/27/32	325,000	321,448

Empresa de los Ferrocarriles del Estado

3.83% (1)	09/14/61	265,000	256,291

Total Chile

(Cost: $798,789)			787,345

Issues	Maturity Date	Principal Amount	Value

Colombia — 1.8%

AI Candelaria Spain SLU

5.75% (1)	06/15/33	$250,000	$245,015

Banco GNB Sudameris S.A.

7.50% (U.S. 5-year Treasury Constant Maturity Rate + 6.660%) (1)(3)	04/16/31	150,000	152,598

Colombia Government International Bond

4.13%	02/22/42	350,000	317,796

5.20%	05/15/49	400,000	403,200

Ecopetrol S.A.

5.88%	11/02/51	200,000	198,807

Gran Tierra Energy, Inc.

7.75% (2)	05/23/27	200,000	185,960

Total Colombia

(Cost: $1,561,167)			1,503,376

Costa Rica — 0.5%

Costa Rica Government International Bond

7.00% (2)	04/04/44	200,000	199,880

Instituto Costarricense de Electricidad

6.75% (1)	10/07/31	200,000	202,250

Total Costa Rica

(Cost: $400,186)			402,130

Dominican Republic — 1.3%

Dominican Republic International Bond

4.50% (1)	01/30/30	200,000	203,580

4.88% (1)	09/23/32	895,000	912,611

Total Dominican Republic

(Cost: $1,112,623)			1,116,191

Ecuador — 0.7%

Ecuador Government International Bond

1.00% (1)	07/31/35	604,964	401,551

5.00% (2)	07/31/30	194,000	161,641

Total Ecuador

(Cost: $550,565)			563,192

Egypt — 1.2%

Egypt Government International Bond

7.05% (1)	01/15/32	600,000	564,442

8.50% (2)	01/31/47	475,000	440,247

Total Egypt

(Cost: $1,130,561)			1,004,689

El Salvador — 0.5%

El Salvador Government International Bond

5.88% (2)	01/30/25	50,000	39,884

6.38% (2)	01/18/27	135,000	104,625

7.63% (2)	02/01/41	150,000	110,145

See accompanying Notes to Financial Statements.

31

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

El Salvador (Continued)

8.25% (2)	04/10/32	$245,000	$192,038

Total El Salvador

(Cost: $562,297)			446,692

Gabon — 0.2% (Cost: $203,168)

Gabon Government International Bond

6.63% (2)	02/06/31	200,000	199,580

Ghana — 0.2% (Cost: $203,978)

Ghana Government International Bond

8.95% (1)	03/26/51	200,000	172,133

Guatemala — 0.4%

Banco Industrial S.A.

4.88% (U.S. 5-year Treasury Constant Maturity Rate + 4.442%) (1)(3)	01/29/31	150,000	150,663

Guatemala Government Bond

4.65% (1)	10/07/41	200,000	204,500

Total Guatemala

(Cost: $344,916)			355,163

Hungary — 0.5% (Cost: $393,258)

Hungary Government International Bond

2.13% (1)	09/22/31	400,000	391,950

India — 1.0%

Cliffton, Ltd.

6.25% (1)	10/25/25	250,000	250,078

JSW Steel, Ltd.

5.05% (1)	04/05/32	200,000	202,020

Network i2i, Ltd.

5.65% (U.S. 5-year Treasury Constant Maturity Rate + 4.274%) (2)(3)(4)	01/15/25	200,000	212,120

ReNew Wind Energy AP2 / ReNew Power Pvt, Ltd. other 9 Subsidiaries

4.50% (1)	07/14/28	200,000	203,437

Total India

(Cost: $835,791)			867,655

Indonesia — 1.4%

Freeport-McMoRan, Inc.

4.63%	08/01/30	50,000	54,125

Indonesia Asahan Aluminium Persero PT

4.75% (1)	05/15/25	225,000	241,931

6.53% (1)	11/15/28	250,000	301,628

Perusahaan Penerbit SBSN Indonesia III

2.55% (2)	06/09/31	400,000	402,080

3.55% (1)	06/09/51	200,000	201,020

Total Indonesia

(Cost: $1,201,708)			1,200,784

Issues	Maturity Date	Principal Amount		Value

Iraq — 0.5% (Cost: $390,006)

Iraq International Bond

5.80% (2)	01/15/28		$406,250	$397,644

Israel — 0.6%

Energean Israel Finance, Ltd.

5.88% (1)	03/30/31		359,300	364,959

Leviathan Bond, Ltd.

6.75% (1)	06/30/30		99,000	109,086

Total Israel

(Cost: $475,379)				474,045

Ivory Coast — 0.3%

Ivory Coast Government International Bond

4.88% (1)	01/30/32	EUR	120,000	136,134

6.88% (1)	10/17/40	EUR	100,000	121,597

Total Ivory Coast

(Cost: $277,842)				257,731

Kazakhstan — 0.5%

KazMunayGas National Co. JSC

3.50% (1)	04/14/33		$200,000	207,880

5.75% (2)	04/19/47		200,000	241,860

Total Kazakhstan

(Cost: $422,874)				449,740

Lebanon — 0.2% (Cost: $239,513)

Lebanon Government International Bond

8.25% (5)	05/17/34		870,000	134,850

Mexico — 2.5%

Banco Mercantil del Norte S.A.

6.88% (U.S. 5-year Treasury Constant Maturity Rate + 5.035%) (1)(3)(4)	07/06/22		200,000	202,800

Braskem Idesa SAPI

6.99% (1)	02/20/32		200,000	205,000

Cemex SAB de CV

5.13% (U.S. 5-year Treasury Constant Maturity Rate + 4.534%) (1)(3)(4)	07/11/31		200,000	206,905

Electricidad Firme de Mexico Holdings SA de CV

4.90% (1)	11/20/26		200,000	195,600

Mexico Government International Bond

4.28%	08/14/41		200,000	208,980

Petroleos Mexicanos

5.95%	01/28/31		555,000	546,120

6.63%	06/15/35		434,000	420,329

6.75%	09/21/47		130,000	115,050

Total Mexico

(Cost: $2,058,204)				2,100,784

See accompanying Notes to Financial Statements.

32

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2021

Issues	Maturity Date	Principal Amount	Value

Morocco — 0.2% (Cost: $199,500)

OCP S.A.

5.13% (1)	06/23/51	$200,000	$195,447

Nigeria — 1.3%

Nigeria Government International Bond

6.13% (1)	09/28/28	400,000	397,788

7.63% (2)	11/28/47	200,000	187,416

7.70% (1)	02/23/38	550,000	532,353

Total Nigeria

(Cost: $1,098,051)			1,117,557

Oman — 1.1%

Oman Government International Bond

6.00% (2)	08/01/29	250,000	268,605

6.50% (2)	03/08/47	200,000	198,083

OQ SAOC

5.13% (2)	05/06/28	400,000	410,500

Total Oman

(Cost: $846,908)			877,188

Pakistan — 0.5%

Pakistan Government International Bond

6.88% (2)	12/05/27	235,000	240,901

8.88% (1)	04/08/51	200,000	201,400

Total Pakistan

(Cost: $455,856)			442,301

Panama — 1.2%

Panama Government International Bond

2.25%	09/29/32	400,000	377,436

3.16%	01/23/30	400,000	413,728

3.87%	07/23/60	200,000	199,764

Total Panama

(Cost: $1,029,794)			990,928

Paraguay — 0.6% (Cost: $417,043)

Paraguay Government International Bond

5.60% (2)	03/13/48	400,000	457,000

Peru — 1.1%

Cia de Minas Buenaventura SAA

5.50% (1)	07/23/26	200,000	198,320

Nexa Resources S.A.

5.38% (2)	05/04/27	200,000	212,754

Peruvian Government International Bond

3.00%	01/15/34	300,000	297,450

3.30%	03/11/41	240,000	236,479

Total Peru

(Cost: $945,994)			945,003

Issues	Maturity Date	Principal Amount		Value

Philippines — 0.5%

Philippine Government International Bond

1.95%	01/06/32		$200,000	$194,180

3.20%	07/06/46		200,000	201,911

Total Philippines

(Cost: $402,418)				396,091

Qatar — 1.1%

Qatar Petroleum

2.25% (1)	07/12/31		400,000	395,000

3.13% (1)	07/12/41		325,000	329,420

3.30% (1)	07/12/51		200,000	204,380

Total Qatar

(Cost: $931,195)				928,800

Romania — 0.4% (Cost: $300,274)

Romanian Government International Bond

3.00% (1)	02/14/31		298,000	300,337

Saudi Arabia — 1.4%

Saudi Government International Bond

2.25% (1)	02/02/33		525,000	507,517

2.75% (2)	02/03/32		250,000	255,469

3.75% (2)	01/21/55		375,000	393,750

Total Saudi Arabia

(Cost: $1,153,819)				1,156,736

Senegal — 0.2% (Cost: $195,206)

Senegal Government International Bond

5.38% (1)	06/08/37	EUR	160,000	178,448

South Africa — 1.1%

Eskom Holdings SOC, Ltd.

8.45% (2)	08/10/28		$200,000	219,766

South Africa Government Bond

5.75%	09/30/49		400,000	382,040

8.88%	02/28/35	ZAR	5,350,000	310,652

Total South Africa

(Cost: $975,066)				912,458

Sri Lanka — 0.2% (Cost: $119,739)

Sri Lanka Government International Bond

6.20% (2)	05/11/27		$200,000	126,740

Thailand — 0.2% (Cost: $200,500)

Krung Thai Bank PCL

4.40% (U.S. 5-year Treasury Constant Maturity Rate + 3.530%) (2)(3)(4)	12/31/99		200,000	199,780

Turkey — 1.0%

Turkey Government International Bond

4.88%	10/09/26		200,000	190,340

See accompanying Notes to Financial Statements.

33

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Turkey (Continued)

5.88%	06/26/31	$360,000	$334,872

6.13%	10/24/28	325,000	319,434

Total Turkey

(Cost: $872,364)			844,646

Ukraine — 1.4%

Ukraine Government International Bond

1.26% (2)(6)	05/31/40	554,000	586,931

7.25% (2)	03/15/33	200,000	204,182

7.38% (2)	09/25/32	220,000	226,776

7.75% (2)	09/01/27	100,000	107,890

Total Ukraine

(Cost: $950,051)			1,125,779

United Arab Emirates — 1.2%

Abu Dhabi Government International Bond

1.63% (2)	06/02/28	200,000	197,456

Galaxy Pipeline Assets Bidco, Ltd.

2.63% (1)	03/31/36	400,000	390,960

2.94% (1)	09/30/40	200,000	197,055

UAE International Government Bond

2.88% (1)	10/19/41	200,000	197,625

Total United Arab Emirates

(Cost: $981,763)			983,096

Uruguay — 0.5%

Uruguay Government International Bond

4.38%	01/23/31	230,829	267,168

4.98%	04/20/55	105,830	136,087

Total Uruguay

(Cost: $367,082)			403,255

Venezuela — 0.2%

Venezuela Government International Bond

9.25% (5)(7)	09/15/27	550,000	57,750

9.25% (2)(5)(7)	05/07/28	787,000	83,619

Total Venezuela

(Cost: $413,469)			141,369

Zambia — 0.2% (Cost: $145,800)

Zambia Government International Bond

5.38% (2)	09/20/22	200,000	151,120

Total Fixed Income Securities

(Cost: $29,268,008)			28,655,530

		Shares

COMMON STOCK — 63.3%

Argentina — 2.2% (Cost: $808,221)

MercadoLibre, Inc. (8)		1,230	1,821,655

Brazil — 3.1%

Even Construtora e Incorporadora S.A.		300,000	331,027

Issues	Shares	Value

Brazil (Continued)
Iochpe — Maxion S.A. (8)	136,400	$406,030

JBS S.A.	73,900	511,938

Pet Center Comercio e Participacoes S.A. (8)	108,000	359,617

Petroleo Brasileiro S.A. (SP ADR)	46,500	456,630

Raia Drogasil S.A.	125,500	517,629

Total Brazil

(Cost: $2,763,985)		2,582,871

China — 19.4%

China Hongqiao Group, Ltd.	340,000	377,828

Contemporary Amperex Technology Co., Ltd.	28,184	2,823,249

COSCO SHIPPING Holdings Co., Ltd. — Class H (8)	335,500	519,755

Kunlun Energy Co., Ltd.	512,000	466,406

LONGi Green Energy Technology Co., Ltd.	19,680	300,060
Meituan — Class B (8)	51,000	1,735,783

NIO, Inc. (ADR) (8)	6,900	271,929

Orient Overseas International, Ltd.	25,500	468,927

SITC International Holdings Co., Ltd.	228,000	770,747

Tencent Holdings, Ltd.	65,412	3,979,740

Tongwei Co., Ltd.	67,500	602,695

WuXi AppTec Co., Ltd. — Class H	76,268	1,628,714

Wuxi Biologics Cayman, Inc. (8)	117,000	1,772,524

Yunnan Energy New Material Co., Ltd.	10,000	456,060

Total China

(Cost: $10,294,642)		16,174,417

Egypt — 0.7% (Cost: $539,646)

Commercial International Bank Egypt SAE (8)	186,666	607,673

France — 1.2% (Cost: $399,975)

Hermes International	600	953,779

Greece — 0.6% (Cost: $522,710)

OPAP S.A.	33,100	517,492

India — 5.7%

Apollo Hospitals Enterprise, Ltd.	15,200	871,761

Avenue Supermarts, Ltd. (8)	36,330	2,246,851

Hindustan Petroleum Corp., Ltd.	149,000	620,399

Reliance Industries, Ltd.	3,214	81,999

Reliance Industries, Ltd.	28,315	962,295

Total India

(Cost: $2,740,511)		4,783,305

Indonesia — 1.0% (Cost: $557,838)

PP Persero Tbk PT (8)	9,300,000	792,918

See accompanying Notes to Financial Statements.

34

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2021

Issues	Shares	Value

Malaysia — 1.3% (Cost: $1,026,052)

Greatech Technology BHD (8)	626,000	$1,088,605

Russia — 4.5%

Gazprom PJSC (SP ADR)	64,000	630,400

Magnitogorsk Iron & Steel Works PJSC	580,000	540,929

Sistema PJSFC	1,450,000	552,605

Yandex N.V. (8)	24,400	2,021,296

Total Russia

(Cost: $2,557,064)		3,745,230

Singapore — 2.0% (Cost: $810,762)

Sea, Ltd. (ADR) (8)	4,900	1,683,493

South Africa — 0.6% (Cost: $550,188)

Exxaro Resources, Ltd.	43,000	473,141

South Korea — 8.8%

Boditech Med, Inc.	26,660	368,146

E-Mart, Inc.	3,500	503,832

Halla Holdings Corp.	15,500	677,027

HDC Holdings Co., Ltd.	50,000	452,443

Hyundai Construction Equipment Co., Ltd. (8)	7,500	259,594

Kakao Corp. (8)	5,550	597,094

KT Corp. (SP ADR)	38,800	497,028

NAVER Corp.	3,600	1,251,657

PSK, Inc.	8,590	284,588

Samsung Biologics Co., Ltd. (8)	1,650	1,229,230

SK IE Technology Co., Ltd. (8)	2,500	355,772

TES Co., Ltd.	11,500	263,020

Vidente Co., Ltd. (8)	50,000	621,652

Total South Korea

(Cost: $6,754,314)		7,361,083

Taiwan — 10.3%

Alchip Technologies, Ltd.	21,600	802,336

ASPEED Technology, Inc.	8,200	822,576

Chailease Holding Co., Ltd.	95,718	916,744

eMemory Technology, Inc.	5,700	473,473

Kinsus Interconnect Technology Corp.	81,000	712,847

Phison Electronics Corp.	35,300	497,740

Issues	Shares	Value

Taiwan (Continued)

Silergy Corp.	4,200	$693,862

Taiwan Semiconductor Manufacturing Co., Ltd.	159,000	3,374,026

TSEC Corp. (8)	240,000	288,192

Total Taiwan

(Cost: $4,851,631)		8,581,796

Turkey — 0.6% (Cost: $547,794)

Turkiye Sise ve Cam Fabrikalari A.S.	509,000	458,437

United Kingdom — 0.9% (Cost: $376,878)

Genus PLC	10,300	782,322

Uruguay — 0.4% (Cost: $413,305)

Dlocal, Ltd. (8)	7,000	339,570

Total Common Stock

(Cost: $36,515,516)		52,747,787

PREFERRED STOCK — 0.8%

Brazil — 0.8%

Braskem S.A., 5.85%	41,800	403,837

Usinas Siderurgicas de Minas Gerais S.A., 5.42%	130,000	305,570

Total Brazil

(Cost: $1,070,061)		709,407

Total Preferred Stock

(Cost: $1,070,061)		709,407

MONEY MARKET INVESTMENTS — 1.7%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.03% (9)	1,431,131	1,431,131

Total Money Market Investments

(Cost: $1,431,131)		1,431,131

Total Investments (100.2%)

(Cost: $68,284,716)		83,543,855

Liabilities in Excess of Other Assets (-0.2%)		(188,013)

Total Net Assets (100.0%)		$83,355,842

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (10)
BNP Paribas S.A.	ZAR	1,304,844	01/21/22	$86,000	$84,973	$(1,027)
Goldman Sachs & Co.	ZAR	1,152,750	01/21/22	75,000	75,068	68

				$161,000	$160,041	$(959)

See accompanying Notes to Financial Statements.

35

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Forward Currency Contracts (Continued)

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELL (11)
Citibank N.A.	ZAR	4,790,403	01/21/22	$325,000	$311,955	$13,045

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Market Value	Net Unrealized Appreciation (Depreciation)
Short Futures
2	U.S. Ultra Long Bond Futures	12/21/21	$(324,777)	$(321,688)	$3,089

Credit Default Swaps — Buy Protection

Notional Amount (12)	Expiration Date	Counterparty & Reference Entity		Fixed Deal Pay Rate	Payment Frequency	Unrealized Appreciation/ (Depreciation)	Premium Paid (Received)	Value (13)
OTC Swaps
$375,000	12/20/26	Morgan Stanley & Co.	Chile Government International Bond 3.24 02/06/2028	1.0%	Quarterly	$2,500	$(4,488)	$(1,988)
200,000	12/20/26	Barclays Capital Inc.	Federal Republic of Brazil 4.25 01/07/2025	1.0%	Quarterly	4,727	9,126	13,853
450,000	12/20/26	Barclays Capital Inc.	United Mexican States 4.15 03/28/2027	1.0%	Quarterly	1,825	(947)	878
150,000	12/20/26	Goldman Sachs International	United Mexican States 4.15 03/28/2027	1.0%	Quarterly	523	(230)	293

						$9,575	$3,461	$13,036

See accompanying Notes to Financial Statements.

36

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2021

Notes to the Schedule of Investments:

ADR	American Depositary Receipt. ADRs are receipts typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation.
PJSC	Private Joint-Stock Company.
EUR	Euro Currency.
USD	U.S. Dollar.
ZAR	South African Rand.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2021, the value of these securities amounted to $13,187,466 or 15.8% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2021, the value of these securities amounted to $8,476,803 or 10.2% of net assets.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2021.
(4)	Perpetual maturity.
(5)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(6)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(7)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(8)	Non-income producing security.
(9)	Rate disclosed is the 7-day net yield as of October 31, 2021.
(10)	Fund buys foreign currency, sells U.S. Dollar.
(11)	Fund sells foreign currency, buys U.S. Dollar.
(12)	The maximum potential amount the Fund could be required to make as seller of credit protection or receive as buyer of protection if a credit event occurred as defined under the terms of that particular swap agreement.
(13)	The value of a credit default swap agreement serves as an indicator of the current status of the payments/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

See accompanying Notes to Financial Statements.

37

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Sector	October 31, 2021

Sector	Percentage of Net Assets
Agriculture	1.7%
Apparel	1.1
Auto Manufacturers	0.3
Auto Parts & Equipment	0.5
Banks	1.6
Biotechnology	1.5
Building Materials	0.2
Chemicals	2.5
Coal	0.6
Commercial Services	0.4
Computers	0.6
Distribution &Wholesale	0.8
Diversified Financial Services	1.1
Electric	1.5
Electrical Components & Equipment	3.4
Electronics	1.7
Energy-Alternate Sources	0.7
Engineering & Construction	1.3
Entertainment	0.6
Food	3.3
Foreign Government Bonds	22.8
Health Care-Products	0.4
Health Care-Services	5.1
Home Builders	0.4
Housewares	0.5
Internet	15.7
Iron & Steel	1.5
Machinery-Construction & Mining	0.3
Machinery-Diversified	1.3
Mining	1.7
Oil & Gas	8.6
Pipelines	1.0
Retail	1.7
Semiconductors	7.2
Telecommunications	2.3
Transportation	2.6
Money Market Investments	1.7

Total	100.2%

See accompanying Notes to Financial Statements.

38

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Country	October 31, 2021

Country	Percentage of Net Assets
Angola	0.9%
Argentina	2.6
Bahrain	1.3
Brazil	4.9
Chile	0.9
China	19.5
Colombia	1.8
Costa Rica	0.5
Dominican Republic	1.3
Ecuador	0.7
Egypt	1.9
El Salvador	0.5
France	1.1
Gabon	0.2
Ghana	0.2
Greece	0.6
Guatemala	0.4
Hungary	0.5
India	6.8
Indonesia	2.4
Iraq	0.5
Israel	0.6
Ivory Coast	0.3
Kazakhstan	0.5
Lebanon	0.2
Malaysia	1.3
Mexico	2.5
Morocco	0.2
Nigeria	1.3
Oman	1.1
Pakistan	0.5
Panama	1.2
Paraguay	0.5
Peru	1.1
Philippines	0.5
Qatar	1.1
Romania	0.4
Russia	4.5
Saudi Arabia	1.4
Senegal	0.2
Singapore	2.0
South Africa	1.7
South Korea	8.8
Sri Lanka	0.2
Taiwan	10.3
Thailand	0.2
Turkey	1.6

See accompanying Notes to Financial Statements.

39

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Country (Continued)	October 31, 2021

Country	Percentage of Net Assets
Ukraine	1.4
United Arab Emirates	1.2
United Kingdom	0.9
United States	1.7
Uruguay	0.9
Venezuela	0.2
Zambia	0.2

Total	100.2%

See accompanying Notes to Financial Statements.

40

TCW Emerging Markets Multi-Asset Opportunities Fund

Fair Valuation Summary	October 31, 2021

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Banks	$—	$705,841	$—	$705,841
Building Materials	—	206,905	—	206,905
Chemicals	—	400,447	—	400,447
Electric	—	1,226,279	—	1,226,279
Engineering & Construction	—	250,078	—	250,078
Foreign Government Bonds	—	18,899,091	141,369	19,040,460
Iron & Steel	—	397,000	—	397,000
Mining	—	1,008,758	—	1,008,758
Oil & Gas	—	3,924,601	—	3,924,601
Pipelines	—	833,030	—	833,030
Telecommunications	—	212,120	—	212,120
Transportation	—	450,011	—	450,011

Total Fixed Income Securities	—	28,514,161	141,369	28,655,530

Preferred Stock
Chemicals	403,837	—	—	403,837
Iron & Steel	305,570	—	—	305,570

Total Preferred Stock	709,407	—	—	709,407

Common Stock
Agriculture	—	1,385,017	—	1,385,017
Apparel	—	953,779	—	953,779
Auto Manufacturers	271,929	—	—	271,929
Auto Parts & Equipment	406,030	—	—	406,030
Banks	—	607,673	—	607,673
Biotechnology	—	1,229,230	—	1,229,230
Chemicals	—	1,264,275	—	1,264,275
Coal	473,141	—	—	473,141
Commercial Services	339,570	—	—	339,570
Computers	—	497,740	—	497,740
Distribution &Wholesale	—	677,027	—	677,027
Diversified Financial Services	—	916,744	—	916,744
Electrical Components & Equipment	—	2,823,249	—	2,823,249
Electronics	—	1,406,709	—	1,406,709
Energy-Alternate Sources	—	588,252	—	588,252
Engineering & Construction	—	792,918	—	792,918
Entertainment	—	517,492	—	517,492
Food	511,938	2,246,851	—	2,758,789
Health Care-Products	—	368,146	—	368,146
Health Care-Services	—	4,272,999	—	4,272,999
Home Builders	331,027	—	—	331,027
Housewares	458,437	—	—	458,437
Internet	5,526,444	7,564,274	—	13,090,718
Iron & Steel	—	540,929	—	540,929
Machinery-Construction & Mining	—	259,594	—	259,594
Machinery-Diversified	—	1,088,605	—	1,088,605

See accompanying Notes to Financial Statements.

41

TCW Emerging Markets Multi-Asset Opportunities Fund

Fair Valuation Summary (Continued)	October 31, 2021

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mining	$—	$377,828	$—	$377,828
Oil & Gas	1,087,030	2,131,099	—	3,218,129
Retail	877,246	503,832	—	1,381,078
Semiconductors	—	6,020,019	—	6,020,019
Telecommunications	497,028	1,174,257	—	1,671,285
Transportation	—	1,759,429	—	1,759,429

Total Common Stock	10,779,820	41,967,967	—	52,747,787
Money Market Investments	1,431,131	—	—	1,431,131

Total Investments	$12,920,358	$70,482,128	$141,369	$83,543,855

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	13,113	—	13,113
Futures Contracts
Interest Rate Risk	3,089	—	—	3,089
Swap Agreements
Credit Risk	—	15,024	—	15,024

Total	$12,923,447	$70,510,265	$141,369	$83,575,081

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,027)	$—	$(1,027)
Swap Agreements
Credit Risk	—	(1,988)	—	(1,988)

Total	$—	$(3,015)	$—	$(3,015)

See accompanying Notes to Financial Statements.

42

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2021

	TCW Developing Markets Equity Fund	TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund	TCW Emerging Markets Multi-Asset Opportunities Fund
ASSETS
Investments, at Value (1)	$7,454,991	$7,277,846,300	$233,453,370	$83,543,855
Foreign Currency, at Value (2)	35,749	—	3,533,108	882,898
Cash	—	2,430,044	—	—
Receivable for Securities Sold	84,662	158,834,723	626,478	1,097,190
Receivable for Fund Shares Sold	—	10,120,560	240,880	105,250
Interest and Dividends Receivable	729	87,982,498	4,032,696	345,580
Receivable from Investment Advisor	37,518	345,085	60,081	44,001
Unrealized Appreciation on Open Forward Foreign Currency Contracts	—	2,941,430	713,760	13,113
Cash Collateral Held for Brokers	—	12,770,006	310,000	18,000
Open Swap Agreements, at Value	—	4,561,588	—	15,024
Prepaid Expenses	13,847	142,505	32,983	15,184

Total Assets	7,627,496	7,557,974,739	243,003,356	86,080,095

LIABILITIES
Distributions Payable	—	27,313,855	604,461	—
Payable for Securities Purchased	77,190	241,594,968	958,379	2,124,349
Payable for Fund Shares Redeemed	—	8,450,745	155,004	108,639
Accrued Capital Gain Withholding Taxes	24,516	—	128,532	217,710
Accrued Directors’ Fees and Expenses	10,134	10,134	10,134	10,134
Deferred Accrued Directors’ Fees and Expenses	1,170	1,170	1,170	1,170
Accrued Management Fees	4,967	4,699,256	154,119	63,411
Accrued Distribution Fees	479	116,377	8,469	1,624
Interest Payable on Swap Agreements	—	357,041	—	1,371
Payable for Daily Variation Margin on Open Financial Futures Contracts	—	170,847	—	682
Open Swap Agreements, at Value	—	455,356	—	1,988
Collateral Pledged by Brokers	—	8,440,000	—	—
Unrealized Depreciation on Open Forward Foreign Currency Contracts	—	261,323	1,135,793	1,027
Transfer Agent Fees Payable	3,056	875,247	29,234	15,394
Administration Fee Payable	13,106	594,954	33,038	22,052
Audit Fees Payable	21,534	43,423	25,674	30,464
Accounting Fees Payable	2,028	376,380	14,096	6,947
Custodian Fees Payable	37,510	248,512	165,474	106,610
Legal Fees Payable	295	12,454	729	460
Other Accrued Expenses	4,847	473,776	13,725	10,221

Total Liabilities	200,832	294,495,818	3,438,031	2,724,253

NET ASSETS	$7,426,664	$7,263,478,921	$239,565,325	$83,355,842

See accompanying Notes to Financial Statements.

43

TCW Funds, Inc.

Statements of Assets and Liabilities (Continued)	October 31, 2021

	TCW Developing Markets Equity Fund	TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund	TCW Emerging Markets Multi-Asset Opportunities Fund
NET ASSETS CONSIST OF:
Paid-in Capital	$5,295,317	$8,302,425,389	$279,724,126	$65,802,391
Accumulated Earnings (Loss)	2,131,347	(1,038,946,468)	(40,158,801)	17,553,451

NET ASSETS	$7,426,664	$7,263,478,921	$239,565,325	$83,355,842

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$5,133,184	$4,720,488,546	$200,018,937	$75,793,392

N Class Share	$2,293,480	$546,887,123	$39,546,388	$7,562,450

Plan Class Share	$—	$1,996,103,252	$—	$—

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	366,204	599,800,333	23,628,326	5,661,536

N Class Share	163,870	53,845,917	4,683,092	568,662

Plan Class Share	—	253,814,591	—	—

NET ASSET VALUE PER SHARE: (4)
I Class Share	$14.02	$7.87	$8.47	$13.39

N Class Share	$14.00	$10.16	$8.44	$13.30

Plan Class Share	$—	$7.86	$—	$—

(1)

The identified cost for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund at October 31, 2021 was $5,645,058, $7,412,669,037, $241,950,500 and $68,284,716, respectively.

(2)

The identified cost for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund at October 31, 2021 was $35,748, $3,526,774 and $882,899, respectively.

(3)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class, N Class and Plan Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying Notes to Financial Statements.

44

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2021

	TCW Developing Markets Equity Fund		TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund		TCW Emerging Markets Multi-Asset Opportunities Fund
INVESTMENT INCOME
Income:
Dividends	$118,909	(1)	$—	$—		$882,096	(1)
Interest	—		387,996,143 (2)	12,482,397	(2)	1,651,266	(2)

Total	118,909		387,996,143	12,482,397		2,533,362

Expenses:
Management Fees	58,846		56,970,430	1,879,444		853,241
Accounting Services Fees	2,121		419,369	14,283		7,639
Administration Fees	14,175		652,736	35,308		23,890
Transfer Agent Fees:
I Class	6,192		4,002,924	117,321		62,750
N Class	6,138		334,080	39,079		16,809
Plan Class	—		156,297	—		—
Custodian Fees	42,388		249,862	169,208		113,069
Professional Fees	32,644		134,462	43,155		46,701
Directors’ Fees and Expenses	43,054		43,054	43,054		43,054
Registration Fees:
I Class	16,972		141,763	23,876		18,020
N Class	16,972		25,683	20,826		17,601
Plan Class	—		33,187	—		—
Distribution Fees:
N Class	5,623		997,608	84,976		22,133
Compliance Expense	18,984		18,984	18,984		18,984
Shareholder Reporting Expense	1,210		12,279	4,536		3,903
Tax Agent Fees	3,205		—	—		—
Other	12,308		1,013,756	35,440		20,767

Total	280,832		65,206,474	2,529,490		1,268,561

Less Expenses Borne by Investment Advisor:
I Class	128,809		251,148	238,837		246,825
N Class	72,303		699,034	143,706		56,017
Plan Class	—		439,157	—		—

Net Expenses	79,720		63,817,135	2,146,947		965,719

Net Investment Income	39,189		324,179,008	10,335,450		1,567,643

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	1,075,988	(3)	97,195,985	(4,728,058	) (3)	13,414,022	(3)
Foreign Currency	(17,059)		(606,013)	(23,455)		(143,176)
Foreign Currency Forward Contracts	—		3,161,000	(282,503)		13,338
Futures Contracts	—		(232,241)	—		(863)
Options Written	—		533,445	14,549		1,922
Swap Agreements	—		(5,313,947)	—		(19,255)
Change in Unrealized Appreciation (Depreciation) on:
Investments	27,734	(4)	(166,327,669)	(4,001,856	) (4)	(3,384,880	) (4)
Foreign Currency	19		(109,166)	(55,044)		2,162
Foreign Currency Forward Contracts	—		2,680,107	252,040		12,086
Futures contracts	—		767,718	—		3,089
Swap Agreements	—		2,607,610	—		9,575

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	1,086,682		(65,643,171)	(8,824,327)		9,908,020

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,125,871		$258,535,837	$1,511,123		$11,475,663

(1)	Net of foreign taxes withheld. Total amounts withheld for the TCW Developing Markets Equity Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund were $11,541 and $96,235.
(2)

Net of foreign taxes withheld of $117,969, $637,135 and $1,444 for the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund, respectively.

(3)

Net of capital gain withholding taxes of $17,079, $138,860 and $262,810 for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund, respectively.

(4)

Net of capital gain withholding taxes of $24,516, $85,467 and $217,710 for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund, respectively.

See accompanying Notes to Financial Statements.

45

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Developing Markets Equity Fund		TCW Emerging Markets Income Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
OPERATIONS
Net Investment Income	$39,189	$8,578	$324,179,008	$308,612,314
Net Realized Gain (Loss) on Investments, Futures Contracts, Options Written, Swap Agreements and Foreign Currency Transactions	1,058,929	44,923	94,738,229	(338,193,361)
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Agreements, Foreign Currency Transactions and Swap Agreements	27,753	917,665	(160,381,400)	(105,419,880)

Increase (Decrease) in Net Assets Resulting from Operations	1,125,871	971,166	258,535,837	(135,000,927)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(8,519)	(48,424)	(343,231,435)	(264,163,379)
Return of Capital	—	—	(15,575,053)	—

Total Distributions to Shareholders	(8,519)	(48,424)	(358,806,488)	(264,163,379)

NET CAPITAL SHARE TRANSACTIONS
I Class	33,504	(411,831)	(1,136,294,277)	573,962,838
N Class	100,948	17,677	298,150,055	(41,759,889)
Plan Class	—	—	1,573,919,777	505,891,393

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	134,452	(394,154)	735,775,555	1,038,094,342

Increase in Net Assets	1,251,804	528,588	635,504,904	638,930,036
NET ASSETS
Beginning of year	6,174,860	5,646,272	6,627,974,017	5,989,043,981

End of year	$7,426,664	$6,174,860	$7,263,478,921	$6,627,974,017

See accompanying Notes to Financial Statements.

46

TCW Funds, Inc.

Statements of Changes in Net Assets (Continued)

	TCW Emerging Markets Local Currency Income Fund		TCW Emerging Markets Multi-Asset Opportunities Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
OPERATIONS
Net Investment Income	$10,335,450	$11,510,009	$1,567,643	$1,843,526
Net Realized Gain (Loss) on Investments, Futures Contracts, Options Written, Swap Agreements and Foreign Currency Transactions	(5,019,467)	(13,373,717)	13,265,988	(2,586,133)
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Foreign Currency Transactions and Swap Agreements	(3,804,860)	(14,775,718)	(3,357,968)	9,209,533

Increase (Decrease) in Net Assets Resulting from Operations	1,511,123	(16,639,426)	11,475,663	8,466,926

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(6,333,475)	(2,682,634)	(1,350,163)	(3,149,794)
Return of Capital	—	(1,042,577)	—	—

Total Distributions to Shareholders	(6,333,475)	(3,725,211)	(1,350,163)	(3,149,794)

NET CAPITAL SHARE TRANSACTIONS
I Class	10,863,518	(9,987,358)	(17,784,910)	(8,000,705)
N Class	15,515,390	(618,188)	(2,174,933)	(3,340,090)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	26,378,908	(10,605,546)	(19,959,843)	(11,340,795)

Increase (Decrease) in Net Assets	21,556,556	(30,970,183)	(9,834,343)	(6,023,663)
NET ASSETS
Beginning of year	218,008,769	248,978,952	93,190,185	99,213,848

End of year	$239,565,325	$218,008,769	$83,355,842	$93,190,185

See accompanying Notes to Financial Statements.

47

TCW Funds, Inc.

Notes to Financial Statements

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 18 no-load mutual funds (each series, a “Fund” and collectively, the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has its own investment objective and strategies. The following is a brief description of the investment objectives and principal investment strategies for the Funds that are covered in this report:

TCW Fund	Investment Objectives and Principal Investment Strategies
Diversified Fixed Income Fund

TCW Emerging Markets Income Fund	Seeks high total return from current income and capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries. The Fund generally invests in at least four emerging market countries.
Non-Diversified Fixed Income Fund

TCW Emerging Markets Local Currency Income Fund	Seeks to provide high total return from current income and capital appreciation through investment in debt securities denominated in the local currencies of various emerging market countries; invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities issued or guaranteed by non-financial companies, financial institutions and government entities in emerging market countries denominated in the local currencies of an issuer, and in derivative instruments that provide investment exposure to such securities.
Diversified International Equity Fund

TCW Developing Markets Equity Fund	Seeks long-term capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of companies or financial institutions domiciled or with primary business operations in, or with the majority of their net assets in or revenues or net income deriving from, a developing market country. The Fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in derivative instruments.
Diversified Balanced Fund

TCW Emerging Markets Multi-Asset Opportunities Fund	Seeks current income and long-term capital appreciation by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt and equity securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries.

48

TCW Funds, Inc.

October 31, 2021

Note 1 — Organization (Continued)

All of the Funds currently offer two classes of shares: I Class and N Class, except for the TCW Emerging Markets Income Fund, which also offers Plan Class shares. The three classes of a Fund are substantially the same except that the Class N shares are subject to a distribution fee (see Note 7).

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ, which may not be the last sale price. Investments in open-end mutual funds including money market funds are valued based on the NAV per share as reported by the investment companies. All other securities for which over-the-counter (“OTC”) market quotations are readily available, including short-term securities, swap agreements and forward currency contracts, are valued with prices furnished by independent pricing services or by broker-dealers.

The Company has adopted, after the approval by the Company’s Board of Directors (the “Board,” and each member thereof, a “Director”), a fair valuation methodology for foreign equity securities (exclusive of certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that have been closed for a period of time due to time zones differences. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and not dependent on certain thresholds or triggers.

Securities for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Valuation Committee of the Board and under the general oversight of the Board.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs

49

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Credit default swaps.    Credit default swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

50

TCW Funds, Inc.

October 31, 2021

Note 2 — Significant Accounting Policies (Continued)

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.

Foreign currency contracts.    The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized as Level 1 of the fair value hierarchy.

Options and Swaptions contracts.    Exchange-listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange-listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over-the-counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.

U.S. and foreign government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. and foreign government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

The summary of the inputs used as of October 31, 2021 in valuing the Funds’ investments is listed after the Schedule of Investments for each Fund.

51

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	TCW Emerging Markets Income Fund	TCW Emerging Markets Multi-Asset Opportunities Fund
Balance as of October 31, 2020	$15,730,569	$123,673
Accrued Discounts (Premiums)	—	—
Realized Gain (Loss)	—	—
Change in Unrealized Appreciation (Depreciation)	2,187,062	17,696
Purchases	—	—
Sales	—	—
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of October 31, 2021	$17,917,631	$141,369

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2021	$2,187,062	$17,696

Significant unobservable valuation inputs for Level 3 investments as of October 31, 2021 are as follows:

Description	Fair Value at 10/31/2021	Valuation Techniques	Unobservable Input	Price or Price Range	Average Weighted Price
TCW Emerging Markets Income Fund
Government Issues	$ 17,917,631	Third-party Vendor	Vendor Prices	$10.500–$10.625	$10.536
TCW Emerging Markets Multi-Asset Opportunities Fund
Government Issues	$ 141,369	Third-party Vendor	Vendor Prices	$10.500–$10.625	$10.574

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class- specific fees and expenses will result in differences in net investment income for each class, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund declare and pay, or reinvest, dividends from net investment income monthly. The other International Funds declare and pay, or reinvest, dividends from net investment income annually. Capital gains realized by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, derivative transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in

52

TCW Funds, Inc.

October 31, 2021

Note 2 — Significant Accounting Policies (Continued)

reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark -to -market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

53

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

For the year ended October 31, 2021, the following Funds had derivatives and transactions in derivatives, grouped in the following risk categories:

TCW Emerging Markets Income Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Swap Agreements	$4,561,588	$—	$—	$—	$4,561,588
Futures Contracts (1)	—	—	—	767,718	767,718
Forward Contracts	—	—	2,941,430	—	2,941,430

Total Value	$4,561,588	$—	$2,941,430	$767,718	$8,270,736

Liability Derivatives
Forward Contracts	$—	$—	$(261,323)	$—	$(261,323)
Swap Agreements	(455,356)	—	—	—	(455,356)

Total Value	$(455,356)	$—	$(261,323)	$—	$(716,679)

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$—	$3,161,000	$—	$3,161,000
Futures Contracts	—	—	—	(232,241)	(232,241)
Investments (2)	—	—	(2,162,131)	(3,996,619)	(6,158,750)
Options Written	—	—	533,445	—	533,445
Swap Agreements	(5,313,947)	—	—	—	(5,313,947)

Net Realized Gain (Loss)	$(5,313,947)	$—	$1,532,314	$(4,228,860)	$(8,010,493)

Net Change in Appreciation (Depreciation)
Forward Contracts	$—	$—	$2,680,107	$—	$2,680,107
Futures Contracts	—	—	—	767,718	767,718
Investments (3)	—	—	(116,440)	—	(116,440)
Swap Agreements	2,607,610	—	—	—	2,607,610

Net Change in Appreciation (Depreciation)	$2,607,610	$—	$2,563,667	$767,718	$5,938,995

Number of Contracts or Notional Amounts (4)
Forward Currency Contracts	$ —	$ —	$95,543,133	$ —	$95,543,133
Options Purchased	$ —	$ —	$177,629,667	$20,910	$177,650,577
Options Written	$ —	$ —	$87,450,000	$ —	$87,450,000
Futures Contracts	—	—	—	747	747
Swap Agreements	$368,453,333	$ —	$ —	$ —	$368,453,333

54

TCW Funds, Inc.

October 31, 2021

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Markets Local Currency Income Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Forward Contracts	$—	$—	$713,760	$—	$713,760

Total Value	$—	$—	$713,760	$—	$713,760

Liability Derivatives
Forward Contracts	$—	$—	$(1,135,793)	$—	$(1,135,793)

Total Value	$—	$—	$(1,135,793)	$—	$(1,135,793)

Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$—	$(282,503)	$—	$(282,503)
Investments (2)	—	—	(96,867)	—	(96,867)
Options Written	—	—	14,549	—	14,549

Net Realized Gain (Loss)	$—	$—	$(364,821)	$—	$(364,821)

Net Change in Appreciation (Depreciation)
Forward Contracts	$—	$—	$252,040	$—	$252,040
Investments (3)	—	—	(7,686)	—	(7,686)

Net Change in Appreciation (Depreciation)	$—	$—	$244,354	$—	$244,354

Notional Amounts (4)
Forward Currency Contracts	$ —	$ —	$93,406,747	$ —	$93,406,747
Options Purchased	$ —	$ —	$9,488,333	$ —	$9,488,333
Options Written	$ —	$ —	$2,385,000	$ —	$2,385,000

TCW Emerging Markets Multi-Asset Opportunities Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Swap Agreements	$15,024	$—	$—	$—	$15,024
Futures Contracts (1)	—	—	—	3,089	3,089
Forward Contracts	—	—	13,113	—	13,113

Total Value	$15,024	$—	$13,113	$3,089	$31,226

Liability Derivatives
Forward Contracts	$—	$—	$(1,027)	$—	$(1,027)
Swap Agreements	(1,988)	—	—	—	(1,988)

Total Value	$(1,988)	$—	$(1,027)	$—	$(3,015)

55

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Markets Multi-Asset Opportunities Fund (Continued)

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Operations:
Net Realized Gain (Loss)
Forward Contracts	$—	$—	$13,338	$—	$13,338
Futures Contracts	—	—	—	(863)	(863)
Investments (2)	—	—	(8,389)	(21,762)	(30,151)
Options Written	—	—	1,922	—	1,922
Swap Agreements	(19,255)	—	—	—	(19,255)

Net Realized Gain (Loss)	$(19,255)	$—	$6,871	$(22,625)	$(35,009)

Net Change in Appreciation (Depreciation)
Forward Contracts	$—	$—	$12,086	$—	$12,086
Futures Contracts	—	—	—	3,089	3,089
Investments (3)	—	—	(521)	—	(521)
Swap Agreements	9,575	—	—	—	9,575

Net Change in Appreciation (Depreciation)	$9,575	$—	$11,565	$3,089	$24,229

Number of Contracts or Notional Amounts (4)
Forward Currency Contracts	$ —	$ —	$424,455	$ —	$424,455
Options Purchased	$ —	$ —	$736,667	$116	$736,783
Options Written	$ —	$ —	$315,000	$ —	$315,000
Futures Contracts	$ —	$ —	$ —	$3	$3
Swap Agreements	$1,425,556	$ —	$ —	$ —	$1,425,556

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on October 31, 2021 is reported within the Statement of Assets and Liabilities.

(2)	Represents realized gain (loss) for purchased options.
(3)	Represents change in unrealized gain (loss) for purchased options.
(4)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended October 31, 2021.

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

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For OTC derivatives the Funds mitigate their counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets declines by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

Master Agreements and Netting Arrangements.    Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit-related events that, if triggered, would cause an event of default or termination giving a Fund

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or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following table presents the Funds’ OTC derivatives assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral received by the Funds as of October 31, 2021:

TCW Emerging Markets Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements		Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Barclays Capital Inc.	$4,476,981	$		$4,476,981	$(4,476,981	) (2)	$—
BNP Paribas S.A.	—		(261,323)	(261,323)	—		(261,323)
Citibank N.A	2,930,158		—	2,930,158	(2,500,000)		430,158
Goldman Sachs & Co.	95,879		—	95,879	—		95,879
Morgan Stanley & Co.	—		(455,356)	(455,356)	455,356	(2)	—

Total	$7,503,018		$(716,679)	$6,786,339	$(6,521,625)		$264,714

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount does not include excess collateral pledged or received.

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TCW Emerging Markets Local Currency Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America, N.A.	$52,143	$(471,717)	$(419,574)	$310,000	$(109,574)
Barclays Capital	211,923	(300,987)	(89,064)	—	(89,064)
BNP Paribas S.A.	149,962	(62,974)	86,988	—	86,988
Citibank N.A.	77,010	(24,701)	52,309	—	52,309
Goldman Sachs & Co.	—	(3,646)	(3,646)	—	(3,646)
JPMorgan Chase Bank	77,835	(186,561)	(108,726)	—	(108,726)
Morgan Stanley & Co.	144,887	(85,207)	59,680	—	59,680

Total	$713,760	$(1,135,793)	$(422,033)	$310,000	$(112,033)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW Emerging Markets Multi-Asset Opportunities Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Barclays Capital Inc.	$14,731	$—	$14,731	$—	$14,731
BNP Paribas S.A.	—	(1,027)	(1,027)	—	(1,027)
Citibank N.A.	13,045	—	13,045	—	13,045
Goldman Sachs & Co.	361	—	361	—	361
Morgan Stanley & Co.	—	(1,988)	(1,988)	—	(1,988)

Total	$28,137	$(3,015)	$25,122	$—	$25,122

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

Note 3 — Portfolio Investments

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of each Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Repurchase Agreements:    The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Funds purchase a security from a

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counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits each Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2021.

Participation Notes:    The Funds may invest in participation notes of equity-linked instruments (collectively, participation notes), through which a counterparty provides exposure to common stock, in the form of an unsecured interest, in markets where direct investment by a Fund is not possible. Participation notes provide the economic benefit of common stock ownership to a Fund, while legal ownership and voting rights are retained by the counterparty. Although participation notes are usually structured with a defined maturity or termination date, early redemption may be possible. Risks associated with participation notes include possible failure of the counterparty to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock. None of the Funds held participation notes as of October 31, 2021.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2021.

Derivatives:

Forward Foreign Currency Contracts:    The Funds enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to market daily and the change in market value is recorded by the Funds as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts at October 31, 2021 are disclosed in the Schedule of Investments.

Futures Contracts:    The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at

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a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by a Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts outstanding at October 31, 2021 are listed on the Schedule of Investments.

Options:    The Funds may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Funds may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or

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fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

During the year ended October 31, 2021, the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund, and the TCW Emerging Markets Multi-Asset Opportunities Fund entered into options to hedge the currency exposure of the Funds.

Swap Agreements:    The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the

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notional principal amount may decline (or amortize) over time. A Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. During the year ended October 31, 2021, the TCW Emerging Markets Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund used credit default swaps to limit certain credit exposure within each Fund.

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Note 4 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, and so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Investment Style Risk:    Certain Funds may also be subject to investment style risk. The Advisor’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

LIBOR Risk:    The London Interbank Offer Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. It is expected that market participants will transition to the use of different alternative reference or benchmark rates. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategies, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will achieve their objective through the use of the derivatives.

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Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions.

Counterparty Risk:    The Funds may be exposed to counterparty risk, the risk that an entity with which the Funds have unsettled or open transactions may not fulfill its obligations.

Foreign Currency Risk:    The Funds may be exposed to the risk that the value of the Funds’ investments denominated in foreign currencies will decline in value because the foreign currencies have declined in value relative to the U.S. dollar.

Foreign Investing Risk:    The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

Public Health Emergencies Risk and Impact of the Coronavirus (COVID-19):    Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

The World Health Organization declared in March 2020 that the COVID-19 outbreak officially constitutes a “pandemic.” This outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, imposed and in some cases continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets.

The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. Even if COVID-19’s spread is substantially contained, it will be difficult to assess what the longer-term impacts of an extended period of unprecedented economic dislocation and disruption will be on future economic developments, the health of certain markets, industries and businesses, and commercial and consumer behavior. The ongoing COVID-19 crisis and any other public health emergency that may arise in the future could have a significant adverse impact on our investments and result in significant investment losses.

65

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Risk Considerations (Continued)

For more information on risks related to investing in the Funds, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling customer service at 800-FUND-TCW (800-386-3829).

Note 5 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Developing Markets Equity Fund	$257,955	$173,036	$430,991
TCW Emerging Markets Local Currency Income Fund	2,194,800	—	2,194,800
TCW Emerging Markets Multi-Asset Opportunities Fund	3,715,182	—	3,715,182

At the end of the previous fiscal year ended October 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Emerging Markets Income Fund	$30,409,095	$—	$30,409,095
TCW Emerging Markets Multi-Asset Opportunities Fund	1,195,902	—	1,195,902

Permanent differences incurred during the year ended October 31, 2021, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Developing Markets Equity Fund	$158,328	$(158,328)	$—
TCW Emerging Markets Income Fund	(17,985,876)	17,985,876	—
TCW Emerging Markets Local Currency Income Fund	(2,524,469)	2,524,469	—
TCW Emerging Markets Multi-Asset Opportunities Fund	1,633,359	(1,633,359)	—

During the year ended October 31, 2021, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital Gain	Total Distributions
TCW Developing Markets Equity Fund	$8,519	$—	$—	$8,519
TCW Emerging Markets Income Fund	343,231,435	—	15,575,053	358,806,488
TCW Emerging Markets Local Currency Income Fund	6,333,475	—	—	6,333,475
TCW Emerging Markets Multi-Asset Opportunities Fund	1,350,163	—	—	1,350,163

66

TCW Funds, Inc.

October 31, 2021

Note 5 — Federal Income Taxes (Continued)

During the previous fiscal year ended October 31, 2020, the tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital Gain	Total Distributions
TCW Developing Markets Equity Fund	$48,424	$—	$—	$48,424
TCW Emerging Markets Income Fund	264,163,379	—	—	264,163,379
TCW Emerging Markets Local Currency Income Fund	2,682,634	—	1,042,577	3,725,211
TCW Emerging Markets Multi-Asset Opportunities Fund	3,149,794	—	—	3,149,794

At October 31, 2021, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows :

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Developing Markets Equity Fund	$1,990,118	$(266,023)	$1,724,095	$5,730,898
TCW Emerging Markets Income Fund	128,827,735	(271,095,168)	(142,267,433)	7,420,113,733
TCW Emerging Markets Local Currency Income Fund	4,231,483	(17,568,583)	(13,337,100)	246,790,470
TCW Emerging Markets Multi-Asset Opportunities Fund	17,326,287	(2,934,538)	14,391,749	69,152,106

At October 31, 2021, the following Funds had net realized loss carryforwards for federal income tax purposes:

	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Emerging Markets Income Fund	$619,871,302	$249,351,683	$869,222,985
TCW Emerging Markets Local Currency Income Fund	16,455,568	11,909,838	28,365,406
TCW Emerging Markets Multi-Asset Opportunities Fund	334,987	—	334,987

The Funds did not have any unrecognized tax benefits at October 31, 2021, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2021. The Funds are subject to examination by the U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 6 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net assets:

TCW Developing Markets Equity Fund	0.80%
TCW Emerging Markets Income Fund	0.75%
TCW Emerging Markets Local Currency Income Fund	0.75%
TCW Emerging Markets Multi-Asset Opportunities Fund	0.90%

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Developing Markets Equity Fund
I Class	0.95	% (1)(2)
N Class	1.15	% (1)(2)
TCW Emerging Markets Income Fund
I Class	0.85	% (1)
N Class	0.95	% (1)
Plan Class	0.77	% (1)

67

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 6 — Fund Management Fees and Other Expenses (Continued)

TCW Emerging Markets Local Currency Income Fund
I Class	0.85	% (1)
N Class	0.90	% (1)
TCW Emerging Markets Multi-Asset Opportunities Fund
I Class	1.00	% (1)
N Class	1.20	% (1)

(1)	These limitations are based on an agreement between the Advisor and Company.
(2)	This limitation was in effect March 1, 2021. From November 1, 2020 through February 28, 2021, the expense limitation was 1.25% for I Class Shares and 1.25% for N Class Shares.

The amount borne by the Advisor during the fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can only recapture expenses within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statements of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

Note 7 — Distribution Plan

TCW Funds Distributors LLC (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 8 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2021 were as follows:

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Developing Markets Equity Fund	$12,418,742	$12,367,220	$—	$—
TCW Emerging Markets Income Fund	11,463,762,105	10,861,786,381	—	—
TCW Emerging Markets Local Currency Income Fund	309,450,193	268,831,270	—	—
TCW Emerging Markets Multi-Asset Opportunities Fund	151,658,670	172,767,227	—	—

68

TCW Funds, Inc.

October 31, 2021

Note 9 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Developing Markets Equity Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
I Class	Shares	Amount	Shares	Amount
Shares Sold	1,862	$27,500	522	$5,685
Shares Issued upon Reinvestment of Dividends	459	6,004	3,226	34,910
Shares Redeemed	—	—	(41,130)	(452,426)

Net Increase	2,321	$33,504	(37,382)	$(411,831)

N Class	Shares	Amount	Shares	Amount
Shares Sold	7,241	$106,426	1,216	$13,132
Shares Issued upon Reinvestment of Dividends	192	2,515	1,249	13,514
Shares Redeemed	(576)	(7,993)	(790)	(8,969)

Net Increase	6,857	$100,948	1,675	$17,677

TCW Emerging Markets Income Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
I Class	Shares	Amount	Shares	Amount
Shares Sold	254,514,594	$2,100,119,594	407,216,881	$3,219,444,990
Shares Issued upon Reinvestment of Dividends	23,224,316	190,016,307	20,069,095	158,869,516
Shares Redeemed	(418,769,744)	(3,426,430,178)	(367,301,484)	(2,804,351,668)

Net Decrease	(141,030,834)	$(1,136,294,277)	59,984,492	$573,962,838

N Class	Shares	Amount	Shares	Amount
Shares Sold	36,286,835	$382,971,050	9,014,340	$91,463,896
Shares Issued upon Reinvestment of Dividends	1,636,920	17,253,734	1,156,277	11,834,869
Shares Redeemed	(9,637,238)	(102,074,729)	(14,496,727)	(145,058,654)

Net Increase	28,286,517	$298,150,055	(4,326,110)	$(41,759,889)

Plan Class	Shares	Amount	Shares	Amount
Shares Sold	236,700,946	$1,937,124,302	62,628,616	$513,316,199
Shares Issued upon Reinvestment of Dividends	3,381,925	27,630,384	233,613	1,854,887
Shares Redeemed	(47,977,217)	(390,834,909)	(1,153,292)	(9,279,693)

Net Increase	192,105,654	$1,573,919,777	61,708,937	$505,891,393

TCW Emerging Markets Local Currency Income Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
I Class	Shares	Amount	Shares	Amount
Shares Sold	8,138,840	$73,470,198	10,025,553	$88,383,393
Shares Issued upon Reinvestment of Dividends	537,045	4,790,678	333,736	3,073,757
Shares Redeemed	(7,538,724)	(67,397,358)	(11,958,101)	(101,444,508)

Net Increase	1,137,161	$10,863,518	(1,598,812)	$(9,987,358)

N Class	Shares	Amount	Shares	Amount
Shares Sold	2,843,918	$25,653,168	2,073,557	$17,751,724
Shares Issued upon Reinvestment of Dividends	88,058	782,686	42,664	392,147
Shares Redeemed	(1,212,557)	(10,920,464)	(2,212,200)	(18,762,059)

Net Increase	1,719,419	$15,515,390	(95,979)	$(618,188)

69

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 9 — Capital Share Transactions (Continued)

TCW Emerging Markets Multi-Asset Opportunities Fund	Year Ended October 31, 2021		Year Ended October 31, 2020
I Class	Shares	Amount	Shares	Amount
Shares Sold	378,772	$5,137,434	400,006	$4,508,190
Shares Issued upon Reinvestment of Dividends	94,826	1,236,530	242,396	2,799,681
Shares Redeemed	(1,789,062)	(24,158,874)	(1,397,688)	(15,308,576)

Net Decrease	(1,315,464)	$(17,784,910)	(755,286)	$(8,000,705)

N Class	Shares	Amount	Shares	Amount
Shares Sold	151,065	$2,009,132	145,525	$1,639,723
Shares Issued upon Reinvestment of Dividends	8,747	113,452	29,582	340,484
Shares Redeemed	(323,857)	(4,297,517)	(490,864)	(5,320,297)

Net Decrease	(164,045)	$(2,174,933)	(315,757)	$(3,340,090)

Note 10 — Affiliate Ownership

As of October 31, 2021, affiliates of the Funds and Advisor owned 97.59% and 9.03% of the net assets of the TCW Developing Markets Equity Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund, respectively.

Note 11 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities held by the Funds at October 31, 2021.

Note 12 — Committed Line Of Credit

The Funds have entered into a $100,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes, renewable annually. The interest rate on borrowing is the higher of the Federal Funds rate plus 0.10% plus 1.25% or the Overnight Bank Funding rate plus 0.10% plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2021. The Funds pay the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

Note 13 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Company, to

70

TCW Funds, Inc.

October 31, 2021

Note 13 — Indemnifications (Continued)

the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 14 — New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848).” ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR; regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

71

TCW Developing Markets Equity Fund

Financial Highlights — I Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$11.86	$10.14	$9.39	$11.17	$9.10

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.08	0.02	0.10	0.06	0.07
Net Realized and Unrealized Gain (Loss) on Investments	2.10	1.79	0.69	(1.78)	2.09

Total from Investment Operations	2.18	1.81	0.79	(1.72)	2.16

Less Distributions:
Distributions from Net Investment Income	(0.02)	(0.09)	(0.04)	(0.06)	(0.09)

Net Asset Value per Share, End of year	$14.02	$11.86	$10.14	$9.39	$11.17

Total Return	18.36%	17.90%	8.46%	(15.51)%	23.96%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$5,133	$4,314	$4,071	$3,750	$4,433

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	3.57%	4.06%	4.88%	3.45%	3.94%

After Expense Reimbursement	1.04%	1.25%	1.25%	1.25%	1.25%

Ratio of Net Investment Income to Average Net Assets	0.57%	0.15%	1.03%	0.49%	0.77%

Portfolio Turnover Rate	175.10%	148.22%	207.48%	163.33%	194.58%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

72

TCW Developing Markets Equity Fund

Financial Highlights — N Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$11.85	$10.14	$9.39	$11.17	$9.10

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.06	0.02	0.10	0.06	0.07
Net Realized and Unrealized Gain (Loss) on Investments	2.11	1.78	0.69	(1.78)	2.09

Total from Investment Operations	2.17	1.80	0.79	(1.72)	2.16

Less Distributions:
Distributions from Net Investment Income	(0.02)	(0.09)	(0.04)	(0.06)	(0.09)

Net Asset Value per Share, End of year	$14.00	$11.85	$10.14	$9.39	$11.17

Total Return	18.29%	17.80%	8.46%	(15.51)%	23.96%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$2,293	$1,861	$1,575	$1,468	$1,722

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	4.39%	5.17%	6.11%	4.51%	5.08%

After Expense Reimbursement	1.18%	1.25%	1.25%	1.25%	1.25%

Ratio of Net Investment Income to Average Net Assets	0.45%	0.16%	1.03%	0.49%	0.77%

Portfolio Turnover Rate	175.10%	148.22%	207.48%	163.33%	194.58%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

73

TCW Emerging Markets Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$7.93	$8.33	$7.77	$8.54	$8.34

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.35	0.39	0.46	0.43	0.55
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)	(0.46)	0.54	(0.83)	0.09

Total from Investment Operations	0.33	(0.07)	1.00	(0.40)	0.64

Less Distributions:
Distributions from Net Investment Income	(0.37)	(0.33)	(0.44)	(0.37)	(0.44)
Distributions from Return of Capital	(0.02)	—	—	—	—

Total Distributions	(0.39)	(0.33)	(0.44)	(0.37)	(0.44)

Net Asset Value per Share, End of year	$7.87	$7.93	$8.33	$7.77	$8.54

Total Return	4.04%	(0.69)%	13.13%	(4.85)%	7.95%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$4,720,489	$5,877,348	$5,668,552	$4,365,456	$3,039,671

Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.84%	0.86%	0.87%

Ratio of Net Investment Income to Average Net Assets	4.23%	4.95%	5.62%	5.33%	6.56%

Portfolio Turnover Rate	150.31%	135.46%	136.47%	149.50%	212.16%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

74

TCW Emerging Markets Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$10.23	$10.72	$10.00	$11.00	$10.75

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.44	0.49	0.57	0.53	0.68
Net Realized and Unrealized Gain (Loss) on Investments	(0.03)	(0.57)	0.69	(1.08)	0.12

Total from Investment Operations	0.41	(0.08)	1.26	(0.55)	0.80

Less Distributions:
Distributions from Net Investment Income	(0.46)	(0.41)	(0.54)	(0.45)	(0.55)
Distributions from Return of Capital	(0.02)	—	—	—	—

Total Distributions	(0.48)	(0.41)	(0.54)	(0.45)	(0.55)

Net Asset Value per Share, End of year	$10.16	$10.23	$10.72	$10.00	$11.00

Total Return	3.97%	(0.69)%	12.85%	(5.16)%	7.67%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$546,887	$261,520	$320,492	$342,660	$510,877

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.13%	1.14%	1.14%	1.16%	1.15%

After Expense Reimbursement	0.95%	0.98%	1.05%	1.10%	1.13%

Ratio of Net Investment Income to Average Net Assets	4.20%	4.82%	5.41%	5.03%	6.30%

Portfolio Turnover Rate	150.31%	135.46%	136.47%	149.50%	212.16%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

75

TCW Emerging Markets Income Fund

Financial Highlights — Plan Class

	Year Ended October 31, 2021	March 2, 2020 (Commencement of Operations) through October 31, 2020
Net Asset Value per Share, Beginning of year	$7.93	$8.34

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.36	0.26
Net Realized and Unrealized Loss on Investments	(0.04)	(0.48)

Total from Investment Operations	0.32	(0.22)

Less Distributions:
Distributions from Net Investment Income	(0.37)	(0.19)
Distributions from Return of Capital	(0.02)	—

Total Distributions	(0.39)	(0.19)

Net Asset Value per Share, End of year	$7.86	$7.93

Total Return	4.12%	(2.59	)% (2)

Ratios/Supplemental Data:

Net assets, end of year (in thousands)	$1,996,103	$489,106

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.80%	0.79	% (3)

After Expense Reimbursement	0.77%	0.77	% (3)

Ratio of Net Investment Income to Average Net Assets	4.43%	4.96	% (3)

Portfolio Turnover Rate	150.31%	135.46	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period March 2, 2020 (Commencement of Operations) through October 31, 2020.
(3)	Annualized.

See accompanying Notes to Financial Statements.

76

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$8.57	$9.17	$8.14	$9.30	$9.13

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.37	0.42	0.58	0.53	0.64
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)	(0.89)	0.57	(1.19)	(0.06)

Total from Investment Operations	0.12	(0.47)	1.15	(0.66)	0.58

Less Distributions:
Distributions from Net Investment Income	(0.22)	(0.09)	(0.12)	(0.23)	(0.41)
Distributions from Return of Capital	—	(0.04)	—	(0.27)	—

Total Distributions	(0.22)	(0.13)	(0.12)	(0.50)	(0.41)

Net Asset Value per Share, End of year	$8.47	$8.57	$9.17	$8.14	$9.30

Total Return	1.34%	(5.26)%	14.26%	(7.74)%	6.33%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$200,019	$192,679	$220,968	$264,754	$138,068

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.96%	0.97%	1.03%	0.95%	1.03%

After Expense Reimbursement	0.85%	0.85%	0.88%	N/A	0.99%

Ratio of Net Investment Income to Average Net Assets	4.14%	4.90%	6.66%	5.90%	6.83%

Portfolio Turnover Rate	117.18%	135.99%	127.74%	185.72%	137.44%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

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TCW Emerging Markets Local Currency Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$8.55	$9.15	$8.13	$9.29	$9.12

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.36	0.42	0.57	0.51	0.64
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)	(0.89)	0.57	(1.17)	(0.06)

Total from Investment Operations	0.11	(0.47)	1.14	(0.66)	0.58

Less Distributions:
Distributions from Net Investment Income	(0.22)	(0.09)	(0.12)	(0.23)	(0.41)
Distributions from Return of Capital	—	(0.04)	—	(0.27)	—

Total Distributions	(0.22)	(0.13)	(0.12)	(0.50)	(0.41)

Net Asset Value per Share, End of year	$8.44	$8.55	$9.15	$8.13	$9.29

Total Return	1.30%	(5.28)%	14.14%	(7.75)%	6.33%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$39,546	$25,329	$28,011	$47,664	$34,807

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.32%	1.35%	1.40%	1.32%	1.35%

After Expense Reimbursement	0.90%	0.90%	0.92%	0.99%	0.99%

Ratio of Net Investment Income to Average Net Assets	4.05%	4.84%	6.63%	5.78%	6.88%

Portfolio Turnover Rate	117.18%	135.99%	127.74%	185.72%	137.44%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

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TCW Emerging Markets Multi-Asset Opportunities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$12.09	$11.31	$10.39	$11.70	$10.39

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.22	0.22	0.38	0.25	0.31
Net Realized and Unrealized Gain (Loss) on Investments	1.26	0.93	0.69	(1.30)	1.38

Total from Investment Operations	1.48	1.15	1.07	(1.05)	1.69

Less Distributions:
Distributions from Net Investment Income	(0.18)	(0.37)	(0.15)	(0.26)	(0.38)

Net Asset Value per Share, End of year	$13.39	$12.09	$11.31	$10.39	$11.70

Total Return	12.30%	10.34%	10.50%	(9.23)%	17.05%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$75,793	$84,387	$87,430	$43,338	$42,041

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.29%	1.28%	1.31%	1.34%	1.54%

After Expense Reimbursement	1.00%	1.00%	1.02%	1.23%	1.23%

Ratio of Net Investment Income to Average Net Assets	1.67%	2.01%	3.51%	2.13%	2.95%

Portfolio Turnover Rate	165.68%	164.55%	188.64%	160.85%	197.48%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

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TCW Emerging Markets Multi-Asset Opportunities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$12.01	$11.24	$10.35	$11.66	$10.35

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.20	0.20	0.28	0.26	0.32
Net Realized and Unrealized Gain (Loss) on Investments	1.25	0.92	0.76	(1.31)	1.37

Total from Investment Operations	1.45	1.12	1.04	(1.05)	1.69

Less Distributions:
Distributions from Net Investment Income	(0.16)	(0.35)	(0.15)	(0.26)	(0.38)

Net Asset Value per Share, End of year	$13.30	$12.01	$11.24	$10.35	$11.66

Total Return	12.06%	10.08%	10.25%	(9.26)%	17.10%

Ratios/Supplemental Data:

Net Assets, End of year (in thousands)	$7,562	$8,803	$11,784	$74,677	$40,064

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.83%	1.80%	1.65%	1.67%	1.96%

After Expense Reimbursement	1.20%	1.20%	1.21%	1.23%	1.23%

Ratio of Net Investment Income to Average Net Assets	1.47%	1.80%	2.64%	2.25%	2.95%

Portfolio Turnover Rate	165.68%	164.55%	188.64%	160.85%	197.48%

(1)	Computed using average shares outstanding throughout the period.

See accompanying Notes to Financial Statements.

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TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of TCW Developing Markets Equity Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, and TCW Emerging Markets Multi-Asset Opportunities Fund (collectively, the “TCW International Funds”) (four of eighteen funds comprising TCW Funds, Inc.), including the schedules of investments, as of October 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the TCW International Funds, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective TCW International Funds as of October 31, 2021, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the TCW International Funds, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the TCW International Funds’ management. Our responsibility is to express an opinion on the TCW International Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The TCW International Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the TCW International Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

December 21, 2021

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

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TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021 (184 days).

Actual Expenses:    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2021 to October 31, 2021)
TCW Developing Markets Equity Fund
I Class Shares
Actual	$1,000.00	$990.10	0.95%	$4.77
Hypothetical (5% return before expenses)	1,000.00	1,020.42	0.95%	4.84

N Class Shares
Actual	$1,000.00	$989.40	1.15%	$5.77
Hypothetical (5% return before expenses)	1,000.00	1,019.41	1.15%	5.85

TCW Emerging Markets Income Fund
I Class Shares
Actual	$1,000.00	$988.10	0.87%	$4.36
Hypothetical (5% return before expenses)	1,000.00	1,020.82	0.87%	4.43

N Class Shares
Actual	$1,000.00	$987.60	0.95%	$4.76
Hypothetical (5% return before expenses)	1,000.00	1,020.42	0.95%	4.84

Plan Class Shares
Actual	$1,000.00	$988.50	0.77%	$3.86
Hypothetical (5% return before expenses)	1,000.00	1,021.30	0.77%	3.92

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TCW Funds, Inc.

TCW Funds, Inc.	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2021 to October 31, 2021)
TCW Emerging Markets Local Currency Income Fund
I Class Shares
Actual	$1,000.00	$968.20	0.85%	$4.22
Hypothetical (5% return before expenses)	1,000.00	1,020.92	0.85%	4.33

N Class Shares
Actual	$1,000.00	$967.90	0.90%	$4.46
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%	4.58

TCW Emerging Markets Multi-Asset Opportunities Fund
I Class Shares
Actual	$1,000.00	$997.00	1.00%	$5.03
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09

N Class Shares
Actual	$1,000.00	$995.50	1.20%	$6.04
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

83

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds, Inc. TCW Strategic Income Fund, Inc. Metropolitan West Funds Sepulveda Management LLC	TCW Direct Lending LLC TCW Direct Lending VII LLC TCW Direct Lending VIII LLC

Effective May 2021

WHAT YOU SHOULD KNOW

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial information,” issued by the United States Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, and TCW Direct Lending VIII LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

◾

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

◾

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

◾

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

84

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

◾

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

◾

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, and TCW Direct Lending VIII LLC.

◾	Are not guaranteed by a bank;
◾	Are not obligations of The TCW Group, Inc. or of its subsidiaries;
◾	Are not insured by the Federal Deposit Insurance Corporation; and
◾	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC. TCW FUNDS, INC. TCW STRATEGIC INCOME FUND, INC. METROPOLITAN WEST FUNDS	SEPULVEDA MANAGEMENT LLC TCW DIRECT LENDING LLC TCW DIRECT LENDING VII LLC TCW DIRECT LENDING VIII LLC

Attention: Privacy Officer | 865 South Figueroa Street, Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

85

TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited)

Renewal of Investment Advisory and Management Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Directors of the Corporation (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Corporation, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.

On September 20, 2021, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2022 through February 5, 2023. The Board met by videoconference to approve that renewal, notwithstanding the in-person approval requirement that normally applies under the Investment Company Act, as permitted by relief provided by the Securities and Exchange Commission in light of the COVID-19 pandemic. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors also met by telephone in a working session on August 24, 2021 to hear presentations by representatives of the Advisor, to ask related questions, to review and discuss materials provided by the Advisor for their consideration, and to meet separately with their independent legal counsel. On September 20, 2021 they also met separately with their independent legal counsel to review and discuss supplemental information that had been requested on their behalf by their independent legal counsel and presented by the Advisor. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to those of appropriate peer groups of mutual funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.

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TCW Funds, Inc.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

2. Nature, extent, and quality of services provided by the Advisor

The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the fluctuations in assets that had been experienced over the past several years. The Board and the Independent Directors considered the ability of the Advisor to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting, and legal matters. They noted the substantial additional resources made available by The TCW Group, Inc., the parent company of the Advisor. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board and the Independent Directors considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2021. The Board and the Independent Directors

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TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with Broadridge. In reviewing each Fund’s relative performance, the Board and the Independent Directors took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Directors noted that most Funds’ performance was satisfactory over the relevant periods. The Board and the Independent Directors noted that the investment performance of most of the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge in the supplemental materials, but seven Funds ranked in the fourth or fifth quintile of their peer groups for that three-year period. For those Funds that lagged peer group averages, they noted that the Advisor had discussed with the Board the reasons for the underperformance and the actions taken or to be taken by the Advisor to address the underperformance, and they indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate. It was observed that the relative performance of several of those Funds had improved during the most recent one-year period. In addition, the Board and the Independent Directors noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the degree of risk employed by peer funds to achieve their returns. The Board also considered the Advisor’s assessment of the Funds’ performance during the recent period of significant market volatility.

With respect to the fixed income Funds, the Board and the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Directors believed that relative performance also should be considered in light of future market conditions expected by the Advisor. The Board and the Independent Directors noted the Advisor’s view that longer-term performance can be more meaningful for active fixed income funds than shorter-term performance because fixed income market cycles are generally longer than three years.

For the U.S. fixed income Funds, the Board and the Independent Directors noted the conservative profile of these Funds, which generally experienced less volatility compared to various other funds in the applicable peer group (except for the relative volatility of Total Return Bond Fund, which is a mortgage-focused Fund). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

For the Total Return Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-year period, second quintile for the five-year period, first quintile for the three-year period and fourth quintile for the one-year period.

For the Core Fixed Income Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten- and five-year periods, second quintile for the three-year period and fourth quintile for the one-year period.

For the High Yield Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the ten- and five-year periods, first quintile for the three-year period and fifth quintile for the one-year period.

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TCW Funds, Inc.

For the Global Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the five-year period, first quintile for the three-year period and second quintile for the one-year period.

For the Short Term Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fifth quintile for the ten-, five- and three-year periods and fourth quintile for the one-year period. The Board and the Independent Directors took into account the Advisor’s discussions of the poor relative performance, including that the Fund is generally being managed with lower interest rate risk and credit risk as compared to the peer group funds.

For the Enhanced Commodity Strategy Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the ten-, five- and three-year periods and third quintile for the one-year period.

With respect to the U.S. equity Funds, the Board and the Independent Directors noted that the performance of the Funds for most of the various periods reviewed ranked in the first, second or third quintiles.

The Select Equities Fund ranked in the second quintile for the ten- and five-year periods, first quintile for the three-year period and fourth quintile for the one-year period.

The Relative Value Dividend Appreciation Fund ranked in the third quintile for the ten-year period, fourth quintile for the five-year period, third quintile for the three-year period and first quintile for the one-year period. The Relative Value Large Cap Fund ranked in the third quintile for the ten-year and five-year periods, fourth quintile for the three-year period and second quintile for the one-year period. The Relative Value Mid Cap Fund ranked in the second quintile for the ten-year period, first quintile for the five-year period, fourth quintile for the three-year period and first quintile for the one-year period. The Board and the Independent Directors noted the Advisor’s explanation that the diversification tool used to mitigate risk of the Relative Value Funds weighed on three-year performance of the Relative Value Large Cap Fund and Relative Value Mid Cap Fund in a momentum-driven market. The Board and the Independent Directors also took into account the improved performance of the Relative Value Large Cap Fund and Relative Value Mid Cap Fund over the one-year period.

The New America Premier Equities Fund ranked in the first quintile for the five-year period, third quintile for the three-year period and fourth quintile for the one-year period.

The Global Real Estate Fund ranked in the first quintile for the five-, three- and one-year periods.

The Artificial Intelligence Equity Fund ranked in the fourth quintile for the three-year period and third quintile for the one-year period. The Board and the Independent Directors considered the Advisor’s explanation that the peer funds had greater exposure to the information technology sector, making the peer group less useful in comparing relative performance than if those funds’ principal investment strategies were more closely aligned with the Fund’s investment focus. The Board and the Independent Directors noted that the Fund’s total return performance was only 0.6% below that of the benchmark for the three-year period. The Board and the Independent Directors also noted the relatively short operating history of the Fund and determined to continue to closely monitor its performance.

For the asset allocation Fund, the Board and the Independent Directors noted that the Conservative Allocation Fund’s performance was in the first quintile for the ten-, five- and three-year periods and second quintile for the one-year period.

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TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

With respect to the international and emerging markets Funds, the Board and the Independent Directors noted that the performance of a majority of these Funds ranked in the first, second or third quintiles over many of the various time periods reviewed. The Emerging Markets Income Fund ranked in the second quintile for the ten- and five-year periods, third quintile for the three-year period and first quintile for the one-year period. The Emerging Markets Local Currency Income Fund ranked in the second quintile for the ten-year period, third quintile for the five-year period and the fourth quintile for the three- and one-year periods. The Emerging Markets Multi-Asset Opportunities Fund ranked in the second quintile for the five-year period and fourth quintile for the three- and one-year periods. The Developing Markets Equity Fund ranked in the third quintile for the five-year period, fourth quintile for the three-year period and third quintile for the one-year period. The Board and the Independent Directors considered the Advisor’s discussion of performance, including that the challenging international and emerging market conditions in recent years weighed on performance for some Funds.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective(s) and that the Advisor’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense level of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that each Fund’s management fee, after giving effect to applicable waivers and/or reimbursements, was below or near the median of the peer group funds on a current basis, with the exception of the Emerging Markets Income Fund, the Emerging Markets Local Currency Income Fund, the Emerging Markets Multi-Asset Opportunities Fund and the Conservative Allocation Fund. They also observed that each Fund’s total expenses, after giving effect to applicable waivers and/or reimbursements, were below or at the median of the peer group funds. The Board and the Independent Directors also noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Board and the Independent Directors noted that for several Funds, their below-median management fee and total expenses were in part due to substantial waiver and/or reimbursement pursuant to the contractual expense limitations. The Board and the Independent Directors concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Advisor to the Funds and the Advisor’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and

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liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5. The Advisor’s costs, level of profits, and economies of scale

The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and ongoing investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors further noted the Advisor’s past and current subsidies of the operating expenses of newer and smaller Funds and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Directors considered the risk borne by the Advisor that the Funds’ net assets and thus the Advisor’s fees might decline in the event of redemptions and that smaller Funds might not grow to become profitable. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Board and the Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board and

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Investment Management and Advisory Agreement Disclosure (Unaudited) (Continued)

the Independent Directors concluded that any potential benefits received or to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

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Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

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TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2021, the following Funds paid a capital gain distribution within the meaning of Section 852 (b) (3) (c) of the Code. Each Fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Developing Markets Equity Fund	$0.33

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2021:

Fund	Qualified Dividend Income
TCW Developing Markets Equity Fund	$43,066
TCW Emerging Markets Multi-Asset Opportunities Fund	$324,442

The following Funds paid foreign taxes during the year ended October 31, 2021 that are available as income tax credits:

Fund	Foreign Tax Credit
TCW Developing Markets Equity Fund	$24,328
TCW Emerging Markets Income Fund	$117,969
TCW Emerging Markets Local Currency Income Fund	$562,461
TCW Emerging Markets Multi-Asset Opportunities Fund	$357,143

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2022, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2021. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

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TCW Funds, Inc.

Directors and Officers of the Company

A board of six directors is responsible for overseeing the operations of the Company, which consists of 18 Funds at October 31, 2021. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point.360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 – June 2017) and Athletic Director (August 2010 – June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed end fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005 – 2019), KBS Capital Advisors (a manager of real estate investment trusts).	Pacific Oak Strategic Opportunity REIT (real estate investments); Pacific Oak Strategic Opportunity REIT II (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); Metropolitan West Funds (mutual fund); TCW DL VII Financing LLC (business development company): TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Norton Simon Museum (art museum); Stanford University (university); Causeway Capital Management Trust (mutual fund; 6 portfolios); Causeway ETML Trust (mutual fund); The Rose Hills Foundation (charitable foundation); TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (1959)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); and Employee (since 2003), Cowen Prime Services (broker dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors of TCW Funds, Inc., 300 South Grand Avenue, Los Angeles, CA 90071.

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TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Interested Director

This director is an “interested person” of the Company as defined in the 1940 Act because he is a director and officer of the Advisor, and shareholder and director of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC.	N/A

The officers of the Company who are not directors of the Company are:

Name and Year of Birth (1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
David Lippman (1958) President and Chief Executive Officer	Mr. Lippman has served as President and Chief Executive Officer of TCW Funds, Inc. since February 2021.	President and Chief Executive Officer, The TCW Group, Inc. (since August 2012), TCW LLC (since October 2015), the Advisor (since February 2013) and TCW Asset Management Company LLC (since February 2013); Chief Executive Officer, Metropolitan West Asset Management LLC (since February 2013); President and Principal Executive Officer, Metropolitan West Funds (since January 2008).
Lisa Eisen (1963) Tax Officer	Ms. Eisen has served as Tax Officer of TCW Funds, Inc. since December 2016.	Tax Officer (since December 2016), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW LLC; Vice President of Corporate Tax and Payroll for Health Net, Inc. (1998 – July 2016).
Meredith S. Jackson (1959) Senior Vice President, General Counsel and Secretary	Ms. Jackson has served as Senior Vice President since January 2016 and General Counsel and Secretary of TCW Funds, Inc. since February 2013.	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company LLC, The TCW Group Inc., TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc., Vice President and Secretary (since February 2013), Metropolitan West Funds.

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TCW Funds, Inc.

Name and Year of Birth (1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
Gladys Xiques (1973) Chief Compliance Officer and AML Officer	Ms. Xiques has served as Chief Compliance Officer and AML Officer of TCW Funds, Inc. since January 2021.	Chief Compliance Officer and AML Officer (since January 2021), TCW Strategic Income Fund, Inc. and Metropolitan West Funds; Managing Director and Global Chief Compliance Officer (since January 2021), TCW LLC, TCW Investment Management Company LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; Global Chief Compliance Officer (since January 2021), The TCW Group, Inc.; Senior Vice President (February 2015 – December 2020), TCW LLC, TCW Investment Management Company LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; Director and Compliance Counsel (March 2010 – January 2015), Kohlberg Kravis Roberts & Co. L.P.
Richard M. Villa (1964) Treasurer Principal Financial and Accounting Officer	Mr. Villa has served as Treasurer and Principal Financial and Accounting Officer of TCW Funds, Inc. since February 2014.

Executive Vice President, Chief Financial Officer and Assistant Secretary (since

January 2016), TCW LLC; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc.; Executive Vice President and Chief Financial Officer and Assistant Secretary (since July 2008), TCW Investment Management Company LLC, the TCW Group, Inc., TCW Asset Management Company LLC.

(1)	The address of the Interested Director and each officer is c/o the TCW Group, Inc., 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.
(2)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

In addition, Eric Chan, Managing Director of Fund Operations for the Advisor, TCW Asset Management Company LLC, TCW LLC (since 2009), and Metropolitan West Asset Management, LLC (since November 2006), is Assistant Treasurer of the Company (since June 2019) and Metropolitan West Funds (since 2010). Mr. Chan is a Certified Public Accountant. Patrick W. Dennis, Senior Vice President, Associate General Counsel and Assistant Secretary of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC, the Advisor (since February 2013), is Vice President and Assistant Secretary of the Company and Metropolitan West Funds (since 2013).

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

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TCW Funds, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

Peter McMillan

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David Lippman

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Gladys Xiques

Chief Compliance Officer and Anti-Money Laundering Officer

Patrick W. Dennis

Vice President and Assistant Secretary

Lisa Eisen

Tax Officer

Eric W. Chan

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

FUNDarINT1021

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant has made no material changes to its code of ethics.

(d)	The Registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)

The Registrant’s Board of Directors (the “Board”) has determined that the Registrant has two members serving on the Registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Samuel P. Bell and Victoria B. Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Registrant.

(a)	Audit Fees

For the fiscal years ended October 31, 2021 and October 31, 2020, the aggregate fees billed for professional services rendered by Deloitte for the audit of the Registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2021	2020
$525,298	$525,298

(b)	Audit-Related Fees

For the fiscal years October 31, 2021 and October 31, 2020, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and that are not reported under Audit Fees above were:

2021	2020
$0	$0

(c)	Tax Fees

For the fiscal years ended October 31, 2021 and October 31, 2020, the aggregate fees billed for tax compliance, tax advice and tax planning by Deloitte were:

2021	2020
$106,292	$104,215

(d)	All Other Fees

For the fiscal years ended October 31, 2021 and October 31, 2020, the aggregate fees billed by Deloitte to the Registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2021	2020
$13,910	$10,868

Fees were for Passive Foreign Investment Company analysis.

(e)(1)

The Registrant’s Audit Committee approves each specific service the auditor will perform for the Registrant. Accordingly, the Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For the fiscal years ended October 31, 2021 and October 31, 2020, aggregate non-audit fees billed by Deloitte for services rendered to the Registrant were:

2021	2020
$120,202	$115,083

For the twelve month periods ended October 31, 2021 and October 31, 2020, aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $709,570 and $886,027, respectively.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Chief Executive Officer and Principal Financial and Accounting Officer have concluded, as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of such date, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	EX-99.CODE – Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)	EX-99.CERT – The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	EX-99.906CERT – The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)
/s/ David B. Lippman David B. Lippman President and Chief Executive Officer

Date	December 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ David B. Lippman David B. Lippman President and Chief Executive Officer

Date	December 29, 2021

By (Signature and Title)
/s/ Richard M. Villa Richard M. Villa Treasurer and Principal Financial and Accounting Officer

Date	December 29, 2021